Exhibit 10.2

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT dated as of February 19, 2013 (this “Agreement”), to the Amended and Restated Credit Agreement dated as of March 30, 2007 (as amended and restated as of February 28, 2012, and as further amended as of February 28, 2012, March 2, 2012, May 9, 2012, June 11, 2012, and August 15, 2012, the “Original Credit Agreement”), among Sabre Inc., a Delaware corporation (the “Borrower”), Sabre Holdings Corporation, a Delaware corporation (“Holdings”), each of the other Loan Parties, the Lenders party hereto, Deutsche Bank AG New York Branch, as administrative agent (the “Original Administrative Agent”), Swing Line Lender and L/C Issuer (as such terms are defined in Section 1) and Bank of America, N.A., as Successor Administrative Agent, Swing Line Lender and L/C Issuer, as Fronting Term B Lender and Fronting Term C Lender.

WHEREAS, pursuant to the Original Credit Agreement, the Existing Lenders have extended credit to the Borrower;

WHEREAS, the parties to this Agreement have agreed to enter into this Agreement in order to amend and restate the terms of the Original Credit Agreement and the Loan Documents referred to therein in the manner set out below.

WHEREAS, the Original Administrative Agent intends to resign its appointment as administrative agent under the Original Credit Agreement in the manner set out below.

WHEREAS, the Existing Lenders intend to appoint Bank of America, N.A. as the successor Administrative Agent (the “Successor Administrative Agent”) under the Restated Credit Agreement and the Loan Documents referred to therein in the manner set out below.

WHEREAS, this Agreement is entered into by the Original Administrative Agent on behalf of itself and the Required Lenders pursuant to Section 11.01 of the Original Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below.

In addition, the following terms shall have the meanings set forth below:

“Consenting Lender” means each Existing Lender that has executed a signature page hereto either as Converting Lender or a Consenting Non-Converting Lender (as defined on the signature pages hereto).

“Converting 2007 Term Loan Lender” means each Existing Lender holding Existing 2007 Term Loans immediately prior to the Amendment Effective Date which makes available an Initial Scheduled Term B Loan Commitment.

“Converting 2012 Incremental Term Loan Lender” means each Existing Lender holding Existing 2012 Incremental Term Loans immediately prior to the Amendment Effective Date which makes available an Initial Scheduled Term B Loan Commitment.

“Converting February 2012 Term Loan Lender” means each Existing Lender holding Existing February 2012 Term Loans immediately prior to the Amendment Effective Date which makes available an Initial Scheduled Term B Loan Commitment.

“Converting May 2012 Term Loan Lender” means each Existing Lender holding Existing May 2012 Term Loans immediately prior to the Amendment Effective Date which makes available an Initial Scheduled Term B Loan Commitment.

“Converting Lenders” means a Converting 2007 Term Loan Lender, a Converting February 2012 Term Loan Lender, a Converting May 2012 Term Loan Lender and/or a Converting 2012 Incremental Term Loan Lender, as the context may require.

“Existing 2007 Term Loans” means the Term Loans (as defined in the Original Credit Agreement) made by Lenders under the Original Credit Agreement on March 30, 2007.

“Existing 2007 Term Loan Conversion” has the meaning set forth in Section 3(b)(i).

“Existing 2012 Incremental Term Loans” means the Incremental Term Loans (as defined in the Original Credit Agreement) made pursuant to the Incremental Amendment (as defined in the Original Credit Agreement) dated August 15, 2012.

“Existing 2012 Incremental Term Loan Conversion” has the meaning set forth in Section 3(b)(ii).

“Existing February 2012 Term Loans” means the Term Loans (as defined in the Original Credit Agreement) made pursuant to the First Term Loan Extension Amendment dated February 28, 2012.

“Existing February 2012 Term Loan Conversion” has the meaning set forth in Section 3(b)(iii).

“Existing Lender” means an existing Lender under the Original Credit Agreement immediately prior to giving effect to this agreement.

“Existing May 2012 Term Loans” means the Term Loans (as defined in the Original Credit Agreement) made pursuant to the Second Term Loan Extension Amendment dated May 9, 2012.

“Existing May 2012 Term Loan Conversion” has the meaning set forth in Section 3(b)(iv).

“Existing Required Lenders” means the “Required Lenders” as that term is defined under the Original Credit Agreement (but immediately prior to giving effect to this Agreement);

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“Existing Revolving Facilities” means the Revolving Credit Facilities under the Original Credit Agreement on the Amendment Effective Date (but immediately prior to giving effect to this agreement).

“Existing Revolving Facility Commitments” means the Revolving Credit Commitments under the Original Credit Agreement on the Amendment Effective Date (but immediately prior to giving effect to this agreement).

“Existing Revolving Facility Lender” means each Existing Lender with Existing Revolving Facility Commitments under the Original Credit Agreement on the Amendment Effective Date (but immediately prior to giving effect to this Agreement).

“Existing Revolving Facility Loans” means the Revolving Credit Loans outstanding under the Original Credit Agreement on the Amendment Effective Date (but immediately prior to giving effect to this Agreement).

“Existing Term Loans” means the Existing 2007 Term Loans, Existing 2012 Incremental Term Loans, Existing February 2012 Term Loans and Existing May 2012 Term Loans, as the context may require.

“Fronting Term B Lender” means Bank of America, N.A. in its capacity as initial lender of Term B Loans under the Restated Credit Agreement.

“Fronting Term C Lender” means Bank of America, N.A. in its capacity as initial lender of Term C Loans under the Restated Credit Agreement

“Initial Term Facility Lenders” means the Converting Lenders, the Fronting Term B Lender and the Fronting Term C Lender.

“Initial Scheduled Term B Loan Commitments” has the meaning set forth in Section 3(a).

“Initial Term Loan B Commitment Schedule” has the meaning set forth in Section 3(a).

“New Revolving Facility Commitment” means, in relation to a New Revolving Facility Lender, the amount set opposite its name under the heading “Revolving Credit Commitment” in Schedule 2.01A to the Restated Credit Agreement. On the Amendment Effective Date, the aggregate amount of the New Revolving Facility Commitments is $352,000,000.

“New Revolving Facility Lenders” means Bank of America, N.A., Barclays Bank PLC, Deutsche Bank AG New York Branch, Goldman Sachs Bank USA, Mizuho Corporate Bank, Ltd., Morgan Stanley Bank, N.A., Morgan Stanley Senior Funding, Inc. and Natixis, New York Branch.

“New Term B Loans” has the meaning set forth in Section 3(d).

“Non-Converting Lenders” means each Existing Lender other than Converting Lenders.

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“Term Loan Conversion” has the meaning set forth in Section 3(b)(iv).

SECTION 2. Amendment and Restatement of the Original Credit Agreement. Effective on the Amendment Effective Date (as defined below), (a) the Original Credit Agreement is hereby amended and restated in the form of the Amended and Restated Credit Agreement set forth as Annex A hereto (the Original Credit Agreement, as so amended and restated, being referred to herein as the “Restated Credit Agreement”), and (b) each Exhibit and Schedule to the Original Credit Agreement is hereby replaced in its entirety with the corresponding Exhibits and Schedules attached to the Restated Credit Agreement. From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Restated Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Restated Credit Agreement, as may be further amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, any references to “the date hereof” in the Restated Credit Agreement shall refer to February 19, 2013.

SECTION 3. Term B Loans. (a) The Successor Administrative Agent has prepared a schedule (the “Initial Term Loan B Commitment Schedule”) which sets forth the allocated commitments in respect of the Term B Loans (the “Initial Scheduled Term B Loan Commitments”) received by it from the Initial Term B Facility Lenders on the Amendment Effective Date. The Successor Administrative Agent has notified each Converting Lender and each Initial Term B Facility Lender of its allocated Initial Scheduled Term B Loan Commitment, and each of the Fronting Term B Lender and the Converting Lenders has provided its consent to the terms set forth in this agreement to each of the Original Administrative Agent and the Successor Administrative Agent.

(b) Upon the occurrence of the Amendment Effective Date:

(i) the outstanding aggregate principal amount of each Converting 2007 Term Loan Lender’s outstanding Existing 2007 Term Loans shall automatically be converted into Term B Loans in a partial satisfaction of such Converting 2007 Term Loan Lender’s Initial Scheduled Term B Loan Commitment (the “Existing 2007 Term Loan Conversion”);

(ii) the outstanding aggregate principal amount of each Converting 2012 Incremental Term Loan Lender’s outstanding Existing 2012 Incremental Term Loans shall automatically be converted into Term B Loans in a partial satisfaction of such Converting 2012 Incremental Term Loan Lender’s Initial Scheduled Term B Loan Commitment (the “Existing 2012 Incremental Term Loan Conversion”);

(iii) the outstanding aggregate principal amount of each Converting February 2012 Term Loan Lender’s outstanding Existing February 2012 Term Loans shall automatically be converted into Term B Loans in a partial satisfaction of such Converting 2012 Incremental Term Loan Lender’s Initial Scheduled Term B Loan Commitment (the “Existing February 2012 Term Loan Conversion”); and

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(iv) the outstanding aggregate principal amount of each Converting May 2012 Term Loan Lender’s outstanding Existing May 2012 Term Loans shall automatically be converted into Term B Loans in a partial satisfaction of such Converting 2012 Incremental Term Loan Lender’s Initial Scheduled Term B Loan Commitment (the “Existing May 2012 Term Loan Conversion” and, together with the Existing 2007 Term Loan Conversion, the Existing 2012 Incremental Term Loan Conversion and the Existing May 2012 Term Loan Conversion, the “Term Loan Conversion”);

(c) each Converting Lender shall be deemed to have “made available” its Term B Loans to the Borrower on the Amendment Effective Date by way of the Term Loan Conversion for the purposes of Section 2.01(a) of the Restated Credit Agreement;

(d) the Fronting Term B Lender shall make new loans (the “New Term B Loans”) to the Borrower on the Amendment Effective Date in the aggregate principal amount equal to the Initial Scheduled Term B Loan Commitment of the Fronting Term B Lender, which shall constitute the making available of a Term B Loan for the purposes of Section 2.01(a) of the Restated Credit Agreement;

(e) the proceeds of the New Term B Loans shall be used by the Borrower, inter alia, to repay in full in cash (i) the aggregate principal amount of the Existing 2007 Term Loans, (ii) the aggregate principal amount of the Existing 2012 Incremental Term Loans, (iii) the aggregate principal amount of the Existing February 2012 Term Loans and (iv) the aggregate principal amount of the Existing May 2012 Term Loans, in each case outstanding on the Amendment Effective Date immediately prior to giving effect to this Agreement, that are not subject to the Term Loan Conversion;

(f) For the purposes of clause (d) above, proceeds of the New Term B Loans shall be paid by the Fronting Term B Lender to the Original Administrative Agent who, upon receipt thereof shall repay the Existing Term Loans outstanding on the Amendment Effective Date, immediately prior to giving effect to this Agreement, as directed by the Successor Administrative Agent.

(g) On the Amendment Effective Date, the Borrower shall pay in cash: (i) all interest and fees accrued in relation to the Existing Term Loans to (but excluding) the Amendment Effective Date, whether or not otherwise due and payable under the Original Credit Agreement (including accrued and unpaid interest on all Existing Term Loans subject to the Term Loan Conversion) and (ii) to each Converting Lender and each Non-Converting Lender, all costs due pursuant to Section 3.05 of the Original Credit Agreement.

SECTION 4. Term C Loans.

(a) The Fronting Term C Lender shall make available a new term loan facility to the Borrower on the Amendment Effective Date in the aggregate amount equal to $425,000,000, which shall constitute the making available of the Term C Loans for the purposes of Section 2.01(a) of the Restated Credit Agreement.

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(b) The proceeds of the Term C Loans shall be used by the Borrower, together with the proceeds of the New Term B Loans, to, inter alia, repay in full in cash (i) the aggregate principal amount of the Existing 2007 Term Loans, (ii) the aggregate principal amount of the Existing 2012 Incremental Term Loans, (iii) the aggregate principal amount of the Existing February 2012 Term Loans and (iv) the aggregate principal amount of the Existing May 2012 Term Loans, in each case outstanding on the Amendment Effective Date immediately prior to giving effect to this Agreement, that are not subject to the Term Loan Conversion.

(c) For the purposes of clause (b) above, proceeds of the Term C Loans shall be paid by the Fronting Term C Lender to the Original Administrative Agent who, upon receipt thereof shall repay the Existing Term Loans outstanding on the Amendment Effective Date immediately prior to giving effect to this Agreement, that are not subject to the Term Loan Conversion as directed by the Successor Administrative Agent.

SECTION 5. Revolving Commitments.

(a) On the Amendment Effective Date, the aggregate amount of the Existing Revolving Facility Commitments of the Existing Revolving Facility Lenders under the Original Credit Agreement shall be cancelled and the Borrower shall repay in full in cash the principal of all Existing Revolving Facility Loans outstanding on the Amendment Effective Date.

(b) Each of the parties hereto acknowledges and agrees that as of the Amendment Effective Date each of the Letters of Credit (as defined under the Original Credit Agreement) outstanding under the Original Credit Agreement shall be deemed to be issued under the Restated Credit Agreement as provided in Section 2.03(l) of the Restated Credit Agreement.

(c) Each New Revolving Facility Lender shall make available a new revolving facility commitment to the Borrower on the Amendment Effective Date in the aggregate amount equal to each such New Revolving Facility Lender’s New Revolving Facility Commitment, which shall constitute the making available of the Revolving Credit Facility for the purposes of Section 2.01(b) of the Restated Credit Agreement.

(d) On the Amendment Effective Date, the Borrower shall pay in cash: (i) all interest and fees accrued in relation to the Existing Revolving Facilities to (but excluding) the Amendment Effective Date, whether or not otherwise due and payable under the Original Credit Agreement and (ii) all costs due to the Existing Revolving Facility Lenders pursuant to Section 3.05 of the Original Credit Agreement.

SECTION 6. Resignation and Appointment of Administrative Agent.

(a) Resignation of Original Administrative Agent: The Original Administrative Agent hereby notifies the Existing Lenders and the Borrower (for itself and on behalf of the other Loan Parties) of its resignation from its appointment as Administrative Agent under the Loan Documents, pursuant to Section 10.09 of the Original Credit Agreement, such resignation to be effective on the Amendment Effective Date (concurrently with the appointment of the Successor Administrative Agent under Section 5(b) below and the repayment of Existing Term Loans and Existing Revolving Facility Loans as provided in Section 3 and Section 5 above, respectively, and the payment of all other amounts contemplated by Section 3(g) and Section 5(d). By virtue of the Original Administrative Agent’s execution of this Agreement on its behalf, each Existing Lender accepts the resignation of the Original Administrative Agent under the Loan Documents on the terms set forth in this Agreement.

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(b) Appointment of Successor Administrative Agent; The Original Administrative Agent, at the direction of the Existing Lenders constituting the Existing Required Lenders, hereby appoints the Successor Administrative Agent as Administrative Agent for the purpose of the Loan Documents pursuant to Section 10.09 of the Original Credit Agreement, such appointment to be effective on the Amendment Effective Date (concurrently with the repayment of Existing Term Loans and Existing Revolving Facility Loans as provided in Section 3 and Section 4 hereof, respectively, and the payment of all other amounts contemplated by Section 3(g) and Section 4(d), and the Borrower (on behalf of itself and each of the other Loan Parties) hereby acknowledges and agrees to such appointment. The Successor Administrative Agent hereby accepts such appointment and confirms and agrees that in its capacity as Administrative Agent it shall act, following the retirement of the Original Administrative Agent hereunder, as successor to the Original Administrative Agent as Administrative Agent with respect to the Restated Credit Agreement and other Loan Documents and that it shall have the same rights and obligations thereunder as it would have had if it had been an original party thereto as the Administrative Agent thereunder.

(c) Liabilities of Original Administrative Agent and Successor Administrative Agent; Each of the parties hereto acknowledges and agrees that:

(i)	the Successor Administrative Agent shall not incur any liability to any Person by reason of its appointment hereunder as Administrative Agent for any loss suffered by any person prior to the effectiveness of its appointment on the Amendment Effective Date; and

(ii)	the Original Administrative Agent shall not incur any liability to any Person by reason of its previous appointment as Administrative Agent for any loss suffered by any Person following the effectiveness of the Successor Administrative Agent’s appointment on the Amendment Effective Date.

In addition, and notwithstanding anything to the contrary contained in the Original Credit Agreement, the Restated Credit Agreement and the other Loan Documents, the parties hereto acknowledge and agree that:

(i) the Successor Administrative Agent shall not be liable for:

(A) any actions taken or omitted to be taken by the Original Administrative Agent:

(I) while it was the Administrative Agent; or

(II) pursuant to this Agreement (unless such liability was caused by the gross negligence or willful misconduct of the Successor Administrative Agent in delivering any payment directions to the Original Administrative Agent on the Amendment Effective Date as contemplated by Section 3(f) hereof); or

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(B) any actions taken or omitted to be taken, or any determinations made, by the Successor Administrative Agent based upon the information provided by the Original Administrative Agent with respect to any period ending prior to the effectiveness of the Successor Administrative Agent’s appointment on the Effective Date; and

(ii) the Original Administrative Agent shall not be liable for any actions taken or omitted to be taken, or any determinations made, by the Original Administrative Agent based upon the directions provided by the Successor Administrative Agent as described in Section 3(f) or any other directions pursuant to the terms of this Agreement.

(d) Discharge and Existing Indemnity. Upon the appointment of the Successor Administrative Agent, the Original Administrative Agent shall be discharged from any obligations and liabilities (except to the extent arising from actions taken or omitted to be taken prior to the effectiveness of its resignation on the Amendment Effective Date and then only if directly caused by its gross negligence or wilful misconduct) under or in respect of the Loan Documents and the Original Administrative Agent shall remain entitled to the benefit of Section 10.07, Section 11.04 and Section 11.05 of the Credit Agreement in respect of any actions taken or omitted to be taken while the Original Administrative Agent acted as Administrative Agent under the Loan Documents up to and including the Amendment Effective Date or which arise as a result of the matters contemplated by this Agreement, including in relation to any action taken or not taken by the Original Administrative Agent in connection with entering into and performing any obligations under this Agreement.

(e) Further Assurances of Original Administrative Agent. The Original Administrative Agent agrees that, on or following the Amendment Effective Date, it shall promptly furnish, at the Borrower’s and the Loan Parties’ expense, additional releases, termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by the Successor Administrative Agent in order to effect and evidence more fully the matters covered hereby.

SECTION 7. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party represents and warrants to each of the Lenders, the Original Administrative Agent and the Successor Administrative Agent that:

(a) the execution, delivery and performance by each Loan Party of this Agreement has been duly authorized by all necessary corporate, limited liability company and/or partnership action, as applicable, of such Loan Party;

(b) this Agreement has been duly executed and delivered by such Loan Party;

(c) each of this Agreement, the Restated Credit Agreement and each other Loan Document to which each Loan Party is a party, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and to general principles of equity;

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(d) the execution, delivery and performance by each Loan Party of this Agreement and the performance of its obligations under the Restated Credit Agreement are within such Loan Party’s corporate or other powers and do not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of, any Lien under (other than as permitted by Section 7.01 of the Restated Credit Agreement), or require any payment to be made under (x) (A) any material indenture, mortgage, deed of trust or loan agreement (including the Existing Notes Indenture) or (B) any other Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii) or (iii) above, to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect; and

(e) immediately before and after giving effect to this Agreement and the transactions contemplated hereby (i) the representations and warranties set forth in Article V of the Restated Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (ii) no Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date, after giving effect to this Agreement and the transactions contemplated hereby.

SECTION 8. Effectiveness. This Agreement shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a) the Successor Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Guarantor, (iv) the Existing Required Lenders, (v) the Swing Line Lender, (vi) each L/C Issuer, (vii) each Consenting Lender, (viii) the Fronting Term B Lender, (ix) the Fronting Term C Lender and (x) each New Revolving Lender; and

(b) each of the conditions set forth in Sections 4.01 and 4.02 of the Restated Credit Agreement shall have been satisfied or waived.

The Successor Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Successor Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

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SECTION 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ORIGINAL ADMINISTRATIVE AGENT, THE SUCCESSOR ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ORIGINAL ADMINISTRATIVE AGENT AND THE SUCCESSOR ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 12. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13. No Novation. Neither this Agreement nor the effectiveness of the Restated Credit Agreement shall discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Amendment Effective Date in favor of the Original Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Original Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby (including by the Restated Credit Agreement) or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Original Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder except as provided herein, and such obligations are in all respects continuing with only the terms

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being modified as provided in this Agreement and in the Restated Credit Agreement. The Original Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby (including by the Restated Credit Agreement). This Agreement shall constitute a Loan Document for all purposes of the Original Credit Agreement and the Restated Credit Agreement. Each Guarantor further agrees that nothing in the Restated Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Restated Credit Agreement.

SECTION 14. Notices. All communications and notices hereunder shall be given as provided in the Restated Credit Agreement.

SECTION 15. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 16. Successors. The terms of this Agreement shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 17. No Waiver. Except as expressly set forth herein (including the Exhibits attached hereto), this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Original Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Credit Agreement or any other provision of the Original Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Original Credit Agreement or any other Loan Document in similar or different circumstances.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date and year first above written.

SABRE INC., as Borrower

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

SABRE HOLDINGS CORPORATION, as Holdings

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

EACH OF THE LOAN PARTIES LISTED
BELOW, hereby consents to the entering into of this Agreement and agrees to the provisions hereof:

GETTHERE INC.
GETTHERE L.P.
LASTMINUTE.COM LLC
LASTMINUTE.COM HOLDINGS, INC.
SABRE INTERNATIONAL NEWCO, INC.
SABRE INVESTMENTS, INC.
SABREMARK G.P., LLC
SABREMARK LIMITED PARTNERSHIP
SITE59.COM, LLC
SST FINANCE, INC.
SST HOLDING, INC.
TRAVELOCITY HOLDINGS I, LLC
TRAVELOCITY HOLDINGS, INC.
TRAVELOCITY.COM LLC
TRAVELOCITY.COM LP
TVL COMMON, INC.

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

[Sabre - Signature Page to Amendment and Restatement Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as
Original Administrative Agent, as L/C Issuer

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Marcus M.Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

Signature page to Sabre Inc. Amendment & Restatement Agreement

BANK OF AMERICA, N.A., as Successor
Administrative Agent, Swing Line Lender, L/C Issuer,
Fronting Term B Lender, Fronting Term C Lender, and as
a New Revolving Facility Lender

By:	/s/ Laura Warner
	Name:	Laura Warner
	Title:	Director

Signature page to Sabre Inc. Amendment & Restatement Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 30, 2007 (AS AMENDED AND RESTATED AS OF FEBRUARY 28, 2012, AND AS FURTHER AMENDED AS OF FEBRUARY 28, 2012, MARCH 2, 2012, MAY 9, 2012, JUNE 11, 2012, AND AUGUST 15, 2012), AMONG SABRE INC., SABRE HOLDINGS CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY HERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ORIGINAL ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER AND BANK OF AMERICA, N.A., AS SUCCESSOR ADMINISTRATIVE AGENT.

By executing this signature page:

(i) as an Existing Lender that is a Converting Lender, the undersigned institution agrees (A) to the terms of the Amended and the Restated Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Restated Credit Agreement, to convert all of its Existing Term Loans in the aggregate principal amount set forth below under the heading “Principal Amount of Existing Term Loans to be converted to Term B Loans” on the Amendment Effective Date and (C) to commit to provide an additional amount of Term B Loans on the Amendment Effective Date in the amount set forth below under the heading “Principal Amount of Additional Term B Commitments” (it being understood by such Converting Lender that its commitment to provide Term B Loans either by way of conversion or by its new commitment may be reduced in accordance with final allocations, which will be at the discretion of the Successor Administrative Agent, in consultation with the Borrower);

(ii) as an Existing Lender (whether a Revolving Credit Lender or a Term Lender) that is not agreeing to convert its Existing Term Loans to Term B Loans (any such Lender, a “Consenting Non-Converting Lender”), the undersigned institution consents and agrees to the terms of the Agreement and the Restated Credit Agreement, but not to convert any of its Existing Term Loans into Term B Loans; and

(iii) as a New Revolving Facility Lender, the undersigned institution consents and agrees to provide its New Revolving Facility Commitment on the Amendment Effective Date.

NAME OF LENDER: Deutsche Bank AG New York Branch

Executing as an NEW REVOLVING FACILITY LENDER:

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

For any Lender requiring a second signature line:

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	0945033 B.C. UNLIMITED LIABILITY COMPANY

By: HALIFAX ULC

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Richard Taylor
	Name:	Richard Taylor
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Columbia Variable Portfolio - Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$315,433.16

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	AbitibiBowater Fixed Income Master Trust Fund

By: Guggenheim Partners Investment Management, LLC as Investment Manager

Executing as an CONVERTING LENDER:

By:	/s/ KAITLIN TRINH
	Name:	KAITLIN TRINH
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$412,242.78

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	The AbitibiBowater Inc. US Master Trust for Defined Benefit Plans

By: Guggenheim Partners Investment Management, LLC as Investment Manager

Executing as an CONVERTING LENDER:

By:	/s/ KAITLIN TRINH
	Name:	KAITLIN TRINH
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$59,570.05

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ACA CLO 2006-2 LTD

Executing as an CONVERTING LENDER:

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Non-Extended Initial Term Loan	$2,199,673.82

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ACA CLO 2007-1 LTD

Executing as an CONVERTING LENDER:

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,486,488.16
Non-Extended Initial Term Loan	$352,343.50

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Airlie CLO 2006-II Ltd

Executing as an CONVERTING LENDER:

By:	/s/ Seth Cameron
	Name:	Seth Cameron
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended TL	$2,909,526.45

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	LANDMARK IX CDO LTD

By: Landmark Funds LLC, as Manager By: Sound Harbour Partners, LLC, as Sub-Advisor

Executing as an CONVERTING LENDER:

By:	/s/ Kofi Tweneboa-Kodua
	Name:	Kofi Tweneboa-Kodua
	Title:	Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,262,000.00	$1,787,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING TERM LENDER

NAME OF LENDER:	LANDMARK V CDO LIMITED

By: Landmark Funds LLC, as Manager By: Sound Harbour Partners, LLC, as Sub-Advisor

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Kofi Tweneboa-Kodua
	Name:	Kofi Tweneboa-Kodua
	Title:	Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	One Wall Street CLO II LTD

By: Alcentra NY, LLC, as investment advisor

Executing as an CONVERTING LENDER:

By:	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,422,512.75

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Pacifica CDO V LTD

By: Alcentra NY, LLC, as investment advisor

Executing as an CONVERTING LENDER:

By:	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,215,918.79

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Pacifica CDO VI LTD

By: Alcentra NY, LLC, as investment advisor

Executing as an CONVERTING LENDER:

By:	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,049,529.67

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Westwood CDO II LTD

By: Alcentra NY, LLC, as investment advisor

Executing as an CONVERTING LENDER:

By:	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,138,047.19

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Westwood CDO I LTD

By: Alcentra NY, LLC, as investment advisor

Executing as an CONVERTING LENDER:

By:	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,783,958.27

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Shackleton I CLO, Ltd.

By: Alcentra NY, LLC, as investment advisor

Executing as an CONVERTING LENDER:

By:	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,418,132.70

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	AIMCO CLO, SERIES 2005-A

Executing as an CONVERTING LENDER:

By:	/s/ Basil G. Chaltas, Jr.
	Name:	Basil G. Chaltas, Jr.
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Michael T. Moran
	Name:	Michael T. Moran
	Title:	Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
2nd Extended Term Loan B	$988,537.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	AIMCO CLO, SERIES 2006-A

Executing as an CONVERTING LENDER:

By:	/s/ Basil G. Chaltas, Jr.
	Name:	Basil G. Chaltas, Jr.
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Michael T. Moran
	Name:	Michael T. Moran
	Title:	Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
2nd Extended Term Loan B	$1,280,279.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING TERM LENDER

NAME OF LENDER:	ALLSTATE LIFE INSURANCE COMPANY

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Basil G. Chaltas, Jr.
	Name:	Basil G. Chaltas, Jr.
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Michael T. Moran
	Name:	Michael T. Moran
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING TERM LENDER

NAME OF LENDER:	ALM IV, Ltd

By: Apollo Credit Management (CLO), LLC as Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING TERM LENDER

NAME OF LENDER:	ALM V, Ltd.

By: Apollo Credit Management (CLO), LLC as Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney.
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING TERM LENDER

NAME OF LENDER: ACAS CLO 2007-1, Ltd. By: American Capital Leveraged Finance Management, LLC (f/k/a American Capital Asset Management, LLC)

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Juan Miguel Estela
	Name:	Juan Miguel Estela
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING TERM LENDER

NAME OF LENDER: ACAS CLO 2012-1, Ltd. By: American Capital Leveraged Finance Management, LLC (f/k/a American Capital Asset Management, LLC)

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Juan Miguel Estela
	Name:	Juan Miguel Estela
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ANCHORAGE CAPITAL CLO 2012-1, LTD

Executing as an CONVERTING LENDER:

By: Anchorage Capital Group, LLC.,

Its Investment Manager

By:	/s/ MICHAEL AGLIALORO
	Name:	MICHAEL AGLIALORO
	Title:	Executive Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$4,987,500	$5,000,000

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: SAN GABRIEL CLO I LTD

Executing as an CONVERTING LENDER:

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,424,605.36
Non-Extended Initial Term Loan	$574,706.19

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	APIDOS CDO III

Executing as an CONVERTING LENDER:

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New Term Loan Extended	$1,182,884.12
Non-Extended Initial Term Loan	$165,025.19

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	APIDOS CDO V

Executing as an CONVERTING LENDER:

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,695,464.69
Non-Extended Initial Term Loan	$401,877.38

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	APIDOS CINCO CDO

Executing as an CONVERTING LENDER:

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
	Name:	Oscar K. Anderson
	Title:	MD

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$787,117.21
Non-Extended Initial Term Loan	$186,571.04

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	APIDOS CLO VIII

Executing as an CONVERTING LENDER:

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Non-Extended Initial Term Loan	$175,906.73

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING TERM LENDER

NAME OF LENDER:	LeverageSource III S.a r.l.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Paul Plank
	Name:	Paul Plank
	Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ALM Loan Funding 2010-1, Ltd.

By: Apollo Credit Management, LLC, its collateral manager

Executing as an CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$231,884.99

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Apollo/Palmetto Short-Maturity Loan Portfolio, L.P.

By: Apollo Credit Advisors III, L.P., its general partner

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	ALM VII, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Falcon Senior Loan Fund Ltd.

By: Apollo Fund Management LLC As Its Investment Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Rampart CLO 2007 Ltd.

By: Apollo Debt Advisors LLC as its Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	RAMPART CLO 2006-1 LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	CORNERSTONE CLO LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	IBM Personal Pension Plan Trust

By: Apollo Fund Management LLC, its Investment Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Apollo Senior Floating Rate Fund Inc.

By: Account 631203

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	ARCH STREET FUNDING LLC

Executing as a CONSENTING NON-CONVERTING LENDER:

ARCH STREET FUNDING LLC
By:	FS Investment Corporation, as Sole Member
By:	GSO/Blackstone Debt Funds Management LLC
as Sub-Adviser

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ARES XIX CLO LTD.

	By:	ARES CLO MANAGEMENT XIX, L.P., ITS INVESTMENT MANAGER
	By:	ARES CLO GP XIX, LLC, ITS GENERAL PARTNER

Executing as an CONVERTING LENDER:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$558,503.87

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ARES XX CLO LTD.

	By:	ARES CLO MANAGEMENT XX, L.P., ITS INVESTMENT MANAGER
	By:	ARES CLO GP XX, LLC, ITS GENERAL PARTNER

Executing as an CONVERTING LENDER:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$949,456.57

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	C.M. LIFE INSURANCE COMPANY

Executing as an CONVERTING LENDER:

By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Arthur J. McMahon

	Name:	Arthur J. McMahon
	Title:	Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing February 2012 Term Loan	$413,743.81

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	JFIN FUND III LLC

Executing as an CONVERTING LENDER:

By: Jeffries Finance LLC as Collateral Manager

By:	/s/ Charlie J. Franklin

	Name:	Charlie J. Franklin
	Title:	Closing Manager

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing February 2012 Term Loan	$2,800,157.84

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	SAPPHIRE VALLEY CDO I, LTD.

Executing as an CONVERTING LENDER:

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon

	Name:	Arthur J. McMahon
	Title:	Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing February 2012 Term Loan	$2,904,826.19

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ST. JAMES RIVER CLO, LTD.

Executing as an CONVERTING LENDER:

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon

	Name:	Arthur J. McMahon
	Title:	Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing February 2012 Term Loan	$3,056,392.51

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	VINACASA CLO, LTD.

Executing as an CONSENTING NON-CONVERTING LENDER:

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon

	Name:	Arthur J. McMahon
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BABSON CAPITAL GLOBAL LOANS LIMITED

Executing as an CONVERTING LENDER:

By: Babson Capital Management LLC as Investment Manager

By:	/s/ Arthur J. McMahon
	Name:	Arthur J. McMahon
	Title:	Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing 2012 Incremental Term Loan	$1,995,000.00
Existing February 2012 Term Loan	$3,244,393.45

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BABSON CLO LTD. 2006-II

Executing as an CONVERTING LENDER:

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
	Name:	Arthur J. McMahon
	Title:	Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing 2007 Term Loans	$422,406.58

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BABSON CLO LTD. 2006-II

Executing as an CONVERTING LENDER:

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
	Name:	Arthur J. McMahon
	Title:	Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing February 2012 Term Loan	$1,257,739.49

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BABSON CLO LTD. 2005-III

Executing as an CONVERTING LENDER:

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
	Name:	Arthur J. McMahon
	Title:	Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing February 2012 Term Loan	$5,011,092.89

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BABSON MID-MARKET CLO LTD. 2007-II

Executing as an CONVERTING LENDER:

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
	Name:	Arthur J. McMahon
	Title:	Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing February 2012 Term Loan	$2,856,689.57

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Barclays Bank PLC

Executing as an CONVERTING LENDER:

By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing Extended TL-B	$952,687.52
Incremental Term Loan	$199,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Barclays Bank PLC

Executing as an NEW REVOLVING FACILITY LENDER:

By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,987,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Bank of America, N.A.

Executing as an CONVERTING LENDER:

By:	/s/ Jonathan Barnes
	Name:	Jonathan Barnes
	Title:	Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Term Loans	$5,672,811.76

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Inwood Park CDO Ltd.

Executing as an CONVERTING LENDER:

INWOOD PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$6,670,011.25

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Lafayette Square CDO Ltd.

Executing as an CONVERTING LENDER:

LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$3,915,022.51

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	MONUMENT PARK CDO LTD.

Executing as a CONSENTING NON-CONVERTING LENDER:

MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Prospect Park CDO Ltd.

Executing as an CONVERTING LENDER:

PROSPECT PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,939,684.30

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Essex Park CDO Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

ESSEX PARK CDO LTD.

By: Blackstone Debt Advisors L.P.

as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BlueMountain CLO 2012-1 Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,960,526.31

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BlueMountain CLO 2011-1 Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,968,503.94

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BlueMountain CLO II, LTD

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$8,128,097.48

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BlueMountain CLO III, LTD

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$8,613,018.56

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BlueMountain CLO Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$6,624,842.15

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BlueMountain CLO 2012-2 Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,995,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BATTALION CLO 2007-I, LTD.

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Peter Park
	Name:	Peter Park
	Title:	Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,358,575.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	BROAD STREET FUNDING LLC

Executing as a CONSENTING NON-CONVERTING LENDER:

BROAD STREET FUNDING LLC

By: FS Investment Corporation, as Sole Member

By GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.

Executing as a CONSENTING NON-CONVERTING LENDER:

CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Maps CLO Fund II, Ltd.

Executing as an CONVERTING LENDER:

MAPS CLO FUND II, LTD.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,939,684.30

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.

Executing as a CONSENTING NON-CONVERTING LENDER:

CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	CALLIDUS DEBT PARTNERS CLO FUND V, LTD.

Executing as a CONSENTING NON-CONVERTING LENDER:

CALLIDUS DEBT PARTNERS CLO FUND V, LTD.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	CALLIDUS DEBT PARTNERS CLO FUND VII, LTD.

Executing as a CONSENTING NON-CONVERTING LENDER:

CALLIDUS DEBT PARTNERS CLO FUND VII, LTD.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Maps CLO Fund I, LLC

Executing as a CONSENTING NON-CONVERTING LENDER:

MAPS CLO FUND I, LLC

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Green Island CBNA Loan Funding LLC

By: Citibank N.A.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Lynette Thompson
	Name:	Lynette Thompson
	Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	CANARAS SUMMIT CLO LTD.

By: Canaras Capital Management, LLC As Sub-Investment Adviser

Executing as a CONSENTING NON-CONVERTIBLE LENDER:

By:	/s/ Andrew Heller
	Name:	Andrew Heller
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Canyon Capital CLO 2006-1, Ltd.

By: Canyon Capital Advisors LLC, its Asset Manager

Executing as an CONVERTING LENDER:

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,759,657.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Canyon Capital CLO 2012-1, Ltd.

By: Canyon Capital Advisors, its Asset Manager

Executing as an CONVERTING LENDER:

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,977,851.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle Global Market Strategies CLO 2012-1, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle Arnage CLO, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle Azure CLO, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle Bristol CLO, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle Daytona CLO, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle Global Market Strategies CLO 2011-I, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle High Yield Partners VII, Ltd

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle High Yield Partners VIII, Ltd

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle High Yield Partners X, Ltd

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle High Yield Partners IX, Ltd

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle Global Market Strategies CLO 2012-3, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle Global Market Strategies CLO 2012-2, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle McLaren CLO, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle Vantage CLO, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Carlyle Veyron CLO, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:     SIERRA CLO II LTD

Executing as an CONVERTING LENDER:

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,206,390.90
Non-Extended Initial Term Loan	$522,982.64

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:     Chelsea Park CLO Ltd.

Executing as an CONVERTING LENDER:

CHELSEA PARK CLO LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Portfolio Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$4,364,289.68

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:     SHASTA CLO I LTD

Executing as an CONVERTING LENDER:

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,424,605.37
Non-Extended Initial Term Loan	$574,706.19

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: CIFC Funding 2006-I Ltd.
	By:	CIFC Asset Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$3,906,805.64

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: CIFC Funding 2006-IB, Ltd.
	By:	CIFC Asset Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$870,519.26

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: CIFC Funding 2006-II Ltd.
	By:	CIFC Asset Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,939,336.86

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: CIFC Funding 2007-I Ltd.
	By:	CIFC Asset Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,838,896.24

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: CIFC Funding 2007-II, Ltd.
By:	CIFC Asset Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,279,792.15

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: CIFC Funding 2007-III, Ltd.
By:	CIFC Asset Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,297,608.76

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:     CIFC Funding 2007-IV, Ltd.

By:	CIFC Asset Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$259,357.99

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:     CIFC Funding 2011-I, Ltd.

By:	CIFC Asset Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,783,170.81

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:     CIFC Funding 2012-II, Ltd.

By:	CIFC Asset Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$5,486,250.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:     Citibank, N.A.

Executing as an CONVERTING LENDER:

By:	/s/ William Allen Blankenship
Name: William Allen Blankenship
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
$229,882.38

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LSR Loan Funding LLC
By: Citibank N.A.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Tina Tran
	Name:	Tina Tran
	Title:	Associate Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Guggenheim Strategic Opportunities Fund
By: Guggenheim Partners Investment Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,256,127.97

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	CLC Leveraged Loan Trust
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$249,375.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	COA Caerus CLO Ltd., as Lender
By: FS COA Management LLC, as Portfolio Manager

Executing as an CONVERTING LENDER:

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$678,908.59

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Columbia Strategic Income Fund, a series of
Columbia Funds Series Trust I

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$636,493.51

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Columbia Floating Rate Fund, a series of
Columbia Funds Series Trust II

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$5,071,931.66

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Cent CLO 16, L.P.
By: Columbia Management Investment Advisers, LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,479,269.46

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Cent CDO 10 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,465,937.82

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Cent CLO 15 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,364,750.02

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Centurion CDO 8 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,180,512.67

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Centurion CDO 9 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$5,593,568.93

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Cent CDO 12 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,425,331.48

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Cent CDO 14 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,953,393.71

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Ameriprise Certificate Company

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$282,750.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Cent CDO XI Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,894,260.54

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING TERM LENDER

NAME OF LENDER:	Centurion CDO VII Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ColumbusNova CLO IV Ltd. 2007-II

By:	Columbus Nova Credit Investments
Management, LLC, its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,940,919.13

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ColumbusNova CLO IV Ltd. 2007-I

By:	Columbus Nova Credit Investments
Management, LLC, its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$757,271.15

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

By: Credit Suisse Asset Management, LLC, as investment advisor

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$294,944.86

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	MADISON PARK FUNDING IX, LTD.

By: Credit Suisse Asset Management, LLC, as portfolio manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,069,777.74

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

ATLAS SENIOR LOAN FUND, LTD.
By: Crescent Capital Group LP, its advisor

Executing as an CONVERTING LENDER:

By:	/s/ Meric Topbas
Name: Meric Topbas
Title: Senior Vice President

By:	/s/ Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
February 2012		$3,720,394.74
August 2012

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its advisor

Executing as an CONVERTING LENDER:

By:	/s/ Meric Topbas
Name: Meric Topbas
Title: Senior Vice President

By:	/s/ Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
February 2012		$763,672.86
August 2012		$359,100.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ATRIUM V

By: Credit Suisse Asset Management, LLC, as collateral manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$603,429.91

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ATRIUM VI

By: Credit Suisse Asset Management, LLC, as collateral manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,875,370.53

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ATRIUM VIII

By: Credit Suisse Asset Management, LLC, as portfolio manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,493,750.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT

By: Credit Suisse Asset Management, LLC, as investment adviser

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$498,750.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below) pursuant to Section 11.07 of the Credit Agreement dated as of March 30, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation, Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto, receipt of a copy of which is hereby acknowledged by the Assignee. Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement, any other Loan Documents and any other documents or instruments delivered pursuant to any of the foregoing to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below (including participations in any Letters of Credit or Swing Line Loans included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document or any other documents or instruments delivered pursuant to any of the foregoing or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1. Assignor (the “Assignor”):	Deutsche Bank AG New York Branch

2. Assignee (the “Assignee”):	COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT

3. Borrower:	Sabre Inc.

4. Administrative Agent:	Deutsche Bank AG New York Branch

5. Assigned Interest:

Aggregate Amount of
	Commitment/Loans	Amount of
	for all	Commitment/Loans	Percentage Assigned of
Facility	Lenders	Assigned	Commitment/Loans
Incremental Term Loans	USD 375,000,000.00	USD 500,000.00	0.133333333%

Effective Date: September 12, 2012

1203175 - 003	1

The terms set forth in this Assignment and Assumption are hereby agreed to:

DEUTSCHE BANK AG NEW YORK BRANCH, as Assignor

By: DB Services New Jersey, Inc.

By:	/s/ Ray Bheer
Name:	Ray Bheer
Title:	Vice President

By:	/s/ Tavinton Miles
Name:	Tavinton Miles
Title:	Assistant Vice President

COMMONWEALTH OF PENNSYLVANIA TREASURY
DEPARTMENT, as Assignee

By: Credit Suisse Asset Management, LLC., as investment adviser

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Authorized Signatory

1203175 - 003	2

Consented to and Accepted:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative
Agent
By: DB Services New Jersey, Inc.

By:	/s/ Ray Bheer
Name:	Ray Bheer
Title:	Vice President

By:	/s/ Tavinton Miles
Name:	Tavinton Miles
Title:	Assistant Vice President

Consented to:

SABRE INC.

By:	N/A
Name:
Title:

1203175 - 003	3

Annex I

CREDIT AGREEMENT**

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, (iii) the financial condition of Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement or (iv) the performance or observance by Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person of any of their obligations under the Credit Agreement.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, and (v) if it is a Foreign Lender, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Assignor, any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

**	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement dated as of March 30, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation (“Holdings”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

1203175 - 003	4

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	CREDIT SUISSE DOLLAR SENIOR LOAN FUND, LTD.

By: Credit Suisse Asset Management, LLC, as investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,995,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	MADISON PARK FUNDING III, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$301,487.56

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	MADISON PARK FUNDING V, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$266,200.44

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	MADISON PARK FUNDING IV, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,496,250.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	MADISON PARK FUNDING VI, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$266,200.44

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	QUALCOMM GLOBAL TRADING PTE. LTD.

By: Credit Suisse Asset Management, LLC, as investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,990,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	RAYTHEON MASTER PENSION TRUST

By: Credit Suisse Asset Management, LLC, as investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$997,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	CSAM FUNDING III

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$454,501.58

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	MADISON PARK FUNDING II, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$393,783.34

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	APIDOS CLO X

Executing as an CONVERTING LENDER:

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New Term Loan Extended	$421,402.50

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	APIDOS CLO XI

Executing as an CONVERTING LENDER:

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New Term Loan Extended	$421,402.44

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Hewett’s Island CLO IV, Ltd.

By:	CypressTree Investment Management, LLC, its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,397,043.26

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	FLAGSHIP CLO III

Executing as a CONSENTING NON-CONVERTING LENDER:

Flagship CLO III
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	FLAGSHIP CLO IV

Executing as a CONSENTING NON-CONVERTING LENDER:

Flagship CLO IV
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	FLAGSHIP CLO V

Executing as an CONVERTING LENDER:

Flagship CLO V
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Term Loan Extended	$4,712,500.01

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	FLAGSHIP CLO VI

Executing as an CONVERTING LENDER:

Flagship CLO VI
By: Deutsche Investment Management Americas, Inc.
As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Term Loan Extended	$4,712,500.01

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Bridgeport CLO Ltd.

By:	Deerfield Capital Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$3,326,034.35

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Bridgeport CLO II Ltd.

By:	Deerfield Capital Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$4,038,155.41

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Marquette Park CLO Ltd.

By:	Deerfield Capital Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,784,673.94

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Schiller Park CLO Ltd.

By:	Deerfield Capital Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:
By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$3,266,489.37

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Burr Ridge CLO Plus Ltd.

By:	Deerfield Capital Management LLC, its
Collateral Manager

Executing as an CONVERTING LENDER:
By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,132,088.67

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

Executing as an CONVERTING LENDER:

By: DB Services New Jersey, Inc.

By:	/s/ Deirdre Cesario
Name: Deirdre Cesario
Title: Assistant Vice President

For any Lender requiring a second signature line:

By:	/s/ Angeline Quintana
Name: Angeline Quintana
Title: Assistant Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Term Loans	$28,385,252.41

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: DWS FLOATING RATE FUND

Executing as an CONVERTING LENDER:

DWS Floating Rate Fund
By: Deutsche Investment Management Americas, Inc.
Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Term Loan Extended	$12,897,368.42

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	DWS ENHANCED COMMODITY

Executing as an CONVERTING LENDER:

DWS Enhanced Commodity Strategy Fund
By:	Deutsche Investment Management Americas, Inc.
As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Term Loan Extended	$489,610.39

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Eaton Vance CDO IX Ltd.
By: Eaton Vance Management as Investment Advisor

Executing as an CONVERTING LENDER:

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New Extended Initial TL	$829,820.19

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ECP CLO 2008-1, LTD
By: Silvermine Capital Management LLC As Portfolio Manager

Executing as an CONVERTING LENDER:
By:	/s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Analyst
For any Lender requiring a second signature line:
By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$5,259,273.48

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ECP CLO 2012-4, LTD
By: Silvermine Capital Management

Executing as an CONVERTING LENDER:
By:	/s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Analyst
For any Lender requiring a second signature line:
By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,832,980.60
SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

FARAKER INVESTMENT PTE LTD.

By: Crescent Capital Group LP, its sub-adviser

Executing as an CONVERTING LENDER:

By:	/s/ Meric Topbas
Name: Meric Topbas
Title: Senior Vice President

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
February 2012
August 2012		$698,250.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: Avery Street CLO, Ltd.

Executing as an CONVERTING LENDER:
By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager
For any Lender requiring a second signature line:
By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,394,447.53

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: Emerson Place CLO, Ltd.

Executing as an CONVERTING LENDER:
By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager
For any Lender requiring a second signature line:
By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,445,424.84

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Lime Street CLO, Ltd.

Executing as an CONVERTING LENDER:

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,998,289.61

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Foothill CLO I, Ltd

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Four Corners CLO II, Ltd.

Executing as an CONVERTING LENDER:

By:	/s/ Matthew Garvis
Name: Matthew Garvis
Title: Vice President

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New Extended Term Loan	$1,123,739.91

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Four Corners CLO III, Ltd.

Executing as an CONVERTING LENDER:

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,123,739.91

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Blue Shield of California

Executing as an CONVERTING LENDER:

By:	/s/ David Ardini
Name: David Ardini
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$994,722.96

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Blue Shield of California

Executing as an CONVERTING LENDER:

By:	/s/ David Ardini
Name: David Ardini
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New Extended Term	$1,067,552.91

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Muir Woods CLO, Ltd.

Executing as an CONVERTING LENDER:

By:	/s/ David Ardini
Name: David Ardini Title: Vice President

For any Lender requiring a second signature line:

By:	N/A Name: Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New Extended Term	$2,973,538.90

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Franklin CLO V, Ltd.

Executing as an CONVERTING LENDER:

By:	/s/ David Ardini Name: David Ardini Title: Franklin Advisers, Inc. as Collateral Manager Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$5,176,994.89

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Franklin CLO VI, Ltd.

Executing as an CONVERTING LENDER:

By:	/s/ David Ardini Name: David Ardini Title: Franklin Advisers, Inc. as Collateral Manager

Vice President

For any Lender requiring a second signature line:

By:	Name: Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$4,712,500.01

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Fraser Sullivan CLO I, Ltd., as Lender
By: WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ David Nadeau Name: David Nadeau Title: Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,043,978.59

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Fraser Sullivan CLO II, Ltd., as Lender
By: WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ David Nadeau Name: David Nadeau Title: Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,696,206.24

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Fraser Sullivan CLO V Ltd., as Lender
By: WCAS Fraser Sullivan Investment Management, LLC, as Portfolio Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ David Nadeau Name: David Nadeau Title: Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Fraser Sullivan CLO VI Ltd., as Lender
By: FS COA Management, LLC, as Portfolio Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ David Nadeau Name: David Nadeau Title: Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Fraser Sullivan CLO VII Ltd.

By: FS COA Management, LLC, as Portfolio Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ David Nadeau Name: David Nadeau Title: Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	FM LEVERAGED CAPITAL FUND I

Executing as a CONSENTING NON-CONVERTING LENDER:

FM LEVERAGED CAPITAL FUND I
By: GSO/BLACKSTONE Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I

Executing as a CONSENTING NON-CONVERTING LENDER:

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	GENESIS CLO 2007-2, LTD

Executing as an CONVERTING LENDER:

By: LLCP Advisors LLC as Collateral Manager

By:	/s/ Steven Hartman
Name: Steven Hartman
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
$19,556,875.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	GLOBAL SENIOR LOAN INDEX FUND 1 B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
EXTENDED TL 29 DEC 2017	$1,360,316.73

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	GLOBAL SENIOR LOAN INDEX FUND 1 B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
EXTENDED TL 30 SEP 2017	$8,812,987.02

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Goldman Sachs Bank USA

Executing as an NEW REVOLVING FACILITY LENDER:

By:	/s/ Gabriel Jacobson
Name: Gabriel Jacobson
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Goldman Sachs Lending Partners LLC

Executing as an CONVERTING LENDER:

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,688,676.13	$0.00
New Extended Term Loan	$2,894,077.30	$0.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	GREEN PARK CDO B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
INCREMENTAL TL	$2,239,669.81

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	BJC Health System

Executing as an CONVERTING LENDER:

BJC HEALTH SYSTEM
By: GSO Capital Advisors LLC, As its Investment Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$5,928,537.74

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Executing as an CONVERTING LENDER:

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$284,737.91

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	FM LEVERAGED CAPITAL FUND II

Executing as a CONSENTING NON-CONVERTING LENDER:

FM LEVERAGED CAPITAL FUND II

By: GSO/BLACKSTONE Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	FOXE BASIN CLO 2003, LTD.

Executing as a CONSENTING NON-CONVERTING LENDER:

FOXE BASIN CLO 2003, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Gale Force 1 CLO, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

Gale Force 1 CLO, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Gale Force 2 CLO, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

Gale Force 2 CLO, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Gale Force 3 CLO, Ltd.

Executing as an CONSENTING LENDER:

Gale Force 3 CLO, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$4,739,842.15

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Gale Force 4 CLO, Ltd.

Executing as an CONSENTING LENDER:

Gale Force 4 CLO, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Servicer

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,780,710.44

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Gale Force 4 CLO, Ltd.

Executing as an CONSENTING LENDER:

Gale Force 4 CLO, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Servicer

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$1,486,839.62

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Hudson Straits CLO 2004, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

HUDSON STRAITS CLO 2004, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Morningside Park CLO, Ltd.

Executing as an CONVERTING LENDER:

MORNINGSIDE PARK CLO, LTD.

By: GSO/Blackstone Debt Funds Management LLC

as Portfolio Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,920,299.56

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	PPG INDUSTRIES, INC. PENSION PLAN TRUST

Executing as an CONVERTING LENDER:

PPG INDUSTRIES, INC. PENSION PLAN TRUST

By: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$1,693,867.93

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Musashi Secured Credit Fund Ltd.

Executing as an CONVERTING LENDER:

MUSASHI SECURED CREDIT FUND LTD.

By: GSO Capital Advisors LLC, as Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,982,359.27

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Gramercy Park CLO Ltd.

Executing as an CONVERTING LENDER:

GRAMERCY PARK CLO LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC

as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$3,990,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Finn Square CLO, Ltd.

Executing as an CONVERTING LENDER:

FINN SQUARE CLO LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC

as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,994,708.99

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Central Park Park CLO, Ltd.

Executing as an CONVERTING LENDER:

CENTRAL PARK CLO, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC

as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$2,992,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	BLACKSTONE/GSO STRATEGIC CREDIT FUND

Executing as an CONVERTING LENDER:

BLACKSTONE/GSO STRATEGIC CREDIT FUND

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$4,987,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Intel Corporation Profit Sharing Retirement Plan

By: Guggenheim Partners Investment Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,414,644.92

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	COPPER RIVER CLO LTD.

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$11,410,389.62

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	General Dynamics Corporation Group Trust

By: Guggenheim Partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$844,675.52

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Guggenheim Private Debt Fund Note Issuer, LLC

By: Guggenheim Partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,986,772.49

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	IAM National Pension Fund

By: Guggenheim Partners Investment Management, LLC as Adviser

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,484,251.97

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	KENNECOTT FUNDING LTD.

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	The North River Insurance Company

By: Guggenheim Partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$148,425.20

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Orpheus Funding LLC

By: Guggenheim Partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$19,950,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Renaissance Reinsurance Ltd.

By: Guggenheim Partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$989,501.31

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	SANDS POINT FUNDING LTD.

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$7,521,842.42

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Security Income Fund – Total Return Bond Series

By: Guggenheim Partners Investment Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$378,327.97

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:     Shriners Hospitals for Children

By: Guggenheim Partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,904,790.08

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: The Hospital for Sick Children Employee Pension Plan Trust

By: RBC Investor Services Trust, solely as Trustee Investment Manager:
The Hospital for Sick Children Employee Pension Fund
By: Guggenheim Partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$791,601.07

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Wilshire Institutional Master Fund SPC - Guggenheim Alpha Segregated Port

By: Guggenheim Partners Investment Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,604,430.41

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: Blackrock Short Duration High Income Fund

By: Guggenheim Partners Investment Management, LLC as Investment Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,986,917.99

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO
By: Guggenheim High-Yield Plus Master Fund SPC,
On behalf of and for the account of the HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO
By: Guggenheim Partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,466,626.30

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: 5180 CLO LP

By: Guggenheim Partners Investment Management, LLC
As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$9,895,013.11

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: Security Income Fund – Floating Rate Strategies Series

By: Guggenheim Partners Investment Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,289,402.30

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: Security Income Fund – Macro Opportunities Series

By: Guggenheim Partners Investment Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$737,016.03

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: Guggenheim U.S. Loan Fund

By: Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying
Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

Executing as an CONVERTING LENDER:

By:	/s/ Stephen Nelson
Name: Stephen Nelson
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,464,556.56

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: Guggenheim U.S. Loan Fund II

By: Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying
Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

Executing as an CONVERTING LENDER:

By:	/s/ Stephen Nelson
Name: Stephen Nelson
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,484,252.01

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: Guggenheim U.S. Loan Fund III

By: Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying
Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

Executing as an CONVERTING LENDER:

By:	/s/ Stephen Nelson
Name: Stephen Nelson
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$249,375.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: Mercer Field CLO LP

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,990,628.93

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: Wake Forest University

By: Guggenheim Partners Investment Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

	Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting Lender	held by Converting Term Lender	Additional Term B Commitments
Various	$249,013.98

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER: Guggenheim Build America Bonds Managed Duration

By: Guggenheim Partners Investment Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

	Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting Lender	held by Converting Term Lender	Additional Term B Commitments
Various	$199,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV

By: Guggenheim Opportunistic U.S. Loan and Bond Fund IV, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

Executing as an CONVERTING LENDER:

By:	/s/ Stephen Nelson
Name: Stephen Nelson
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

	Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting Lender	held by Converting Term Lender	Additional Term B Commitments
Various	$1,197,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	MASTER SEGREGATED PORTFOLIO B

By: Guggenheim High-Yield Plus Master Fund SPC On behalf of and for the account of MASTER SEGREGATED PORTFOLIO B
By: Guggenheim Partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

	Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting Lender	held by Converting Term Lender	Additional Term B Commitments
Various	$251,596.69

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	NYLIAC Separate Account 70_A01

By: Guggenheim Partners Investment Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

	Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting Lender	held by Converting Term Lender	Additional Term B Commitments
Various	$249,375.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	NZCG Funding Ltd

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

	Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting Lender	held by Converting Term Lender	Additional Term B Commitments
Various	$6,952,749.26

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Reliance Standard Life Insurance Company

By: Guggenheim Partners Investment Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

	Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting Lender	held by Converting Term Lender	Additional Term B Commitments
Various	$468,825.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	SEI Global Master Fund plc the SEI High Yield Fixed Income Fund

By: Guggenheim Partners Investment Management, LLC as Portfolio Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

	Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting Lender	held by Converting Term Lender	Additional Term B Commitments
Various	$374,062.50

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	SEI Institutional Investments Trust – High Yield Bond Fund

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

	Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting Lender	held by Converting Term Lender	Additional Term B Commitments
Various	$3,407,039.08

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	SEI Institutional Managed Trust – High Yield Bond Fund

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

	Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting Lender	held by Converting Term Lender	Additional Term B Commitments
Various	$1,929,527.62

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Gulf Stream – Compass CLO 2007, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Gulf Stream – Sextant CLO 2006-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Gulf Stream – Sextant CLO 2007-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Gulf Stream – Compass CLO 2005-II, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Various	$1,702,684.21

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Gulf Stream – Compass CLO 2005-I, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

	Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting Lender	held by Converting Term Lender	Additional Term B Commitments
Various	$442,450.99

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Gulf Stream – Rashinban CLO 2006-I, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	See below table

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Lender	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Extended Term Loan Commitment	1,456,962.64
Halcyon Structured Asset Management European CLO 2007-I B.V.	Extended Term Loan Commitment	5,410,927.36
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Extended Term Loan Commitment	619,308.01
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Extended Term Loan Commitment	1,486,339.27
Halcyon Loan Investors CLO I, LTD.	Extended Term Loan Commitment	874,999.51
Halcyon Loan Investors CLO II, LTD.	Extended Term Loan Commitment	1,552,732.45
HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.	New Extended Term Loan	4,955,898.18
Halcyon Loan Advisors Funding 2012-2 Ltd.	New Extended Term Loan	3,982,281.13
HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V.	Non-Extended Initial Term Loan	893,606.18
HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN LONG SECURED/SHORT UNSECURED CLO 2008-I B.V.	Non-Extended Initial Term Loan	1,055,440.37
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Non-Extended Initial Term Loan	805,805.10

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Non-Extended Initial Term Loan	1,027,565.61
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Non-Extended Initial Term Loan	822,052.49
Halcyon Loan Investors CLO I, LTD.	Non-Extended Initial Term Loan	1,451,812.92
Halcyon Loan Investors CLO II, LTD.	Non-Extended Initial Term Loan	858,772.70

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	See below table

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Lender	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Extended Term Loan Commitment	1,456,962.64
Halcyon Structured Asset Management European CLO 2007-I B.V.	Extended Term Loan Commitment	5,410,927.36
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Extended Term Loan Commitment	619,308.01
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Extended Term Loan Commitment	1,486,339.27
Halcyon Loan Investors CLO I, LTD.	Extended Term Loan Commitment	874,999.51
Halcyon Loan Investors CLO II, LTD.	Extended Term Loan Commitment	1,552,732.45
HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.	New Extended Term Loan	4,955,898.18
Halcyon Loan Advisors Funding 2012-2 Ltd.	New Extended Term Loan	3,982,281.13
HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V.	Non-Extended Initial Term Loan	893,606.18
HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN LONG SECURED/SHORT UNSECURED CLO 2008-I B.V.	Non-Extended Initial Term Loan	1,055,440.37

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Non-Extended Initial Term Loan	805,805.10
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Non-Extended Initial Term Loan	1,027,565.61
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Non-Extended Initial Term Loan	822,052.49
Halcyon Loan Investors CLO I, LTD.	Non-Extended Initial Term Loan	1,451,812.92
Halcyon Loan Investors CLO II, LTD.	Non-Extended Initial Term Loan	858,772.70

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	See below table

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Lender	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Extended Term Loan Commitment	1,456,962.64
Halcyon Structured Asset Management European CLO 2007-I B.V.	Extended Term Loan Commitment	5,410,927.36
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Extended Term Loan Commitment	619,308.01
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Extended Term Loan Commitment	1,486,339.27
Halcyon Loan Investors CLO I, LTD.	Extended Term Loan Commitment	874,999.51
Halcyon Loan Investors CLO II, LTD.	Extended Term Loan Commitment	1,552,732.45
HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.	New Extended Term Loan	4,955,898.18
Halcyon Loan Advisors Funding 2012-2 Ltd.	New Extended Term Loan	3,982,281.13
HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V.	Non-Extended Initial Term Loan	893,606.18
HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN LONG SECURED/SHORT	Non-Extended Initial Term Loan	1,055,440.37

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

UNSECURED CLO 2008-I B.V.
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Non-Extended Initial Term Loan	805,805.10
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Non-Extended Initial Term Loan	1,027,565.61
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Non-Extended Initial Term Loan	822,052.49
Halcyon Loan Investors CLO I, LTD.	Non-Extended Initial Term Loan	1,451,812.92
Halcyon Loan Investors CLO II, LTD.	Non-Extended Initial Term Loan	858,772.70

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	See below table

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Lender	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Extended Term Loan Commitment	1,456,962.64
Halcyon Structured Asset Management European CLO 2007-I B.V.	Extended Term Loan Commitment	5,410,927.36
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Extended Term Loan Commitment	619,308.01
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Extended Term Loan Commitment	1,486,339.27
Halcyon Loan Investors CLO I, LTD.	Extended Term Loan Commitment	874,999.51
Halcyon Loan Investors CLO II, LTD.	Extended Term Loan Commitment	1,552,732.45
HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.	New Extended Term Loan	4,955,898.18
Halcyon Loan Advisors Funding 2012-2 Ltd.	New Extended Term Loan	3,982,281.13
HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V.	Non-Extended Initial Term Loan	893,606.18

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN LONG SECURED/SHORT UNSECURED CLO 2008-I B.V.	Non-Extended Initial Term Loan	1,055,440.37
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Non-Extended Initial Term Loan	805,805.10
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Non-Extended Initial Term Loan	1,027,565.61
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Non-Extended Initial Term Loan	822,052.49
Halcyon Loan Investors CLO I, LTD.	Non-Extended Initial Term Loan	1,451,812.92
Halcyon Loan Investors CLO II, LTD.	Non-Extended Initial Term Loan	858,772.70

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	See below table

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Lender	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Extended Term Loan Commitment	1,456,962.64
Halcyon Structured Asset Management European CLO 2007-I B.V.	Extended Term Loan Commitment	5,410,927.36
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Extended Term Loan Commitment	619,308.01
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Extended Term Loan Commitment	1,486,339.27
Halcyon Loan Investors CLO I, LTD.	Extended Term Loan Commitment	874,999.51
Halcyon Loan Investors CLO II, LTD.	Extended Term Loan Commitment	1,552,732.45
HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.	New Extended Term Loan	4,955,898.18
Halcyon Loan Advisors Funding 2012-2 Ltd.	New Extended Term Loan	3,982,281.13
HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V.	Non-Extended Initial Term Loan	893,606.18
HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN LONG SECURED/SHORT UNSECURED CLO 2008-I B.V.	Non-Extended Initial Term Loan	1,055,440.37

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Non-Extended Initial Term Loan	805,805.10
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Non-Extended Initial Term Loan	1,027,565.61
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Non-Extended Initial Term Loan	822,052.49
Halcyon Loan Investors CLO I, LTD.	Non-Extended Initial Term Loan	1,451,812.92
Halcyon Loan Investors CLO II, LTD.	Non-Extended Initial Term Loan	858,772.70

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	See below table

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Lender	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Extended Term Loan Commitment	1,456,962.64
Halcyon Structured Asset Management European CLO 2007-I B.V.	Extended Term Loan Commitment	5,410,927.36
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Extended Term Loan Commitment	619,308.01
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Extended Term Loan Commitment	1,486,339.27
Halcyon Loan Investors CLO I, LTD.	Extended Term Loan Commitment	874,999.51
Halcyon Loan Investors CLO II, LTD.	Extended Term Loan Commitment	1,552,732.45
HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.	New Extended Term Loan	4,955,898.18
Halcyon Loan Advisors Funding 2012-2 Ltd.	New Extended Term Loan	3,982,281.13
HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V.	Non-Extended Initial Term Loan	893,606.18
HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN LONG SECURED/SHORT UNSECURED CLO 2008-I B.V.	Non-Extended Initial Term Loan	1,055,440.37

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Non-Extended Initial Term Loan	805,805.10
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Non-Extended Initial Term Loan	1,027,565.61
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Non-Extended Initial Term Loan	822,052.49
Halcyon Loan Investors CLO I, LTD.	Non-Extended Initial Term Loan	1,451,812.92
Halcyon Loan Investors CLO II, LTD.	Non-Extended Initial Term Loan	858,772.70

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	See below table

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Lender	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Extended Term Loan Commitment	1,456,962.64
Halcyon Structured Asset Management European CLO 2007-I B.V.	Extended Term Loan Commitment	5,410,927.36
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Extended Term Loan Commitment	619,308.01
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Extended Term Loan Commitment	1,486,339.27
Halcyon Loan Investors CLO I, LTD.	Extended Term Loan Commitment	874,999.51
Halcyon Loan Investors CLO II, LTD.	Extended Term Loan Commitment	1,552,732.45
HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.	New Extended Term Loan	4,955,898.18
Halcyon Loan Advisors Funding 2012-2 Ltd.	New Extended Term Loan	3,982,281.13
HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V.	Non-Extended Initial Term Loan	893,606.18
HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN LONG SECURED/SHORT UNSECURED CLO 2008-I B.V.	Non-Extended Initial Term Loan	1,055,440.37

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Non-Extended Initial Term Loan	805,805.10
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Non-Extended Initial Term Loan	1,027,565.61
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Non-Extended Initial Term Loan	822,052.49
Halcyon Loan Investors CLO I, LTD.	Non-Extended Initial Term Loan	1,451,812.92
Halcyon Loan Investors CLO II, LTD.	Non-Extended Initial Term Loan	858,772.70

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	See below table

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Lender	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Extended Term Loan Commitment	1,456,962.64
Halcyon Structured Asset Management European CLO 2007-I B.V.	Extended Term Loan Commitment	5,410,927.36
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Extended Term Loan Commitment	619,308.01
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Extended Term Loan Commitment	1,486,339.27
Halcyon Loan Investors CLO I, LTD.	Extended Term Loan Commitment	874,999.51
Halcyon Loan Investors CLO II, LTD.	Extended Term Loan Commitment	1,552,732.45
HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.	New Extended Term Loan	4,955,898.18
Halcyon Loan Advisors Funding 2012-2 Ltd.	New Extended Term Loan	3,982,281.13

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V.	Non-Extended Initial Term Loan	893,606.18
HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN LONG SECURED/SHORT UNSECURED CLO 2008-I B.V.	Non-Extended Initial Term Loan	1,055,440.37
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Non-Extended Initial Term Loan	805,805.10
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Non-Extended Initial Term Loan	1,027,565.61
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Non-Extended Initial Term Loan	822,052.49
Halcyon Loan Investors CLO I, LTD.	Non-Extended Initial Term Loan	1,451,812.92
Halcyon Loan Investors CLO II, LTD.	Non-Extended Initial Term Loan	858,772.70

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	See below table

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Lender	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Extended Term Loan Commitment	1,456,962.64
Halcyon Structured Asset Management European CLO 2007-I B.V.	Extended Term Loan Commitment	5,410,927.36
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Extended Term Loan Commitment	619,308.01
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Extended Term Loan Commitment	1,486,339.27
Halcyon Loan Investors CLO I, LTD.	Extended Term Loan Commitment	874,999.51
Halcyon Loan Investors CLO II, LTD.	Extended Term Loan Commitment	1,552,732.45
HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.	New Extended Term Loan	4,955,898.18
Halcyon Loan Advisors Funding 2012-2 Ltd.	New Extended Term Loan	3,982,281.13
HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V.	Non-Extended Initial Term Loan	893,606.18

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN LONG SECURED/SHORT UNSECURED CLO 2008-I B.V.	Non-Extended Initial Term Loan	1,055,440.37
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.	Non-Extended Initial Term Loan	805,805.10
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.	Non-Extended Initial Term Loan	1,027,565.61
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.	Non-Extended Initial Term Loan	822,052.49
Halcyon Loan Investors CLO I, LTD.	Non-Extended Initial Term Loan	1,451,812.92
Halcyon Loan Investors CLO II, LTD.	Non-Extended Initial Term Loan	858,772.70

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	HARBOURMASTER CLO 11 B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended TL 29 Dec 2017	$1,179,779.44

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	HARBOURMASTER CLO 11 B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended TL 30 Sep 2017	$10,389,763.77

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:     HARBOURMASTER CLO 7 B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended TL 30 Sep 2017	$14,137,499.99

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:     HARBOURMASTER CLO 8 B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended TL 30 Sep 2017	$9,424,999.99

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:     HARBOURMASTER CLO 9 B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental TL	$1,246,875.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	HARBOURMASTER CLO 9 B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
EXTENDED TL 30 SEP 2017	$23,872,454.45

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	HARBOURMASTER PRO-RATA CLO 2 B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental TL	$3,477,134.44

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	HARBOURMASTER PRO-RATA CLO 3 B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental TL	$1,995,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	HARBOURMASTER PRO-RATA CLO 3 B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
EXTENDED TL 30 Sep 2017	$17,609,868.42

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Bushnell Loan Fund II Subsidiary Holding Company II LLC

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Adam M. Kaiser
Name: Adam M. Kaiser
Title: Vice President

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Stedman Loan Fund II Subsidiary Holding Company II LLC

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Adam M. Kaiser
Name: Adam M. Kaiser
Title: Vice President

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Brentwood CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$12,653,431.44

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Eastland CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$33,802,502.49

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Gleneagles CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Grayson CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$34,442,058.72

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Hewett’s Island CLO I-R, Ltd.
By: Acis Capital Management, LP, its Collateral Manager
By: Acis Capital Management GP, LLC, its general partner

Executing as an CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,443,595.43

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Jasper CLO Ltd.
By: Highland Capital Management L.P., As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Liberty CLO, Ltd.
By: Highland Capital Management L.P., As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LOAN FUNDING IV LLC
By: Highland Capital Management L.P., As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Longhorn Credit Funding, LLC
By: Highland Capital Management, L.P., As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,987,500.00	1,012,500

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Red River CLO, Ltd
By: Highland Capital Management, L.P., As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Rockwall CDO II Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$18,243,852.08

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Rockwall CDO LTD
By: Highland Capital Management, L.P., As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$15,423,893.26

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Southfork CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Stratford CLO, Ltd.
By: Highland Capital Management, L.P. As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$15,882,105.66

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Greenbriar CLO, LTD.
By: Highland Capital Management, L.P., As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$22,794,486.57

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Loan Funding VII LLC
By: Highland Capital Management, L.P., As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Highland Credit Opportunities CDO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Aberdeen Loan Funding, Ltd
By: Highland Capital Management, L.P. As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Children’s Healthcare of Atlanta Inc.
By: Highland Capital Management, L.P., As Investment Manager

Executing as an CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$997,500.00	502,500

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	HillMark Funding, Ltd

Executing as an CONVERTING LENDER:

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
$3,574,706.20

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Stoney Lane Funding I, Ltd.

Executing as an CONVERTING LENDER:

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
$1,265,371.24

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	HUDSON CANYON FUNDING II SUBSIDIARY HOLDING COMPANY II LLC
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager & Attorney In Fact

Executing as an CONVERTING LENDER:

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New extended Term Loan	$1,159,115.18

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	1776 CLO I, Ltd.

Executing as an CONVERTING LENDER:

By:	/s/ Ron Polye
Name: Ron Polye
Title: Authorized Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Term Lender ext	$1,156,339.87

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING (L) Flex – Senior Loans
By: ING Investment Management Co. LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$4,488,750.00	$5,000,000
Extended Term Loan	$7,637,579.24

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	IBM Personal Pension Plan Trust
By: ING Investment Management Co. LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$1,246,875.00	$1,000,000

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING Investment Trust Co. Plan for Employee
Benefit Investment Funds – Senior Loan Fund
By: ING Investment Trust Co. as its trustee

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$1,246,875.00	0

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING IM CLO 2012-3, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$2,992,500.00	0

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING Floating Rate Fund
By: ING Investment Management Co. LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$498,750.00	$1,500,000
Extended Term Loan	$989,501.31

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING IM CLO 2012-2, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Second Extended Term	$1,982,359.26	$1,000,000

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING Investment Management CLO I, LTD.
By: ING Investment Management Co. LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$4,039,802.69	0

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING Investment Management CLO II, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$3,940,347.77

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING Investment Management CLO III, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,355,853.13

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING Investment Management CLO IV, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
First Lien Term Loan	$1,015,028.35	$2,000,000

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING Investment Management CLO V, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$997,500.00	0
Extended Term Loan	$2,944,685.86	0

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING Senior Income Fund
By: ING Investment Management Co. LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$498,750.00	$3,000,000
Extended Term Loan	$3,958,005.25

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	City of New York Group Trust
By: ING Investment Management Co. LLC
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$997,500.00	0

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ISL Loan Trust
By: ING Investment Management Co. LLC,
as its investment advisor

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$1,995,000.00	$1,000,000

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ING Prime Rate Trust
By: ING Investment Management Co. LLC,
as its investment manager

Executing as an CONVERTING LENDER:

By:	/s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title: Senior Vice President

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$3,990,000	0

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc.
As Asset Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New Extended Term Loan	$1,524,867.96

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	HUDSON CANYON FUNDING II, LTD
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager & Attorney In Fact

Executing as an CONVERTING LENDER:

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
non extended initial Term Loan	$2,000,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	LIMEROCK CLO I
By: INVESCO Senior Secured Management, Inc.
As Investment Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New extended Term Loan	$1,323,655.43

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	MOSELLE CLO S.A.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
New extended Term Loan	$658,344.87

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
New extended Term Loan	$1,209,972.05

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	BELHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
New extended Term Loan	$1,248,015.98

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	SARATOGA CLO I, Ltd.
By: INVESCO Senior Secured Management, Inc.
As the Asset Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
New extended Term Loan	$748,719.13

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	CLEAR LAKE CLO, LTD.

Executing as an CONVERTING LENDER:

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Managing Director

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Existing February 2012 Term Loan	$3,781,470.64

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	DIAMOND LAKE CLO, LTD.

Executing as an CONVERTING LENDER:

By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Managing Director

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Existing February 2012 Term Loan	$2,401,936.14

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	JFIN CLO 2007 LTD.

Executing as an CONVERTING LENDER:

By: Jefferies Finance LLC as Collateral Manager

By:	/s/ Charlie J. Franklin
Name: Charlie J. Franklin
Title: Closing Manager

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Existing February 2012 Term Loan	$3,394,547.46

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	JMP Credit Advisors CLO I Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Renee Lefebvre
Name: Renee Lefebvre
Title: Managing Director

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Term Loan B	$1,458,709.24

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Kilimanjaro Fund I, L.P.

Executing as an CONVERTING LENDER:

By:	/s/ Tina Tran
Name: Tina Tran
Title: Associate Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Various	$997,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	KKR CORPORATE CREDIT PARTNERS L.P.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	MARYLAND STATE RETIREMENT AND PENSION SYSTEM

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	OREGON PUBLIC EMPLOYEES RETIREMENT FUND

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	KKR ALTERNATIVE HIGH YIELD FUND

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	MONTPELIER CAPITAL LIMITED

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	ACE TEMPEST REINSURANCE LTD.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	KKR FINANCIAL CLO 2005-1, LTD.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	KKR FINANCIAL CLO 2005-2, LTD.

Executing as an CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
First Extended Term Loan B	$12,334,274.93

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	KKR FINANCIAL CLO 2007-1, LTD.

Executing as an CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Incremental Term Loan	$22,650,295.30

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	KKR FINANCIAL CLO 2007-1, LTD.

Executing as an CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Initial Term Loan	$739,211.39

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	KKR FINANCIAL CLO 2007-1, LTD.

Executing as an CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Second Extended Term Loan B	$38,594,799.98

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	KKR FINANCIAL CLO 2007-A, LTD.

Executing as an CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
First Extended Term Loan B	$8,046,747.93

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	KKR FINANCIAL CLO 2012-1, LTD.

Executing as an CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Incremental Term Loan	$1,795,500.05

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	KKR FINANCIAL CLO 2012-1, LTD.

Executing as an CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Second Extended Term Loan B	$1,784,076.57

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	KKR FLOATING RATE FUND L.P.

Executing as an CONSENTING NON-CONVERTING LENDER:

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LANDMARK III CDO LIMITED
By: Landmark Funds LLC, as Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Kofi Tweneboa-Kodua
Name: Kofi Tweneboa-Kodua
Title: Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LANDMARK VII CDO LTD
By: Landmark Funds LLC, as Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Kofi Tweneboa-Kodua
Name: Kofi Tweneboa-Kodua
Title: Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	LANDMARK VIII CLO LTD
By: Landmark Funds LLC, as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kofi Tweneboa-Kodua
Name: Kofi Tweneboa-Kodua
Title: Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of
Class of Existing Term	Existing Term Loans	Principal Amount of
Loan held by Converting	held by Converting	Additional Term B
Lender	Term Lender	Commitments
Various	$2,450,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LANDMARK IV CDO LIMITED
By: Landmark Funds LLC, as Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Kofi Tweneboa-Kodua
Name: Kofi Tweneboa-Kodua
Title: Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LANDMARK VI CDO LTD
By: Landmark Funds LLC, as Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Kofi Tweneboa-Kodua
Name: Kofi Tweneboa-Kodua
Title: Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	GREYROCK CDO LTD.,
By: Landmark Funds LLC, as Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Kofi Tweneboa-Kodua
Name: Kofi Tweneboa-Kodua
Title: Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Hewett’s Island CLO IV, Ltd.
By: LCM Asset Management LLC
As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LCM XI Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LCM IX Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LCM X Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LCM VIII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LeverageSource V S.A.R.L.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Laurent Ricci
	Name:	Laurent Ricci
	Title:	Class B Manager

For any Lender requiring a second signature line:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Class A Manager

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Golden Knight II CLO, Ltd.

Executing as an CONVERTING LENDER:

By:	/s/ Christopher Towle
	Name:	Christopher Towle
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Non-extended initial TL	$970,154.50

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LATITUDE CLO I, LTD

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	LATITUDE CLO II, LTD

Executing as an CONVERTING LENDER:

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,101,172.10

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	LATITUDE CLO III, LTD

Executing as an CONVERTING LENDER:

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,856,483.18

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LCM III, Ltd.
By: LCM Asset Management LLC
As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LCM IV, Ltd.
By: LCM Asset Management LLC
As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LCM V, Ltd.
By: LCM Asset Management LLC
As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	LCM VI, Ltd.
By: LCM Asset Management LLC
As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	MADISON PARK FUNDING VII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

Executing as an CONVERTING LENDER:

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,496,250.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Marathon CLO IV Ltd.

Executing as an CONVERTING LENDER:

By:	/s/ Jake Hyde
	Name:	Jake Hyde
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$5,523,943.62	15,000,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	SUFFIELD CLO, LIMITED

Executing as an CONSENTING NON-CONVERTING LENDER:

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
	Name:	Arthur J. McMahon
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	MASSMUTUAL ASIA LIMITED

Executing as an CONSENTING NON-CONVERTING LENDER:

By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Arthur J. McMahon
	Name:	Arthur J. McMahon
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Executing as an CONVERTING LENDER:

By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Arthur J. McMahon
	Name:	Arthur J. McMahon
	Title:	Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing February 2012 Term Loan	$3,035,153.30

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	MIZUHO CORPORATE BANK, LTD.

Executing as an NEW REVOLVING FACILITY LENDER:

By:	/s/ James R. Fayen
	Name:	James R. Fayen
	Title:	Deputy General Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Venture VI CDO Limited
By: its investment advisor, MJX Asset Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,137,226.13

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Venture VII CDO Limited
By: its investment advisor, MJX Asset Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,065,100.99

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Morgan Stanley Bank, N.A.

Executing as an NEW REVOLVING FACILITY LENDER:

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Morgan Stanley Senior Funding, Inc.

Executing as an CONVERTING LENDER:

By:	/s/ Adam Savarese
	Name:	Adam Savarese
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
September 30, 2017 Extended Term Loans	$1,007,783.96

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER: Morgan Stanley Senior Funding, Inc.

Executing as an NEW REVOLVING FACILITY LENDER:

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Mountain Capital CLO IV Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Mountain Capital CLO V Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Mountain Capital CLO VI Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Morgan Stanley Investment Management Croton, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New Extended Term Loan	$364,332.44

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	MSIM Peconic Bay, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
New Extended Term Loans	$546,498.62

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Liberty Island Funding 2011-1, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Christian Paragot-Rieutort
	Name:	Christian Paragot-Rieutort
	Title:	Director

For any Lender requiring a second signature line:

By:	/s/ William Maier
	Name:	William Maier
	Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

NEW REVOLVING FACILITY LENDER

NAME OF LENDER:	NATIXIS, New York Branch

Executing as an NEW REVOLVING FACILITY LENDER:

By:	/s/ Christian Paragot-Rieutort
	Name:	Christian Paragot-Rieutort
	Title:	Director

For any Lender requiring a second signature line:

By:	/s/ William Maier
	Name:	William Maier
	Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Navigator CDO 2006, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,000,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Neptune Finance CCS, Ltd.
By: Gulf Stream Asset Management LLC As Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	NETT LOAN FUND, LTD.

Executing as an CONVERTING LENDER:

By:	Babson Capital Management LLC as Portfolio Manager

By:	/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Existing February 2012 Term Loan	$956,296.92

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	New Mountain Finance SPV Funding, L.L.C.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Robert A Hamwee
Name: Robert A Hamwee
Title: CEO & President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	NCRAM Loan Trust

Executing as an CONVERTING LENDER:

By:	/s/ Steve Rosenthal
	Name:	Steve Rosenthal
	Title:	Executive Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$396,842.11

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Nomura Bond & Loan Fund

Executing as an CONVERTING LENDER:

By:	/s/ Steve Rosenthal
	Name:	Steve Rosenthal
	Title:	Executive Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$471,250.01

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Oak Hill Credit Partners III, Limited

By: Oak Hill CLO Management III, LLC, as Investment Manager

Executing as an CONVERTING LENDER:

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$281,262.55

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Oak Hill Credit Partners IV, Limited

By: Oak Hill CLO Management IV, LLC, as Investment Manager

Executing as an CONSENTING NON-CONVERTING LENDER:

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

From: Wani, Shilpa

To: Admin@LendAmend.com; Project Sabre; william.h.joyner@baml.com

Cc: Rubin, Gregory; Cohen, Jennifer; Warner, Marc; OHA FW CLO; OHA FW Operations

Subject: RE: Sabre Holdings - February 2013—signature page attached

Date: Tuesday, February 12, 2013 3:35:50 PM

Dear White & Case – Oak Hill submitted our consent yesterday for Oak Hill Credit Partner III, Limited & Oak Hill Credit Partner IV, Limited.

However, we would like to consent ONLY for Oak Hill Credit Partner IV, Limited and NOT roll cashlessly.

We will still consent/extend/roll cashlessly for Oak Hill Credit Partner III, Limited into the 6 yr paper.

Shilpa Wani

Oak Hill Advisors, L.P.

Phone: (212) 326-1553

Email: swani@ohpny.com

www.oakhilladvisors.com

This message may contain information that is confidential. If you are not the intended recipient, any use or dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately. This communication constitutes neither an offer to sell nor a solicitation to purchase any investment product.

From: Admin@LendAmend.com [mailto:Admin@LendAmend.com]

Sent: Monday, February 11, 2013 3:59 PM

To: projectsabre@whitecase.com

Cc: Rubin, Gregory; Cohen, Jennifer; Warner, Marc; OHA FW CLO; OHA FW Operations; Wani, Shilpa; Wani, Shilpa

Subject: Sabre Holdings - February 2013—signature page attached

Attached please find the executed signature page(s) sent on behalf of the following funds:

Oak Hill Credit Partners III, Limited Oak Hill Credit Partners IV, Limited Counsel: Please Reply To All and confirm receipt.

LendAmend—Where Amendments Come Together.

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Odyssey America Reinsurance Corporation

By: Guggenheim partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$247,375.34

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	OLYMPIC CLO I LTD

Executing as an CONVERTING LENDER:

By: Its Investment Advisor CVC Credit Partners, LLC

on behalf of Resourse Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

For any Lender requiring a second signature line:

By:	n/a
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Non-Extended Initial Term Loan	$344,823.72

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Oppenheimer Master Loan Fund, LLC

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Kevin Huddleston
	Name:	Kevin Huddleston
	Title:	AVP Risk and Control

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Oppenheimer Senior Floating Rate Fund

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Kevin Huddleston
	Name:	Kevin Huddleston
	Title:	AVR Risk and Control

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	HarbourView CLO 2006-1

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

Executing as an CONVERTING LENDER:

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
	Name:	David C. Wagner
	Title:	Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan due 12/29/17	$1,486,769.45
Extended Term Loan due 9/30/17	$979,220.78

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	PPM GRAYHAWK CLO, LTD.

Executing as an CONVERTING LENDER:

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
	Name:	David C. Wagner
	Title:	Managing Director

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan due 9/30/17	$2,827,499.99

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Primus CLO II, Ltd.
By: CypressTree Investment Management, LLC, its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,484,833.06

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Cold Brook CBNA Loan Funding LLC

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-in-Fact

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ROSEDALE CLO LTD.
By: Priceton Advisory Group, Inc. the Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Troy Isaksen
	Name:	Troy Isaksen
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
2/12 Extended TL	$2,669,294.27

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Principal Fund, Inc. – Global Diversified Income Fund
By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$5,364,903.63

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR CONSENTING

NON-CONVERTING LENDER

NAME OF LENDER:	Boston Harbor CLO 2004-1, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	See next page
Name:
Title:

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Putnam Floating Rate Income Fund

Executing as an CONVERTING LENDER:

By:	See next page
Name:
Title:

For any Lender requiring a second signature line:

By:	NA
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
First Extended Term Loan B	$4,103,527.86

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Pyxis Floating Rate Opportunities Fund

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	NexPoint Credit Strategies Fund

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Pyxis/iBoxx Senior Loan ETF

Executing as an CONVERTING LENDER:

By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$498,677.25

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Prospero CLO II B.V.
By: Alcentra NY, LLC, as investment advisor

Executing as an CONVERTING LENDER:

By:	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,499,526.94

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:

Executing as an CONVERTING LENDER:

By:	RBS Hollandsche N.V. /s/ A.H.J. Segers
Name: A.H.J. Segers
Title:

For any Lender requiring a second signature line:

By:	RBS Hollandsche N.V. /s/ M.C. Niemeijer
Name: M.C. Niemeijer
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
$14,625,685.56

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Retirement System or the Tennessee Valley Authority
By: Guggenheim Partners Investment Management, LLC

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,164,887.08

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	RITTENHOUSE LOAN FUNDING LLC
By: Citibank, N.A.

Executing as an CONVERTING LENDER:

By:	/s/ Tina Tran
Name: Tina Tran
Title: Associate Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$6,869,505.31

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Riverside Park CLO Ltd.

Executing as an CONVERTING LENDER:

RIVERSIDE PARK CLO LTD.

By: GSO/BLACKSTONE Debt Funds management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$6,099,674.78

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	LILLEHAMMER FUNDING

Executing as an CONVERTING LENDER:

By:	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$5,939,611.82

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Security Income Fund – High Yield Series
By: Security Investors, LLC as Investment Adviser

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$111,700.77

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	SEI Institutional Investments Trust – High Yield Bond Fund
By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,407,039.08

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	SEI Institutional Managed Trust – High Yield Bond Fund
By: Guggenheim Investment Management, LLC as Sub-Adviser

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,929,527.62

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	SEI Institutional Managed Trust – Multi Asset Income Fund
By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$496,052.63

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER: SG Finance Inc.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Cyril Dumuis
Name: Cyril Dumuis
Title: Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER: Slater Mill Loan Fund, LP

Executing as a CONSENTING NON-CONVERTING LENDER:

Slater Mill Loan Fund, LP

By:	Shenkman Capital Management, Inc., as
Collateral Manager

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	BAYSIDE PARTNERS LLC

Executing as an CONVERTING LENDER:

By:	/s/ Stan Maron
	Name:	Stan Maron
	Title:	Manager

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$997,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER: DNSMORE LLC

Executing as an CONVERTING LENDER:

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$1,496,250.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER: GENDOS LLC

Executing as an CONVERTING LENDER:

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$997,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER: GENTRACE LLC

Executing as an CONVERTING LENDER:

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$997,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER: GENUNO LLC

Executing as an CONVERTING LENDER:

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$997,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	MOUNTE LLC

Executing as an CONVERTING LENDER:

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$997,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	NP1 LLC

Executing as an CONVERTING LENDER:

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$997,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	SILVER ROCK FINANCIAL LLC

Executing as an CONVERTING LENDER:

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$1,496,250.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	WELLWATER LLC

Executing as an CONVERTING LENDER:

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Incremental Term Loan	$997,500.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	COMSTOCK FUNDING LTD.
By: Silvermine Capital Management LLC As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$3,000,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	CANNINGTON FUNDING LTD.
By: Silvermine Capital Management LLC As Investment Manager

Executing as an CONVERTING LENDER:

By:	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,123,739.91

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	GREENS CREEK FUNDING LTD.
By: Silvermine Capital Management LLC As Investment Manager

Executing as an CONVERTING LENDER:

By:	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,256,875.63

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	ECP CLO 2012-3, LTD
By: Silvermine Capital Management

Executing as an CONVERTING LENDER:

By:	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,205,967.84

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	SKELLIG ROCK B.V.

Executing as an CONVERTING LENDER:

By:	/s/ [Signatory Illegible]
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
INCREMENTAL TL	$1,995,000.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Stone Tower CLO V Ltd.
By: Apollo Debt Advisors LLC, As its Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Stone Tower CLO VI LTD.
By: Apollo Debt Advisors LLC, as its Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Stone Tower CLO VII LTD.
By: Apollo Debt Advisors LLC, as its Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	SUN LIFE ASSURANCE COMPANY of CANADA (US)

Executing as an CONVERTING LENDER:

SUN LIFE ASSURANCE COMPANY OF CANADA (US)

By: GSO/BLACKSTONE CP Holdings LP as Sub-Advisor

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$1,991,140.56

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	DOUBLE HAUL TRADING, LLC

Executing as a CONSENTNG NON-CONVERTING LENDER:

By: SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
	Name:	Douglas Weltz
	Title:	Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Symphony CLO I, LTD.
By: Symphony Asset Management LLC

Executing as an CONVERTING LENDER:

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$6,380,351.26

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Founders Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Grant Grove CLO, Ltd.
By: Tall Tree Investment Management LLC
as Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
1st Ext. TLB	$1,099,583.32	-0-
2nd Ext. LLB	$1,311,029.91
	$2,410,613.23

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Muir Grove CLO, Ltd.
By: Tall Tree Investment Management LLC
as Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Initial TLB	471,559.99	-0-
1st Ext. TLB	0
2nd Ext. TLB	$2,247,479.82
	$2,719,039.81

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

BELL ATLANTIC MASTER TRUST

By: Crescent Capital Group LP, its sub-adviser

Executing as an CONVERTING LENDER:

By:	/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	Senior Vice President

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
February 2012		$230,479.27
August 2012		$408,975.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-EXTENDING LENDER

MAC CAPITAL, LTD.

By: TCW-WLA JV Venture LLC, its sub-adviser

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

PALMETTO INVESTORS MASTER FUND, LLC.

By: Crescent Capital Group LP, its sub-adviser

Executing as an CONVERTING LENDER:

By:	/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	Senior Vice President

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
February 2012		$608,962.23
August 2012

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

RGA REINSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

Executing as an CONVERTING LENDER:

By:	/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	Senior Vice President

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
February 2012
August 2012		$1,635,900.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

TCW SENIOR SECURED LOAN FUND, LP
By: Crescent Capital Group LP, its sub-adviser

Executing as an CONVERTING LENDER:

By:	/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	Senior Vice President

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
February 2012		$823,273.33
August 2012		$1,157,100.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-EXTENDING LENDER

VITESSE CLO LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

Executing as an CONVERTING LENDER:

By:	/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	Senior Vice President

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
February 2012
August 2012		$817,950.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

ILLINOIS STATE BOARD OF INVESTMENT

By: Crescent Capital Group LP, its sub-adviser

Executing as an CONVERTING LENDER:

By:	/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

	Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
February 2012		$581,492.55
August 2012		$1,137,150.00

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-EXTENDING LENDER

MOMENTUM CAPITAL FUND, LTD.

By: TCW-WLA JV Venture LLC, its sub-adviser

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	The Hospital for Sick Children Foundation
By: Guggenheim Partners Investment Management, LLC as Manager

Executing as an CONVERTING LENDER:

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$494,750.67

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

NAME OF LENDER:	Tribeca Park CLO Ltd.

Executing as an CONVERTING LENDER:

TRIBECA PARK CLO LTD.

By:	GSO/BLACKSTONE Debt Funds Management LLC

as Portfolio Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,342,578.93

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	ALM VI, Ltd.
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	CIFC Funding 2012-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Extended Term Loan	$2,985,296.59

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Veritas CLO II, LTD
By: Alcentra NY, LLC, as investment advisor

Executing as an CONVERTING LENDER:

By:	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$2,734,490.13

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	VIBRANT CLO, LTD.
By: DFG Investment Advisers, Inc. as Portfolio Manager

Executing as an CONVERTING LENDER:

By:	/s/ David Millison
	Name:	David Millison
	Title:	Managing Partner and Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$1,994,708.99	1500000

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Diamond I Loan Funding LLC
By: Citibank N.A.

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	KIL Loan Funding, LLC
By: Citibank N.A.

Executing as an CONVERTING LENDER:

By:	/s/ Tina Tran
Name: Tina Tran
Title: Associate Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$4,602,654.52

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Wells Fargo Bank, National Association

Executing as an CONVERTING LENDER:

By:	/s/ Matthew Schnabel
Name: Matthew Schnabel
Title: V.P.

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Non-Extended Initial TL	$2,291,817.85

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Westbrook CLO, Ltd.

Executing as a CONSENTING NON-CONVERTING LENDER:

Westbrook CLO, Ltd.

By:	Shenkman Capital Management, Inc., as
Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	Westchester CLO, Ltd.
By: Highland Capital Management, L.P. As Collateral Manager

Executing as an CONVERTING LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$22,024,113.50

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	OCEAN TRAILS CLO I
By: West Gate Horizons Advisors LLC, as Investment Manager

Executing as an CONVERTING LENDER:

By:	/s/ Bradley Bryan
Name: Bradley Bryan
Title: Senior Credit Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$446,803.09

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	OCEAN TRAILS CLO II
By: West Gate Horizons Advisors LLC, as Investment Manager

Executing as an CONVERTING LENDER:

By:	/s/ Bradley Bryan
Name: Bradley Bryan
Title: Senior Credit Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$446,803.09

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONVERTING TERM LENDER

NAME OF LENDER:	WG HORIZONS CLO I
By: West Gate Horizons Advisors LLC, as Investment Manager

Executing as an CONVERTING LENDER:

By:	/s/ Bradley Bryan
Name: Bradley Bryan
Title: Senior Credit Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Class of Existing Term Loan held by Converting Lender	Principal amount of Existing Term Loans held by Converting Term Lender	Principal Amount of Additional Term B Commitments
Various	$670,204.64

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	OCEAN TRAILS CLO III
By: West Gate Horizons Advisors LLC, as Manager

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Bradley B. Bryan
Name: Bradley Bryan
Title: Senior Credit Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

SIGNATURE PAGE FOR

CONSENTING NON-CONVERTING LENDER

NAME OF LENDER:	Wells Fargo Bank, NA

Executing as a CONSENTING NON-CONVERTING LENDER:

By:	/s/ Gordy Holterman
Name: Gordy Holterman
Title: CEO, Overland Advisors

For any Lender requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT

Annex A

(Restated Credit Agreement)

Execution Version

$2,552,000,000

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 19, 2013

among

SABRE INC.,

as Borrower,

SABRE HOLDINGS CORPORATION,

as Holdings,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender

and an L/C Issuer,

DEUTSCHE BANK AG NEW YORK BRANCH,

as an L/C Issuer

and

THE LENDERS PARTY HERETO

DEUTSCHE BANK AG NEW YORK BRANCH,

as Syndication Agent,

GOLDMAN SACHS CREDIT PARTNERS L.P. AND

MORGAN STANLEY SENIOR FUNDING, INC.,

as Co-Documentation Agents,

BANK OF AMERICA, N.A.,

DEUTSCHE BANK SECURITIES INC.,

GOLDMAN SACHS CREDIT PARTNERS L.P.,

MORGAN STANLEY SENIOR FUNDING, INC.,

BARCLAYS BANK PLC,

NATIXIS, NEW YORK BRANCH, AND

MIZUHO CORPORATE BANK, LTD.

as Joint Lead Arrangers and Joint Bookrunners,

i

(continued)

(continued)

(continued)

(continued)

v

SCHEDULES

1.01A	Guarantors
1.01B	Unrestricted Subsidiaries
1.01C	Certain Excluded Subsidiaries
1.01D	Mandatory Cost Formulae
2.01A	Revolving Credit Commitment
2.01B	Term B Commitment
2.01C	Term C Commitment
2.03(a)(ii)(B)	Certain Letters of Credit
5.09(a)	Certain Tax Proceedings
5.10(a)	ERISA Compliance
5.11	Subsidiaries
6.12	Certain Post-Closing Obligations
7.01(b)	Existing Liens
7.02(g)	Existing Investments
7.03(b)	Existing Indebtedness
7.05(j)	Scheduled Dispositions
7.08	Transactions with Affiliates
7.09	Existing Restrictions
11.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS

Form of

A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	Revolving Credit Note
C-2	Term B Note
C-3	Term C Note
D	Compliance Certificate
E-1	Assignment and Assumption
E-2	Notice of Affiliate Assignment
F	Guaranty
G	Security Agreement
H-1	Opinion of Cleary Gottlieb Steen & Hamilton LLP
H-2	Opinion of Young Conaway Stargatt & Taylor, LLP
I	Intercompany Note
J	Portfolio Interest
K	First Lien Intercreditor Term Sheet
L	Junior Lien Intercreditor Term Sheet

CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is effective as of February 19, 2013, among SABRE INC., a Delaware corporation (the “Borrower”), SABRE HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C Issuer, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).

PRELIMINARY STATEMENTS

This Agreement is effective pursuant to the Amendment and Restatement Agreement to which this Agreement is attached as Annex A.

The Borrower has requested that the Lenders extend credit to the Borrower in the form of (i) Term B Loans in an initial aggregate Dollar Amount of $1,775,000,000, (ii) a Term C Loans in an initial aggregate Dollar Amount of $425,000,000 and (iii) a Revolving Credit Facility in an initial aggregate Dollar Amount of $352,000,000. The Revolving Credit Facility may include one or more Letters of Credit from time to time and one or more Swing Line Loans from time to time.

The proceeds of the New Term Loans (as defined in the Amendment and Restatement Agreement), together with a portion of the Borrower’s cash on hand, are being used by the Borrower on the Closing Date to refinance all obligations of the Borrower under the Original Credit Agreement that are not subject to the Term Loan Conversion (as defined in the Amendment and Restatement Agreement) and to pay any related fees and expenses in connection therewith.

The proceeds of Revolving Credit Loans made after the Closing Date will be used for working capital and other general corporate purposes of the Borrower and its Subsidiaries, including the financing of Permitted Acquisitions. Swing Line Loans and Letters of Credit will be used for general corporate purposes of the Borrower and its Subsidiaries (and as otherwise expressly provided herein).

The applicable Lenders have indicated their willingness to lend, and the L/C Issuers have indicated their willingness to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

Definitions and Accounting Terms

SECTION 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary (determined using such definitions as if references to Holdings, the Borrower and the Restricted Subsidiaries therein were to such Acquired Entity or Business and its Subsidiaries or such Converted Restricted Subsidiary and its Subsidiaries, as the case may be), all as determined on a consolidated basis for such Acquired Entity or Business or Converted Restricted Subsidiary.

“Acquired Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Additional Lender” means any Additional Revolving Credit Lender or any Additional Term Lender, as applicable.

“Additional Notes” has the meaning specified in Section 7.03(s).

“Additional Revolving Credit Lender” means, at any time, any bank or other financial institution selected by the Borrower that agrees to provide any portion of any (a) Incremental Revolving Credit Facility pursuant to an Incremental Revolving Credit Facility Amendment in accordance with Section 2.14 or (b) Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.15; provided that each Additional Revolving Credit Lender (other than any Person that is a Lender at such time) shall be subject to the approval of the Administrative Agent, each L/C Issuer and the Swing Line Lender (such approval in each case not to be unreasonably withheld or delayed).

“Additional Term Lender” means, at any time, any bank or other financial institution selected by the Borrower that agrees to provide any portion of any (a) Incremental Term Facility pursuant to an Incremental Term Facility Amendment in accordance with Section 2.14 or (b) Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.15; provided that each Additional Term Lender (other than any Person that is a Lender, an Affiliate of a Lender or an Approved Fund of a Lender at such time) shall be subject to the approval of the Administrative Agent (such approval not to be unreasonably withheld or delayed).

“Administrative Agent” means Bank of America, in its capacity as administrative agent and collateral agent under the Loan Documents, or any successor administrative agent and collateral agent.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common

489

Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. For the avoidance of doubt, none of the Joint Lead Arrangers, the Agents, their respective lending affiliates or any entity acting as an L/C Issuer hereunder shall be deemed to be an Affiliate of Holdings, the Borrower or any of their respective Subsidiaries.

“Affiliated Lender” means any Affiliate of the Sponsor Group other than (a) Holdings, the Borrower or any Subsidiary of the Borrower, (b) any Debt Fund Affiliate and (c) any natural person.

“Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents, attorneys-in-fact, partners, trustees and advisors of such Persons and Affiliates.

“Agents” means, collectively, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Supplemental Administrative Agents (if any) and the Joint Lead Arrangers.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” means this Credit Agreement, as amended, restated, modified or supplemented from time to time in accordance with the terms hereof.

“Agreement Currency” has the meaning specified in Section 11.19.

“Alternative Currency” means Sterling, Euros, Canadian Dollars, Australian Dollars and Yen.

“Amendment and Restatement Agreement” means the Amendment and Restatement Agreement dated as of the date hereof to the Original Credit Agreement.

“Applicable Rate” means a percentage per annum equal to (a) until delivery of financial statements for the first full fiscal quarter ending after the Closing Date pursuant to Section 6.01, the percentages per annum listed in the table below, assuming a “Pricing Level” of “1”, and (b) thereafter, the percentages per annum listed in the table below, based upon the Senior Secured First-Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Senior Secured First-Lien Net Leverage Ratio	Eurocurrency Rate for Revolving Credit Loans and Letter of Credit Fees	Base Rate for Revolving Credit Loans	Commitment Fee Rate	Eurocurrency Rate for Term B Loans	Base Rate for Term B Loans	Eurocurrency Rate for Term C Loans	Base Rate for Term C Loans
1	> 4.0:1.0 ≤ 4.0:1.0, but >	3.75%	2.75%	0.500%	4.00%	3.00%	3.00%	2.00%
2	3.0:1.0	3.75%	2.75%	0.375%	4.00%	3.00%	3.00%	2.00%
3	≤3.0:1.0	3.25%	2.25%	0.375%	3.50%	2.50%	2.50%	1.50%

490

Any increase or decrease in the Applicable Rate resulting from a change in the Senior Secured First-Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that at the option of the Required Lenders (and if exercised with respect to any Class under this Agreement), Pricing Level 1 shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 9.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Senior Secured First-Lien Net Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Senior Secured First-Lien Net Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Senior Secured First-Lien Net Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrower for the relevant period pursuant to Sections 2.08 and 2.09 as a result of the miscalculation of the Senior Secured First-Lien Net Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.08 or 2.09, as applicable, at the time the interest or fees for such period were required to be paid pursuant to said Section (and shall remain due and payable until paid in full, together with all amounts owing under said Section 2.08, in accordance with the terms of this Agreement).

“Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class, (b) with respect to any Letters of Credit, (i) the relevant L/C Issuers and (ii) the Revolving Credit Lenders and (c) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.

“Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender.

491

“Assignees” has the meaning specified in Section 11.07(b).

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E-1, with such adjustments thereto as the Borrower and the Administrative Agent may reasonably agree.

“Attorney Costs” means all reasonable fees, expenses and disbursements of any law firm or other external legal counsel.

“Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Audited Financial Statements” means the audited consolidated balance sheets of Holdings as of December 31, 2011, and the related audited consolidated statements of operations, stockholders’ equity and cash flows for Holdings for the fiscal year ended December 31, 2011.

“Australian Reference Banks” means Australia and New Zealand Banking Group Limited, Commonwealth Bank of Australia, National Australia Bank Limited, Westpac Banking Corporation and such other banks as may be appointed by the Administrative Agent in consultation with the Borrower.

“Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iii).

“Available Amount” means, at any time (the “Reference Date”), the sum of:

(i) $725,000,000; plus

(ii) an amount (which amount shall not be less than zero) equal to 50% of Consolidated Net Income of Holdings, the Borrower and the Restricted Subsidiaries for the Available Amount Reference Period; plus

(iii) the amount of any capital contributions or Net Cash Proceeds from Permitted Equity Issuances (or issuances of debt securities that have been converted into or exchanged for Qualified Equity Interests) (other than Permitted Equity Issuances made pursuant to Section 9.04(a)) received or made by the Borrower (or any direct or indirect parent thereof and contributed by such parent to the Borrower) during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date; plus

(iv) to the extent not (A) already included in the calculation of Consolidated Net Income of Holdings, the Borrower and the Restricted Subsidiaries or (B) already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment, the aggregate amount of all cash dividends and other cash distributions received by the Borrower or any Restricted Subsidiary from any Minority Investments or Unrestricted Subsidiaries during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date; plus

492

(v) to the extent not (A) already included in the calculation of Consolidated Net Income of Holdings, the Borrower and the Restricted Subsidiaries or (B) already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment, the aggregate amount of all cash repayments of principal received by the Borrower or any Restricted Subsidiary from any Minority Investments or Unrestricted Subsidiaries during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date in respect of loans or advances made by the Borrower or any Restricted Subsidiary to such Minority Investments or Unrestricted Subsidiaries; plus

(vi) to the extent not (A) already included in the calculation of Consolidated Net Income of Holdings, the Borrower and the Restricted Subsidiaries, (B) already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment or (C) required to be applied to prepay Term Loans in accordance with Section 2.05(b)(i), the aggregate amount of all Net Cash Proceeds received by the Borrower or any Restricted Subsidiary in connection with the sale, transfer or other disposition of its ownership interest in any Minority Investment or Unrestricted Subsidiary during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date; plus

(vii) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary the fair market value (which, if the fair market value of such Investment shall exceed $100,000,000, shall be determined in good faith by the board of directors of the Borrower, whose resolution with respect thereto will be delivered to the Administrative Agent) of the Investment in such Unrestricted Subsidiary at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary other than to the extent the Investment in such Unrestricted Subsidiary was made by the Borrower or a Restricted Subsidiary pursuant to Section 7.02 (except for Investments made in reliance on Section 7.02(o)(ii)); minus

(viii) the aggregate amount of any Investments made pursuant to Section 7.02(o)(ii) and the parenthetical to Section 7.02(d)(iv)(B)(I), any Indebtedness incurred pursuant to Section 7.03(n)(i), any Restricted Payment made pursuant to Section 7.06(n)(ii) or any payment made pursuant to Section 7.11(a)(iv)(B) during the period commencing on the Closing Date and ending on prior to the Reference Date (and, for purposes of this clause (viii), without taking account of the intended usage of the Available Amount on such Reference Date).

“Available Amount Reference Period” means, with respect to any Reference Date, the period commencing on January 1, 2013 and ending on the last day of the most recent fiscal quarter or fiscal year, as applicable, for which financial statements required to be delivered pursuant to Section 6.01(a) or Section 6.01(b), and the related Compliance Certificate required to be delivered pursuant to Section 6.02(a), have been received by the Administrative Agent.

493

“Bank of America” means Bank of America, N.A., a national bank association, acting in its individual capacity, and its successors and assigns.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate” and (c) the Eurocurrency Rate for a one-month Interest Period as determined pursuant to clause (e) of the definition of “Eurocurrency Rate” plus 1%. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change. Notwithstanding the foregoing, the Base Rate for (a) any Term B Loan will be deemed to be 2.25% per annum if the Base Rate determined pursuant to this definition would otherwise be less than 2.25% per annum; and (b) any Term C Loan will be deemed to be 2.00% per annum if the Base Rate determined pursuant to this definition would otherwise be less than 2.00% per annum.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Borrower” has the meaning specified in the introductory paragraph to this Agreement.

“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing, as the context may require.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the jurisdiction where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and:

(a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars or an Alternative Currency other than Euros, any fundings, disbursements, settlements and payments in such currency in respect of any such Eurocurrency Rate Loan, or any other dealings in such currency to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in such currency are conducted by and between banks in the London interbank market; and

(b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euros, any fundings, disbursements, settlements and payments in Euros in respect of any such Eurocurrency Rate Loan, or any other dealings in Euros to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day.

“Business Successor” means (a) any former Subsidiary of the Borrower and (b) any Person that, after the Closing Date, has acquired, merged or consolidated with a Subsidiary of the Borrower (that results in such Subsidiary ceasing to be a Subsidiary of the Borrower), or

494

acquired (in one transaction or a series of transactions) all or substantially all of the property and assets or business of a Subsidiary or assets constituting a business unit, line of business or division of a Subsidiary of the Borrower.

“Canadian Bankers’ Acceptance” means an instrument denominated in Canadian Dollars, including, without limitation, a depository note within the meaning of the Depository Bills and Notes Act (Canada) and a bill of exchange within the meaning of the Bills of Exchange Act (Canada).

“Capital Expenditures” means, for any period, (a) the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capitalized Leases) by Holdings, the Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of Holdings, the Borrower and the Restricted Subsidiaries and (b) Capitalized Software Expenditures.

“Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP.

“Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by Holdings, the Borrower and the Restricted Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of Holdings, the Borrower and the Restricted Subsidiaries.

“Captive Insurance Subsidiary” means any Subsidiary of the Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof).

“Cash Collateral” has the meaning specified in Section 2.03(f).

“Cash Collateralize” has the meaning specified in Section 2.03(f).

“Cash Equivalents” means any of the following types of Investments, to the extent owned by Holdings, the Borrower or any Restricted Subsidiary:

(1) Dollars;

(2) (a) Canadian Dollars, Yen, Sterling, Euros or any national currency of any participating member state of the EMU or (b) in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

495

(3) securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;

(4) certificates of deposit, time deposits and eurodollar time deposits with maturities of two years or less from the date of acquisition, bankers’ acceptances with maturities not exceeding two years and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000 in the case of U.S. banks and $100,000,000 (or the Dollar equivalent as of the date of determination) in the case of non-U.S. banks;

(5) repurchase obligations for underlying securities of the types described in clauses (3), (4) and (7) entered into with any financial institution meeting the qualifications specified in clause (4) above;

(6) commercial paper rated at least P-1 by Moody’s or at least A-1 by S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower) and in each case maturing within 24 months after the date of creation thereof and Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 24 months or less from the date of acquisition;

(7) marketable short-term money market and similar securities having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower);

(8) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower) with maturities of 24 months or less from the date of acquisition;

(9) readily marketable direct obligations issued by any foreign government or any political subdivision or public instrumentality thereof, in each case having an Investment Grade Rating from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower);

(10) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by

496

S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower); and

(11) investment funds investing at least 95% of their assets in securities of the types described in clauses (1) through (10) above.

In the case of Investments by any Foreign Subsidiary that is a Restricted Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents shall also include (i) investments of the type and maturity described in clauses (1) through (8) and clauses (10) and (11) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (ii) other short-term investments utilized by Foreign Subsidiaries that are Restricted Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (1) through (11) and in this paragraph.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (1) and (2) above, provided that such amounts are converted into any currency listed in clauses (1) and (2) as promptly as practicable and in any event within ten Business Days following the receipt of such amounts.

For purposes of determining the maximum permissible maturity of any investments described in clauses (1) through (11) or the immediately preceding two paragraphs, the maturity of any obligation is deemed to be the shortest of the following: (i) the stated maturity date; (ii) the weighted average life (for amortizing securities); (iii) the next interest rate reset for variable rate and auction-rate obligations; or (iv) the next put exercise date (for obligations with put features).

“Cash Management Bank” means any Person that is a Lender or an Affiliate of a Lender at the time it provides any Cash Management Services, whether or not such Person subsequently ceases to be a Lender or an Affiliate of a Lender.

“Cash Management Obligations” means obligations owed by the Borrower or any Restricted Subsidiary to any Cash Management Bank in respect of or in connection with any Cash Management Services.

“Cash Management Services” means treasury, depository and cash management services and any automated clearing house fund transfer services.

“Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.

497

“Catch-Up Payments” has the meaning specified in the definition of “Consolidated Interest Expense”.

“Change of Control” means the earliest to occur of:

(a) (i) at any time prior to the consummation of a Qualifying IPO, the Permitted Holders ceasing to own, in the aggregate, directly or indirectly, beneficially and of record, at least thirty-five (35)% of the then outstanding voting stock of Holdings; or

(ii) at any time upon or after the consummation of a Qualifying IPO, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), excluding the Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of more than the greater of (x) forty (40) % of the then outstanding voting stock of Holdings and (y) the percentage of the then outstanding voting stock of Holdings owned, directly or indirectly, beneficially and of record, by the Permitted Holders;

unless, in the case of either clause (a)(i) or (a)(ii) above, the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of Holdings; or

(b) the board of directors of Holdings shall cease to consist of a majority of the Continuing Directors; or

(c) any “Change of Control” (or any comparable term) in any document pertaining to any Permitted Subordinated Notes, any Qualified Holding Company Debt or the Existing Notes; or

(d) subject to Section 7.04, the Borrower ceasing to be a direct wholly owned Subsidiary of Holdings.

“Class” when used with respect to:

(a) Commitments, refers to whether such Commitments are (i) Revolving Credit Commitments under clause (i) of the definition of “Revolving Credit Commitment”, (ii) Incremental Revolving Credit Commitments, (iii) Other Revolving Credit Commitments, (iv) Existing Revolving Credit Commitments of any of the foregoing, (v) Extended Revolving Credit Commitments, (vi) Term B Commitments, (vii) Term C Commitments , (viii) Term Commitment Increases or (ix) Other Term Commitments;

(b) Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Credit Loans made pursuant to the Class of Revolving Credit Commitments referenced in clause (a)(i) above, Incremental Revolving Credit Loans, Other Revolving Credit Loans, Existing Revolving Credit Loans of any of the foregoing, Extended Revolving Credit Loans, Term B Loans, Term C Loans, Incremental Term Loans, Existing Term Loans of any of the foregoing, Other Term Loans, Extended Term Loans or Swing Line Loans; and

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(c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments under clause (a) or (b) above;

provided that Incremental Term Loans, Incremental Revolving Credit Commitments, Incremental Revolving Loans, Other Revolving Credit Commitments, Other Revolving Credit Loans, Existing Revolving Credit Commitments, Existing Revolving Credit Loans, Extended Revolving Credit Commitments, Extended Revolving Credit Loans, Other Term Commitments, Other Term Loans, Existing Term Loans and Extended Term Loans that (i) have different terms and conditions or (ii) are established pursuant to different amendments (unless such amendment expressly provides otherwise) shall be construed to be in different Classes.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 4.01.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

“Co-Documentation Agent” means each of Goldman Sachs Credit Partners L.P. and Morgan Stanley Senior Funding, Inc., each in its capacity as a co-documentation agent under this Agreement.

“Collateral” means all the “Collateral” as defined in any Collateral Document and shall include the Mortgaged Properties.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a) the Administrative Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.01(a)(iii) or pursuant to Section 6.11 or Section 6.12 at such time, duly executed by each Loan Party thereto and (ii) if then in effect, each Intercreditor Agreement, in each case duly executed by each Loan Party thereto;

(b) except to the extent otherwise provided hereunder or under any Collateral Document, all Obligations shall have been unconditionally guaranteed (the “Guaranties”) by Holdings, each Restricted Subsidiary of the Borrower that is a wholly owned Material Domestic Subsidiary and not an Excluded Subsidiary including those that are listed on Schedule 1.01A hereto (each, a “Guarantor”);

(c) except to the extent otherwise provided hereunder or under any Collateral Document, the Obligations and the Guaranties shall have been secured by a first-priority security interest (if then in effect, subject to the terms of each Intercreditor Agreement) in (i) all the Equity Interests of the Borrower, (ii) all Equity Interests (other than Equity Interests of Unrestricted Subsidiaries and any Equity Interest of any Restricted Subsidiary pledged to secure Indebtedness permitted under Section 7.03(g)) of each wholly and

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directly owned Material Domestic Subsidiary of the Borrower or any Guarantor and (iii) 65% of the issued and outstanding voting Equity Interests (and 100% of the issued and outstanding non-voting Equity Interests, if any) of each wholly owned Material Foreign Subsidiary that is directly owned by the Borrower or any Domestic Subsidiary of the Borrower that is a Guarantor (with such reduction in the amount of Equity Interests pledged as may be necessary to take into account Equity Interests that have been indirectly pledged through a pledge of Equity Interests in any Domestic Subsidiary that is disregarded for purposes of U.S. federal income tax);

(d) except to the extent otherwise provided hereunder or under any Collateral Document, the Obligations and the Guaranties shall have been secured by a perfected security interest (other than in the case of mortgages, to the extent such security interest may be perfected by delivering certificated securities, filing UCC financing statements or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office) in, and mortgages on, substantially all tangible and intangible assets of the Borrower and each Guarantor (including accounts (other than deposit accounts or other bank or securities accounts and any Securitization Assets), inventory, equipment, investment property, contract rights, intellectual property, other general intangibles, owned (but not leased) real property and proceeds of the foregoing) and all Equity Interests in the Borrower owned by Holdings, in each case, with the priority required by the Collateral Documents and, if then in effect, each Intercreditor Agreement; provided that security interests in real property shall be limited to the Mortgaged Properties; and

(e) none of the Collateral shall be subject to any Liens other than Liens permitted by Section 7.01; and

(f) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Material Real Property required to be delivered pursuant to Section 6.11 or 6.12 (the “Mortgaged Properties”) duly executed and delivered by the record owner of such property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first-priority Lien on the property described therein (if then in effect, subject to the terms of each Intercreditor Agreement), free of any other Liens except as expressly permitted by Section 7.01, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request and (iii) such existing surveys, existing abstracts and existing appraisals in the possession of the Borrower and such legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgaged Property.

The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or surveys with respect to, (i) “Excluded Assets” and “Excluded Securities”, each as defined in the Security Agreement and (ii) particular assets if and for so long as, in the reasonable judgment of the Administrative Agent and the Borrower, the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance or surveys in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom.

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The Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance and surveys with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) with respect to leases of real property entered into by any Loan Party, such Loan Party shall not be required to take any action with respect to creation or perfection of security interests with respect to such leases, (b) Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in the Collateral Documents and, to the extent appropriate in the applicable jurisdiction, as agreed between the Administrative Agent and the Borrower and (c) any asset the pledge or mortgage of which would trigger the equal and ratable requirement under the Existing 2016 Notes Indenture will be excluded from the Collateral. In furtherance of the foregoing, for so long as any Existing 2016 Notes remain outstanding, Principal Domestic Properties and Equity Interests and Indebtedness of “Domestic Subsidiaries” (as defined in the Existing 2016 Notes Indenture) will be excluded from the Collateral (it being understood and agreed that as of the Closing Date, Principal Domestic Properties shall mean the Headquarters and Domestic Subsidiaries shall mean Headquarters SPV), as will any after-acquired property that would be a Principal Domestic Property at the time of acquisition; and Equity Interests and Indebtedness of any “Domestic Subsidiary” (as defined in the Existing 2016 Notes Indenture) will cease to be part of the Collateral if such entity acquires any property that would constitute a Principal Domestic Property at the time of acquisition.

“Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreements, the Intercreditor Agreements, the Mortgages, each of the mortgages, collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent and the Lenders pursuant to Section 6.11 or Section 6.12, the Guaranty and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means a Term Commitment of any Class, a Revolving Credit Commitment of any Class or any combination thereof (as the context may require).

“Committed Loan Notice” means a notice of (a) a Term Borrowing with respect to a given Class of Term Loans, (b) a Revolving Credit Borrowing with respect to a given Class of Revolving Credit Loans, (c) a conversion of Loans under a given Class from one Type to the other, or (d) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Compensation Period” has the meaning specified in Section 2.12(c)(ii).

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“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Consolidated Depreciation and Amortization Expense” means, for any period, the total amount of depreciation and amortization expense of Holdings, the Borrower and the Restricted Subsidiaries, including the amortization of deferred financing fees or costs and Capitalized Software Expenditures for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated EBITDA” means, for any period, the Consolidated Net Income for such period:

(a) increased (without duplication) by the following:

(i) provision for taxes based on income or profits or capital, including, without limitation, federal, state, franchise, excise and similar taxes and foreign withholding taxes of such Person paid or accrued during such period, including any penalties and interest relating to any tax examinations, to the extent the same were taken into account in calculating such Consolidated Net Income and the net tax expense associated with any adjustments made pursuant to clauses (a) through (m) of the definition of Consolidated Net Income; plus

(ii) total interest expense of Holdings, the Borrower and the Restricted Subsidiaries and, to the extent not reflected in such total interest expense, any losses with respect to obligations under Swap Contracts or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains with respect to such obligations, and costs of surety bonds in connection with financing activities, to the extent the same were deducted (and not added back) in calculating such Consolidated Net Income; plus

(iii) Consolidated Depreciation and Amortization Expense for such period to the extent deducted (and not added back) in computing Consolidated Net Income; plus

(iv) any fees, expenses or charges (other than depreciation or amortization expense) related to any acquisition, investment, asset disposition, incurrence or repayment of indebtedness (including such fees, expenses or charges related to the Loans and any credit facilities), issuance of equity interests, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of the Loans and any credit facilities) and including, in each case, any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, (x) whether or not successful and (y) in each case, to the extent deducted (and not added back) in computing Consolidated Net Income; plus

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(v) the amount of any restructuring charges, integration and facilities opening costs or other business optimization expenses, one-time restructuring costs incurred in connection with acquisitions made after the Closing Date, project start-up costs, costs related to the closure and/or consolidation of facilities, in each case to the extent deducted (and not added back) in such period in computing such Consolidated Net Income; plus

(vi) any other non-cash charges, (collectively, the “Non-Cash Charges”) including any write offs or write downs reducing such Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period); plus

(vii) the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly owned Subsidiary to the extent deducted (and not added back) in such period in calculating such Consolidated Net Income; plus

(viii) the amount of board of directors fees and management, monitoring, consulting, advisory and other fees (including termination fees) and related indemnities and expenses paid or accrued in such period to the Sponsor Group to the extent permitted by Section 7.08(e) and deducted (and not added back) in such period in computing such Consolidated Net Income; plus

(ix) the amount of “run-rate” cost savings projected by the Borrower in good faith to result from actions either taken or expected to be taken within 12 months of such period (which cost savings shall be (i) added back to Consolidated EBITDA until realized, (ii) subject only to certification by management of the Borrower and (iii) calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized from such actions (it is understood and agreed that “run-rate” means the full recurring benefit that is associated with any action taken or expected to be taken, provided that some portion of such benefit is expected to be realized within 12 months of taking such action); plus

(x) the amount of loss on sale of receivables, Securitization Assets and related assets to any Securitization Subsidiary in connection with a Qualified Securitization Financing; plus

(xi) any costs or expense incurred by Holdings, the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of Holdings or the Borrower or net cash proceeds of an issuance of Equity Interests of Holdings or the Borrower (other than Disqualified Equity Interests) solely to the extent that such net cash proceeds are Not Otherwise Applied; plus

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(xii) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back; plus

(xiii) Initial Public Company Costs; and

(b) decreased (without duplication) by, to the extent included in determining Consolidated Net Income for such period, non-cash gains increasing Consolidated Net Income for such period, excluding (x) any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period and (y) any non-cash gains with respect to cash actually received in a prior period so long as such cash did not increase Consolidated EBITDA in such prior period, in each case determined on a consolidated basis for Holdings, the Borrower and the Restricted Subsidiaries in accordance with GAAP (to the extent applicable); provided that

(I) there shall be included in determining Consolidated EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person, property, business or asset acquired by Holdings, the Borrower or any Restricted Subsidiary during such period (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired), to the extent not subsequently sold, transferred or otherwise disposed by Holdings, the Borrower or such Restricted Subsidiary during such period (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition) determined on a historical Pro Forma Basis, and (B) an adjustment in respect of each Acquired Entity or Business or Converted Restricted Subsidiary equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition or conversion) as specified in a certificate executed by a Responsible Officer and delivered to the Lenders and the Administrative Agent;

(II) for purposes of determining the Total Net Leverage Ratio, the Senior Secured Net Leverage Ratio and the Senior Secured First-Lien Net Leverage Ratio only, there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than an Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations (other than if so classified on the basis that it is being held for sale unless such sale has actually occurred during such period) by Holdings, the Borrower or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”) and the

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Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each a “Converted Unrestricted Subsidiary”), based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition) determined on a historical Pro Forma Basis.

“Consolidated Interest Expense” means, for any period, without duplication, the sum of:

(a) the cash interest expense (including that attributable to Capitalized Lease Obligations), net of cash interest income, of Holdings, the Borrower and the Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP, with respect to all outstanding Indebtedness of Holdings, the Borrower and the Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts, and

(b) any cash payments made during such period by Holdings, the Borrower and the Restricted Subsidiaries in respect of obligations referred to in clause (ii) below relating to Funded Debt that were amortized or accrued in a previous period (other than any such obligations resulting from the discounting of Indebtedness in connection with the application of purchase accounting in connection with the Original Transaction or any Permitted Acquisition), but excluding, however:

(i) amortization of deferred financing costs, debt issuance costs, commissions, fees and expenses and any other amounts of non-cash interest,

(ii) the accretion or accrual of discounted liabilities during such period,

(iii) any interest in respect of items excluded from Indebtedness in clause (d) of the definition thereof,

(iv) non-cash interest expense attributable to the movement of the mark-to-market valuation of obligations under Swap Contracts or other derivative instruments pursuant to Statement of Financial Accounting Standards No. 133 and all costs associated with Swap Contracts,

(v) any one-time cash costs associated with breakage in respect of Swap Contracts for interest rates, and

(vi) all non-recurring cash interest expenses consisting of liquidated damages for failure to timely comply with registration rights obligations and financing fees.

(c) For purposes of determining Consolidated Interest Expense for any period ending prior to the first anniversary of the Closing Date, Consolidated Interest Expense shall be an amount equal to actual Consolidated Interest Expense from the Closing Date through the date of determination multiplied by a fraction the numerator of which is 365 and the denominator of which is the number of days from the Closing Date through the date of determination.

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(d) Notwithstanding the foregoing, Consolidated Interest Expense for any period shall not include any cash payments made in such period on account of accrued interest with respect to any Qualified Holding Company Debt to the extent such payments are required by the terms of such Indebtedness to be made before the close of any “accrual period” (as defined in Treasury Regulation Section 1.1272-1(b)(1)(ii)) ending after five years from the date of original issuance of such Indebtedness (any such cash payments, “Catch-Up Payments”); provided, however that, notwithstanding the foregoing and solely for purposes of determining compliance with clause (ii) of Section 7.06(o) and not for purposes of determining compliance with any other test or covenant hereunder, any Catch-Up Payments that are made in any period with the proceeds of Restricted Payments made pursuant to Section 7.06(o) shall be included in Consolidated Interest Expense for such period.

“Consolidated Net Income” means, for any period, the net income (loss) of Holdings, the Borrower and the Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP; provided, however, that, without duplication,

(a) any after-tax effect of extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses (including relating to the Transaction or any multi-year strategic cost-saving initiatives), severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans shall be excluded,

(b) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period shall be excluded, in each case in accordance with GAAP,

(c) the net income (loss) for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of Holdings shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to Holdings, the Borrower or a Restricted Subsidiary thereof in respect of such period,

(d) effects of adjustments resulting from the application of purchase accounting in relation to the Original Transaction or any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded,

(e) any after-tax effect of income (loss) from the early extinguishment of (i) Indebtedness, (ii) obligations under any Swaps Contracts or (iii) other derivative instruments shall be excluded,

(f) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets,

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long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded,

(g) any non-cash compensation charge or expense, including any such charge arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights to officers, directors, employees or consultants shall be excluded,

(h) any fees, expenses or charges incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, incurrence or repayment of indebtedness (including such fees, expenses or charges related to the Loans and any credit facilities), issuance of equity interests, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of the Loans and any credit facilities) and including, in each case, any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful, shall be excluded,
(i) accruals and reserves that are established within twelve months after the closing of any acquisition that are required to be established as a result of such acquisition in accordance with GAAP shall be excluded,

(j) losses or gains on asset sales (other than asset sales made in the ordinary course of business) shall be excluded,

(k) any net income (loss) from disposed or discontinued operations shall be excluded,

(l) any adjustments resulting from the application of Accounting Standards Codification Topic No. 460, Guarantees, or any comparable regulation, shall be excluded, and

(m) the following items shall be excluded:

(i) any net unrealized gain or loss (after any offset) resulting in such period from obligations under any Swap Contracts and the application of Statement of Financial Accounting Standards No. 133; and

(ii) any net unrealized gain or loss (after any offset) resulting in such period from currency translation gains or losses including those (x) related to currency remeasurements of Indebtedness and (y) resulting from hedge agreements for currency exchange risk.

In addition, to the extent not already included in the Consolidated Net Income of Holdings, the Borrower and the Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall include the amount of proceeds received from business interruption insurance and reimbursements of any expenses and charges that are covered by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder.

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“Consolidated Senior Secured First-Lien Indebtedness” means, as of any date of determination, (a) the aggregate amount of Senior Secured First-Lien Indebtedness of Holdings, the Borrower and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of acquisition method accounting in connection with the Original Transaction, any Permitted Acquisition or other Investment permitted hereunder) consisting only of Senior Secured First-Lien Indebtedness for borrowed money, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments, minus (b) the aggregate amount of cash and Cash Equivalents, excluding cash and Cash Equivalents which are listed as “restricted” on the consolidated balance sheet of Holdings, the Borrower and its Restricted Subsidiaries as of such date; provided that Consolidated Senior Secured First-Lien Indebtedness shall not include Indebtedness in respect of (i) any Qualified Securitization Financing, (ii) all Letters of Credit, except to the extent of Unreimbursed Amounts thereunder, (iii) Unrestricted Subsidiaries and (iv) obligations under Swap Contracts.

“Consolidated Senior Secured Indebtedness” means, as of any date of determination, (a) the aggregate amount of Senior Secured Indebtedness of Holdings, the Borrower and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of acquisition method accounting in connection with the Original Transaction, any Permitted Acquisition or other Investment permitted hereunder) consisting only of Senior Secured Indebtedness for borrowed money, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments, minus (b) the aggregate amount of cash and Cash Equivalents, excluding cash and Cash Equivalents which are listed as “restricted” on the consolidated balance sheet of Holdings, the Borrower and its Restricted Subsidiaries as of such date; provided that Consolidated Senior Secured Indebtedness shall not include Indebtedness in respect of (i) any Qualified Securitization Financing, (ii) all Letters of Credit, except to the extent of Unreimbursed Amounts thereunder, (iii) Unrestricted Subsidiaries and (iv) obligations under Swap Contracts.

“Consolidated Total Indebtedness” means, as of any date of determination, (a) the aggregate amount of Indebtedness of Holdings, the Borrower and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of acquisition method accounting in connection with the Original Transaction, any Permitted Acquisition or other Investment permitted hereunder) consisting only of Indebtedness for borrowed money, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments, minus (b) the aggregate amount of cash and Cash Equivalents, excluding cash and Cash Equivalents which are listed as “restricted” on the consolidated balance sheet of Holdings, the Borrower and its Restricted Subsidiaries as of such date; provided that Consolidated Total Indebtedness shall not include Indebtedness in respect of (i) any Qualified Securitization Financing, (ii) all Letters of Credit, except to the extent of Unreimbursed Amounts thereunder, (iii) Unrestricted Subsidiaries and (iv) obligations under Swap Contracts.

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“Consolidated Working Capital” means, at any date, the excess of (a) the sum of (i) all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of Holdings, the Borrower and the Restricted Subsidiaries at such date and (ii) long-term accounts receivable over (b) the sum of (i) all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of Holdings, the Borrower and the Restricted Subsidiaries on such date and (ii) long-term deferred revenue, but excluding, without duplication, (a) the current portion of any Funded Debt, (b) all Indebtedness consisting of Revolving Credit Loans, Swing Line Loans and L/C Obligations to the extent otherwise included therein, (c) the current portion of interest, (d) the current portion of current and deferred income taxes, (e) the current portion of any Capitalized Lease Obligations and (f) deferred revenue arising from cash receipts that are earmarked for specific projects.

“Continuing Director” means, at any date, any individual (a) who is a director of Holdings on the Closing Date, as elected or appointed after giving effect to the Merger and the other transactions contemplated hereby, (b) whose nomination for election to the board of directors of Holdings is recommended by a majority of the then Continuing Directors, (c) who receives the vote of the Permitted Holders in his or her election by the stockholders of Holdings, or (d) whose nomination for election to the board of directors of Holdings has been recommended, directly or indirectly, by the Sponsor Group or Persons nominated by the Sponsor Group.

“Contract Consideration” has the meaning specified in the definition of “Excess Cash Flow”.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” has the meaning specified in the definition of “Affiliate.”

“Converted Restricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA”.

“Converted Unrestricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA”.

“Corrective Revolving Credit Extension Amendment” has the meaning specified in Section 2.16(g).

“Corrective Term Loan Extension Amendment” has the meaning specified in Section 2.16(h).

“Covenant Resumption Date” has the meaning specified in Section 8.01(b).

“Covenant Suspension” has the meaning specified in Section 8.01(b).

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“Covenant Suspension Period” has the meaning specified in Section 8.01(b).

“Credit Agreement Refinancing Indebtedness” means (a) Indebtedness of the Borrower (which may be guaranteed by one or more Guarantors) constituting secured or unsecured notes, loans or commitments (not constituting Obligations) or (b) Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained in exchange for, or to extend, renew, replace or refinance, in whole or part, then existing Term Loans, outstanding Revolving Credit Loans and related letters of credit and commitments, (including any successive Credit Agreement Refinancing Indebtedness) (“Refinanced Debt”); provided that (i) such extending, renewing or refinancing Indebtedness (and related commitments) is in an original aggregate principal amount (or accreted value, if applicable) not greater than the aggregate amount of the Refinanced Debt (and, in the case of Refinanced Debt consisting, in whole or in part, of unused Revolving Credit Commitments, the amount thereof) concurrently prepaid pursuant to 2.05(b)(viii) or reduced pursuant to Section 2.06(d) except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such extending, renewing or refinancing Indebtedness, (ii) such Indebtedness has a later maturity than the Refinanced Debt (except such Credit Agreement Refinancing Indebtedness that are Revolving Credit Commitments may in any event have additional mandatory commitment reductions so long as same do not occur prior to the maturity date that previously applied to the commitments being extended), (iii) in the case of Term Loans, the scheduled amortization applicable to such Indebtedness shall not exceed 1% per annum of the original aggregate principal amount of such extending, renewing or refinancing Indebtedness (taking into account any additions thereto by way of extensions made as part of the respective Class) at any time prior to the final maturity of the respective Refinanced Debt that are Term Loans; (iv) in the case of Term Loans, such Credit Agreement Refinancing Indebtedness does not have mandatory prepayments (other than scheduled amortization as permitted above and customary repayments and/or offering to purchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) which are more extensive than those applicable to the Indebtedness being extended, renewed or refinanced; (v) such Refinanced Debt shall be repaid, defeased or satisfied and discharged with 100% of the Net Cash Proceeds from any Credit Agreement Refinancing Indebtedness and all accrued interest, fees and premiums (if any) in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained; and (vi) in the case of Refinanced Debt that are Revolving Credit Commitments, all repayments required to be made in connection therewith shall be made in accordance with Section 2.06(d).

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Cure Expiration Date” has the meaning specified in Section 9.04(a).

“Debt Fund Affiliate” means any Affiliate of the Sponsor Group that is not (a) a natural person or (b) Holdings, the Borrower or a Subsidiary of the Borrower and that is primarily engaged in or advises funds or other investment vehicles that are engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course.

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“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning specified in Section 2.05(b)(vi).

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate applicable to Base Rate Loans plus (c) 2.00% per annum; provided that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.00% per annum, in each case, to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means, subject to Section 2.18(b), any Lender that, as reasonably determined by the Administrative Agent (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of L/C Obligations or Swing Line Loans, within two (2) Business Days of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

“Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with a Disposition pursuant to Section 7.05(i) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable Disposition).

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“Deutsche Bank” means Deutsche Bank AG New York Branch.

“Disposed EBITDA” means, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or such Converted Unrestricted Subsidiary (determined using such definitions as if references to Holdings, the Borrower and the Restricted Subsidiaries therein are to such Sold Entity or Business and its Subsidiaries or such Converted Unrestricted Subsidiary and its Subsidiaries, as the case may be), all as determined on a consolidated basis for such Sold Entity or Business or such Converted Unrestricted Subsidiary.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale of Equity Interests) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disposition Prepayment Percentage” has the meaning specified in Section 2.05(b)(ii)(A).

“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and all outstanding Letters of Credit), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Latest Maturity Date in effect at the time such Disqualified Equity Interests are issued; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of Holdings, the Borrower or the Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by Holdings, the Borrower or the Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Amount” means, at any time:

(a) with respect to any Loan denominated in Dollars (including, with respect to any Swing Line Loan, any funded participation therein), the principal amount thereof then outstanding (or in which such participation is held);

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(b) with respect to any Loan denominated in an Alternative Currency, the principal amount thereof then outstanding in the relevant Alternative Currency, converted to Dollars in accordance with Section 1.08 and Section 2.17(a); and

(c) with respect to any L/C Obligation (or any risk participation therein), (A) if denominated in Dollars, the amount thereof and (B) if denominated in an Alternative Currency, the amount thereof converted to Dollars in accordance with Section 1.08 and Section 2.17(b).

“Domestic Subsidiary” means any direct or indirect Restricted Subsidiary of the Borrower that is organized under the Laws of the United States, any state thereof or the District of Columbia.

“ECF Percentage” has the meaning specified in Section 2.05(b)(i).

“Effective Yield” means, as to any Loans of any Class, the effective yield on such Loans as determined by the Administrative Agent, taking into account the applicable interest rate margins, index rates, any interest rate floors or similar devices and all fees, including upfront or similar fees or OID (amortized over the shorter of (x) the life of such Loans and (y) the four years following the date of incurrence thereof) payable generally to Lenders making such Loans, but excluding any arrangement, structuring, commitment, underwriting or other fees payable in connection therewith that are not generally shared with the relevant Lenders or, if applicable, ticking fees accruing prior to the funding of such Indebtedness or customary consent fees paid generally to consenting Lenders.

“Eligible Assignee” means any Assignee permitted by and consented to in accordance with Section 11.07(b).

“EMU” means the economic and monetary union as contemplated in the Treaty on European Union.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by any Loan Party or any of its Subsidiaries (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings with respect to any Environmental Liability (hereinafter “Claims”), including (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law.

“Environmental Laws” means any and all Laws (including common law) relating to the protection of the environment or, to the extent relating to exposure to Hazardous Materials, human health.

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“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of any Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) human exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other binding consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities) , but excluding any debt security that is convertible into, or exchangeable for, capital stock prior to such conversion or exchange.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with Holdings or the Borrower and is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Holdings or the Borrower or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Holdings or the Borrower or any of their respective ERISA Affiliates from a Multiemployer Plan, notification of Holdings or the Borrower or any of their respective ERISA Affiliates concerning the imposition of withdrawal liability or notification that a Multiemployer Plan is insolvent or is in reorganization within the meaning of Title IV of ERISA; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Holdings or the Borrower or any of their respective ERISA Affiliates; (g) the requirements of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof) apply with respect to a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Pension Plan, and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan

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within the following 30 days; (h) an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA exists, or an application for a minimum funding standard waiver or modification has been filed (including any required installment payments) with respect to a Plan; (i) the failure to make any required contribution to any Plan, Multiemployer Plan or Foreign Plan; (j) the existence of an Unfunded Current Liability with respect to a Plan; (k) the institution of a proceeding pursuant to Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan; (l) a liability has been incurred or is likely to be incurred by Holdings or the Borrower or any of their respective ERISA Affiliates with respect to a Plan under Section 4063, 4064, 4069 or 4212 of ERISA or Section 436 of the Code; (m) the occurrence of a “default,” within the meaning of Section 4219(c)(5) of ERISA, with respect to any Plan; or (n) a material liability has been incurred by Holdings or the Borrower or any Subsidiary of Holdings or the Borrower pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Plan.

“Euro”” means the lawful single currency of the European Union.

“Eurocurrency Rate” means:

(a) for any Interest Period, in the case of any Eurocurrency Rate Loan denominated in Dollars or an Alternative Currency other than Euros, Australian Dollars and Canadian Dollars,

(i) the rate per annum equal to (i) the British Bankers Association LIBOR Rate or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available (“LIBOR”), as published by Reuters (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or,

(ii) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch (or with respect to any Alternative Currency other than Dollars or Euros, another Bank of America branch or Affiliate) to major banks in the London interbank market (or with respect to any Alternative Currency other than Dollars or Euros, another offshore interbank market) for such currency at their request at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period, and

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(b) for any Interest Period, in the case of any Eurocurrency Rate Loan denominated in Euros,

(i) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on Reuters Page EURIBOR01 (or any successor thereto) for deposits in Euros (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (Brussels time) two (2) Business Days prior to the first day of such Interest Period, or, if different, the date on which quotations would customarily be provided by leading banks in the European interbank market for deposits of amounts in Euros for delivery on the first day of such Interest Period, or

(ii) if the rate referenced in the preceding clause (i) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average Banking Federation of the European Union Interest Settlement Rate for deposits in Euros (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (Brussels time) two (2) Business Days prior to the first day of such Interest Period, or, if different, the date on which quotations would customarily be provided by leading banks in the European interbank market for deposits of amounts in Euros for delivery on the first day of such Interest Period; or

(iii) if the rates referenced in the preceding clauses (i) and (ii) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Euros for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by a London Affiliate of the Administrative Agent to major banks in the European interbank market at their request at approximately 11:00 a.m. (Brussels time) two (2) Business Days prior to the first day of such Interest Period or, if different, the date on which quotations would customarily be provided by leading banks in the European interbank market for deposits of amounts in the relevant currency for delivery on the first day of such Interest Period.

(c) for any Interest Period, with respect to a Eurocurrency Rate Loan denominated in Australian Dollars,

(i) the rate per annum equal to the average bid rate displayed at or about 10:30 a.m. (Melbourne, Australia time) on the first day of such Interest Period on the Reuters screen BBSY page (or such other page or commercially available source providing BBSY quotations as may be designated by the Administrative Agent from time to time) for a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, for a term equivalent to the number of months closest to such Interest Period); or

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(ii) if such rate is not available at such time for such term for any reason, the rate per annum determined by the Administrative Agent to be the arithmetic mean of the buying rates quoted to the Administrative Agent by three (3) Australian Reference Banks at or about 10:30 a.m. (Melbourne, Australia time) on the first day of such Interest Period (which buying rates must be for bills of exchange accepted by leading Australian banks which have a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, having a term equivalent to the number of months closest to such Interest Period).

(d) for any Interest Period, with respect to a Eurocurrency Rate Loan denominated in Canadian Dollars,

(i) the rate per annum equal to the average offered rate for Canadian Dollar Bankers’ Acceptances having an identical term as the proposed Eurocurrency Rate Loan displayed and identified as such on the display referred to as the “CDOR Page” (or any display substituted therefor) of Reuters Monitor Money Rates Service as at approximately 10:00 a.m. Toronto time on the first day of such Interest Period (or, if such day is not a Business Day, as of 10:00 a.m. Toronto time on the immediately preceding Business Day); or

(ii) if such rate is not available at such time for such term for any reason, the rate per annum will be the annual discount rate (rounded upward to the nearest whole multiple of 1/100 of 1%) as of 10:00 a.m. Toronto time on such day at which a Canadian chartered bank listed on Schedule 1 of the Bank Act (Canada) as selected by the Administrative Agent is then offering to purchase Canadian Dollar Bankers’ Acceptances accepted by it having such specified term.

(e) for any interest calculation with respect to a Base Rate Loan on any date,

(i) the rate per annum equal to LIBOR, at approximately 11:00 a.m., London time determined two (2) Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day; or

(ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in Same Day Funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurocurrency market at their request at the date and time of determination.

Notwithstanding the foregoing, the Eurocurrency Rate with respect to any applicable Interest Period for (a) any Term B Loan will be deemed to be 1.25% per annum if the

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Eurocurrency Rate for such Interest Period determined pursuant to this definition would otherwise be less than 1.25% per annum and (b) any Term C Loan will be deemed to be 1.00% per annum if the Eurocurrency Rate for such Interest Period determined pursuant to this definition would otherwise be less than 1.00% per annum.

“Eurocurrency Rate Loan” means a Loan, whether denominated in Dollars or in an Alternative Currency, that bears interest at a rate based on the applicable Eurocurrency Rate.

“Event of Default” has the meaning specified in Section 9.01.

“Excess Cash Flow” means, for any period, an amount equal to the excess of:

(a) the sum, without duplication, of:

(i) Consolidated Net Income of Holdings for such period,

(ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income,

(iii) decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions or Dispositions by the Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting),

(iv) an amount equal to the aggregate net non-cash loss on Dispositions by Holdings, the Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income, and

(v) cash receipts in respect of Swap Contracts during such fiscal year to the extent not otherwise included in Consolidated Net Income, over

(b) the sum, without duplication, of:

(i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income and cash charges included in clauses (a) through (k) of the definition of Consolidated Net Income,

(ii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Capital Expenditures or acquisitions of intellectual property accrued or made in cash during such period, except to the extent that such Capital Expenditures or acquisitions were financed with the proceeds of Indebtedness of Holdings, the Borrower or the Restricted Subsidiaries,

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(iii) the aggregate amount of all principal payments of Indebtedness of Holdings, the Borrower and the Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Leases and (B) the amount of any mandatory prepayment of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a Disposition that resulted in an increase to such Consolidated Net Income and not in excess of the amount of such increase but excluding (X) all other prepayments of Term Loans, (Y) all prepayments of Revolving Credit Loans and Swing Line Loans and (Z) all prepayments in respect of any other revolving credit facility, except, in the case of clauses (Y) and (Z), to the extent there is an equivalent permanent reduction in commitments thereunder) made during such period, except to the extent financed with the proceeds of other Indebtedness of Holdings, the Borrower or the Restricted Subsidiaries,

(iv) an amount equal to the aggregate net non-cash gain on Dispositions by Holdings, the Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income,

(v) increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions or Dispositions by Holdings, the Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting),

(vi) cash payments by Holdings, the Borrower and the Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and the Restricted Subsidiaries other than Indebtedness,

(vii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Investments and acquisitions made during such period to the extent that such Investments and acquisitions were financed with internally generated cash flow of the Borrower and the Restricted Subsidiaries;

(viii) the amount of Restricted Payments paid during such period pursuant to Sections 7.06(f), 7.06(g), 7.06(h), 7.06(i), 7.06(j) (to the extent any such Restricted Payment was permitted to be made in reliance on clause (f), (g), (h), (i), (k), or (l) of Section 7.06 at the time of declaration thereof), 7.07(k) and 7.06(l) to the extent such Restricted Payments were financed with internally generated cash flow of the Borrower and the Restricted Subsidiaries;

(ix) the aggregate amount of expenditures actually made by Holdings, the Borrower and the Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period or are not deducted in calculating Consolidated Net Income,

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(x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by Holdings, the Borrower and the Restricted Subsidiaries during such period that are made in connection with any prepayment of Indebtedness,

(xi) without duplication of amounts deducted from Excess Cash Flow in prior periods, (A) the aggregate consideration required to be paid in cash by Holdings, the Borrower or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period or (B) any planned cash capital expenditures by Holdings, the Borrower or any of the Restricted Subsidiaries (the “Planned Expenditures”), in each case relating to Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that, to the extent the aggregate amount of internally generated cash flow actually utilized to finance such Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration and the Planned Expenditures, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,

(xii) the amount of cash taxes (including penalties and interest) paid or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period, and

(xiii) cash expenditures in respect of Swap Contracts during such fiscal year to the extent not deducted in arriving at such Consolidated Net Income.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Rate” means on any day with respect to any Alternative Currency, the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such Alternative Currency with Dollars through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

“Excluded Subsidiary” means (a) any Subsidiary that is not a wholly owned Subsidiary, (b) any Securitization Subsidiary, (c) each Subsidiary listed on Schedule 1.01C hereto, (d) any Subsidiary that is prohibited by contractual requirements existing on the date of

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the acquisition of such Subsidiary (other than contractual requirement entered into by such Subsidiary in contemplation of such acquisition) or applicable Law from guaranteeing the Obligations, (e) any Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary, (f) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition financed with secured Indebtedness incurred pursuant to Section 7.03(g) and each Restricted Subsidiary thereof that guarantees such Indebtedness; provided that each such Restricted Subsidiary shall cease to be an Excluded Subsidiary under this clause (f) if such secured Indebtedness is repaid or becomes unsecured or if such Restricted Subsidiary ceases to guarantee such secured Indebtedness, as applicable, (g) any other Subsidiary with respect to which, (x) in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Borrower), the burden or cost or other consequences (including any adverse tax consequences) of providing a Guarantee shall be outweigh the benefits to be obtained by the Lenders therefrom or (y) providing such a Guarantee would result in material adverse tax consequences as reasonably determined by the Borrower and (h) each Unrestricted Subsidiary, (i) not-for-profit subsidiaries, (j) any Captive Insurance Subsidiary, (k) each Immaterial Subsidiary; provided that the Borrower may at any time and in its sole discretion, upon notice to the Administrative Agent, deem that any Restricted Subsidiary shall not be an Excluded Subsidiary for purposes of this Agreement and the other Loan Documents.

“Existing 2016 Notes” means Holdings’ $400,000,000 6.350% Senior Notes due 2016, issued pursuant to the Existing 2016 Notes Indenture.

“Existing 2016 Notes Indenture” means that certain indenture dated as of August 3, 2001, with SunTrust Bank, as trustee, as modified by the first supplemental indenture dated August 7, 2001, and the second supplemental indenture dated March 13, 2006, with SunTrust Bank, as trustee, and as the same may be amended, supplemented or otherwise modified, renewed, refunded, replaced or refinanced, in whole or in part, from time to time in accordance herewith.

“Existing Intercreditor Agreement” means the First-Lien Intercreditor Agreement, dated as of May 9, 2012, among the Borrower, Holdings, the other Loan Parties, the Administrative Agent, and Wells Fargo Bank, National Association, as the Senior Representative of the secured parties under the Existing Senior Secured Notes Indenture, and as the same may be amended, supplemented or otherwise modified, in whole or in part, from time to time in accordance herewith.

“Existing Letters of Credit” has the meaning specified in Section 2.03(m).

“Existing Loans” means the Existing Revolving Credit Commitments (and the Existing Revolving Credit Loans made pursuant thereto) and the Existing Term Loans.

“Existing Notes” means, collectively, the Existing Senior Secured Notes and the Existing 2016 Notes.

“Existing Revolving Credit Commitments” has the meaning specified in Section 2.16(b).

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“Existing Revolving Credit Loans” has the meaning specified in Section 2.16(b).

“Existing Senior Secured Notes” means the Borrower’s $800,000,000 8.500% Senior Secured Notes due 2019, issued pursuant to the Existing Senior Secured Notes Indenture.

“Existing Senior Secured Notes Indenture” means that certain Indenture dated as of May 9, 2012, with Wells Fargo Bank, National Association, as trustee, as modified by the first supplemental indenture dated as of December 31, 2012, with Wells Fargo Bank, National Association, as trustee, and as the same may be amended, supplemented or otherwise modified, renewed, refunded, replaced or refinanced, in whole or in part, from time to time in accordance herewith.

“Existing Term Loans” has the meaning specified in Section 2.16(a).

“Extended Loans” means the Extended Revolving Credit Commitments, the Extended Revolving Credit Loans made pursuant thereto, or the Extended Term Loans, as the context may require.

“Extended Revolving Credit Commitments” has the meaning specified in Section 2.16(b).

“Extended Revolving Credit Loans” has the meaning specified in Section 2.16(b).

“Extended Term Loans” has the meaning specified in Section 2.16(a).

“Extending Lender” has the meaning specified in Section 2.16(c).

“Extension Amendment” has the meaning specified in Section 2.16(d).

“Extension Date” has the meaning specified in Section 2.16(e).

“Extension Election” has the meaning specified in Section 2.16(c).

“Extension Request” means a Term Extension Request or a Revolving Credit Extension Request, as the context may require.

“FATCA” means sections 1471 through 1474 of the Code as in effect on the Closing Date (including any amended or successor version to the extent substantively comparable thereto and not materially more onerous to comply with) and any implementing regulations, IRS notices, inter-governmental agreements or other applicable guidance that may be issued with respect to such Code sections

“Facility” means the Term B Loans, the Term C Loans, the Revolving Credit Facility, each Class of Revolving Credit Commitments (or applicable Loans) or another Class of Commitments or Loans, as the context may require.

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“Fair Market Value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined by the Borrower in good faith.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended from time to time.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

“Financial Indebtedness” means Indebtedness for borrowed money, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments.

“Financial Performance Covenant” means the covenant set forth in Article VIII.

“Foreign Casualty Event” has the meaning specified in Section 2.05(b)(vii).

“Foreign Disposition” has the meaning specified in Section 2.05(b)(vii).

“Foreign Lender” has the meaning specified in Section 3.01(b).

“Foreign Plan” means any material employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, Holdings or any Subsidiary of Holdings with respect to employees employed outside the United States.

“Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Borrower that is not a Domestic Subsidiary.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“Funded Debt” means all Indebtedness of Holdings, the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans.

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“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof (including through the adoption of International Financial Reporting Standards) on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through the adoption of International Financial Reporting Standards), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning specified in Section 11.07(h).

“Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness or other monetary obligation to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or

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determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Obligation” has the meaning specified in the Guaranty.

“Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement”.

“Guaranty” means the guaranty made by Holdings and the other Guarantors in favor of the Administrative Agent on behalf of the Secured Parties pursuant to clause (b) of the definition of “Collateral and Guarantee Requirement,” substantially in the form of Exhibit F and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.11.

“Hazardous Materials” means all explosive or radioactive substances or wastes, all hazardous or toxic substances, and all wastes or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and infectious or medical wastes regulated pursuant to any Environmental Law.

“Headquarters” means the properties (including buildings and real property) located in Southland, Texas and comprising Holdings’ corporate headquarters.

“Headquarters Financing” means the financing transactions involving the Headquarters contemplated by the Loan Agreement, dated as of March 29, 2007, by and between Headquarters SPV and JPMorgan Chase Bank, N.A.

“Headquarters SPV” means Sabre Headquarters, LLC, a Delaware limited liability company that is a single-purpose, bankruptcy remote wholly owned Subsidiary of the Borrower formed in connection with the Headquarters Financing.

“Hedge Bank” means any Person that is a Lender or an Affiliate of a Lender at the time it enters into a Secured Hedge Agreement, in its capacity as a party thereto, whether or not such Person subsequently ceases to be a Lender or an Affiliate of a Lender.

“Holdings” has the meaning specified in the introductory paragraph to this Agreement.

“Immaterial Subsidiary” means any Subsidiary other than a Material Subsidiary.

“Incremental Revolving Credit Commitments” has the meaning specified in Section 2.14(a)(i).

“Incremental Revolving Credit Facilities” has the meaning specified in Section 2.14(a)(i).

“Incremental Revolving Credit Facility Amendment” has the meaning specified in Section 2.14(b)(ii).

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“Incremental Revolving Credit Facility Closing Date” has the meaning specified in Section 2.14(b)(ii).

“Incremental Revolving Credit Loans” has the meaning specified in Section 2.14(a)(i).

“Incremental Term Facilities” has the meaning specified in Section 2.14(a)(ii).

“Incremental Term Facility Amendment” has the meaning specified in Section 2.14(b)(iii).

“Incremental Term Facility Closing Date” has the meaning specified in Section 2.14(b)(iii).

“Incremental Term Loans” has the meaning specified in Section 2.14(a)(ii).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial letters of credit), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property (other than (i) trade accounts and accrued expenses payable in the ordinary course of business, (ii) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid after becoming due and payable and (iii) accruals for payroll and other liabilities accrued in the ordinary course of business);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all Attributable Indebtedness;

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(g) all obligations of such Person in respect of Disqualified Equity Interests; and

(h) all Guarantees of such Person in respect of any of the foregoing (other than by endorsement of negotiable instruments for collection in the ordinary course of business);

if and to the extent that any of the foregoing Indebtedness (other than letters of credit and obligations under Swap Contracts) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; provided that Indebtedness of any parent of Holdings appearing upon the balance sheet of the Holdings solely by reason of push-down accounting under GAAP shall be excluded. For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Indebtedness and (B) in the case of Holdings and its Subsidiaries, exclude (x) all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary of business and (y) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the seller. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Liabilities” has the meaning specified in Section 11.05.

“Indemnitees” has the meaning specified in Section 11.05.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrower and its Affiliates.

“Information” has the meaning specified in Section 11.08.

“Initial Public Company Costs” means, as to any Person, costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and costs relating to compliance with the provisions of the Securities Act and the Exchange Act, as applicable to companies with equity securities held by the public, the rules of national securities exchange companies with listed equity, directors’ compensation, fees and expense reimbursement, costs relating to investor relations, shareholder meetings and reports to shareholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees, in each case to the extent arising solely by virtue of the initial listing of such Person’s equity securities on a national securities exchange; provided that any such costs arising from the costs

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described above in respect of the ongoing operation of such Person as a listed equity or its listed debt securities following the initial listing of such Person’s equity securities or debt securities, respectively, on a national securities exchange shall not constitute Initial Public Company Costs.

“Intellectual Property Security Agreements” has the meaning specified in the Security Agreement.

“Intercompany Note” means an intercompany note substantially in the form attached hereto as Exhibit I.

“Intercreditor Agreement” means, as applicable, (a) the Existing Intercreditor Agreement, (b) the intercreditor agreement among the Borrower, the other Loan Parties, the Administrative Agent and one or more Senior Representatives representing holders of each series of Permitted First Lien Debt, as applicable, in form and substance reasonably satisfactory to the Administrative Agent and the Loan Parties and consistent with those terms provided in the First Lien Intercreditor Term Sheet attached hereto as Exhibit K, as such intercreditor agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof and/or (c) an intercreditor agreement among the Borrower, the other Loan Parties, the Administrative Agent and one or more Senior Representatives representing holders of each series of Permitted Junior Priority Debt, any Indebtedness secured by Liens pursuant to Section 7.01(ee) or any Indebtedness secured by Liens pursuant to Section 7.01(ii), as applicable, in form and substance reasonably satisfactory to the Administrative Agent and the Loan Parties and consistent with those terms provided in the Junior Lien Intercreditor Term Sheet attached hereto as Exhibit L, as such intercreditor agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the relevant Test Period to (b) Consolidated Interest Expense for such Test Period.

“Interest Payment Date” means, (a) as to any Loan of any Class other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the applicable Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan of any Class (including a Swing Line Loan), the last Business Day of each March, June, September and December and the applicable Maturity Date of the Facility under which such Loan was made (commencing with the last Business Day of March 2013).

“Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, or to the extent agreed to by each Lender of such Eurocurrency Rate Loan, nine or twelve months or less than one month thereafter, in each case, as selected by the Borrower in its Committed Loan Notice; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

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(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the applicable Maturity Date for the Class of Loans of which such Eurocurrency Rate Loan is a part.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of Holdings and its Subsidiaries, (x) intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and (y) accounts receivable, credit and debit card receivables, trade credit, advances to customers and distributors, commission, travel and similar advances to employees, directors, officers, managers, distributors and consultants, in each case made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person.

The amount, as of any date of determination, of (a) any Investment in the form of a loan or an advance shall be the principal amount thereof outstanding on such date, minus any cash payments actually received by such investor representing interest in respect of such Investment (to the extent any such payment to be deducted does not exceed the remaining principal amount of such Investment), but without any adjustment for write-downs or write-offs (including as a result of forgiveness of any portion thereof) with respect to such loan or advance after the date thereof, (b) any Investment in the form of a Guarantee shall be equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof, as determined in good faith by a Responsible Officer, (c) any Investment in the form of a transfer of Equity Interests or other non-cash property by the investor to the investee, including any such transfer in the form of a capital contribution, shall be the fair market value (as determined in good faith by a Responsible Officer) of such Equity Interests or other property as of the time of the transfer, minus any payments actually received by such investor representing a return of capital of, or dividends or other distributions in respect of, such Investment (to the extent such payments do not exceed, in the aggregate, the original amount of such Investment), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment, and (d) any Investment (other than any Investment referred to in clause (a), (b) or (c)

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above) by the specified Person in the form of a purchase or other acquisition for value of any Equity Interests, evidences of Indebtedness or other securities of any other Person shall be the original cost of such Investment (including any Indebtedness assumed in connection therewith), plus (i) the cost of all additions thereto and minus (ii) the amount of any portion of such Investment that has been repaid to the investor in cash as a repayment of principal or a return of capital, and of any cash payments actually received by such investor representing interest, dividends or other distributions in respect of such Investment (to the extent the amounts referred to in clause (ii) do not, in the aggregate, exceed the original cost of such Investment plus the costs of additions thereto), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment.

For purposes of Section 7.02, if an Investment involves the acquisition of more than one Person, the amount of such Investment shall be allocated among the acquired Persons in accordance with GAAP; provided that pending the final determination of the amounts to be so allocated in accordance with GAAP, such allocation shall be as reasonably determined by a Responsible Officer. In addition, “Investments” shall also include Guarantees for the benefit of Business Successors, and, for the purposes of covenant compliance, the amount of any such Investment in respect of any such Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other nationally recognized statistical rating agency selected by the Borrower.

“IP Rights” has the meaning specified in Section 5.14.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Joint Bookrunners” means Bank of America, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P., Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Natixis, New York Branch, and Mizuho Corporate Bank, Ltd., each in its capacity as a joint bookrunner under this Agreement.

“Joint Lead Arrangers” means Bank of America, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P., Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Natixis, New York Branch, and Mizuho Corporate Bank, Ltd., each in its capacity as a joint lead arranger under this Agreement.

“Judgment Currency” has the meaning specified in Section 11.19.

“Junior Financing” has the meaning specified in Section 7.11(a).

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“Junior Financing Documentation” means any documentation governing any Junior Financing.

“Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Other Term Loan, any Other Term Commitment, any Other Revolving Credit Loan or any Other Revolving Credit Commitment, in each case as extended in accordance with this Agreement from time to time.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit that has not been reimbursed on the applicable Required Reimbursement Date or refinanced as a Revolving Credit Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“L/C Issuer” means (i) Bank of America, (ii) Deutsche Bank (solely in its capacity as issuer of the Existing Letters of Credit) and (iii) any other Lender that becomes an L/C Issuer in accordance with Section 2.03(k) or 11.07(j), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context may require, includes an L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender”.

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“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means (i) any letter of credit issued hereunder and (ii) any letter of credit deemed to be a letter of credit hereunder pursuant to Section 2.03(m). A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer.

“Letter of Credit Expiration Date” means (i) in the case of standby Letters of Credit, the day that is five (5) Business Days prior to the latest scheduled Maturity Date then in effect for any Revolving Credit Commitments (or, if such day is not a Business Day, the next preceding Business Day), and (ii) in the case of commercial Letters of Credit, the day that is thirty (30) Business Days prior to the latest scheduled Maturity Date then in effect for any Revolving Credit Commitments (or, if such day is not a Business Day, the next preceding Business Day).

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing); provided that in no event shall an operating lease be deemed a Lien.

“Loan” means the loans made by the Lenders to the Borrower pursuant to this Agreement.

“Loan Documents” means, collectively, (i) this Agreement, (ii) the Amendment and Restatement Agreement, (iii) the Notes, (iv) the Guaranty, (v) the Collateral Documents, (vi) each Letter of Credit Application and (vii) on and after the execution and delivery thereof, each Intercreditor Agreement, and any amendments to, and/or amendments and restatements of, any of the foregoing.

“Loan Parties” means, collectively, (i) the Borrower, (ii) Holdings and (iii) each other Person that is required to become a Guarantor under the Collateral and Guarantee Requirement.

“Majority Lenders” of any Class, means those non-Defaulting Lenders that would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Classes under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

“Management Stockholders” means the members of management of Holdings or any of its Subsidiaries who are investors in Holdings or any direct or indirect parent thereof.

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“Mandatory Cost” means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01D.

“Master Agreement” has the meaning specified in the definition of “Swap Contract.”

“Material Adverse Effect” means a circumstance or condition affecting the business, operations, assets, liabilities (actual or contingent) or financial condition of Holdings and its Subsidiaries, taken as a whole, that would materially adversely affect (a) the ability of the Loan Parties (taken as a whole) to perform their respective obligations under any Loan Document to which any of the Loan Parties is a party or (b) the rights and remedies of the Lenders or the Agents under any Loan Document.

“Material Domestic Subsidiary” means, at any date of determination, each of the Borrower’s Domestic Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 2.5% of the Total Assets of Holdings, the Borrower and the Restricted Subsidiaries at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.5% of the consolidated gross revenues of Holdings, the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.

“Material Foreign Subsidiary” means, at any date of determination, each of the Borrower’s Foreign Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 2.5% of the Total Assets of Holdings, the Borrower and the Restricted Subsidiaries at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.5% of the consolidated gross revenues of Holdings, the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.

“Material Real Property” means any fee-owned parcel of real property (including fixtures) located in the United States owned by any Loan Party with a Fair Market Value in excess of $20,000,000 (on the Closing Date or at time of acquisition or designation in the case of an Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary and becomes a Loan Party); provided that, notwithstanding the foregoing, the Headquarters will not constitute a Material Real Property for so long as any Existing 2016 Notes or the Headquarters Financing (or any Permitted Refinancing in respect thereof) remains outstanding.

“Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Subsidiary.

“Material Travel Event Disruption” means, in any given calendar month, a decrease of 10% or more in the number of “domestic revenue passenger enplanements” (determined by reference to the monthly “Air Traffic Statistics” published by the Bureau of Transportation Statistics) occurs as a result of or in connection with a Travel Event as compared to the number of “domestic revenue passenger enplanements” (determined by reference to the monthly “Air Traffic Statistics” published by the Bureau of Transportation Statistics) occurring in the corresponding month during the prior year or, if a Material Travel Event Disruption existed during such month, the most recent corresponding month in which no Material Travel Event Disruption occurred/existed.

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“Maturity Date” means the Term Maturity Date or the Revolving Credit Maturity Date, as the context may require.

“Maximum Rate” has the meaning specified in Section 11.10.

“Minority Investment” means any Person other than a Subsidiary in which the Borrower or any Restricted Subsidiary owns any Equity Interests.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgages” means collectively, the deeds of trust, trust deeds, hypothecations and mortgages made by the Loan Parties in favor or for the benefit of the Administrative agent on behalf of the Lenders in form and substance reasonably satisfactory to the Administrative Agent, and any other mortgages executed and delivered pursuant to Section 6.11 and 6.12.

“Mortgage Policies” has the meaning specified in Section 6.12(b)(ii).

“Mortgaged Properties” has the meaning specified in paragraph (f) of the definition of Collateral and Guarantee Requirement.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Holdings, the Borrower or any of their respective ERISA Affiliates makes or is obligated to make contributions, or during the period since December 31, 2001, has made or been obligated to make contributions.

“Net Cash Proceeds” means:

(a) with respect to the Disposition of any asset by Holdings, the Borrower or any of its Restricted Subsidiaries or any Casualty Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash and Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of Holdings, the Borrower or any of the Restricted Subsidiaries) over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and that is required to be repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), (B) the out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by Holdings, the Borrower or such Restricted Subsidiary in connection with such Disposition or Casualty Event, (C) taxes or distributions made pursuant to Section 7.06(g)(i) paid or estimated to be payable in connection therewith (including withholding taxes imposed on the repatriation of any such Net Cash Proceeds), (D) in the case of any Disposition or Casualty Event by a non-wholly owned Restricted Subsidiary, the pro rata portion of the Net Cash Proceeds

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thereof (calculated without regard to this clause (D)) attributable to minority interests and not available for distribution to or for the account of the Borrower or a wholly owned Restricted Subsidiary as a result thereof, and (E) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by Holdings, the Borrower or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include (i) any cash or Cash Equivalents received upon the Disposition of any non-cash consideration received by the Borrower or any Restricted Subsidiary in any such Disposition and (ii) the amount of any reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in this clause (E) above; provided that (x) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Cash Proceeds unless such net cash proceeds shall exceed $10,000,000, (y) no such net cash proceeds shall constitute Net Cash Proceeds under this clause (a) in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed $25,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Cash Proceeds under this clause (a)) and (z) net cash proceeds from Dispositions permitted pursuant to Section 7.05(j) shall not constitute Net Cash Proceeds; and

(b) with respect to the incurrence or issuance of any Indebtedness by the Borrower or any Restricted Subsidiary or any Permitted Equity Issuance by the Borrower or any direct or indirect parent of the Borrower, the excess, if any, of (i) the sum of the cash received in connection with such incurrence or issuance over (ii) (x) withholding taxes imposed on the repatriation of any cash received by a Foreign Subsidiary in connection with such incurrence or issuance and (y) the investment banking fees, underwriting discounts, commissions, costs and other out-of-pocket expenses and other customary expenses, incurred by the Borrower or such Restricted Subsidiary in connection with such incurrence or issuance and (ii) with respect to any Permitted Equity Issuance by any direct or indirect parent of the Borrower, the amount of cash from such Permitted Equity Issuance contributed to the capital of the Borrower.

“Non-Cash Charges” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Non-Consenting Lender” has the meaning specified in Section 3.07(d).

“Non-Defaulting Lender” means a Lender that is not a Defaulting Lender.

“Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Non-Loan Party” means any Subsidiary of the Borrower that is not a Loan Party.

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“Non-Loan Party Total Assets” means the total assets of the Foreign Subsidiaries and other Restricted Subsidiaries that are non Loan Parties, as determined in accordance with GAAP in good faith by a Responsible Officer, without intercompany eliminations.

“Note” means a Term B Note, a Term C Note or a Revolving Credit Note, as the context may require.

“Not Otherwise Applied” means, with reference to any amount of Net Cash Proceeds of any transaction or event that is proposed to be applied to a particular use or transaction, that such amount (a) was not required to be applied to prepay the Loans pursuant to Section 2.05(b), and (b) has not previously been (and is not simultaneously being) applied to anything other than that such particular use or transaction.

“Notice of Intent to Cure” has the meaning specified in Section 6.02(a).

“Obligations” means all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (y) obligations of any Loan Party arising under any Secured Hedge Agreement, and (z) Cash Management Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligations of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party in accordance with the terms of any Loan Document.

“OFAC Regulations” means the Trading with the Enemy Act, as amended from time to time, and each of the foreign assets control regulations of the United Stated Treasury Department (31 CFR Subtitle B, Chapter V, as amended from time to time) and any other enabling legislation or executive order relating thereto.

“OID” means original issue discount.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation

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or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Closing Date” means March 30, 2007.

“Original Credit Agreement” means the Credit Agreement dated as of March 30, 2007, as amended and restated as of February 28, 2012 and as further amended as of May 9, 2012, June 11, 2012 and August 15, 2012, among the Borrower, Holdings, the lenders form time to time party thereto and Deutsche Bank, as administrative agent, swingline lender and L/C issuer.

“Original Transaction” means, collectively, (a) the equity contribution to Sovereign Holdings, Inc., or one or more direct or indirect holding company parents thereof, and to Sovereign Merger Sub, Inc., in connection with the merger of Sovereign Merger Sub, Inc., with and into Holdings, (b) the merger of Sovereign Merger Sub, Inc., with and into Holdings, (c) the funding of loans on the Original Closing Date, (d) the payment of a dividend to Holdings and the repayment of an intercompany loan from Holdings to the Borrower with the proceeds of the loans funded on the Original Closing Date, (e) the consummation of any other transactions in connection with the foregoing and (f) the payment of the fees and expense incurred in connection with any of the foregoing.

“Other Revolving Credit Commitments” means one or more Classes of Revolving Credit Commitments hereunder or extended Revolving Credit Commitments that result from a Refinancing Amendment.

“Other Revolving Credit Loans” means the Revolving Credit Loans made pursuant to any Other Revolving Credit Commitment.

“Other Taxes” has the meaning specified in Section 3.01(h).

“Other Term Commitments” means one or more Classes of Term Commitments hereunder that result from a Refinancing Amendment.

“Other Term Loans” means one or more Classes of Term Loans that result from a Refinancing Amendment.

“Outstanding Amount” means (a) with respect to the Term Loans of any Class, Revolving Credit Loans of any Class and Swing Line Loans on any date, the Dollar Amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans of any Class, Revolving Credit Loans (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date.

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“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the Federal Funds Rate, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of the Administrative Agent in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Participant” has the meaning specified in Section 11.07(e).

“Participant Register” has the meaning specified in Section 11.07(e).

“Participating Member State” means each state so described in any EMU Legislation.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Holdings, the Borrower or any of their respective ERISA Affiliates or to which Holdings, the Borrower or any of their respective ERISA Affiliates contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time since December 31, 2001.

“Permitted Acquisition” has the meaning specified in Section 7.02(j).

“Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests of the Borrower or any direct or indirect parent of the Borrower, in each case to the extent permitted hereunder.

“Permitted First Lien Debt” shall mean (A) all Obligations and (B) (i) all Additional Notes incurred pursuant to Section 7.03(s) which are (and at the time of incurrence are) secured by all or any portion of the Collateral on a pari passu basis (but without giving regard to control of remedies) with the Obligations, (ii) all Credit Agreement Refinancing Indebtedness that is (and at the time of incurrence is) secured by all or any portion of the Collateral on a pari passu basis with the Obligations and (iii) all Permitted Refinancings of Indebtedness described in preceding clauses (i), and (ii) (and this clause (iii)) which are secured by all or any portion of the Collateral on a pari passu basis with the Obligations; provided that in the case of any Indebtedness described above in this clause (B), the same shall constitute Permitted First Lien Debt only if (1) such Indebtedness is (x) not secured by any property or assets of the Borrower or any Subsidiary other than the Collateral and (y) not guaranteed by any Subsidiaries other than the Guarantors, (2) the security agreements and guarantees relating to such Indebtedness have terms substantially the same as the terms of the Collateral Documents and the Guaranty are to the Secured Parties (with such differences as are reasonably satisfactory

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to the Administrative Agent) and (3) a Senior Representative acting on behalf of holders of such Indebtedness shall have become party to an applicable Intercreditor Agreement (as described in clause (a) of the definition thereof); provided further that if such Indebtedness is the initial Permitted First Lien Debt as described in clause (B) above incurred by the Borrower, then the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Senior Representative for such Indebtedness shall have executed and delivered an applicable Intercreditor Agreement. Permitted First Lien Debt will include any Registered Equivalent Notes issued in exchange therefor so long as subject to the Intercreditor Agreement referenced above.

“Permitted Holders” means each of (i) the Sponsor Group and (ii) the Management Stockholders.

“Permitted Junior Priority Debt” shall mean (i) all Additional Notes incurred pursuant to Section 7.03(s) which are (and at the time of incurrence are) secured by all or any portion of the Collateral on a junior and subordinated lien-priority basis with the Obligations, (ii) all Credit Agreement Refinancing Indebtedness that is (and at the time of incurrence is) secured by all or any portion of the Collateral on a junior and subordinated lien-priority basis with the Obligations, (iii) all Indebtedness incurred pursuant to Section 7.03(v) that is (and at the time of incurrence is) secured by all or any portion of the Collateral on a junior and subordinated lien-priority basis with the Obligations and (iv) all Permitted Refinancings of Indebtedness described in preceding clauses (i), (ii) and (iii) (and this clause (iv)) or of theretofore outstanding Permitted First Lien Debt pursuant to Sections 7.03(s) and/or 7.03(aa), in each case which are secured by all or any portion of the Collateral, in all cases on a junior and subordinated lien-priority basis with the Obligations; provided that in the case of any Indebtedness described above, same shall constitute Permitted Junior Priority Debt only if (1) such Indebtedness is (x) not secured by any property or assets of the Borrower or any Subsidiary other than the Collateral and (y) is not guaranteed by any Subsidiaries other than the Guarantors, (2) the security agreements and guarantees relating to such Indebtedness have terms not more favorable to the respective creditors than the terms of the Collateral Documents and the Guaranty are to the Secured Parties (with such differences as are reasonably satisfactory to the Administrative Agent) and (3) a Senior Representative acting on behalf of holders of such Indebtedness shall have become party to an applicable Intercreditor Agreement (as described in clause (b) of the definition thereof); provided further, that if such Indebtedness is the initial Permitted Junior Priority Debt as described above incurred by the Borrower, then the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Senior Representative for such Indebtedness shall have executed and delivered an applicable Intercreditor Agreement. Permitted Junior Priority Debt will include any Registered Equivalent Notes issued in exchange therefor so long as subject to the Intercreditor Agreement referenced above.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized and undrawn letters of credit thereunder, (b) other than

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with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(b), (e) and (y), such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended (except by virtue of amortization or prepayment of such Indebtedness prior to the time of incurrence of such Permitted Refinancing), (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), at the time thereof, no Event of Default shall have occurred and be continuing and (d) if such Indebtedness being modified, refinanced, refunded, renewed or extended is Indebtedness permitted pursuant to Section 7.03(b), Qualified Holding Company Debt or Junior Financing, (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed or extended and not Guaranteed by any Person other than any Person that has guaranteed the Indebtedness being modified, refinanced, refunded, renewed or extended.

“Permitted Subordinated Notes” means subordinated notes issued by the Borrower or a Guarantor, provided that (a) the terms of such notes provide for customary subordination of such notes to the Obligations and do not provide for any scheduled repayment, mandatory redemption, sinking fund obligation or other payment prior to the Latest Maturity Date then in effect, other than customary offers to purchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights upon an event of default and (b) the covenants, events of default, guarantees and other terms for such notes (provided that such notes shall have interest rates and redemption premiums determined by the Board of Directors of the Borrower to be market rates and premiums at the time of issuance of such notes), taken as a whole, are determined by the Board of Directors of the Borrower to be market terms on the date of issuance and in any event are not more restrictive on the Borrower and the Restricted Subsidiaries, or materially less favorable to the Lenders, than the terms of the Loan Documents and do not require the maintenance or achievement of any financial performance standards other than as a condition to taking specified actions, provided that a certificate of a

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Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees).

“Permitted Unsecured Debt” shall mean (i) all Additional Notes incurred pursuant to Section 7.03(s) which are (and of the time of incurrence are) unsecured, (ii) all Credit Agreement Refinancing Indebtedness incurred pursuant to Section 7.03(aa)(i) which is (and at the time of incurrence is) unsecured, (iii) all Indebtedness incurred pursuant to Section 7.03(v) that is (and of the time of incurrence is) unsecured, and (iv) all Permitted Refinancings of Indebtedness described in preceding clauses (i), (ii) and (iii) (and this clause (iv)) or of theretofore outstanding Permitted First Lien Debt, or Permitted Junior Priority Debt pursuant to Sections 7.03(s), 7.03(v) and/or 7.03(aa), in each case which are unsecured; provided that in the case of any Indebtedness described above, same may be guaranteed on an unsecured basis by all or any of the Guarantors.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established by Holdings, the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates.

“Planned Expenditures” has the meaning specified in the definition of “Excess Cash Flow”.

“Pledged Debt” has the meaning specified in the Security Agreement.

“Pledged Equity” has the meaning specified in the Security Agreement.

“Post-Transaction Period” means, with respect to any Specified Transaction, the period beginning on the date such Specified Transaction is consummated and ending on the last day of the sixth full consecutive fiscal quarter immediately following the date on which such Specified Transaction is consummated.

“Principal Domestic Property” has the meaning specified in the Existing 2016 Notes Indenture.

“Principal L/C Issuer” means any L/C Issuer that has issued Letters of Credit under either Revolving Credit Facility having an aggregate Outstanding Amount in excess of $10,000,000.

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“Pro Forma Adjustment” means, for any Test Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the Consolidated EBITDA of Holdings, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by the Borrower in good faith as a result of actions taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) prior to or during such Post-Transaction Period for the purposes of realizing reasonably identifiable and factually supportable cost savings, in each case in connection with the combination of the operations of such Acquired Entity or Business or Converted Restricted Subsidiary with the operations of the Borrower and the Restricted Subsidiaries; provided that (i) at the election of the Borrower, such Pro Forma Adjustment shall not be required to be determined for any Acquired Entity or Business or Converted Restricted Subsidiary to the extent the aggregate consideration paid in connection with such acquisition was less than $50,000,000 and (ii) so long as such actions are taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) prior to or during such Post-Transaction Period , as applicable, the cost savings or such additional costs related to such actions, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, it may be assumed that such cost savings will be realizable during the entirety of such Test Period, or such additional costs, as applicable, will be incurred during the entirety of such Test Period; provided further that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.

“Pro Forma Basis” and “Pro Forma Effect” mean, with respect to compliance with any test or covenant hereunder, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all Equity Interests in any Subsidiary of Holdings or any division, product line, or facility used for operations of Holdings or any of its Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included, (b) any retirement of Indebtedness, and (c) any Indebtedness incurred or assumed by the Borrower or any Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that the Interest on such Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, an Eurocurrency interbank offered rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such option rate chosen as the Borrower or Restricted Subsidiary may designate.

“Pro Rata Share” means, with respect to each Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the

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amount of the Commitments of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities at such time; provided that if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Projections” shall have the meaning specified in Section 6.01(c).

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified Holding Company Debt” shall mean unsecured Indebtedness of Holdings (or any direct or indirect parent thereof), (a) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the final maturity of the Term Loans (as in effect on the Closing Date) (other than customary offers to purchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default), (b) the covenants, events of default, guarantees and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Borrower and the Restricted Subsidiaries than those in the Credit Agreement; provided that a certificate of an Responsible Officer of the Borrower is delivered to the Administrative Agent at least five Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees), (c) that does not require any payments in cash of interest or other amounts in respect of the principal thereof prior to the earlier to occur of (i) the date that is five years from the date of the issuance or incurrence thereof and (ii) the date that is ninety one days after the final maturity of the Term Loans (as in effect on the Closing Date) (it being understood that this clause (c) shall not prohibit Indebtedness the terms of which permit the issuer thereof to elect, at its option, to make payments in cash of interest or other amounts in respect of the principal thereof prior to the date determined in accordance with clauses (i) and (ii) of this clause (c)) and (d) that is not Guaranteed by the Borrower or any Restricted Subsidiary.

“Qualified Securitization Financing” means any Securitization Financing of a Securitization Subsidiary that meets the following conditions: (a) the board of directors of the Borrower shall have determined in good faith that such Qualified Securitization Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and the Securitization Subsidiary, (b) all sales and/or contributions of Securitization Assets and related assets to the Securitization Subsidiary are made at fair market value (as determined in good faith by the Borrower) and (c) the financing terms, covenants, termination events and other provisions thereof, including any Standard Securitization Undertakings, shall be market terms (as determined in good faith by the

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Borrower). The grant of a security interest in any Securitization Assets of the Borrower or any of the Restricted Subsidiaries (other than a Securitization Subsidiary) to secure Indebtedness under this Agreement prior to engaging in any Securitization Financing shall not be deemed a Qualified Securitization Financing.

“Qualifying IPO” means the issuance by Holdings or any direct or indirect parent of Holdings of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

“Refinanced Debt” has the meaning specified in the definition of “Credit Agreement Refinancing Indebtedness”.

“Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower and Holdings, (b) the Administrative Agent and (c) each Additional Lender and Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.15.

“Register” has the meaning specified in Section 11.07(d).

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Rejection Notice” has the meaning specified in Section 2.05(b)(vi).

“Related Indemnified Person” means, with respect to an Indemnitee, (i) any controlling person or controlled affiliate of such Indemnitee, (ii) the respective directors, officers, or employees of such Indemnitee or any of its controlling persons or controlled affiliates and (iii) the respective agents of such Indemnitee or any of its controlling persons or controlled affiliates, in the case of this clause (iii), acting at the instructions of such Indemnitee, controlling person or such controlled affiliate; provided that each reference to a controlled affiliate or controlling person in this sentence pertains to a controlled affiliate or controlling person involved in the negotiation of this Agreement.

“Reportable Event” means with respect to any Plan any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, as to which, except for an event described in subsections .21, .24, and .26 of such regulations, the thirty (30) day notice period has been waived.

“Repricing Event” means any prepayment or refinancing of all or a portion of the Term B Loans or Term C Loans with the incurrence by any Loan Party of any long-term bank debt financing or that is marketed or syndicated to banks and other institutional investors incurred for the primary purpose of reducing the Effective Yield to less than the Effective Yield of the Term B Loans or Term C Loans, including without limitation, as may be effected through

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any amendment to this Agreement relating to the interest rate for, or Effective Yield of, the Term B Loans or the Term C Loans, but which, for the avoidance of doubt, does not include any prepayment or refinancing in connection with a Change of Control or any refinancing that involves an upsizing in connection with an acquisition. Any such determination by the Administrative Agent as contemplated by the preceding sentence shall be conclusive and binding on the Borrower and all Lenders holding such Incremental Term Loans, absent manifest error. The Administrative Agent shall not have any liability to any Person with respect to such determination.

“Repricing Premium” means, in connection with a Repricing Event, a premium (expressed as a percentage of the principal amount of the applicable Term Loans to be prepaid or subject to the applicable amendment, as the case may be) equal to the amount set forth below:

(a) 1.0% on or prior to (i) the date that is 180 days after the Closing Date, in the case of Term C Loans and (ii) the first anniversary of the Closing Date, in the case of the Term B Loans,; and

(b) 0% after such date described in clause (a)(i) or (a)(ii) above, as applicable.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans of a given Class or Revolving Credit Loans of a given Class, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate Dollar Amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments and (c) aggregate unused Revolving Credit Commitments; provided that the unused Term Commitment of, unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Reimbursement Date” has the meaning specified in Section 2.03(c)(i).

“Required Revolving Credit Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the Dollar Amount of (a) the Revolving Credit Commitments or (b) after the termination of Revolving Credit Commitments, the Revolving Credit Exposure; provided that the Revolving Credit Commitment and Revolving Credit Exposure of any Defaulting Lender shall be excluded for the purposes of making a determination of Required Revolving Credit Lenders.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer or Person performing similar functions of a Loan Party and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party. Any document delivered hereunder

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that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Borrower or any Restricted Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Borrower’s stockholders, partners or members (or the equivalent Persons thereof).

“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Retained Declined Proceeds” has the meaning specified in Section 2.05(b)(vi).

“Revolving Credit Borrowing” means a borrowing consisting of Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, (i) its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on Schedule 2.01A under the caption “Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, (ii) its Incremental Revolving Credit Commitment, (iii) its Other Revolving Credit Commitment and (iv) its Extended Revolving Credit Commitment, in each case, as the context may require. The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $352,000,000 on the Closing Date.

“Revolving Credit Commitment Increase” has the meaning specified in Section 2.14(a)(i).

“Revolving Credit Commitment Increase Lender” has the meaning specified in Section 2.14(c)(i).

“Revolving Credit Exposure” means, as to each Revolving Credit Lender, the sum of the outstanding principal amount of such Revolving Credit Lender’s Revolving Credit Loans and its Pro Rata Share of the L/C Obligations and Swing Line Obligations at such time.

“Revolving Credit Extension Request” has the meaning specified in Section 2.16(b).

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“Revolving Credit Facility” means, at any time, the aggregate Dollar Amount of the Revolving Credit Commitments at such time.

“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment and/or Revolving Credit Exposure at such time.

“Revolving Credit Loan” has the meaning specified in Section 2.01(b) and shall include Incremental Revolving Loans, Other Revolving Credit Loans, Existing Revolving Credit Loans and Extended Revolving Credit Loans.

“Revolving Credit Maturity Date” means (i) February 19, 2018 (or, with respect to any Revolving Credit Lender that has extended its Revolving Credit Commitment pursuant to Section 2.16, the extended maturity date, set forth in the Revolving Credit Extension Request delivered by the Borrower and such Revolving Credit Lender to the Administrative Agent pursuant to Section 2.16) and (ii) with respect to each Class of Revolving Credit Commitments (and related outstandings) (other than the Revolving Credit Commitments (and related outstandings) under clause (i) of the definition of “Revolving Credit Commitment”), the maturity date set forth in the relevant amendment documents, as the context may require.

“Revolving Credit Note” means a promissory note of the Borrower payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate Indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“Scheduled Dispositions” has the meaning specified in Section 7.05(j).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Hedge Agreement” means any Swap Contract permitted under Section 7.03(f) that is entered into by and between any Loan Party or any Restricted Subsidiary and any Hedge Bank.

“Secured Obligation” has the meaning specified in the Security Agreement.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 10.01(c).

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“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Securitization Assets” means the accounts receivable, royalty or other revenue streams and other rights to payment subject to a Qualified Securitization Financing and the proceeds thereof.

“Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Securitization Subsidiary in connection with any Qualified Securitization Financing.

“Securitization Financing” means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Securitization Subsidiary (in the case of a transfer by the Borrower or any of its Subsidiaries) or (b) any other Person (in the case of a transfer by a Securitization Subsidiary), or may grant a security interest in, any Securitization Assets of the Borrower or any of its Subsidiaries, and any assets related thereto, including all collateral securing such Securitization Assets, all contracts and all guarantees or other obligations in respect of such Securitization Assets, proceeds of such Securitization Assets and other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Securitization Assets.

“Securitization Repurchase Obligation” means any obligation of a seller of Securitization Assets in a Qualified Securitization Financing to repurchase Securitization Assets arising as a result of a breach of a Standard Securitization Undertaking, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.

“Securitization Subsidiary” means a wholly owned Subsidiary of the Borrower (or another Person formed for the purposes of engaging in a Qualified Securitization Financing in which the Borrower or any Subsidiary of the Borrower makes an Investment and to which the Borrower or any Subsidiary of the Borrower transfers Securitization Assets and related assets) that engages in no activities other than in connection with the financing of Securitization Assets of the Borrower or its Subsidiaries, all proceeds thereof and all rights (contingent and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the board of directors of the Borrower or such other Person (as provided below) as a Securitization Subsidiary and (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary, in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of Holdings, the Borrower or any other Subsidiary of the Borrower, other than

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another Securitization Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which none of Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary, has any material contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to Holdings, the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower and (c) to which none of Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary, has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the board of directors of the Borrower or such other Person shall be evidenced to the Administrative Agent by delivery to the Administrative Agent of a certified copy of the resolution of the board of directors of the Borrower or such other Person giving effect to such designation and a certificate executed by a Responsible Officer certifying that such designation complied with the foregoing conditions.

“Security Agreement” means, collectively, the Pledge and Security Agreement executed by the Loan Parties, substantially in the form of Exhibit G, together with each other security agreement supplement executed and delivered pursuant to Section 6.11.

“Security Agreement Supplement” has the meaning specified in the Security Agreement.

“Senior Representative” means, with respect to any series of Permitted First Lien Debt or Permitted Junior Priority Debt or any Permitted Refinancing thereof, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Senior Secured First-Lien Indebtedness” means any Indebtedness of Holdings, the Borrower and its Restricted Subsidiaries that is secured by a Lien on any asset of Holdings, the Borrower or any of its Restricted Subsidiaries (other than Liens permitted pursuant to Section 7.01 on assets not constituting Collateral) that is not expressly subordinated to the Liens granted under the Collateral Documents to the Administrative Agent for the benefit of the Lenders in all respects.

“Senior Secured First-Lien Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Senior Secured First-Lien Indebtedness as of such date to (b) Consolidated EBITDA for the most recently completed Test Period.

“Senior Secured Indebtedness” means any Indebtedness of Holdings, the Borrower and its Restricted Subsidiaries that is secured by a Lien on any asset of Holdings, the Borrower or any of its Restricted Subsidiaries (other than Liens permitted pursuant to Section 7.01 on assets not constituting Collateral).

“Senior Secured Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA for the most recently completed Test Period.

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“Sold Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the assets of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) the capital of such Person is not unreasonably small in relation to its business as contemplated on such date of determination and (e) such Person is “solvent” within the meaning given to that term and similar terms under Laws applicable to such Person relating to fraudulent transfers and conveyances, transactions at an undervalue, unfair preferences or equivalent concepts. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual and matured liability. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“SPC” has the meaning specified in Section 11.07(h).

“Specified Subsidiary” means, at any date of determination, each Material Subsidiary of the Borrower (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 5% of the Total Assets of Holdings, the Borrower and the Restricted Subsidiaries at such date or (b) whose gross revenues for such Test Period were equal to or greater than 5% of the consolidated gross revenues of Holdings, the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.

“Specified Transaction” means any Investment, Disposition, incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation, Incremental Term Loan, Revolving Credit Commitment Increase or any other event that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect”; provided that a Revolving Credit Commitment Increase, for purposes of this “Specified Transaction” definition, shall be deemed to be fully drawn.

“Sponsor Group” means Texas Pacific Group and Silver Lake Partners and their respective Affiliates and Persons managed by any of them or any of their respective Affiliates, but not including, however, any of their respective portfolio companies.

“Sponsor Management Agreement” means the management agreement between certain of the management companies associated with the Sponsor Group or their advisors and the Borrower.

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“Sponsor Termination Fees” means the one time payment under the Sponsor Management Agreement of a termination fee to one or more of the Sponsor Group and their Affiliates in the event of either a Change of Control or the completion of a Qualifying IPO.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower in a Securitization Financing.

“Sterling” and “£” means the lawful currency of the United Kingdom.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity (excluding, for the avoidance of doubt, charitable foundations) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings.

“Successor Borrower” has the meaning specified in Section 7.04(d).

“Supplemental Administrative Agent” has the meaning specified in Section 10.13 and “Supplemental Administrative Agents” shall have the corresponding meaning.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

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“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Facility” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04(a).

“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Obligations” means, at any date of determination, the aggregate principal amount of all Swing Line Loans outstanding.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $75,000,000 and (b) the aggregate Dollar Amount of the Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

“Syndication Agent” means Bank of America, as Syndication Agent under this Agreement.

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” has the meaning specified in Section 3.01(a).

“Term B Loan” has the meaning specified in Section 2.01(a).

“Term B Borrowing” means a borrowing consisting of Term B Loans of the same Type and currency and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B Lenders pursuant to Section 2.01(a)(i).

“Term B Commitment” means as to each Term B Lender, its obligation to make a Term B Loan to the Borrower pursuant to Section 2.01(a)(i) in an aggregate amount not to exceed such Term B Lender’s Initial Scheduled Term B Loan Commitment (as such term is defined in the Amendment and Restatement Agreement) or in the Assignment and Assumption pursuant to which such Term B Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Term B Commitments of all Term B Lenders shall be $1,775,000,000 on the Closing Date.

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“Term B Lender” means, at any time, any Lender that has a Term B Commitment or a Term B Loan at such time.

“Term B Maturity Date” means February 19, 2019 (or, with respect to any Term Lender that has extended the maturity date of its Term B Loans pursuant to Section 2.16, the extended maturity date set forth in the applicable Term Extension Request delivered by the Borrower and such Term B Lender to the Administrative Agent pursuant to Section 2.16).

“Term B Note” means a promissory note of the Borrower payable to any Term B Lender or its registered assigns, in substantially the form of Exhibit C-2 hereto, evidencing the aggregate Indebtedness of the Borrower to such Term B Lender resulting from the Term B Loans made by such Term B Lender.

“Term Borrowing” means a Term B Borrowing and a Term C Borrowing, as the context may require.

“Term C Loan” has the meaning specified in Section 2.01(a)(ii).

“Term C Maturity Date” means February 19, 2018 (or, with respect to any Term Lender that has extended the maturity date of its Term C Loans pursuant to Section 2.16, the extended maturity date set forth in the applicable Term Extension Request delivered by the Borrower and such Term C Lender to the Administrative Agent pursuant to Section 2.16).

“Term C Borrowing” means a borrowing consisting of Term C Loans of the same Type and currency and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term C Lenders pursuant to Section 2.01(a)(ii).

“Term C Commitment” means as to each Term C Lender, its obligation to make a Term C Loan to the Borrower pursuant to Section 2.01(a)(ii) in an aggregate amount not to exceed the amount set forth opposite such Term C Lender’s name on Schedule 2.01C under the caption “Term C Commitment” or in the Assignment and Assumption pursuant to which such Term C Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Term C Commitments of all Term C Lenders shall be $425,000,000 on the Closing Date.

“Term C Lender” means, at any time, any Lender that has a Term C Commitment or a Term C Loan at such time.

“Term C Note” means a promissory note of the Borrower payable to any Term C Lender or its registered assigns, in substantially the form of Exhibit C-3 hereto, evidencing the aggregate Indebtedness of the Borrower to such Term C Lender resulting from the Term C Loans made by such Term C Lender.

“Term Commitment” means (i) a Term B Commitment, (ii) a Term C Commitment, (iii) a Term Commitment Increase and (iv) an Other Term Commitment, in each case, as the context may require.

“Term Commitment Increase” has the meaning specified in Section 2.14(a)(ii).

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“Term Extension Request” has the meaning specified in Section 2.16(a).

“Term Lender” means, at any time, any Lender that has a Term Commitment or a Term Loan at such time.

“Term Loan” means a Term B Loan, a Term C Loan, an Incremental Term Loan, an Other Term Loan and an Extended Term Loan, as the context may require.

“Term Maturity Date” means the Term B Maturity Date, the Term C Maturity Date and the maturity date of any other Class of Term Loan as set forth in the applicable amendment documentation, as the context may require.

“Test Period” in effect at any time shall mean the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(a) or (b); provided that, prior to the first date that financial statements have been or are required to be delivered pursuant to Section 6.01(a) or (b), the Test Period in effect shall be the period of four consecutive fiscal quarters of the Borrower ended September 30, 2012. A Test Period may be designated by reference to the last day thereof (i.e., the “March 31, 2013 Test Period” refers to the period of four consecutive fiscal quarters of the Borrower ended March 31, 2013), and a Test Period shall be deemed to end on the last day thereof.

“Threshold Amount” means $65,000,000.

“Total Assets” means the total assets of Holdings, the Borrower and the Restricted Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of Holdings delivered pursuant to Section 6.01(a) or (b) or, for the period prior to the time any such statements are so delivered pursuant to Section 6.01(a) or (b), a Dollar Amount of $5,446,015,000.

“Total Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness as of such date to (b) Consolidated EBITDA for the most recently completed Test Period.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Transaction” means, collectively, (a) the funding of the Term Loans on the Closing Date, (b) the repayment on the Closing Date of all obligations due or outstanding under the Original Credit Agreement , (c) the consummation of any other transactions in connection with the foregoing and (d) the payment of the fees and expenses incurred in connection with any of the foregoing.

“Travel Event” means the occurrence of any (i) act of terrorism, (ii) war, combat or similar hostilities, (iii) epidemic or other public health threat, (iv) significant travel safety incident or (v) national or international calamity, crisis or emergency that, in any such case, singly or in the aggregate, directly or indirectly, adversely affects or disrupts the travel industry.

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“Type” means, with respect to a Loan denominated in Dollars, its character as a Base Rate Loan or a Eurocurrency Rate Loan.

“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).

“Unaudited Financial Statements” means the unaudited consolidated balance sheet of Holdings as of September 30, 2012, and the related unaudited consolidated statements of income, stockholders’ equity and cash flows for Holdings for the fiscal quarter ended September 30, 2012.

“Unfunded Current Liability” of any Pension Plan shall mean the amount, if any, by which the value of the Accumulated Benefit Obligation under the Pension Plan exceeds the fair market value of plan assets, as such terms are defined and determined in accordance with Financial Accounting Standards Board Statement No. 87.

“Uniform Commercial Code” means the Uniform Commercial Code or any successor provision thereof as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code or any successor provision thereof (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“Unrestricted Subsidiary” means (i) each Subsidiary of the Borrower listed on Schedule 1.01B, (ii) each Securitization Subsidiary, (iii) any Subsidiary of the Borrower designated by the board of directors of the Borrower as an Unrestricted Subsidiary pursuant to Section 6.13 subsequent to the date hereof and (iv) any Subsidiary of an Unrestricted Subsidiary.

“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time.

“U.S. Lender” has the meaning specified in Section 3.01(e).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.

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“wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person.

“Withdrawal Liability” means the liability of Holdings, the Borrower or an ERISA Affiliate as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(ii) References in this agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer (A) to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement or (B) to the extent such references are not present in this Agreement, to the Loan Document in which such reference appears.

(iii) The term “including” is by way of example and not limitation.

(iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(v) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(vi) The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(e) For purposes of determining compliance with any Section of Article VII, in the event that any Lien, Investment, Indebtedness, Disposition, Restricted Payment, Affiliate transaction, Contractual Obligation, or prepayment of Indebtedness meets the criteria of one or

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more of the categories of transactions permitted pursuant to any clause of such Sections, such transaction (or portion thereof) at any time, shall be permitted under one or more of such clauses as determined by the Borrower in its sole discretion at such time.

SECTION 1.03 Accounting Terms.

(a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

(b) Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test or covenant contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Interest Coverage Ratio, the Total Net Leverage Ratio, the Senior Secured Net Leverage Ratio and the Senior Secured First-Lien Net Leverage Ratio shall be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis.

(c) Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Accounting Standards Codification No. 825, “Financial Instruments,” or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of Holdings, the Borrower or any Subsidiary at “fair value” as defined therein.

(d) Notwithstanding any other provision contained herein, any lease that is treated as an operating lease for purposes of GAAP as of the Closing Date shall continue to be treated as an operating lease (and any future lease, if it were in effect on the Closing Date, that would be treated as an operating lease for purposes of GAAP as of the Closing Date shall be treated as an operating lease), in each case for purposes of this Agreement, notwithstanding any change in GAAP after the Closing Date.

SECTION 1.04 Rounding. Any financial ratios required to be maintained pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

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SECTION 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York time (daylight savings or standard, as applicable).

SECTION 1.07 Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day that is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day.

SECTION 1.08 Currency Equivalents Generally.

(a) Any amount specified in this Agreement (other than in Articles II, X and XI or as set forth in paragraph (b) of this Section) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount to be determined by the Administrative Agent or the relevant L/C Issuer, as applicable; provided that the determination of any Dollar Amount shall be made in accordance with Section 2.17. Notwithstanding the foregoing, for purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that, for the avoidance of doubt, the foregoing provisions of this Section 1.08 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections.

(b) For purposes of determining compliance under Sections 7.02, 7.05 and 7.06, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating net income in Holdings’ annual financial statements delivered pursuant to Section 6.01(a); provided, however, that the foregoing shall not be deemed to apply to the determination of any amount of Indebtedness.

SECTION 1.09 Letters of Credit. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of the stated amount of such Letter of Credit in effect at such time; provided however that with respect to any Letter of Credit that, by its terms or the terms of any other document, agreement or instrument entered into by any L/C Issuer and the Borrower or in favor of such L/C Issuer and relating to such Letter of Credit, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the amount of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

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ARTICLE II

The Commitments and Credit Extensions

SECTION 2.01 The Loans.

(a) The Term Borrowings.

(i) Subject to the terms and conditions set forth herein, each Term B Lender severally agrees to make to the Borrower a single loan denominated in Dollars in a Dollar Amount equal to such Term B Lender’s Term B Commitment on the Closing Date (each such term loan, an “Term B Loan” and, collectively, the “Term B Loans”).

(ii) Subject to the terms and conditions set forth herein, each Term C Lender severally agrees to make to the Borrower a single loan denominated in Dollars in a Dollar Amount equal to such Term C Lender’s Term C Commitment on the Closing Date (each such term loan, an “Term C Loan” and, collectively, the “Term C Loans”).

(iii) Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. The Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein each Revolving Credit Lender severally agrees to make loans denominated in Dollars or any Alternative Currency to the Borrower as elected by it pursuant to Section 2.02 (each such loan, a “Revolving Credit Loan”) from time to time, on any Business Day on and after the Closing Date until the Maturity Date , in an aggregate Dollar Amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitments; provided that after giving effect to any Revolving Credit Borrowing, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitments. Within the limits of each Lender’s Revolving Credit Commitments, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Subject to Section 2.02(c), Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein; provided that Revolving Credit Loans denominated in Alternative Currency must be Eurocurrency Rate Loans.

SECTION 2.02 Borrowings, Conversions and Continuations of Loans.

(a) Each Term Borrowing, each Revolving Credit Borrowing (other than Swing Line Borrowings with respect to which this Section 2.02 shall not apply) each conversion of Loans of a given Class from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 1:00 p.m. (New York time) (i) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans or any conversion of Base

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Rate Loans to Eurocurrency Rate Loans, in each case, denominated in Dollars, Sterling, Euros and Canadian Dollars, (ii) four (4) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans or any conversion of Base Rate Loans to Eurocurrency Rate Loans, in each case, denominated in Australian Dollars and Yen, and (iii) one (1) Business Day before the requested date of any Borrowing of Base Rate Loans; provided that such notice may be delivered not later than 9:00 a.m. (New York time) on the Closing Date in the case of the initial Credit Extensions. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal Dollar Amount of $2,500,000 or a whole multiple of the Dollar Amount of $500,000 in excess thereof in the case of Term Loans or Revolving Credit Loans. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify:

(i) the Class of the Borrowing requested and whether the Borrower is requesting the making of new Loans of the respective Class, a conversion of Loans (of a given Class) from one Type to the other, or a continuation of Eurocurrency Rate Loans,

(ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day),

(iii) the principal amount of Loans to be borrowed, converted or continued,

(iv) the currency in which the Loans to be borrowed are to be denominated,

(v) the Type of Loans to be borrowed or to which existing Loans are to be converted, and

(vi) if applicable, the duration of the Interest Period with respect thereto.

If, with respect to Loans denominated in Dollars, the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period (or fails to give a timely notice requesting a continuation of Eurocurrency Rate Loans denominated in an Alternative Currency), it will be deemed to have specified an Interest Period of one month. If no currency is specified, the requested Borrowing shall be in Dollars.

(b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base

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Rate Loans or continuation described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than 1:00 p.m. (London time) in the case of any Loan denominated in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Borrower, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the Borrower as provided above.

(c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. During the existence of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as Eurocurrency Rate Loans.

(d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate. The determination of the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e) After giving effect to all Borrowings, all conversions of Loans of a given Class from one Type to the other, and all continuations of Loans of a given Class as the same Type, there shall not be more than fifteen (15) Interest Periods in effect unless otherwise agreed between the Borrower and the Administrative Agent; provided that after the establishment of any new Class of Term Loans as permitted under this Agreement, the number of Interest Periods otherwise permitted by this Section 2.02(e) shall increase by three (3) for each applicable Class so established.

(f) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

(g) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the

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Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive in the absence of manifest error. If such Lender’s portion of such Borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such the date of such Borrowing, the Administrative Agent shall also be entitled to recover such amount with interest thereon accruing from the date on which the Administrative Agent made the funds available to the Borrower at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement, and the Borrower’s obligation to repay the Administrative Agent such corresponding amount pursuant to this Section 2.02(g) shall cease.

SECTION 2.03 Letters of Credit.

(a) The Letter of Credit Commitments.

(i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (1) (x) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, in the case of any L/C Issuer other than Deutsche Bank, to issue Letters of Credit denominated in Dollars or any Alternative Currency, Singapore Dollars, HK Dollars, Danish Kroner or Norwegian Kroner, or any other freely tradable foreign currency reasonably requested by the Borrower from time to time and in which an L/C Issuer may, in accordance with its policies and procedures in effect at such time, issue Letters of Credit, for the account of the Borrower (provided that any Letter of Credit may be for the benefit of any Subsidiary of the Borrower or any Business Successor (so long as the Borrower is the applicant or co-applicant therefor and subject to compliance with Section 7.02)) and (y) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date (except in the case of Existing Letters of Credit, from the Closing Date until the date that is forty-five (45) days after the Closing Date), to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b) (provided that no such amendment or renewal of an Existing Letter of Credit may increase the stated amount thereof), and (2) to honor drafts under the Letters of Credit and (B) the

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Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that L/C Issuers shall not be obligated to make L/C Credit Extensions with respect to Letters of Credit, and Lenders shall not be obligated to participate in Letters of Credit if as of the date of the applicable L/C Credit Extension, if (x) the Revolving Credit Exposure of any Lender would exceed such Lender’s Revolving Credit Commitment, (y) the Outstanding Amount of the L/C Obligations would exceed the Revolving Credit Commitments then in effect, or (z) the Letter of Credit giving rise to such L/C Credit Extension has a stated expiry date after any Maturity Date with respect to any Revolving Credit Commitments then in effect and the aggregate stated amount of all Letters of Credit having stated expiry dates after such Maturity Date would exceed the aggregate amount of the Revolving Credit Commitments which will remain in effect after such Maturity Date. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Letters of Credit shall be issued on “sight-basis” only which, for the avoidance of doubt, means that any Letter of Credit shall be honored for payment by the relevant L/C Issuer at the time the Letter of Credit is presented for payment and not at a later date or time.

(ii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder);

(B) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit (other than the Letters of Credit listed on Schedule 2.03(a)(ii)(B)) would occur more than twelve months after the date of issuance or last renewal, unless otherwise agreed by the L/C Issuer and the Administrative Agent;

(C) the expiry date of such requested Letter of Credit would occur after the applicable Letter of Credit Expiration Date, unless (x) all the Revolving Credit Lenders have approved such expiry date or (y) the Outstanding Amount of the L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized in an amount equal to at least 101% of the Outstanding Amount of such L/C Obligations;

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(D) the issuance of such Letter of Credit would violate any Laws binding upon such L/C Issuer and/or the issuance of such Letters of Credit would violate any policies of the L/C Issuer applicable to Letters of Credit generally; or

(E) any Revolving Credit Lender, as applicable, is a Defaulting Lender at such time, unless such L/C Issuer has entered into arrangements reasonably satisfactory to it and the Borrower to eliminate such L/C Issuer’s risk with respect to the participation in Letters of Credit by such Defaulting Lender, including by cash collateralizing such Defaulting Lender’s Pro Rata Share of the L/C Obligations.

(iii) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:00 p.m. at least three (3) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (g) the currency in which the requested Letter of Credit will be denominated; and (h) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.

(ii) Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the relevant L/C Issuer of confirmation from the Administrative

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Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (provided that any Letter of Credit may be for the benefit of any Subsidiary of the Borrower or any Business Successor (so long as the Borrower is the applicant or co-applicant therefor and subject to compliance with Section 7.02)) or enter into the applicable amendment, as the case may be. Immediately upon the issuance of (each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Pro Rata Share times the amount of such Letter of Credit.

(iii) If the Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the relevant L/C Issuer, the Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the applicable Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Non-Extension Notice Date from the Administrative Agent or any Revolving Credit Lender, as applicable, or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Borrower and the Administrative Agent thereof. No later than one Business Day following (x) the Business Day on which the Borrower shall have received notice of any payment by an L/C Issuer under a Letter of Credit or (y) if the Borrower shall have received such notice later than 10:00 a.m. on any Business Day, the immediately

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following Business Day (each such date, a “Required Reimbursement Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing in Dollars, together with interest on the amount so paid or disbursed by such L/C Issuer, to the extent not reimbursed on the date of such payment of disbursement. Notwithstanding the foregoing, if on the date of any drawing on any Letter of Credit, a Default exists with respect to the Borrower under Section 9.01(f) or (g), the Required Reimbursement Date in respect of such Letter of Credit shall be the Business Day following such drawing without the requirement that any notice be delivered to the Borrower. If the Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Required Reimbursement Date, the amount of the unreimbursed drawing (expressed in Dollars in the Dollar Amount thereof in the case of an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Eurocurrency Rate Loans (or Base Rate Loans in the case of a Letter of Credit denominated in Dollars), in each case to be disbursed on the Required Reimbursement Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Eurocurrency Rate Loans or Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments of the Appropriate Lenders and subject to the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Revolving Credit Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of any Unreimbursed Amount in respect of a Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan in the form of a Eurocurrency Rate Loan (or Base Rate Loan in the case of a Letter of Credit denominated in Dollars) to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the relevant L/C Issuer.

(iii) With respect to any Unreimbursed Amount in respect of a Letter of Credit that is not fully refinanced by a Revolving Credit Borrowing of Eurocurrency Rate Loans (or Base Rate Loans in the case of a Letter of Credit denominated in Dollars) because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the relevant L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to

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Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the relevant L/C Issuer.

(v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that, each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the relevant L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(vii) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

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(viii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

(d) Obligations Absolute. The Borrower’s obligation to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v) any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations any Loan Party in respect of such Letter of Credit; or

(vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party.

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provided that the foregoing shall not excuse any L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrower to the extent permitted by applicable Law) suffered by the Borrower that are caused by acts or omissions by such L/C Issuer constituting gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof on the part of such L/C Issuer.

(e) Role of L/C Issuers. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 2.03(d) or clauses (i) through (iii) of this Section 2.03(e); provided that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower that were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(f) Cash Collateral. If (i) any Event of Default occurs and is continuing and the Required Lenders or the Required Revolving Credit Lenders, as the case may be, require the Borrower to Cash Collateralize its L/C Obligations pursuant to Section 9.02(a) or (ii) an Event of Default set forth under Section 9.01(f) occurs and is continuing, then the Borrower shall Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Event of Default), and shall do so not later than 2:00 p.m. New York City time on (x) in the case of the immediately preceding clause (i), (1) the Business Day that the Borrower receives notice thereof, if such notice is received on such day prior to 12:00 Noon New York City time or (2) if clause (1) above does not apply, the

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Business Day immediately following the day that the Borrower receives such notice and (y) in the case of the immediately preceding clause (ii), the Business Day on which an Event of Default set forth under Section 9.01(f) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day. For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Revolving Credit Lenders, as collateral for the L/C Obligations, cash or deposit account balances in the respective currency or currencies in which the applicable L/C Obligations are denominated (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Revolving Credit Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Revolving Credit Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked accounts at the Administrative Agent and may be invested in readily available Cash Equivalents. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent (on behalf of the Secured Parties) or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts at the Administrative Agent as aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrower. To the extent any Event of Default giving rise to the requirement to Cash Collateralize any Letter of Credit pursuant to this Section 2.03(f) is cured or otherwise waived by the Required Lenders or the Required Revolving Credit Lenders, as the case may be, then so long as no other Event of Default has occurred and is then occurring and continuing, the amount of any Cash Collateral pledged to Cash Collateralize such Letter of Credit shall be refunded to the Borrower.

(g) Applicability of ISP and UCP. Unless otherwise expressly agreed by the relevant L/C Issuer and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit.

(h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent (i) for the account of each Revolving Credit Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate times the daily maximum amount then available to be drawn under such Letter of Credit (whether or not (1) such maximum amount is then in effect under such Letter of Credit, if such maximum amount increases periodically pursuant to the terms of such Letter of Credit or (2) the conditions to drawing under such Letter of Credit can then be satisfied) less the fronting fee paid with respect to such Letter of Credit under Section 2.03(i) below. Such letter of credit

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fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on any relevant Maturity Date (for any applicable Revolving Credit Commitments then expiring) or the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it equal to 0.125% per annum of the daily maximum amount then available to be drawn under such Letter of Credit (whether or not (1) such maximum amount is then in effect under such Letter of Credit, if such maximum amount increases periodically pursuant to the terms of such Letter of Credit or (2) the conditions to drawing under such Letter of Credit can then be satisfied); provided that in no event shall the annual amount of fronting fees payable with respect to any Letter of Credit be less than $500. Such fronting fees shall be computed on a quarterly basis in arrears. Such fronting fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable.

(j) Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in this Agreement, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(k) Addition of an L/C Issuer. A Revolving Credit Lender may become an additional L/C Issuer hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Revolving Credit Lender. The Administrative Agent shall notify the Revolving Credit Lenders under the applicable Facility of any additional L/C Issuer under such Facility.

(l) Multiple Classes of Revolving Credit Commitments. If the Maturity Date in respect of any Class of Revolving Credit Commitments occurs prior to the expiration of any Letter of Credit, then (i) if one or more other Classes of Revolving Credit Commitments in respect of which the Maturity Date shall not have occurred are then in effect, such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Credit Lenders to purchase participations therein and to make Revolving Credit Loans and payments in respect thereof pursuant to Section 2.03(c)) under (and ratably participated in by Lenders pursuant to) the Revolving Credit Commitments in respect of such non-terminating Revolving Credit Commitments up to an aggregate amount not to exceed the aggregate amount of the unutilized Revolving Credit Commitments thereunder at such time

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(it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i), the Borrower shall Cash Collateralize any such Letter of Credit in accordance with Section 2.03(f).

(m) Existing Letters of Credit. The Borrower has provided to the Administrative Agent and the L/C Issuers a list of letters of credit that were originally issued by Deutsche Bank pursuant to the Original Credit Agreement and which remain outstanding on the Closing Date (the “Existing Letters of Credit”) (and setting forth, with respect to each such letter of credit, (i) the name of the issuing lender, (ii) the letter of credit number, (iii) the name(s) of the account party or account parties, (iv) the stated amount, (v) the currency in which the letter of credit is denominated, (vi) the name of the beneficiary, (vii) the expiry date and (viii) whether such letter of credit constitutes a standby letter of credit or a commercial letter of credit). Each Existing Letter of Credit which remains outstanding on the Closing Date, including any extension or renewal thereof in accordance with Section 2.03(a)(i), shall constitute a Letter of Credit for all purposes of this Agreement and shall be deemed issued on the Closing Date for the account of the Borrower.

SECTION 2.04 Swing Line Loans.

(a) The Swing Line.

(i) Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans in Dollars (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day (other than the Closing Date) until the latest Maturity Date applicable to any Revolving Credit Facility as of the date the Swing Line Loan is drawn, in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided that, (i) after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment then in effect, and (ii) notwithstanding the foregoing, the Swing Line Lender shall not be obligated to make any Swing Line Loans at a time when a Revolving Credit Lender is a Defaulting Lender, unless the Swing Line Lender has entered into arrangements reasonably satisfactory to it and the Borrower to eliminate the Swing Line Lender’s risk with respect to the Defaulting Lender’s participation in such Swing Line Loans, including by Cash Collateralizing such Defaulting Lender’s Pro Rata Share of the outstanding amount of Swing Line Loans; provided, further that, the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Swing Line Loans shall only be denominated in Dollars. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and

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unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.

(ii) If the Maturity Date shall have occurred in respect of any Class of Revolving Credit Commitments at a time when another Class of Revolving Credit Commitments is in effect with a later Maturity Date, then on the earliest occurring Maturity Date all then outstanding Swing Line Loans shall be repaid in full on such date (and there shall be no adjustment to the participations in such Swing Line Loans as a result of the occurrence of such Maturity Date); provided, however, that if on the occurrence of such earliest Maturity Date (after giving effect to any repayments of Revolving Credit Loans and any reallocation of Letter of Credit participations as contemplated in Section 2.03(l)), there shall exist sufficient unutilized Revolving Credit Commitments so that the respective outstanding Swing Line Loans could be incurred pursuant the Revolving Credit Commitments that will remain in effect after the occurrence of such Maturity Date, then there shall be an automatic adjustment on such date of the participations in such Swing Line Loans and same shall be deemed to have been incurred solely pursuant to the relevant Revolving Credit Commitments that will remain in effect, and such Swing Line Loans shall not be so required to be repaid in full on such earliest Maturity Date.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 (and any amount in excess of $100,000 shall be an integral multiple of $25,000) and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a) or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

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(c) Refinancing of Swing Line Loans.

(i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (who hereby irrevocably authorizes the applicable Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Revolving Credit Loan in the form of a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans but subject to the unutilized portion of the aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall, subject to the express provisions of Section 2.06(e) (to the extent applicable), be absolute and unconditional and shall not be affected by any circumstance,

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including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans (but not to purchase and fund risk participations in Swing Line Loans) pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of its Swing Line Loans directly to the Swing Line Lender.

SECTION 2.05 Prepayments.

(a) Optional.

(i) Term Loans; Revolving Credit Loans. The Borrower may, upon irrevocable notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans of any Class and Revolving Credit Loans of any Class in whole or in part without premium or penalty (except as set forth in Section 2.05(c) below); provided that (1) such notice must be received by the Administrative Agent not

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later than 12:00 p.m. (New York time) (A) two (2) Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in an Alternative Currency and (C) on the date of prepayment of Base Rate Loans; (2) any prepayment of Eurocurrency Rate Loans shall be in a principal Dollar Amount of $2,500,000 or a whole multiple of the Dollar Amount of $500,000 in excess thereof in the case of Term Loans or Revolving Credit Loans; and (3) any prepayment of Base Rate Loans shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding (it being understood that Base Rate Loans shall be denominated in Dollars only). Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid and the payment amount specified in such notice shall be due and payable on the date specified therein. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each prepayment of principal of, and interest on, Revolving Credit Loans shall be made in Dollars or the relevant Alternative Currency, as applicable (even if the Borrower is required to convert currency to do so). Each prepayment of the Loans of a given Class pursuant to this Section 2.05(a) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares.

(ii) Swing Line Loans. The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(iii) Notwithstanding anything to the contrary contained in this Agreement, any notice of prepayment of Term Loans or Revolving Credit Loans (unless denominated in an Alternative Currency) may state that it is conditioned on the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities) and can be revoked if such condition is not satisfied.

(iv) Voluntary prepayments of Term Loans shall be applied to each Class of Term Loans at the discretion of the Borrower and within a Class of Term Loans to the remaining scheduled installments of principal of such Class of Term Loans thereof pursuant to Section 2.07(a) in a manner determined at the discretion of the Borrower (although in all cases on a pro rata basis to the respective Lenders of the relevant Class) and specified in the notice of prepayment; provided that, if the Borrower fails to give such notice at the time of such prepayment or in the event such notice fails to specify the

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manner in which the respective prepayment of such Class of Term Loans shall be applied to repayments thereof required pursuant to Section 2.07(a), such prepayment of such Class of Term Loans shall be applied in direct order of maturity to repayments thereof required pursuant to Section 2.07(a). Notwithstanding the foregoing, the Borrower may not repay Extended Term Loans of any Class unless such prepayment is accompanied by a pro rata repayment of the Existing Term Loans from which such Extended Term Loans were converted (or such Existing Term Loans have otherwise been repaid in full).

(b) Mandatory.

(i) Excess Cash Flow. Within ten (10) Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a) (or, if later, after the date on which such financial statements and Compliance Certificate are required to be delivered), the Borrower shall offer to prepay, subject to clauses (vi) and (vii) of this Section 2.05(b), an aggregate principal amount of Term Loans equal to (A) 50% (such percentage as it may be reduced as described below, the “ECF Percentage”) of Excess Cash Flow, if any, for the fiscal year covered by such financial statements (commencing with the fiscal year ended December 31, 2013) minus (B) the sum of (i) all voluntary prepayments of Term Loans during such fiscal year and (ii) all voluntary prepayments of Revolving Credit Loans during such fiscal year to the extent the Revolving Credit Commitments are permanently reduced by the amount of such payments, in the case of each of the immediately preceding clauses (i) and (ii), to the extent such prepayments are not funded with the proceeds of Indebtedness; provided that (x) the ECF Percentage shall be 25% if the Senior Secured First-Lien Net Leverage Ratio for the fiscal year covered by such financial statements was less than 4.0:1.0 and greater than or equal to 3.5:1.0 and (y) the ECF Percentage shall be 0% if the Senior Secured First-Lien Net Leverage Ratio for the fiscal year covered by such financial statements was less than 3.5:1.0.

(ii) Dispositions and Casualty Events.

If (1)(x) the Borrower or any of the Restricted Subsidiaries Disposes of any property or assets (other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d), (e) (other than Section 7.05(e)(iii)), (f), (g), (j), (l), (n) and (o)) or (y) any Casualty Event occurs which results in the realization or receipt by the Borrower or such Restricted Subsidiary of Net Cash Proceeds and (2) the Senior Secured First-Lien Net Leverage Ratio for the Test Period immediately preceding such Disposition or Casualty Event is equal to greater than 4.0:1.0 (calculated on a Pro Forma Basis), the Borrower shall offer to prepay on or prior to the date which is ten (10) Business Days after the date of the realization or receipt of such Net Cash Proceeds, subject to clauses (v), (vi) and (vii) of this Section 2.05(b), an aggregate principal amount of Term Loans equal to 100% (such percentage as it may be reduced as described below, the “Disposition Prepayment Percentage”) of all Net Cash Proceeds realized or received; provided that (x) the Disposition Prepayment Percentage shall be 50% if the Senior Secured First-Lien Net Leverage Ratio for the Test Period immediately preceding such Disposition or Casualty Event was less than 4.0:1.0 and greater

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than or equal to 3.5:1.0 and (y) the Disposition Prepayment Percentage shall be 0% if the Senior Secured First-Lien Net Leverage Ratio for the Test Period immediately preceding such Disposition or Casualty Event was less than 3.5:1.0; provided further that no prepayment shall be required pursuant to this Section 2.05(b)(ii)(A) with respect to such portion of such Net Cash Proceeds that the Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 2.05(b)(ii)(B) (which notice may be provided only if no Event of Default has occurred and is then continuing;

(A) With respect to any Net Cash Proceeds realized or received with respect to any Disposition (other than any Disposition specifically excluded from the application of Section 2.05(b)(ii)(A)) or any Casualty Event, at the option of the Borrower, the Borrower may reinvest all or any portion of such Net Cash Proceeds in assets useful for its business within (x) fifteen (15) months following receipt of such Net Cash Proceeds or (y) if the Borrower enters into a legally binding commitment to reinvest such Net Cash Proceeds within fifteen (15) months following receipt thereof, within the later of (1) fifteen (15) months following receipt thereof or (2) one hundred and eighty (180) days of the date of such legally binding commitment; provided that (i) so long as an Event of Default shall have occurred and be continuing, the Borrower (x) shall not be permitted to make any such reinvestments (other than pursuant to a legally binding commitment that the Borrower entered into at a time when no Event of Default is continuing) and (y) shall not be required to apply such Net Cash Proceeds which have been previously applied to prepay Revolving Credit Loans to the prepayment of Term Loans until such time as the relevant reinvestment period has expired and no Event of Default is continuing and (ii) if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, and subject to clauses (v) and (vii) of this Section 2.05, an amount equal to any such Net Cash Proceeds shall be applied within five (5) Business Days after the Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Term Loans as set forth in this Section 2.05.

(iii) Incurrence of Indebtedness. If the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.03 (but subject to Section 7.03(z)), the Borrower shall offer to prepay, subject to clauses (v) and (vii) of this Section 2.05(b), an aggregate principal amount of Term Loans equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds.

(iv) Revolving Credit Exposure. If for any reason the aggregate Revolving Credit Exposures at any time exceeds the aggregate Revolving Credit Commitments then in effect (including as a result of the termination of any Revolving Credit Commitments on the Maturity Date thereof), the Borrower shall at such time prepay Revolving Credit Loans, prepay Swing Line Loans and/or Cash Collateralize the L/C Obligations in an

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aggregate amount equal to such excess; provided that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(iv) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans , such remaining aggregate Revolving Credit Exposure exceeds the aggregate Revolving Credit Commitments then in effect.

(v) (X) Each prepayment of Term Loans pursuant to this Section 2.05(b) shall, except as otherwise provided in following clause (viii), be applied pro rata to each Class of Term Loans and within each Class to the remaining scheduled installments of principal thereof pursuant to Section 2.07(a) in a manner determined at the discretion of the Borrower and specified to the Administrative Agent (it being understood that if the Borrower fails to specify such application at the time of such prepayment, then such prepayment shall be so applied to the remaining scheduled installments of principal in direct order of maturity); and (Y) each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares subject to clause (vi) of this Section 2.05(b).

(vi) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clauses (i) through (iii) of this Section 2.05(b) at least three (3) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment. Each Appropriate Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clauses (i) through (iii) of this Section 2.05(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. (New York time) one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Proceeds shall be retained by the Borrower (“Retained Declined Proceeds”). Notwithstanding the foregoing, no Term Lender shall be permitted to issue a Rejection Notice with respect to any mandatory prepayment made pursuant to Section 2.05(b)(viii).

(vii) Notwithstanding any other provisions of this Section 2.05(b), (i) to the extent that any of or all the Net Cash Proceeds of any Disposition by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.05(b)(ii) (a “Foreign Disposition”), the Net Cash Proceeds of any Casualty Event from a Foreign Subsidiary (a “Foreign Casualty Event”), or Excess Cash Flow are prohibited, restricted or delayed by applicable local law from being repatriated to the United States, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to

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repay Term Loans at the times provided in this Section 2.05(b) but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all actions reasonably required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be immediately effected and such repatriated Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than two Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof to the extent not taken into account in the definition of Net Cash Proceeds) to the repayment of the Term Loans pursuant to this Section 2.05(b) to the extent provided herein and (ii) to the extent that the Borrower has determined in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Disposition, any Foreign Casualty Event or Excess Cash Flow would have a material adverse tax cost consequence with respect to such Net Cash Proceeds or Excess Cash Flow, the Net Cash Proceeds or Excess Cash Flow so affected may be retained by the applicable Foreign Subsidiary, provided that, in the case of this clause (ii), on or before the date on which any Net Cash Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to this Section 2.05(b) (or such Excess Cash Flow would have been so required if it were Net Cash Proceeds), (x) the Borrower applies an amount equal to such Net Cash Proceeds or Excess Cash Flow to such reinvestments or prepayments as if such Net Cash Proceeds or Excess Cash Flow had been received by the Borrower rather than such Foreign Subsidiary, less the amount of additional taxes that would have been payable or reserved against (to the extent not taken into account in the definition of Net Cash Proceeds) if such Net Cash Proceeds or Excess Cash Flow had been repatriated (or, if less, the Net Cash Proceeds or Excess Cash Flow that would be calculated if received by such Foreign Subsidiary) or (y) such Net Cash Proceeds or Excess Cash Flow are applied to the repayment of Indebtedness of a Foreign Subsidiary.

(viii) If the Borrower incurs or issues any Credit Agreement Refinancing Indebtedness to refinance Term Loans, the Borrower shall prepay an aggregate principal amount of Term Loans in an amount equal to 100% of the Net Cash Proceeds of such Credit Agreement Refinancing Indebtedness within three (3) Business Days of the date such Credit Agreement Refinancing Indebtedness is incurred or issued; provided that each prepayment of Term Loans required by this clause (viii) shall be applied to any Class of Term Loans at the discretion of the Borrower and within a Class of Term Loans to the remaining scheduled installments of principal of such Class of Term Loans thereof pursuant to Section 2.07(a) in a manner determined at the discretion of the Borrower and specified in the notice of prepayment (but in any event, applied pro rata to the Lenders of such Class); provided that, if the Borrower fails to give such notice at the time of such prepayment or in the event such notice fails to specify the manner in which the respective prepayment of such Class of Term Loans shall be applied to repayments thereof required pursuant to Section 2.07(a), such prepayment of such Class of Term Loans shall be applied in direct order of maturity to repayments thereof required pursuant to Section 2.07(a)

(ix) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind or amend any notice of prepayment issued in connection with Section 2.05(b)(viii) if such prepayment is conditioned on an issuance of Credit Agreement Refinancing Indebtedness, which issuance shall not be consummated or shall otherwise be delayed.

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(c) Repricing Premium. Any prepayment of the Term B Loans or the Term C Loans pursuant to Section 2.05(a)(i), Section 2.05(b)(iii) or Section 2.05(b)(viii) in connection with a Repricing Event shall be accompanied by the payment of the Repricing Premium, for the ratable account of the Appropriate Lenders with such Term B Loans or Term C Loans that are either repaid, converted or subjected to a pricing reduction in connection with such Repricing Event.

(d) Interest, Funding Losses, Etc. All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a Eurocurrency Rate Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such Eurocurrency Rate Loan pursuant to Section 3.05.

If all Term Lenders of a Class elect to accept a mandatory prepayment described above, then, with respect to such mandatory prepayment, the amount of such mandatory prepayment shall be applied first to Term Loans of such Class that are Base Rate Loans to the full extent thereof before application to Term Loans of such Class that are Eurocurrency Rate Loans and, in any event, in a manner that is designed to minimize the amount of any payments required to be made by the Borrower pursuant to Section 3.05; provided, however, that, if at the time of any prepayment pursuant to Section 2.05(b) there shall be Term Borrowings of different Types or Eurocurrency Rate Term Borrowings of the applicable Class with different Interest Periods, and if some but not all Term Lenders of the applicable Class shall have accepted such mandatory prepayment, then the aggregate amount of such mandatory prepayment shall be allocated ratably to each outstanding applicable Term Borrowing of the accepting Term Lenders.

Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans is required to be made under this Section 2.05 prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurocurrency Rate Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit the amount of any such prepayment otherwise required to be made thereunder into a cash collateral account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05.

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SECTION 2.06 Termination or Reduction of Commitments.

(a) Optional. The Borrower may, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent one (1) Business Day prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $500,000 or any whole multiple of $100,000 in excess thereof and (iii) if, after giving effect to any reduction of the Commitments, the Swing Line Sublimit exceeds the amount of the Revolving Credit Facility, then in any such case the Swing Line Sublimit shall be automatically reduced by the amount of such excess. Any such notice of termination or reduction of commitments pursuant to this Section 2.06(a) may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower if such condition is not satisfied.

(b) Mandatory. The Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the making of such Term Lender’s Term Loans pursuant to Section 2.01(a). The Revolving Credit Commitments shall terminate on the applicable Maturity Date for each such Facility.

(c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Revolving Credit Lenders of any termination or reduction of unused portions of the Swing Line Sublimit and all Lenders of the termination or reduction of unused Commitments of any Class under this Section 2.06. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07). All commitment fees accrued until the effective date of any termination of any Revolving Credit Commitments shall be paid on the effective date of such termination.

(d) Revolving Credit Commitment Terminations in connection with Refinancing Amendments. On the date of the effectiveness of any Refinancing Amendment relating to Revolving Credit Commitments, the amount of the commitments which became so effective shall be required to reduce commitments pursuant to the then outstanding Revolving Credit Commitments, as elected by the Borrower, and at such time repayments of outstandings pursuant to the respective Revolving Credit Facilities shall be made to the extent needed so that the provisions Section 2.05(b)(iv) are complied with. In addition, at the time of any incurrence of Credit Agreement Refinancing Indebtedness in respect of existing Revolving Credit Commitments, an amount equal to the Net Cash Proceeds thereof (or, if greater, the total commitments with respect thereto) shall be applied to permanently reduce outstanding Revolving Credit Commitments and at such time repayments of outstandings pursuant to the respective Revolving Credit Facilities shall be made so that the provisions of Section 2.05(b)(iv) are complied with. All reductions to the Revolving Credit Commitments pursuant to this clause (d) shall be applied to any Class of Revolving Credit Commitments at the discretion of the Borrower and pro rata within a Class of Revolving Credit Commitments.

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(e) Termination of the Revolving Credit Commitments. On the Maturity Date of any Class of Revolving Credit Commitments, such Revolving Credit Commitments will terminate and the respective Lenders who held such terminated Commitments will have no obligation to make, or participate in, extensions of credit (whether the making of Loans or the issuance of Letters of Credit) made pursuant to such Commitments after such Maturity Date; provided that, except as expressly provided in the immediately succeeding sentence, (x) the foregoing shall not release any Revolving Credit Lender from liability it may have for its failure to fund Revolving Credit Loans, L/C Advances or participations in Swing Line Loans that was required to be performed by it on or prior to such Maturity Date and (y) the foregoing will not release any Revolving Credit Lender from any obligation to fund its portion of L/C Advances or participations in Swing Line Loans with respect to Letters of Credit issued or Swing Line Loans made prior to such Maturity Date.

SECTION 2.07 Repayment of Loans.

(a) Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders:

(i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of March 2013, an aggregate Dollar Amount equal to 0.25% of the aggregate Dollar Amount of all Term B Loans outstanding on the Closing Date (as such repayment amount shall be reduced as a result of the application of prepayments as directed by the Borrower pursuant to Section 2.05).

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(ii) on each date set forth below (or, if not a Business Day, the immediately preceding Business Day), an aggregate Dollar Amount equal to (x) the percentage set forth below opposite such date multiplied by (y) the aggregate Dollar Amount of all Term C Loans outstanding on the Closing Date (as such repayment amount shall be reduced as a result of the application of prepayments as directed by the Borrower pursuant to Section 2.05):

Date	Percentage of Term C Loans

Last Business Day of March 2013	3.75%

Last Business Day of June 2013	3.75%

Last Business Day of September 2013	3.75%

Last Business Day of December 2013	3.75%

Last Business Day of March 2014	3.75%

Last Business Day of June 2014	3.75%

Last Business Day of September 2014	3.75%

Last Business Day of December 2014	3.75%

Last Business Day of March 2015	4.375%

Last Business Day of June 2015	4.375%

Last Business Day of September 2015	4.375%

Last Business Day of December 2015	4.375%

Last Business Day of March 2016	5.625%

Last Business Day of June 2016	5.625%

Last Business Day of September 2016	5.625%

Last Business Day of December 2016	5.625%

Last Business Day of March 2017	7.5%

Last Business Day of June 2017	7.5%

Last Business Day of September 2017	7.5%

Last Business Day of December 2017	7.5%

(iii) on the Maturity Date for each Class of Term Loans, the aggregate principal amount of all such Term Loans outstanding on such date.

(b) Revolving Credit Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the relevant Maturity Date the aggregate principal amount of all of its Revolving Credit Loans of such Class outstanding on such date.

(c) Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the earliest Revolving Credit Maturity Date then in effect (although Swing Line Loans may thereafter be reborrowed in accordance with the terms and conditions hereof, if there are one or more Classes of Revolving Credit Commitments which remain in effect).

(d) For the avoidance of doubt, all Loans shall be repaid, whether pursuant to this Section 2.07 or otherwise, in the currency in which they were made.

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SECTION 2.08 Interest.

(a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Credit Loans. For the avoidance of doubt, each Revolving Credit Loan denominated in an Alternative Currency shall be a Eurocurrency Rate Loan.

(b) The Borrower shall pay interest on past due amounts hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(d) Interest on each Loan shall be payable in the currency in which each Loan was made.

(e) All computations of interest hereunder shall be made in accordance with Section 2.10.

SECTION 2.09 Fees. In addition to certain fees described in Sections 2.03(h) and (i):

(a) Commitment Fee. With respect to the Revolving Credit Facility, the Borrower shall pay to the Administrative Agent, for the account of each Revolving Credit Lender in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Rate with respect to commitment fees then in effect for the applicable Class of Revolving Credit Commitments times the actual daily amount by which the aggregate Revolving Credit Commitments for such Facility exceed the sum of (x) the Outstanding Amount of Revolving Credit Loans under such Facility and (y) the Outstanding Amount of L/C Obligations for such Facility; provided that any commitment fee accrued with respect to any of the Revolving Credit Commitments under such Facility of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no commitment fee shall accrue on any of the Revolving Credit

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Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fees for the Revolving Credit Facility shall accrue at all times from the Closing Date until the relevant Maturity Date, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date for such Facility. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b) Upfront Fees.

(i) The Borrower agrees to pay on the Closing Date to each Term B Lender party to this Agreement as a Term B Lender on the Closing Date, as fee compensation for the funding of such Term B Lender’s Term B Loan, a closing fee in an amount equal to 0.50% of the stated principal amount of such Term B Lender’s Term B Loan. Such fees shall be payable to each Term B Lender out of the proceeds of such Term B Lender’s Term Loan as and when funded on the Closing Date and shall be treated (and reported) by the Borrower and such Term B Lenders as a reduction in issue price of such Term B Loans for U.S. federal, state and local income tax purposes.

(ii) The Borrower agrees to pay on the Closing Date to each Term C Lender party to this Agreement as a Term C Lender on the Closing Date, as fee compensation for the funding of such Term C Lender’s Term C Loan, a closing fee in an amount equal to 0.25% of the stated principal amount of such Term B Lender’s Term C Loan. Such fees shall be payable to each Term C Lender out of the proceeds of such Term C Lender’s Term Loan as and when funded on the Closing Date and shall be treated (and reported) by the Borrower and such Term C Lenders as a reduction in issue price of such Term C Loans for U.S. federal, state and local income tax purposes.

(c) Other Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent).

SECTION 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans shall be made on the basis of a year of three hundred and sixty-five (365) days or three hundred and sixty-six (366) days, as applicable, and actual days elapsed. All computations of interest for Revolving Credit Loans denominated in Sterling shall be made on the basis of a year of three hundred and sixty-five (365) days and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred and sixty (360) day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

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SECTION 2.11 Evidence of Indebtedness.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note or Notes payable to such Lender, which shall evidence such Lender’s Loans of the applicable Class or Classes in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

(c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and (b), and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.

SECTION 2.12 Payments Generally.

(a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to payments in an Alternative Currency, all

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payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office for payment in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrower hereunder in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than 2:00 p.m. (London time) on the dates specified herein. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Amount of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., New York City time in the case of payments in Dollars, or (ii) after 2:00 p.m. (London time) in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b) If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of Eurocurrency Rate Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

(c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:

(i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect; and

(ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Overnight Rate from time to time in effect. When such Lender makes

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payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights that the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error.

(d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

(f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 9.03. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.

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SECTION 2.13 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 11.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

SECTION 2.14 Incremental Credit Extensions. (i) At any time and from time to time after the Closing Date, subject to the terms and conditions set forth herein, the Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly make such notice available to each of the Lenders), request to effect one or more additional tranches of revolving credit commitments (“Incremental Revolving Credit Commitments” and any related revolving credit loans thereunder, “Incremental Revolving Credit Loans”) or increases in the aggregate amount of the Revolving Credit Commitments under any existing Class (each such increase, a “Revolving Credit Commitment Increase”; together with the Incremental Revolving Credit Loans, “Incremental Revolving Credit Facilities”) from Additional Revolving Credit Lenders; provided that at the time of each such request and upon the effectiveness of each Incremental Revolving Credit Facility Amendment, (A) no Event of Default shall result therefrom, (B) the aggregate principal amount of all Incremental Revolving Credit Facilities, Incremental Term Facilities and Additional Notes incurred after the Closing Date would not exceed (x) $500,000,000 plus (y) an additional amount to the extent that the Senior Secured First-Lien Net Leverage Ratio (treating all such Incremental Revolving Credit Facilities, Incremental Term Facilities and Additional Notes as Senior

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Secured First-Lien Indebtedness solely for purposes of calculating such Senior Secured First-Lien Net Leverage Ratio even if such Indebtedness would not otherwise constitute Senior Secured First-Lien Indebtedness) on a Pro Forma Basis after giving effect to the incurrence of any such proposed Incremental Revolving Credit Facilities and any related transactions (treating any proposed Incremental Revolving Credit Facilities and Additional Notes that are “revolving” in nature as fully drawn, but not including the proceeds of any proposed Incremental Revolving Credit Facilities, Incremental Term Facilities and Additional Notes in the amount of cash to be netted in calculating such ratio) would be less than or equal to 4.0:1.0 as of the end of the most recently ended Test Period, (C) the Borrower shall be in compliance on a Pro Forma Basis (treating any proposed Incremental Revolving Credit Facility as fully drawn, but not including the proceeds of any such deemed draw in the amount of cash to be netted in calculating such ratio) with the Financial Performance Covenant as of the end of the most recent Test Period (regardless of whether such Financial Performance Covenant is applicable at such time), (D) (i) in the case of any Incremental Revolving Credit Loans, the maturity date thereof shall be no earlier than the Revolving Credit Maturity Date, such Incremental Revolving Credit Loans shall require no scheduled amortization or mandatory commitment reduction prior to the Revolving Credit Maturity Date and (ii) any Revolving Credit Commitment Increase shall be on the same terms (and pursuant to the same documentation) governing the Revolving Credit Commitments pursuant to this Agreement (including upfront fees, but excluding customary arranger fees), (E) the interest rate margins and, subject to clause (D), the amortization schedule applicable to any Incremental Revolving Credit Loans shall be determined by the Borrower and the Lenders thereunder; provided that in the event that the Effective Yield for any Incremental Revolving Credit Loans is higher than the Effective Yield for the Revolving Credit Loans by more than 50 basis points, then the Effective Yield for the Revolving Credit Loans shall be increased to the extent necessary so that such Effective Yield is equal to the Effective Yield for such Incremental Revolving Credit Loans minus 50 basis points; provided, further, that, in determining the Effective Yield applicable to the Incremental Revolving Credit Loans incurred pursuant to such Incremental Revolving Credit Facility and the Revolving Credit Loans, (x) OID or upfront fees (which shall be deemed to constitute like amounts of OID for purposes of this determination) payable by the Borrower to the Revolving Credit Lenders or any Additional Revolving Credit Lenders (with OID being equated to interest based on assumed four-year life to maturity) shall be included, (y) customary arrangement or commitment fees payable to the Joint Bookrunners (or their Affiliates) in connection with this Agreement or to one or more arrangers (or their Affiliates) of any Incremental Revolving Credit Loans shall be excluded and (z) if the Incremental Revolving Credit Loan includes an interest rate floor greater than the interest rate floor applicable to the Revolving Credit Loans, such increased amount shall be equated to interest margin for purposes of determining whether an increase to the applicable interest margin for the Revolving Credit Loans shall be required, to the extent an increase in the interest rate floor in the Revolving Credit Loans would cause an increase in the interest rate then in effect, and in such case the interest rate floor applicable to the Revolving Credit Loans shall be increased by such increased amount and (F) any Incremental Revolving Credit Facility Amendment entered into after the Closing Date shall be on the terms and pursuant to documentation to be determined

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by the Borrower and the Additional Revolving Credit Lenders with the applicable Incremental Revolving Credit Facilities; provided that to the extent such terms and documentation are not consistent with this Agreement (except to the extent permitted by clauses (D) and (E) above), they shall be reasonably satisfactory to the Administrative Agent; provided further that no L/C Issuer or Swing Line Lender shall be required to act as “issuing bank” or “swingline lender” under any such Incremental Revolving Credit Facility without its written consent. Each Incremental Revolving Credit Facility shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof unless such amount represents all the remaining availability under the aggregate principal amount of Incremental Revolving Credit Facilities set forth above.

(ii) At any time and from time to time after the Closing Date, subject to the terms and conditions set forth herein, the Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly make a copy of such notice available to each of the Lenders), request to effect one or more additional tranches of term loans hereunder (“Incremental Term Loans”) or increases in the aggregate amount of the Term Commitments of any existing Class, which shall take the form of an additional tranche of term loans hereunder (each such increase, a “Term Commitment Increase”; together with the Incremental Term Loans, the “Incremental Term Facilities”) from one or more Additional Term Lenders; provided that at the time of each such request and upon the effectiveness of each Incremental Term Facility Amendment, (A) no Event of Default shall result therefrom, (B) the aggregate principal amount of all Incremental Revolving Credit Facilities, Incremental Term Facilities and Additional Notes incurred after the Closing Date would not exceed (x) $500,000,000 plus (y) an additional amount to the extent that the Senior Secured First-Lien Net Leverage Ratio (treating all such Incremental Revolving Credit Facilities, Incremental Term Facilities and Additional Notes as Senior Secured First-Lien Indebtedness solely for purposes of calculating such Senior Secured First-Lien Net Leverage Ratio even if such Indebtedness would not otherwise constitute Senior Secured First-Lien Indebtedness) on a Pro Forma Basis after giving effect to the incurrence of any such proposed Incremental Term Facility and any related transactions (treating any proposed Incremental Revolving Credit Facilities and Additional Notes that are “revolving” in nature as fully drawn, but not including the proceeds of any proposed Incremental Revolving Credit Facilities, Incremental Term Facilities and Additional Notes in the amount of cash to be netted in calculating such ratio) would be less than or equal to 4.0:1.0 as of the end of the most recently ended Test Period, (C) the Borrower shall be in compliance on a Pro Forma Basis with the Financial Performance Covenant as of the end of the most recent Test Period (regardless of whether such Financial Performance Covenant is applicable at such time), (D) the maturity date of any such Incremental Term Facility shall not be earlier than the Term B Maturity Date, (E) the Weighted Average Life to Maturity of any such Incremental Term Facility shall not be shorter than the remaining Weighted Average Life to Maturity of the Term B Loans, (F) the interest rate margins and, subject to clause (E), the amortization schedule for any Incremental Term Facility shall be determined by the Borrower and the Additional Term Lenders thereunder; provided that in the event that the Effective Yield for any Incremental Term Facility is higher than the Effective Yield for the Term B Loans by more than 50 basis points, then the Effective Yield for the Term B Loans shall be increased to the extent necessary so that such Effective Yield is equal to

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the Effective Yield for such Incremental Term Facility minus 50 basis points; provided, further, that, in determining the Effective Yield applicable to the Incremental Term Facility and the Term B Loans (x) OID or upfront fees (which shall be deemed to constitute like amounts of OID) payable by Borrower to the Term B Lenders or any Additional Term Lenders in the initial primary syndication thereof (with OID being equated to interest based on assumed four-year life to maturity) shall be included, (y) customary arrangement or commitment fees payable to the Joint Bookrunners (or their Affiliates) in connection with this Agreement or to one or more arrangers (or their Affiliates) of any Incremental Term Facility shall be excluded and (z) if the Incremental Term Facility includes an interest rate floor greater than the interest rate floor applicable to the Term B Loans, such increased amount shall be equated to interest margin for purposes of determining whether an increase to the applicable interest margin for the Term B Loans shall be required, to the extent an increase in the interest rate floor in the Term B Loans would cause an increase in the interest rate then in effect, and in such case the interest rate floor (but not the interest rate margin) applicable to the Term B Loans shall be increased by such increased amount and (G) any Incremental Term Facility Amendment entered into after the Closing Date shall be on the terms and pursuant to documentation to be determined by the Borrower and the Additional Term Lenders with the applicable Incremental Term Facilities; provided that to the extent such terms and documentation are not consistent with this Agreement (except to the extent permitted by clause (F) above), they shall be reasonably satisfactory to the Administrative Agent. Each Incremental Term Facility incurred after the Closing Date shall be in a minimum principal amount of $10,000,000 and, except with respect to the Term Commitment Increase, integral multiples of $1,000,000 in excess thereof unless such amount represents all the remaining availability under the aggregate principal amount of Incremental Term Facilities set forth above.

(b) (i) Each notice from the Borrower pursuant to this Section shall set forth the requested amount of the relevant Incremental Revolving Credit Loan, Revolving Credit Commitment Increase, Incremental Term Loan or Term Commitment Increase.

(ii) Commitments in respect of any Incremental Revolving Credit Loan or Revolving Credit Commitment Increase incurred after the Closing Date shall become Commitments (or in the case of any Revolving Credit Commitment Increase to be provided after the Closing Date by an existing Revolving Credit Lender, an increase in such Revolving Credit Lender’s Revolving Credit Commitment) under this Agreement pursuant to an amendment (an “Incremental Revolving Credit Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, such Additional Revolving Credit Lenders and the Administrative Agent. Incremental Revolving Credit Loans and Revolving Credit Commitment Increases may be provided, subject to the prior written consent of the Borrower (not to be unreasonably withheld), by any existing Lender (it being understood that no existing Lender shall have the right to participate in any Incremental Revolving Credit Facility or, unless it agrees, be obligated to provide any Incremental Revolving Credit Loan or Revolving Credit Commitment Increase) or by any other Additional Revolving Credit Lender. An Incremental Revolving Credit Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or

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appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section. The effectiveness of any Incremental Revolving Credit Facility Amendment shall, unless otherwise agreed to by the Administrative Agent and the Additional Revolving Credit Lenders, be subject to the satisfaction on the date thereof (each, an “Incremental Revolving Credit Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Credit Extension” in Section 4.02 shall be deemed to refer to the Incremental Revolving Credit Facility Closing Date) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Closing Date under Section 4.01 (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent).

(iii) Commitments in respect of any Incremental Term Facility shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Term Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, such Additional Term Lenders and the Administrative Agent. Incremental Term Facilities may be provided, subject to the prior written consent of the Borrower (not to be unreasonably withheld), by any existing Lender (it being understood that no existing Lender shall have any right to participate in any Incremental Term Facility or, unless it agrees, be obligated to provide any Incremental Term Loan or Term Commitment Increase thereunder) or by any other Additional Term Lender. An Incremental Term Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section. The effectiveness of any Incremental Term Facility Amendment shall, unless otherwise agreed to by the Administrative Agent and the Additional Term Lenders, be subject to the satisfaction on the date thereof (each, an “Incremental Term Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Borrowing” in Section 4.02 shall be deemed to refer to the Incremental Term Facility Closing Date) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Closing Date under Section 4.01 (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent).

(c) (i) Upon effectiveness of each Revolving Credit Commitment Increase pursuant to this Section, each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Additional Revolving Credit Lender providing a portion of such Revolving Credit Commitment Increase (each a “Revolving Credit Commitment Increase Lender”), and each such Revolving Credit Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that,

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after giving effect to such Revolving Credit Commitment Increase and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Revolving Credit Commitment Increase Lender) will equal such Revolving Credit Lender’s Pro Rata Share. Any Revolving Credit Loans outstanding immediately prior to the date of such Revolving Credit Commitment Increase that are Eurocurrency Loans will (except to the extent otherwise repaid in accordance herewith) continue to be held by, and all interest thereon will continue to accrue for the accounts of, the Revolving Credit Lenders holding such Loans immediately prior to the date of such Revolving Credit Commitment Increase, in each case until the last day of the then-current Interest Period applicable to any such Loan, at which time it will be repaid or refinanced with new Revolving Credit Loans made pursuant to Section 2.01 in accordance with the Pro Rata Shares of the Revolving Credit Lenders after giving effect to the Revolving Credit Commitment Increase; provided, however, that upon the occurrence of any Event of Default, each Revolving Credit Commitment Increase Lender will promptly purchase (for cash at face value) assignments of portions of such outstanding Revolving Credit Loans of other Revolving Credit Lenders so that, after giving effect thereto, all Revolving Credit Loans that are Eurocurrency Loans are held by the Revolving Credit Lenders in accordance with their then-current Pro Rata Shares. Any such assignments shall be effected in accordance with the provisions of Section 11.07; provided that the parties hereto hereby consent to such assignments and the minimum assignment amounts and processing and recordation fee set forth in Section 11.07(b)(ii) shall not apply thereto. If there are any Base Rate Revolving Credit Loans outstanding on the date of such Revolving Credit Commitment Increase, such Loans shall either be prepaid by the Borrower on such date or refinanced on such date (subject to satisfaction of applicable borrowing conditions) with Revolving Credit Loans made on such date by the Revolving Credit Lenders (including the Revolving Credit Commitment Increase Lenders) in accordance with their Pro Rata Shares. In order to effect any such refinancing, (i) each Revolving Credit Commitment Increase Lender will make Base Rate Revolving Credit Loans to the Borrower by transferring funds to the Administrative Agent in an amount equal to the aggregate outstanding amount of such Loans of such Type times a percentage obtained by dividing the amount of such Revolving Credit Commitment Increase Lender’s Revolving Credit Commitment Increase by the aggregate amount of the Revolving Credit Commitments (after giving effect to the Revolving Credit Commitment Increase on such date) and (ii) such funds will be applied to the prepayment of outstanding Base Rate Revolving Credit Loans held by the Revolving Credit Lenders other than the Revolving Credit Commitment Increase Lenders, and transferred by the Administrative Agent to the Revolving Credit Lenders other than the Revolving Credit Commitment Increase Lenders, in such amounts so that, after giving effect thereto, all Base Rate Revolving Credit Loans will be held by the Revolving Credit Lenders in accordance with their then-current Pro Rata Shares. On the date of such Revolving Credit Commitment Increase, the Borrower will pay to the Administrative Agent, for the accounts of the Revolving Credit Lenders receiving such prepayments, accrued and unpaid interest on the principal amounts of their Revolving Credit Loans being prepaid. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(ii) Upon effectiveness of each Incremental Term Facility pursuant to this Section, each Additional Term Lender shall make an additional term loan to the Borrower in a principal amount equal to such Lender’s Incremental Term Facility. Any such term loan shall be a “Term Loan” for all purposes of this Agreement and the other Loan Documents.

(d) This Section 2.14 shall supersede any provisions in Section 2.13 or Section 11.01 to the contrary.

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SECTION 2.15 Refinancing Amendments.

(a) At any time after the Closing Date, the Borrower may obtain, from any Lender or any Additional Lender, Credit Agreement Refinancing Indebtedness in respect of (i) all or any portion of the Term Loans then outstanding under this Agreement (which for purposes of this clause (i) will be deemed to include any then outstanding Other Term Loans) or (ii) all or any portion of the Revolving Credit Loans (or unused Revolving Credit Commitments) under this Agreement (which for purposes of this clause (ii) will be deemed to include any then outstanding Other Revolving Credit Loans and Other Revolving Credit Commitments), in each case, in the form of either (x) Other Term Loans or Other Term Commitments or (y) Other Revolving Credit Loans or Other Revolving Credit Commitments and, in each case, pursuant to a Refinancing Amendment; provided that such Credit Agreement Refinancing Indebtedness (i) will be unsecured or will rank pari passu or junior (and subordinate) in right of payment and of security with the other Loans and Commitments hereunder, (ii) will have such pricing and optional prepayment terms as may be agreed by the Borrower and the Lenders thereof, (iii) (x) with respect to any Other Revolving Credit Loans or Other Revolving Credit Commitments, will have a maturity date that is not prior to the maturity date of Loans (or unused Commitments) being refinanced and (y) with respect to any Other Term Loans or Other Term Commitments, will have a maturity date that is not prior to the maturity date of, and will have a Weighted Average Life to Maturity that is not shorter than, the Loans being refinanced and (iv) will have terms and conditions (other than pricing, optional prepayment and subordination terms) that are, taken as a whole, not materially more favorable to the investors providing such Credit Agreement Refinancing Indebtedness than, the Refinanced Debt (except for covenants or other provisions applicable exclusively to periods commencing after the Latest Maturity Date at the time such Indebtedness is incurred); provided, further, that the terms and conditions applicable to such Credit Agreement Refinancing Indebtedness may provide for any additional or different financial or other covenants or other provisions that are agreed between the Borrower and the Lenders thereof and applicable only during periods after the Latest Maturity Date that is in effect on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained. The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Closing Date under Section 4.01 (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to

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the Administrative Agent). Each Class of Credit Agreement Refinancing Indebtedness incurred under this Section 2.15 shall be in an aggregate principal amount that is (x) not less than $25,000,000 in the case of Other Term Loans or $10,000,000 in the case of Other Revolving Credit Loans and (y) an integral multiple of $1,000,000 in excess thereof unless such amount represents the total outstanding amount of the Refinanced Debt. Any Refinancing Amendment may provide for the issuance of Letters of Credit, or the provision to the Borrower of Swing Line Loans, pursuant to any Other Revolving Credit Commitments established thereby, in each case on terms substantially equivalent to the terms applicable to Letters of Credit and Swing Line Loans under the Revolving Credit Commitments. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Other Term Loans, Other Revolving Credit Loans, Other Revolving Credit Commitments and/or Other Term Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section. In addition, if so provided in the relevant Refinancing Amendment and with the consent of each L/C Issuer, participations in Letters of Credit expiring on or after the Revolving Credit Maturity Date shall be reallocated from Lenders holding Revolving Credit Commitments to Lenders holding extended revolving commitments in accordance with the terms of such Refinancing Amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding Revolving Credit Commitments, be deemed to be participation interests in respect of such Revolving Credit Commitments and the terms of such participation interests (including, without limitation, the commission applicable thereto) shall be adjusted accordingly.

(b) This Section 2.15 shall supersede any provisions in Section 2.13 or Section 11.01 to the contrary.

SECTION 2.16 Extended Loans.

(a) The Borrower may at any time and from time to time, by making an offer on a pro rata basis to each of the Lenders of the applicable Class, request that all or a portion of the Term Loans of any Class (for any such Class, the “Existing Term Loans”) be converted to extend the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of such Existing Term Loans (any such Existing Term Loans which have been so converted, the “Extended Term Loans”) and to provide for other terms consistent with this Section 2.16. In order to establish any Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (whereupon the Administrative Agent shall promptly make a copy of such notice available to each of the Lenders of such Existing Term Loans) (a “Term Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall be substantially similar to the Existing Term Loans from which they are to be converted, except that (i) the scheduled final maturity date shall be extended and all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to dates later than the scheduled amortization date of such Existing Term Loans

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(with any such delay resulting in a corresponding adjustment to the scheduled amortization payments reflected in Section 2.07, the Incremental Term Facility Amendment, or the Refinancing Amendment, as the case may be, with respect to such Existing Term Loans, in each case as set forth in paragraph (d) of this Section 2.16 below), (ii) the interest margins with respect to the Extended Term Loans may be higher or lower than the interest margins for such Existing Term Loans and (iii) additional fees may be payable to the Lenders providing such Extended Term Loans in addition to or in lieu of any increased margins contemplated by the preceding clause (ii), in each case, to the extent provided in the applicable Extension Amendment. No Lender shall have any obligation to agree to have any of its Existing Term Loans converted into Extended Term Loans pursuant to any Extension Request. The Extended Term Loans shall constitute a separate Class of Term Loans from the Existing Term Loans from which they were converted.

(b) The Borrower may at any time and from time to time request, by making an offer on a pro rata basis to each of the Lenders of the applicable Class, that all or a portion of the Revolving Credit Commitments of any Class (for any such Class, the “Existing Revolving Credit Commitments” and any related Class of revolving credit loans thereunder, the “Existing Revolving Credit Loans”) be converted to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of Loans related to such Existing Revolving Credit Commitments (any such Existing Revolving Credit Commitments which have been so extended, “Extended Revolving Credit Commitments” and any related Loans, “Extended Revolving Credit Loans”) and to provide for other terms consistent with this Section 2.16. In order to establish any Extended Revolving Credit Commitments, the Borrower shall provide a notice to the Administrative Agent (whereupon the Administrative Agent shall promptly make a copy of such notice available to each of the Lenders of such Existing Revolving Credit Commitments) (a “Revolving Credit Extension Request”) setting forth the proposed terms of the Extended Revolving Credit Commitments to be established, which terms shall be substantially similar to those applicable to the Existing Revolving Credit Commitments from which they are to be converted, except that (i) all or any of the final maturity dates of the Extended Revolving Credit Commitments may be delayed to dates later than the final maturity dates of such Existing Revolving Credit Commitments, (ii) the interest margins with respect to the Extended Revolving Credit Commitments may be higher or lower than the interest margins for such Existing Revolving Credit Commitments, (iii) additional fees may be payable to the Lenders providing such Extended Revolving Credit Commitments in addition to or in lieu of any increased margins contemplated by the preceding clause (ii) and (iv) the commitment fee with respect to the Extended Revolving Credit Commitments may be higher or lower than the commitment fee for such Existing Revolving Credit Commitments, in each case, to the extent provided in the applicable Extension Amendment; provided that, notwithstanding anything to the contrary in this Section 2.16 or otherwise, (A) borrowings, voluntary prepayments and voluntary commitment reductions (other than in connection with a permanent repayment and termination of commitments at the final stated maturity of any shorter tenored Revolving Credit Commitment) of Loans with respect to any Extended Revolving Credit Commitments shall be made on a pro rata basis with all other Revolving Credit Commitments, (B) assignments and participations of the Extended Revolving Credit Commitments and the Extended Revolving Credit Loans shall be governed by Section 11.07 and (C) subject to the provisions of Section 2.03(l) and Section 2.04(a)(ii), all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by

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all Revolving Credit Lenders in accordance with their Pro Rata Share of the Revolving Credit Commitments. No Lender shall have any obligation to agree to have any of its Existing Revolving Credit Loans or Existing Revolving Credit Commitments converted into Extended Revolving Credit Loans or Extended Revolving Credit Commitments pursuant to any Revolving Credit Extension Request. Any Extended Revolving Credit Commitments shall constitute a separate Class of Revolving Credit Commitments from the Existing Revolving Credit Commitments from which they were converted.

(c) The Borrower shall provide the applicable Extension Request at least three (3) Business Days (or such shorter time period as the Administrative Agent shall reasonably agree) prior to the date on which Lenders under the applicable Existing Loans are requested to respond. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Existing Loans subject to such Extension Request converted into Extended Loans shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of such Existing Loans that it has elected to convert into Extended Loans. In the event that the aggregate amount of any Class of Existing Loans subject to such Extension Election exceeds the amount of the applicable Extended Loans requested pursuant to the Extension Request, such Existing Loans shall be converted to Extended Loans on a pro rata basis (subject to rounding by the Administrative Agent, which shall be conclusive) based on the aggregate amount of Existing Loans included in each such Extension Election.

(d) Extended Loans shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement among the Borrower, the Loan Parties, the Administrative Agent and each Extending Term Lender providing an Extended Loan thereunder (which, except to the extent expressly contemplated by the last sentence of this Section 2.16(d) and notwithstanding anything to the contrary set forth in Section 11.01, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Loans, as applicable, established thereby) executed by the Borrower, the Administrative Agent and the Extending Lenders. No Extension Amendment shall provide for any tranche of Extended Loans in an aggregate principal amount that is less than $50,000,000 unless such amount represents the total outstanding amount of the Existing Loans of the applicable Class. In addition to any terms and changes required or permitted by Section 2.16(a), each Extension Amendment (x) with respect to the Existing Term Loans from which the Extended Term Loans were converted, shall amend the scheduled amortization payments required pursuant to Section 2.07, the Incremental Term Facility Amendment or the Refinancing Amendment, as applicable, to reduce each scheduled repayment amount for such Existing Term Loans in the same proportion as the amount of such Existing Term Loans to be converted pursuant to such Extension Amendment (it being understood that any repayment amount with respect to any such individual Existing Term Loan that is not an Extended Term Loan shall not be reduced as a result thereof), (y) may, but shall not be required to, impose additional requirements (not inconsistent with the provisions of this Agreement in effect at such time) with respect to the final maturity and weighted average life to maturity of Incremental Term Loans incurred following the Extension Date for such Extension Amendment and (z) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.16 and the terms and conditions applicable to the Extended Loans.

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(e) Notwithstanding anything to the contrary contained herein, (i) on any date on which any Existing Loans are converted to Extended Loans (each such date, an “Extension Date”), (A) in the case of any Class of Existing Term Loans of each Extending Term Lender of such Class, the aggregate principal amount of such Existing Term Loans of such Class shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Term Loans so converted by such Lender on such date, and the Extended Term Loans shall be established as a separate Class of Term Loans from such Existing Term Loans and (B) in the case of any Class of Existing Revolving Credit Commitments of each Extending Revolving Lender, the aggregate principal amount of such Existing Revolving Credit Commitments of such Class shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Revolving Credit Commitments so converted by such Lender on such date, and such Extended Revolving Credit Commitments shall be established as a separate Class of Revolving Credit Commitments from such Existing Revolving Credit Commitments and (ii) if, on any Extension Date, any Existing Revolving Credit Loans of any Extending Lender are outstanding under the applicable Existing Revolving Credit Commitments, such Existing Revolving Credit Loans (and any related participations) shall be deemed to be allocated as Extended Revolving Credit Loans (and related participations) and Existing Revolving Credit Loans (and related participations) in the same proportion as such Extending Lender’s Existing Revolving Credit Commitments to Extended Revolving Credit Commitments.

(f) At any time following the establishment of any Extended Loans, the Borrower may offer to any Lender (without being required to make the same offer to any or all other Lenders) holding the Existing Loans from which such Extended Loans were converted and who did not to make a Extension Election in respect of any portion of such Existing Loans on or prior to the date specified in the Extension Request relating to such Extended Loans the right to convert all or any portion of such Existing Loans into Extended Loans of the same Class; provided that (A) such offer and any related acceptance (x) shall be in accordance with such procedures, if any, as may be reasonably requested by, or acceptable to, the Administrative Agent and (y) shall be on identical terms (including as to the proposed interest rates and fees payable, but excluding any arrangement, structuring or other fees payable in connection therewith that are not generally shared with other Extending Lenders) to those previously offered to the Extending Lenders who agreed to convert their Existing Loans into Extended Loans of such Class, (B) any Lender which agrees to an extension pursuant to this clause (f) shall enter into a joinder agreement to the respective Extension Amendment in form and substance reasonably satisfactory to the Administrative Agent and executed by such Lender, the Administrative Agent and the Borrower (and the Required Lenders hereby irrevocably authorize the Administrative Agent to enter into any such joinder agreement) and (C) the Existing Loans of any such Lender that are converted pursuant to this clause (f) shall be in an aggregate principal amount that is not less than a Dollar Amount of $1,000,000 (or, if such Lender’s outstanding Loans of such Class amount to less than a Dollar Amount of $1,000,000, such lesser amount), unless each of the Borrower and the Administrative Agent otherwise consents.

(g) In the event that the Administrative Agent determines in its sole discretion that the allocation of Extended Revolving Credit Commitments to a given Lender was incorrectly determined as a result of manifest administrative error in the receipt and processing of an Extension Election by any Lender to extend all or a portion of its Existing Revolving Credit Commitments timely submitted by any such Lender in accordance with the procedures set

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forth in the Revolving Credit Extension Request, then the Administrative Agent, the Borrower and such affected Lender may (and hereby are authorized to), in their sole discretion and without the consent of any other Lender, enter into an amendment to this Agreement and, if necessary, the other Loan Documents (each, a “Corrective Revolving Credit Extension Amendment”) within 15 days following the applicable Extension Date, which Corrective Revolving Credit Extension Amendment shall (i) provide for the conversion and extension of the applicable Extended Revolving Credit Commitments in the amount such Lender would have held had such administrative error not occurred and had such Lender received the minimum allocation of the applicable Loans or Commitments to which it was entitled under the terms of such Extension in the absence of such error, (ii) be subject to the satisfaction of such conditions as the Administrative Agent, the Borrower and such Lender may agree, and (iii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.16.

(h) In the event that the Administrative Agent determines in its sole discretion that the allocation of Extended Term Loans to a given Lender was incorrectly determined as a result of manifest administrative error in the receipt and processing of an Extension Election by any Lender to extend all or a portion of its Existing Term Loans timely submitted by any such Lender in accordance with the procedures set forth in the Term Extension Request, then the Administrative Agent, the Borrower and such affected Lender may (and hereby are authorized to), in their sole discretion and without the consent of any other Lender, enter into an amendment to this Agreement and, if necessary, the other Loan Documents (each, a “Corrective Term Loan Extension Amendment”) within 15 days following the applicable Extension Date, which Corrective Term Loan Extension Amendment shall (i) provide for the conversion and extension of the applicable Extended Term Loans in the amount such Lender would have held had such administrative error not occurred and had such Lender received the minimum allocation of the applicable Loans or Commitments to which it was entitled under the terms of such Extension in the absence of such error, (ii) be subject to the satisfaction of such conditions as the Administrative Agent, the Borrower and such Lender may agree, and (iii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.16.

(i) This Section 2.16 shall supersede any provisions in Section 2.13 or Section 11.01 to the contrary. For the avoidance of doubt, no conversion of Existing Loans pursuant to any Extension Amendment in accordance with this Section 2.16 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.

SECTION 2.17 Currency Equivalents.

(a) The Administrative Agent shall determine the Dollar Amount of each Revolving Credit Loan and L/C Obligation in respect of Letters of Credit denominated in an Alternative Currency (i) as of the first day of each Interest Period applicable thereto and (ii) as of the end of each fiscal quarter of the Borrower, and shall promptly notify the Borrower and the Lenders of each Dollar Amount so determined by it. Each such determination shall be based on the Exchange Rate (x) on the date of the related Committed Loan Notice for purposes of the

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initial such determination for any applicable Revolving Credit Loan and (y) on the fourth Business Day prior to the date as of which such Dollar Amount is to be determined, for purposes of any subsequent determination.

(b) If after giving effect to any such determination of a Dollar Amount, the sum of the aggregate Outstanding Amount of the Revolving Credit Loans and the L/C Obligations exceeds the aggregate Revolving Credit Commitments then in effect by 5% or more, the Borrower shall, within five (5) Business Days of receipt of notice thereof from the Administrative Agent setting forth such calculation in reasonable detail, prepay the applicable outstanding Revolving Credit Loans or take other action as the Administrative Agent, in its discretion, may direct (including Cash Collateralization of the applicable L/C Obligations in amounts from time to time equal to such excess) to the extent necessary to eliminate any such excess.

SECTION 2.18 Defaulting Lenders. Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.01.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuers or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by an L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuers or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under

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this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.18(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit fees as provided in Section 2.03(h).

(iv) Reallocation of Pro Rata Share to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the “Pro Rata Share” of each Non-Defaulting Lender’s Revolving Credit Loans and L/C Obligations shall be computed without giving effect to the Commitment of that Defaulting Lender; provided that (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default has occurred and is continuing; and (ii) the aggregate obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Commitment of that Non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Loans of that Non-Defaulting Lender.

(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, Swing Line Lender and the L/C Issuers agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans of the applicable Facility and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Share of the applicable Facility (without giving effect to Section 2.18(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided

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further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III

Taxes, Increased Costs Protection and Illegality

SECTION 3.01 Taxes.

(a) Except as required by law, any and all payments by the Borrower (the term Borrower under Article III being deemed to include any Subsidiary for whose account a Letter of Credit is issued) or any Guarantor to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and interest) with respect thereto, excluding, in the case of each Agent and each Lender, (i) taxes imposed on or measured by its net income (however denominated, and including branch profits and similar taxes), (ii) taxes imposed solely by reason of any connection between it and any jurisdiction other than by executing or entering into any Loan Document, receiving payments thereunder or having been a party to, performed its obligations under, or enforced, any Loan Document, (iii) franchise (and similar) taxes imposed on it in lieu of net income taxes, (iv) any taxes imposed in respect of an Assignee or other transferee pursuant to an assignment, participation or other transfer under Section 11.07 to the extent that, under applicable Laws in effect on the date of transfer, such tax is in excess of the tax that would have been applicable and indemnifiable by Borrower hereunder had such transferor not assigned its interest arising under any Loan Document (unless such assignment, transfer or participation is at the express written request of the Borrower), (v) U.S. federal withholding tax imposed pursuant to FATCA, (vi) amounts excluded pursuant to Section 3.01(f) hereto and (vii) any taxes imposed as a result of the failure of any Agent or Lender to comply with either the provisions of Section 3.01(b) and (c) (in the case of any Foreign Lender, as defined below) or the provisions of Section 3.01(e) (in the case of any U.S. Lender, as defined below) (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges and liabilities being hereinafter referred to as “Taxes”). If the Borrower is required by any Laws to deduct any Taxes or Other Taxes (as defined below) from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01(a)), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority, and (iv) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as practicable thereafter), the Borrower shall furnish to such Agent or Lender (as the case may be) the original or a facsimile copy of a receipt evidencing payment thereof to the extent such a receipt has been made available to the Borrower, or such other evidence of payment as is reasonably acceptable to such Agent or Lender. If the Borrower fails to pay any

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Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to any Agent or any Lender the required receipts or other required documentary evidence that has been made available to the Borrower, the Borrower shall indemnify such Agent and such Lender for any incremental taxes, interest or penalties that may become payable by such Agent or such Lender arising out of such failure (excluding, however, any such incremental taxes, interest or penalties incurred as a result of the gross negligence or willful misconduct of the relevant Agent or Lender (as determined by a court of competent jurisdiction in a final and non-appealable judgment)). If the Borrower reasonably believes that any Taxes or Other Taxes it pays under this Section 3.01(a) were not correctly or legally imposed, the Agent and/or each affected Lender will use reasonable efforts to cooperate with the Borrower in pursuing a refund of such Taxes or Other Taxes so long as such efforts would not, in the sole determination of the Administrative Agent or affected Lender exercised in good faith, result in any additional costs, expenses or risks or be otherwise disadvantageous to it.

(b) Each Agent or Lender (including an Assignee to which a Lender assigns its interest in accordance with Section 11.07) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (each a “Foreign Lender”) agrees to complete and deliver to the Borrower and the Administrative Agent prior to the date on which the first payment is due to it hereunder, unless it is unable to do so solely as a result of a change in applicable Law after the initial Credit Extension on the Closing Date, an accurate, complete and original signed (i) Internal Revenue Service Form W-8BEN or successor form certifying that it is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments of interest to zero; (ii) Internal Revenue Service Form W-8ECI or successor form certifying that the income receivable pursuant to any Loan Document is effectively connected with the conduct of a trade or business in the United States; or (iii) if the Foreign Lender is not (A) a bank described in Section 881(c)(3)(A) of the Code, (B) a 10-percent shareholder described in Section 871(h)(3)(B) of the Code, or (C) a controlled foreign corporation related to the Borrower within the meaning of Section 864(d) of the Code, an Internal Revenue Service Form W-8BEN or successor form certifying that the Foreign Lender is not a United States person and a separate certification in the form attached hereto at Exhibit J that interest received by the Foreign Lender under any Loan Document qualifies as “portfolio interest” within the meaning of Section 881(c)(2) of the Code.

(c) Thereafter and from time to time, each such Foreign Lender shall, unless it is unable to do so solely as a result of a change in applicable Law after the initial Credit Extension on the Closing Date (other than in the case of clause (B) below) (i) promptly submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or more of such forms or certificates (or such successor forms or certificates as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available to secure an exemption from or reduction in the rate of U.S. withholding tax (A) on or before the date that any such form, certificate or other evidence expires or becomes obsolete, (B) after the occurrence of a change in the Foreign Lender’s circumstances requiring a change in the most recent form, certificate or evidence previously delivered by it to the Borrower and the Administrative Agent, and (C) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent, and (ii) promptly notify the Borrower and the Administrative Agent of any change in the Foreign Lender’s circumstances which would modify or render invalid or inaccurate any claimed exemption or reduction.

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(d) Each Agent and Lender (including, for the avoidance of doubt, “U.S. Lenders,” as defined below) agrees to all reasonable requests of the Borrower that each comply with any certification, identification, information, documentation or other reporting requirement if such compliance is required by Law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or reduction in the rate of deduction or withholding of any Taxes or Other Taxes for which a Lender or Agent receives indemnity payments or additional amounts pursuant to this Section 3.01; provided that no such Agent or Lender shall be required to comply unless (i) it is not prohibited by any applicable Law from complying, (ii) such compliance will not result in any prejudice to its interest (other than any de minimis prejudice), (iii) Borrower has provided the required forms or documentation to such Agent or Lender reasonably in advance of the deadline for the filing or submission of such forms or other documentation with such forms duly completed by the Borrower with such information available to the Borrower, and (iv) Borrower shall be responsible for all reasonable costs and expenses incurred by such Agent or Lender in connection with such compliance.

(e) Each Agent or Lender (including an Assignee to which a Lender assigns its interest in accordance with Section 11.07) that is a “United States person” (within the meaning of Section 7701(a)(3) of the Code) (each a “U.S. Lender”) agrees to complete and deliver to the Borrower and the Administrative Agent an accurate, complete and original signed Internal Revenue Service Form W-9 or successor form certifying that such Agent or Lender is not subject to United States federal backup withholding tax (i) on or prior to the Closing Date (or on or prior to the date on which it becomes a party to this Agreement), (ii) on or before the date on which such form expires or becomes obsolete, (iii) after the occurrence of a change in the Agent’s or Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Borrower and the Administrative Agent, and (iv) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent.

(f) Notwithstanding anything else herein to the contrary and for the avoidance of doubt, if a Lender or an Agent is subject to United States federal withholding tax at a rate in excess of zero percent at the time when such Lender or such Agent first becomes a party to this Agreement (or changes its place of organization or its place of doing business, or designates a new Lending Office other than at the written request of the Borrower to change such Lending Office), such withholding tax (including additions to tax, penalties and interest imposed with respect to such withholding tax) shall be considered excluded from Taxes. Further, the Borrower shall not be required pursuant to this Section 3.01 to pay any additional amount to, or to indemnify, any Lender or Agent, as the case may be, to the extent that such Lender or such Agent becomes subject to Taxes subsequent to the Closing Date (or, if later, the date such Lender or Agent becomes a party to this Agreement) as a result of a change in the place of organization or place of doing business of such Lender or Agent or a change in the Lending Office of such Lender (other than at the written request of the Borrower to change such Lending Office).

(g) Notwithstanding anything else herein, the Borrower shall not be required pursuant to this Section 3.01 to pay any additional amount for or on an account of any United States tax imposed under FATCA, in respect of a payment made hereunder after December 31, 2013 that would not have been imposed but for a failure by the Lender or any other legal or beneficial holder or any foreign financial institution through which payments under this Agreement are made to comply with any applicable certification, documentation, information or other reporting requirement if such compliance is required by FATCA as a precondition to relief or exemption from such United States tax.

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(h) The Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise, property, intangible or mortgage recording taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document excluding, in each case, such amounts that result from an Assignment and Assumption, grant of a Participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document, except to the extent that any such change is requested or required in writing by the Borrower (all such non-excluded taxes described in this Section 3.01(h) being hereinafter referred to as “Other Taxes”).

(i) If any Taxes or Other Taxes are directly asserted against any Agent or Lender with respect to any payment received by such Agent or Lender in respect of any Loan Document, such Agent or Lender may pay such Taxes or Other Taxes and the Borrower will promptly pay such additional amounts so that each of such Agent and such Lender receives an amount equal to the sum that it would have received had no such Taxes or Other Taxes been asserted. Payments under this Section 3.01(i) shall be made within fifteen (15) Business Days after the date on which the Borrower receives written demand for payment from such Agent or Lender, such written demand shall include a copy of the notice of assessment or other evidence of the requirement to pay such amount received from the relevant taxing authority.

(j) An Assignee or Participant shall not be entitled to receive any greater payment under Section 3.01 than the applicable Lender would have been entitled to receive with respect to the interest subject to the Assignment or the participation sold to such Participant at the time of the Assignment or the sale of the Participation, unless the Assignment or the sale of the participation to such Participant is made with the Borrower’s prior written consent.

(k) If any Lender or Agent determines, in its sole good faith discretion, that it has received or realized any refund, whether directly or through any reduction of, or credit against its tax liabilities due to such refund, which refund, reduction or credit is attributable to (in the good faith judgment of such Lender or Agent) Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it pursuant to this Section 3.01, such Lender of Agent shall promptly remit an amount equal to such refund or reduction or credit(but only to the extent of indemnity payments made, or additional amounts paid to the Lender or Agent under this Section 3.01 with respect to the Taxes or Other Taxes giving rise to such refund, reduction or credit plus any interest included in such amount by the relevant taxing authority attributable thereto) to the Borrower, net of all reasonable, documented out of pocket expenses of the Lender or Agent, as the case may be, and without interest (other than any interest paid by the relevant taxing authority with respect to such amount); provided that the Borrower, upon the request of the Lender or Agent, as the case may be, agrees promptly to return such amount to such party in the event such party is required to repay such amount to the relevant taxing authority. Such Lender or Agent, as the case may be, shall provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such amount received from the relevant taxing authority (provided that such Lender or Agent may delete any

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information therein that such Lender or Agent deems confidential in its reasonable discretion). The parties hereto agree that any position taken on the tax returns of the Lender and Agent shall be within their sole good faith discretion and neither the Lender nor Agent shall be under any obligation to disclose any tax return or filing or related document to anyone as a result of this Section 3.01(k).

(l) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or (h) with respect to such Lender it will, if requested by the Borrower, use commercially reasonable efforts (subject to legal and regulatory restrictions) to mitigate the effect of any such event, including by designating another Lending Office for any Loan or Letter of Credit affected by such event and by completing and delivering or filing any tax related forms which would reduce or eliminate any amount of Taxes or Other Taxes required to be deducted or withheld or paid by Borrower; provided that such efforts are made on terms that, in the sole good faith judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no economic, legal or regulatory disadvantage unless such disadvantage is de minimis, and provided further that nothing in this Section 3.01(l) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.01(a) or (h).

(m) The Borrower and Administrative Agent may deduct and withhold any taxes required by any Laws to be deducted and withheld from any payment under any of the Loan Documents.

(n) The agreements in this Section 3.01 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

SECTION 3.02 Illegality. If after the Closing Date, any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund any Eurocurrency Rate Loans, or to determine or charge interest rates based upon the applicable Eurocurrency Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue any affected Eurocurrency Rate Loans or to convert Base Rate Loans to such Eurocurrency Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (subject to Section 3.05) and shall upon demand from such Lender (with a copy to the Administrative Agent), prepay or, (i) if applicable, convert all then outstanding affected Eurocurrency Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate) or (II) if applicable and such Loans are denominated in an Alternative Currency, to the extent the applicable Borrower and all Appropriate Lenders agree, convert such Loans to Loans bearing interest at an alternative rate mutually acceptable to the applicable Borrower and all of the Appropriate Lenders, in each case, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the Borrower shall also

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pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

SECTION 3.03 Inability to Determine Rates. If the Required Lenders reasonably determine, in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof, that by reason of any changes affecting the applicable interbank Eurocurrency market adequate and fair means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or that the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or that deposits are not being offered to banks in the relevant interbank market for the applicable amount and the Interest Period of such Eurocurrency Rate Loan, in each case due to circumstances arising on or after the date hereof, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain any affected Eurocurrency Rate Loans in the affected currency or currencies shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, subject to Section 3.05, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein (or, in the case of a pending request for a Loan denominated in an Alternative Currency, the Borrower and the Lenders may establish a mutually acceptable alternative rate).

SECTION 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans.

(a) If any Lender reasonably determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the date hereof, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of make or making, funding or maintaining Eurocurrency Rate Loans or issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes covered by Section 3.01, or which would have been so covered but for an exclusion included therein, (ii) the imposition of, or any change in the rate of, any taxes payable by such Lender, (iii) reserve requirements contemplated by Section 3.04(c) and (iv) the requirements of the Bank of England and the Financial Services Authority or the European Central Bank reflected in the Mandatory Cost, other than as set forth below) or the Mandatory Cost, as calculated hereunder, does not represent the cost to such Lender of complying with the requirements of the Bank of England and/or the Financial Services Authority or the European Central Bank in relation to its making, funding or maintaining of Eurocurrency Rate Loans, then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased costs

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actually incurred or reduction actually suffered or, if applicable, the portion of such cost that is not represented by the Mandatory Cost. At any time that any Eurocurrency Rate Loan is affected by the circumstances described in this Section 3.04(a), the Borrower may, subject to Section 3.05, either (i) if the affected Eurocurrency Rate Loan is then being made pursuant to a Borrowing, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower receives any such demand from such Lender or (ii) if the affected Eurocurrency Rate Loan is then outstanding, upon at least three Business Days’ notice to the Administrative Agent, require the affected Lender to convert such Eurocurrency Rate Loan into a Base Rate Loan, if applicable.

(b) If any Lender reasonably determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, in each case after the date hereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or such corporation controlling such Lender could have achieved but for such introduction or change (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall promptly pay to such Lender such additional amounts as will reasonably compensate such Lender for such reduction actually suffered.

(c) The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits, additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided that the Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice. Notwithstanding the foregoing, the Borrower shall not be required to compensate a Lender pursuant to this Section 3.04 for any increased costs incurred or reductions suffered more than one-hundred and twenty (120) days prior to the date that such Lender notifies the Borrower of such increased costs or reductions; provided that, if the Law giving rise to such increased costs or reductions is retroactive, then the one-hundred and twenty-day (120-day) period referred to above shall be extended to include the period of retroactive effect thereof.

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(d) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.04(d) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(a), (b), (c) or (d).

(e) Notwithstanding any other provision of this Section 3.04, no Lender shall demand compensation for any increased costs under this Section 3.04 if it shall not be the general policy or practice of such Lender to demand such compensation in similar circumstances and unless such demand is generally consistent with such Lender’s treatment of comparable borrowers of such Lender in the United States with respect to similarly affected commitments or loans.

(f) Notwithstanding anything in this Agreement to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change after the Closing Date in a requirement or interpretation of law or governmental rule, regulation or order, regardless of the date enacted, adopted, issued or implemented for all purposes under or in connection with this Agreement (including this Section 3.04 and Section 3.05).

SECTION 3.05 Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Eurocurrency Rate Loan on a day other than the last day of the Interest Period for such Loan; or

(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurocurrency Rate Loan on the date or in the amount notified by the Borrower;

including any loss or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of funds obtained by it to maintain such Eurocurrency Rate Loan or from fees payable to terminate the deposits from which such funds were obtained.

SECTION 3.06 Matters Applicable to All Requests for Compensation.

(a) Any Agent or Lender claiming compensation under this Article III shall deliver a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or Lender may use any reasonable averaging and attribution methods.

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(b) With respect to any Lender’s claim for compensation under Sections 3.01, 3.02, 3.03 or 3.04, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another Eurocurrency Rate Loans, or to convert Base Rate Loans into Eurocurrency Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

(c) If the obligation of any Lender to make or continue from one Interest Period to another any Eurocurrency Rate Loan, or to convert Base Rate Loans into Eurocurrency Rate Loans shall be suspended pursuant to Section 3.06(b) hereof, such Lender’s Eurocurrency Rate Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurocurrency Rate Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.01, 3.02, 3.03 or 3.04 hereof that gave rise to such conversion no longer exist:

(i) to the extent that such Lender’s Eurocurrency Rate Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Eurocurrency Rate Loans shall be applied instead to its Base Rate Loans; and

(ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Eurocurrency Rate Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into Eurocurrency Rate Loans shall remain as Base Rate Loans.

(d) If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.01, 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s Eurocurrency Rate Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency Rate Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

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SECTION 3.07 Replacement of Lenders under Certain Circumstances.

(a) If at any time (i) any Lender requests reimbursement for amounts owing pursuant to Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make Eurocurrency Rate Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Borrower may, on ten (10) Business Days’ prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 11.07(b) (at the sole cost and expense of the Borrower, including the payment of any processing or recordation fee by the Borrower in each instance) all of its rights and obligations under this Agreement (or, with respect to clause (iii) above, all of its rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver or amendment) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person; and provided further that (A) in the case of such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payment and (B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents. No such replacement shall be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

(b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, and (ii) deliver any Notes evidencing such Loans to the Borrower or Administrative Agent (or a lost or destroyed note indemnity in lieu thereof). Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (B) all obligations of the Borrower owing to the assigning Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such assignment and assumption and (C) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.

(c) Notwithstanding anything to the contrary contained above, any Lender that acts as a L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 10.09.

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(d) In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 11.01 or all the Lenders with respect to a certain Class or Classes of the Loans and (iii) the Required Lenders (or, in the case of any such consent, waiver or amendment requiring the agreement of all the Lenders with respect to a certain Class of Loans, the Majority Lenders with respect to such Class) have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender”; provided that the term “Non-Consenting Lender” shall also include (x) any Lender that rejects (or is deemed to reject) an Extension Request under Section 2.16, which Extension Request has been accepted under Section 2.16 by at least the Majority Lenders of the respective Class of Existing Loans which are to be extended pursuant to such Extension Request and (y) any Lender that does not elect to become a Lender in respect of any Credit Agreement Refinancing Indebtedness pursuant to Section 2.15.

SECTION 3.08 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV

Conditions Precedent to Credit Extensions

SECTION 4.01 Conditions to Initial Credit Extension. The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is subject to satisfaction of the following conditions precedent, except as otherwise agreed between the Borrower and the Administrative Agent or as provided in Schedule 6.12 (notwithstanding the provisions of Section 11.01):

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i) executed counterparts of the Amendment and Restatement Agreement and the Guaranty;

(ii) a Note executed by the Borrower in favor of each Lender that has requested a Note at least two Business Days in advance of the Closing Date;

(iii) each Collateral Document required to be executed on the Closing Date, duly executed by each Loan Party thereto, together with:

(A) certificates, if any, representing the Pledged Equity referred to therein and required therein to be delivered, accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt endorsed in blank;

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(B) to the extent required under the Collateral and Guarantee Requirement, opinions of local counsel for the Loan Parties in states in which the Mortgaged Properties are located, with respect to the enforceability and perfection of the Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent; and

(C) evidence that all other actions, agreements, recordings and filings that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(iv) such certificates of good standing from the applicable secretary of the state of organization of each Loan Party, such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date;

(v) (i) an opinion from Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties substantially in the form of Exhibit H-1 and (ii) an opinion from Young Conaway Stargatt & Taylor, LLP, Delaware counsel to the Loan Parties substantially in the form of Exhibit H-2;

(vi) a certificate attesting to the Solvency of the Borrower and its Restricted Subsidiaries (taken as a whole) on the Closing Date after giving effect to the Transaction, from the Chief Financial Officer of the Borrower;

(vii) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect and that the Administrative Agent has been named as loss payee and/or additional insured, as applicable, under each insurance policy with respect to such insurance as to which the Administrative Agent shall have requested to be so named;

(viii) a Committed Loan Notice and/or Letter of Credit Application, as applicable, relating to the initial Credit Extensions;

(ix) copies of a recent Lien and judgment search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties; and

(x) an Intercompany Note duly executed by each Loan Party.

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(b) All fees and expenses required to be paid to the Lenders and the Agents hereunder and invoiced on or before the Closing Date shall have been paid in full in cash or directed by the Borrower to be paid with the proceeds of the Term Loans or Revolving Credit Loans made on the Closing Date.

(c) The Joint Lead Arrangers shall have received on or prior to the Closing Date all documentation and other information reasonably requested in writing by them at least five Business Days prior to the Closing Date in order to allow the Arrangers and the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

SECTION 4.02 Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c) The Administrative Agent and, if applicable, the relevant L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

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ARTICLE V

Representations and Warranties

The Borrower represents and warrants to the Agents and the Lenders that:

SECTION 5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Material Subsidiaries that are Restricted Subsidiaries (a) is a Person duly organized or formed, validly existing and in good standing (to the extent such concept exists), under the Laws of the jurisdiction of its incorporation or organization, (b) has all corporate or other organizational power and authority to (i) own its assets and carry on its business as currently conducted and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (to the extent such concept exists) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in material compliance with all applicable Laws (including the USA Patriot Act, the FCPA and OFAC Regulations), writs, injunctions and orders, except in such instances in which such Law, writ, injunction or order is being contested in good faith by appropriate proceedings diligently conducted, and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case (other than clause (a) as it relates to the good standing of the Borrower) to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party are within such Loan Party’s corporate and other powers and have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party will (a) contravene the terms of any of such Person’s Organization Documents or (b) violate any applicable material Law; except in the case of this clause (b) to the extent that such violation or contravention would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.03 Governmental Authorization. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, notices, filings or other actions which have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations, notices, filings or other actions, the failure of which to obtain, take, give or make would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is party thereto in accordance with its terms,

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except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity, (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries (provided that, for the avoidance of doubt, no Loan Party shall have any obligation to create or perfect the Liens under foreign Laws).

SECTION 5.05 Financial Statements; No Material Adverse Effect.

(a) The Audited Financial Statements and the Unaudited Financial Statements fairly present in all material respects the financial condition of Holdings and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein and subject, in the case of the Unaudited Financial Statements, if any, to changes resulting from audit, normal year-end audit adjustments and the absence of footnotes.

(b) Since December 31, 2011, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

(c) The forecast financial information of Holdings and its Subsidiaries for each fiscal year ending after the Closing Date until year end 2016, included in diligence and lender presentations provided to Administrative Agent prior to the Closing Date, have been prepared in good faith on the basis of the assumptions believed to be reasonable at the time made, it being understood that projections as to future events are not to be viewed as facts and actual results may vary materially from such forecasts.

SECTION 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of the Restricted Subsidiaries that either individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

SECTION 5.07 Ownership of Property; Liens. Each Loan Party and each of its Restricted Subsidiaries has good record and indefeasible title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for (i) minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes, (ii) Liens permitted by Section 7.01 and (iii) where the failure to have such title or other interest would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 5.08 Environmental Matters.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Loan Party and each of its Restricted Subsidiaries is in compliance with all Environmental Laws in all jurisdictions in which each

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Loan Party and each of its Restricted Subsidiaries, as the case may be, is currently doing business (including having obtained all Environmental Permits) and (ii) none of the Loan Parties or any of their respective Restricted Subsidiaries has become subject to any pending Environmental Claim, or, to the knowledge of the Borrower, received written notice of any Environmental Claim.

(b) None of the Loan Parties or any of their respective Restricted Subsidiaries has treated, stored, transported or disposed of Hazardous Materials at or from any currently or formerly operated real estate or facility relating to its business in a manner that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 5.09 Taxes. Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, Holdings, the Borrower and its Subsidiaries have timely filed all Federal and state and other tax returns and reports required to be filed, and have timely paid all Federal and state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets, otherwise due and payable, showing on such returns, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, there is no action, suit, proceeding, investigation, audit or claim now pending or threatened by any authority regarding any taxes relating to Holdings, the Borrower and its Subsidiaries except as set forth on Schedule 5.09(a).

SECTION 5.10 ERISA Compliance.

(a) Except as set forth in Schedule 5.10(a) or as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan (and each related trust, insurance contract or fund) is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws.

(b) No ERISA Event has occurred and is continuing within the immediately preceding six (6) years that would reasonably be expected to result in a Material Adverse Effect.

(c) Except where noncompliance or the incurrence of a material obligation would not reasonably be expected to result in a Material Adverse Effect, each Foreign Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders, and neither Holdings nor any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan.

SECTION 5.11 Subsidiaries. As of the Closing Date, Schedule 5.11 sets forth (a) the name and jurisdiction of each Subsidiary, (b) the ownership interest of Holdings, the Borrower and any other Subsidiary in each Subsidiary, including the percentage of such ownership, and (c) the identity of each Subsidiary whose Equity Interests are required to be pledged on the Closing Date pursuant to the Collateral and Guarantee Requirement.

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SECTION 5.12 Margin Regulations; Investment Company Act.

(a) No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U.

(b) No Loan Party is an “investment company” under the Investment Company Act of 1940, as amended.

SECTION 5.13 Disclosure. None of the factual information and data heretofore or contemporaneously furnished in writing by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make such factual information and data (taken as a whole), in the light of the circumstances under which it was delivered, not materially misleading as to the Borrower and its consolidated Subsidiaries taken together; it being understood that for purposes of this Section 5.13, such factual information and data shall not include projections and pro forma financial information or information of a general economic or general industry nature.

SECTION 5.14 Intellectual Property; Licenses, Etc. Each of the Loan Parties and their Restricted Subsidiaries owns, or has a valid license or right to use, all patents, patent rights, trademarks, service marks, trade names, copyrights, software, know-how database rights, licenses and other intellectual property rights (collectively, “IP Rights”), free and clear of all Liens (other than Liens permitted by Section 7.01), that are necessary for the operation of their respective businesses as currently conducted, except where the failure to have any such rights, either individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, the operation of the respective businesses of any Loan Party or Restricted Subsidiary as currently conducted does not infringe upon, misappropriate or violate any rights held by any Person except for such infringements, misappropriations or violations individually or in the aggregate, that would not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any IP Rights, is pending or, to the knowledge of the Borrower, threatened in writing against any Loan Party or Restricted Subsidiary, that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

SECTION 5.15 Solvency. On the Closing Date, the Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent.

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ARTICLE VI

Affirmative Covenants

So long as any Lender shall have any Commitment hereunder or any Loan or other Obligation hereunder (other than (i) contingent indemnification obligations as to which no claim has been asserted or (ii) Obligations under Secured Hedge Agreements and Cash Management Obligations) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized), the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to:

SECTION 6.01 Financial Statements. Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) within ninety (90) days after the end of each fiscal year of Holdings, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any going concern or like qualification or exception (other than with respect to or resulting from, (i) any potential inability to satisfy the financial covenant described in Section 8.01 in a future date or period or (ii) the fact that the final maturity date of any Loan or Commitment hereunder is less than one year after the date of such opinion) or any qualification or exception as to the scope of such audit;

(b) within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Holdings (commencing with the fiscal quarter ended March 31, 2013), a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter, and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Holdings as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of Holdings and its Subsidiaries in accordance with GAAP applicable to unaudited interim financial statements, subject only to changes resulting from audit, normal year-end adjustments and the absence of footnotes;

(c) within ninety (90) days after the end of each fiscal year (beginning with the fiscal year ending December 31, 2013) of Holdings, a reasonably detailed consolidated budget for the following fiscal year as customarily prepared by management

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of Holdings for its internal use (including a projected consolidated balance sheet of Holdings and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”),which Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material; and

(d) simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b), the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements.

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of Holdings and its Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect parent of Holdings that holds all of the Equity Interests of Holdings or (B) Holdings’ or such entity’s Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a parent of Holdings, such information is accompanied by consolidating information (which may be unaudited) that explains in reasonable detail the differences between the information relating to Holdings (or such parent), on the one hand, and the information relating to Holdings, the Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of Ernst & Young LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception (other than with respect to, or resulting from, (i) any potential inability to satisfy the financial covenant described in Section 8.01 in a future date or period or (ii) the fact that the final maturity date of any Loan or Commitment hereunder is less than one year after the date of such opinion) as to the scope of such audit.

SECTION 6.02 Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) no later than five (5) Business Days after the delivery of the financial statements referred to in Section 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of Holdings and, if such Compliance Certificate demonstrates an Event of Default specified in Section 9.01(b)(ii), Holdings may deliver, together with such Compliance Certificate, notice of its intent to cure (a “Notice of Intent to Cure”) such Event of Default pursuant to Section 9.04; provided that the delivery of a Notice of Intent to Cure shall in no way affect or alter the occurrence, existence or continuation of any such Event of Default or the rights, benefits, powers and remedies of the Administrative Agent and the Lenders under any Loan Document;

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(b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which Holdings files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.02;

(c) promptly after the furnishing thereof, copies of any material statements or material reports furnished to any holder of any class or series of debt securities of any Loan Party having an aggregate outstanding principal amount greater than the Threshold Amount or pursuant to the terms of any Junior Financing Documentation or Qualified Holding Company Debt, in each case, so long as the aggregate outstanding principal amount thereunder is greater than the Threshold Amount and not otherwise required to be furnished to the Administrative Agent pursuant to any other clause of this Section 6.02;

(d) together with the delivery of the financial statements pursuant to Section 6.01(a) and the corresponding Compliance Certificate pursuant to Section 6.02(a), (i) a report setting forth the information required by Section 3.03(c) of the Security Agreement or confirming that there has been no change in such information since the Closing Date or the date of the last such report) and (ii) a list of each Subsidiary of the Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate or a confirmation that there is no change in such information since the later of the Closing Date or the date of the last such list; and

(e) promptly, such additional information regarding the operations, business affairs or financial condition of any Loan Party or any Material Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(a) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

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SECTION 6.03 Notices. Promptly after a Responsible Officer obtaining actual knowledge thereof, notify the Administrative Agent:

(a) of the occurrence of any Default; and

(b) of, to the extent permissible by applicable law, (i) any dispute, litigation, investigation or proceeding between any Loan Party and any Governmental Authority, (ii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary, including pursuant to any applicable Environmental Laws or in respect of IP Rights, the occurrence of any noncompliance by any Loan Party or any of its Subsidiaries with, or liability under, any Environmental Law or Environmental Permit, or (iii) the occurrence of any ERISA Event that, in any such case, has resulted or would reasonably be expected to result in a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer (x) that such notice is being delivered pursuant to Section 6.03(a) or (b) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the relevant Loan Party has taken and proposes to take with respect thereto.

SECTION 6.04 Payment of Obligations. Pay, discharge or otherwise satisfy as the same shall become due and payable, all of its obligations and liabilities in respect of material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (i) any such tax, assessment, charge or levy is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established, if required, in accordance with GAAP or (ii) the failure to pay or discharge the same would not reasonably be expected to have a Material Adverse Effect.

SECTION 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Article VII and (b) take all reasonable action to maintain all corporate rights and privileges (including its good standing) except, in the case of clauses (a) or (b) (other than with respect to the preservation of the existence of the Borrower), (i) to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect or (ii) pursuant to a transaction permitted by Article VII. The foregoing shall not restrict in any way any conversion of a corporation, a limited liability company or any other entity to a different legal form at any time.

SECTION 6.06 Maintenance of Properties. Except if the failure to do so would not reasonably be expected to have a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted.

SECTION 6.07 Maintenance of Insurance. Maintain with insurance companies that the Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance and at least in

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such amounts (after giving effect to any self-insurance which the Borrower believes (in the good faith judgment of its management) is reasonable prudent in light of the size and nature of its business and the availability of insurance on a cost-effective basis) and against at least such risks (and with such risk retentions) as the Borrower believes (in the good faith judgment of its management) are reasonable and prudent in light of the size and nature of its business. If at any time any portion of a Mortgaged Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or any successor thereto or other applicable agency, the Borrower or the relevant Loan Party, as applicable, shall keep and maintain at all times flood insurance in an amount sufficient to comply with the rules and regulations promulgated under the National Flood Insurance Act of 1968 and Flood Disaster Protection Act of 1973, each as amended from time to time.

SECTION 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws (including Environmental Laws, the USA Patriot Act, the FCPA and OFAC Regulations) applicable to it or to its business or property, except if the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

SECTION 6.09 Books and Records. Maintain proper books of record and account, in a manner to allow financial statements to be prepared in all material respects in conformity with GAAP, in which entries shall be made of all material financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be (it being understood and agreed that Foreign Subsidiaries may maintain individual books and records in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization).

SECTION 6.10 Inspection Rights. Permit representatives of the Administrative Agent and of each Lender to visit and inspect any of its properties (subject to the rights of lessees or sublessees thereof and subject to any restrictions or limitations in the applicable lease, sublease or other written occupancy arrangement to which the Borrower or a Restricted Subsidiary is bound), to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (other than the records of the Board of Directors of such Loan Party or such Restricted Subsidiary) and to discuss its affairs, finances and accounts with its officers and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance written notice to the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than one (1) time during any calendar year absent the existence of an Event of Default and such exercise shall be at the Borrower’s expense; provided further that when an Event of Default exists, the Administrative Agent or any Lender (or any of its respective representatives) may do any of the foregoing as often as may be reasonably necessary at the expense of the Borrower at any time during normal business hours and upon reasonable advance written notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrower or any of the Restricted Subsidiaries will be required to

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disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product.

SECTION 6.11 Covenant to Guarantee Obligations and Give Security. At the Borrower’s expense, subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitation in any Collateral Document, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including:

(a) upon the formation or acquisition of any new direct or indirect wholly owned Material Domestic Subsidiary (in each case, other than an Unrestricted Subsidiary or an Excluded Subsidiary) by any Loan Party, the designation in accordance with Section 6.13 of any existing direct or indirect wholly owned Subsidiary as a Restricted Subsidiary and any wholly owned Domestic Subsidiary becoming a Material Domestic Subsidiary

(i) within sixty (60) days (or such greater number of days as specified below) after such formation, acquisition or designation (or such longer period as the Administrative Agent may agree in its sole discretion):

(A) cause each such Material Domestic Subsidiary that is required to become a Guarantor under the Collateral and Guarantee Requirement to furnish to the Administrative Agent a description of the Material Real Properties owned by such Material Domestic Subsidiary in detail reasonably satisfactory to the Administrative Agent;

(B) within ninety (90) days in the case of documents listed in Section 6.12(b) after such formation, acquisition or designation, cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent Mortgages with respect to any Material Real Property, Security Agreement Supplements, Intellectual Property Security Agreements (other than in respect of copyrights) and other security agreements and documents (including, with respect to Mortgages, the documents listed in Section 6.12(b)), as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Mortgages, Security Agreement, Intellectual Property Security Agreements (other than in respect of copyrights) and other Collateral Documents in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement;

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(C) cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to deliver any and all certificates representing its Equity Interests (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and instruments evidencing the intercompany Indebtedness held by such Material Domestic Subsidiary and required to be pledged pursuant to the Collateral Documents, indorsed in blank to the Administrative Agent;

(D) within ninety (90) days in the case of documents listed in Section 6.12(b) after such formation, acquisition or designation, take and cause such Material Domestic Subsidiary and each direct or indirect parent of such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to take whatever action (including the recording of Mortgages, the filing of Uniform Commercial Code financing statements and delivery of stock and membership interest certificates to the extent certificated) may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law),

(E) within sixty (60) days in the case of Intellectual Property Security Agreements in respect of U.S. copyright registrations and applications therefor, after such formation, acquisition or designation, cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent Intellectual Property Security Agreements in respect of such copyrights in form and substance consistent with the Intellectual Property Security Agreements in respect of copyrights in effect on the Closing Date, in each case granting Liens required by the Collateral and Guarantee Requirement, and

(ii) within sixty (60) days (or within ninety (90) days in the case of documents listed in Section 6.12(b)) after the reasonable request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its sole discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request; provided that, notwithstanding the foregoing, any such opinion shall not be required to be delivered prior to the expiration of the 60-day period specified in clause (i) above or, if earlier, the date on which the requirements specified in sub-paragraphs (A) through (D) of clause (i) above have been satisfied,

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(b) after the Closing Date, within ninety (90) days (or such longer period as the Administrative Agent may agree in its sole discretion) after the acquisition of any Material Real Property by any Loan Party other than Holdings, and such Material Real Property shall not already be subject to a perfected Lien pursuant to the Collateral and Guarantee Requirement, the Borrower shall give notice thereof to the Administrative Agent and promptly thereafter shall cause such Material Real Property to be subjected to a Lien to the extent required by the Collateral and Guarantee Requirement and will take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, including, as applicable, the actions referred to in Section 6.12(b).

SECTION 6.12 Further Assurances and Certain Post-Closing Obligations. Subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitations in any Collateral Document:

(a) Promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents.

(b) In the case of any Material Real Property, provide the Administrative Agent with Mortgages with respect to such owned real property within ninety (90) days (or such longer period as the Administrative Agent may agree in its sole discretion) of the acquisition of such real property in each case together with:

(i) evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem reasonably necessary or desirable in order to create a valid and subsisting perfected Lien on the property and/or rights described therein in favor of the Administrative Agent for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(ii) fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or the equivalent or other form available in each applicable jurisdiction (the “Mortgage Policies”) in form and substance, with endorsements available in the applicable jurisdiction and in amount, reasonably acceptable to the Administrative Agent (not to exceed the value (as reasonably determined by the Borrower) of the real properties covered thereby), issued, coinsured and reinsured by title insurers reasonably acceptable to the Administrative Agent, insuring the Mortgages to be

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valid subsisting Liens on the property described therein, subject only to Liens permitted by Section 7.01, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents) and such coinsurance and direct access reinsurance as the Administrative Agent may reasonably request and is available in the applicable jurisdiction;

(iii) opinions of local counsel for the Loan Parties in states in which the Material Real Properties are located, to the extent reasonably required by the Administrative Agent, with respect to the enforceability and perfection of the Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent; and

(iv) such other evidence that all other actions that the Administrative Agent may reasonably deem necessary or desirable in order to create valid and subsisting Liens on the property described in the Mortgages has been taken.

Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, the parties hereto acknowledge and agree that within the time periods set forth in Schedule 6.12, or within such longer period or periods that the Administrative Agent in its sole discretion may permit, the Loan Parties shall comply with the obligations set forth on Schedule 6.12.

SECTION 6.13 Designation of Subsidiaries. The Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default shall have occurred and be continuing, (ii) other than for purposes of designating a Restricted Subsidiary as an Unrestricted Subsidiary that is a Securitization Subsidiary in connection with the establishment of a Qualified Securitization Financing, immediately after giving effect to such designation, the Borrower shall be in compliance with the financial covenant set forth in Article VIII (whether or not then in effect at such time) (calculated on a Pro Forma Basis) (and, as a condition precedent to the effectiveness of any such designation, the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating satisfaction of such test) and (iii) no Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of any Junior Financing. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value of the Borrower’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time. Notwithstanding anything to the contrary, a Restricted Subsidiary shall not be permitted to be designated as an Unrestricted Subsidiary if such Subsidiary does not substantially concurrently constitute or will not substantially concurrently constitute an “Unrestricted Subsidiary” under the Existing Senior Secured Notes Indenture.

SECTION 6.14 Use of Proceeds. The proceeds of any Credit Extension will be used in a manner consistent with the uses set forth in the preliminary statements to this Agreement.

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ARTICLE VII

Negative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) Obligations under Secured Hedge Agreements and Cash Management Obligations) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized), the Borrower shall not (and, solely with respect to Section 7.12, Holdings shall not), nor shall the Borrower permit any Restricted Subsidiaries to, directly or indirectly:

SECTION 7.01 Liens. Create, incur, assume or permit to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than the following:

(a) Liens created pursuant to any Loan Document;

(b) Liens existing on the date hereof; provided that any such Lien securing Indebtedness in excess of (x) $5,000,000 individually and (y) $25,000,000 in the aggregate (when taken together with all other Liens outstanding in reliance on this clause (b) that is not set forth on Schedule 7.01(b)) shall only be permitted in reliance on this clause (b) to the extent such Lien is listed on Schedule 7.01(b);

(c) Liens for taxes, assessments or governmental charges that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP;

(d) statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course, so long as, in each case, such Liens arise in the ordinary course of business;

(e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Restricted Subsidiaries;

(f) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

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(g) easements, covenants, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar encumbrances and minor title defects affecting real property that, in the aggregate, do not in any case materially and adversely interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole, and any other exception on the title polices issued in connection with the Mortgaged Property;

(h) Liens arising from judgments or orders for the payment of money not constituting an Event of Default under Section 9.01(g);

(i) Liens securing Indebtedness permitted under Section 7.03(e); provided that (A) such Liens attach concurrently with or within two hundred and seventy (270) days after the completion of the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens, (B) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, replacements thereof and additions and accessions to such property and the proceeds and the products thereof and customary security deposits and (C) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to such Capitalized Leases; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender;

(j) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business (including the provision of software under an open source license) which do not (i) interfere in any material respect with the business of the Borrower and its Subsidiaries, taken as a whole, or (ii) secure any Indebtedness;

(k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(l) Liens (i) of a collection bank arising under applicable law, including the Uniform Commercial Code, on items in the course of collection, (ii) attaching to commodity or securities trading accounts or other commodities or securities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of set off) and that are within the general parameters customary in the banking industry or arising pursuant to such banking or financial institution’s general terms and conditions;

(m) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02(j), Section 7.02(o) or Section 7.02(p), or other acquisition permitted hereunder, to be applied against the purchase price for such Investment or other acquisition or (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, to the extent such Investment, other acquisition or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

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(n) Liens on property of any Restricted Subsidiary that is not a Loan Party (including any Foreign Subsidiary) securing Indebtedness incurred pursuant to Section 7.03(b), Section 7.03(g), Section 7.03(n) or Section 7.03(u);

(o) Liens in favor of Holdings, the Borrower or a Restricted Subsidiary securing Indebtedness permitted under Section 7.03(d);

(p) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.13), in each case after the date hereof (other than Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary); provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) the Indebtedness secured thereby is permitted under Section 7.03(e), (g) or (u);

(q) any interest or title of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under leases or licenses entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(r) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(s) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02 and reasonable customary deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes;

(t) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of the Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

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(u) Liens solely on any cash earnest money deposits made by the Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(v) (i) Liens placed upon the Equity Interests of any Restricted Subsidiary acquired pursuant to a Permitted Acquisition or any other acquisition permitted hereunder to secure Indebtedness incurred pursuant to Section 7.03(g) in connection with such Permitted Acquisition or such other acquisition and (ii) Liens placed upon the assets of such Restricted Subsidiary and any of its Subsidiaries to secure Indebtedness (or to secure a Guarantee of such Indebtedness) incurred pursuant to Section 7.03(g) in connection with such Permitted Acquisition or such other acquisition;

(w) ground leases in respect of real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located;

(x) Liens arising from precautionary Uniform Commercial Code (or equivalent statutes) financing statement or similar filings;

(y) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(z) [Reserved];

(aa) Liens on the Securitization Assets arising in connection with a Qualified Securitization Financing;

(bb) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole;

(cc) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(dd) Liens (including Liens on cash collateral) securing letters of credit in a currency other than Dollars permitted under Section 7.03(p) in an aggregate amount at any time outstanding not to exceed $50,000,000;

(ee) Liens, including Liens on the Collateral that are junior in priority to the Liens securing the Obligations, securing Indebtedness permitted under Section 7.03(v); provided, that, on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness the Senior Secured Net Leverage Ratio would be no greater than 5.0:1.0; provided, further that in the case of any Liens on the Collateral permitted under this clause (ee), the Administrative Agent shall enter into a collateral sharing agreement containing customary terms with the Borrower and the Person or Persons extending any such Indebtedness (it being understood that the terms of the Intercreditor Agreement are satisfactory);

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(ff) the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (i), (p), (v) and (ee) of this Section 7.01; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03(e), and (B) proceeds and products thereof and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03;

(gg) other Liens securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed the greater of $200,000,000 and 3.0% of Total Assets;

(hh) Liens on Collateral securing Indebtedness consisting of (i) Existing Senior Secured Notes, Permitted First Lien Debt and Permitted Junior Priority Debt (including Liens on cash or Cash Equivalents in connection with the issuance thereof into escrow) and (ii) any Permitted Refinancing thereof; provided the requirements of the respective such defined terms are satisfied; and

(ii) Liens on the Collateral securing Indebtedness permitted under Section 7.03; provided that (i) such Liens shall be subordinated and junior in priority to the Liens on the Collateral in favor of the Administrative Agent under the Collateral Documents, (ii) on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness (if such Liens attach at the time of the incurrence of such Indebtedness) or after giving effect to the attachment of the Liens (if such Liens are granted subsequently to the incurrence of the Indebtedness secured by such Liens), the Senior Secured Net Leverage Ratio would be no greater than 5.0:1.0 and (iii) In the case of any Liens on the Collateral permitted under this clause (ii), the Administrative Agent shall enter into a collateral sharing agreement containing customary terms with the Borrower and the Person or Persons extending any such Indebtedness with such priority being on terms and pursuant to documentation reasonably satisfactory to the Administrative Agent (it being understood that the terms of the Intercreditor Agreement are satisfactory).

The expansion of obligations secured by Liens by virtue of accrual of interest, the accretion of accreted value, the payment of interest or dividends in the form of additional Indebtedness, amortization of original issue discount and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies will not be deemed to be an incurrence of Liens for purposes of this Section 7.01.

SECTION 7.02 Investments. Make any Investments, except:

(a) Investments by the Borrower or any of the Restricted Subsidiaries in assets that were Cash Equivalents when such Investment was made;

(b) loans or advances to, or guarantees of Indebtedness of, officers, directors and employees of Holdings (or any direct or indirect parent thereof), the Borrower and

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the Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of Holdings (or any direct or indirect parent thereof; provided that the amount of such loans and advances used to acquire such Equity Interests shall be contributed to Holdings in cash) and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding at any time under this clause (iii) not to exceed $15,000,000;

(c) asset purchases (including purchases of inventory, supplies and materials) and the licensing or contribution of intellectual property pursuant to joint arrangements with other Persons, in each case in the ordinary course of business;

(d) Investments (i) by any Loan Party in any other Loan Party, (ii) by any Non-Loan Party in any other Non-Loan Party that is a Restricted Subsidiary, (iii) by any Non-Loan Party in any Loan Party and (iv) by any Loan Party in any Non-Loan Party that is a Restricted Subsidiary; provided that (A) any such Investments made pursuant to this clause (iv) in the form of intercompany loans shall be evidenced by notes that have been pledged (individually or pursuant to a global note) to the Administrative Agent for the benefit of the Lenders (it being understood and agreed that any Investments permitted under this clause (iv) that are not so evidenced as of the Closing Date are not required to be so evidenced and pledged until the date that is ninety (90) days after the Closing Date) and (B) (I) the aggregate amount of Investments made pursuant to this clause (iv) shall not exceed at any time outstanding $325,000,000 (provided that Investments made pursuant to Section 7.02(d)(iv)) may also be made out of the Available Amount) (II) any such Investment constitutes an exchange of Equity Interests of such Restricted Subsidiary for Indebtedness of such Subsidiary (or vice versa) or an equity contribution of intercompany Indebtedness to such Non-Loan Party, (III) the proceeds of any such Investment is part of a series of transactions that results in such proceeds’ being paid to one or more Loan Parties (as a repayment of intercompany Indebtedness or as a dividend, distribution or other return of capital or otherwise) or invested in one or more Loan Parties or (IV) any such Investment consists of the contribution of Equity Interests of any other Restricted Subsidiary that is not a Loan Party so long as the Equity Interests of the transferee Restricted Subsidiary is pledged to secure the Secured Obligations;

(e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(f) Investments consisting of Liens, Indebtedness (other than Indebtedness constituting Guarantees for the benefit of Business Successors), fundamental changes, Dispositions and Restricted Payments permitted under Sections 7.01, 7.03, 7.04, 7.05 and 7.06, respectively;

(g) Investments existing on the date hereof or made pursuant to legally binding written contracts in existence on the date hereof or contemplated on the date

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hereof and, in each case, set forth on Schedule 7.02(g) and any modification, replacement, renewal, reinvestment or extension of any of the foregoing; provided that the amount of any Investment permitted pursuant to this Section 7.02(g) is not increased from the amount of such Investment on the Closing Date except pursuant to the terms of such Investment as of the Closing Date or as otherwise permitted by this Section 7.02;

(h) Investments in Swap Contracts permitted under Section 7.03;

(i) promissory notes and other non-cash consideration received in connection with (x) Dispositions permitted by Section 7.05 or (y) any other disposition of assets not constituting a Disposition;

(j) the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a Restricted Subsidiary of the Borrower (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this clause (j) (each, a “Permitted Acquisition”), to the extent required by the Collateral and Guarantee Requirement and the Collateral Documents, the property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and each applicable Loan Party and any such newly created or acquired Subsidiary (and, to the extent required under the Collateral and Guarantee Requirement, the Subsidiaries of such created or acquired Subsidiary) shall be or become Guarantors and shall have complied or shall comply with the requirements of Section 6.11, within the times specified therein (for the avoidance of doubt, this clause (A) shall not override any provisions of the Collateral and Guarantee Requirement) and such acquired property, assets, business or Person is in a business permitted under Section 7.07;

(k) any Investment in a business permitted pursuant to Section 7.07 taken together with all other Investments made pursuant to this clause (k) that are at that time outstanding, not to exceed the greater of (x) $200,000,000 and (y) 4.0% of Total Assets at the time of such Investment; provided, however, that if any Investment pursuant to this clause (k) is made in any Person that is not a Restricted Subsidiary at the date of the making of such Investment and such Person becomes a Restricted Subsidiary after such date, such investment shall thereafter be deemed to have been made pursuant to clause (j) above and shall cease to have been made pursuant to this clause (k) for so long as such Person continues to be a Restricted Subsidiary;

(l) Investments in the ordinary course of business consisting of Uniform Commercial Code Article III endorsements for collection or deposit and Uniform Commercial Code Article IV customary trade arrangements with customers consistent with past practices;

(m) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

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(n) loans and advances to Holdings (or any direct or indirect parent thereof) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to Holdings (or such direct or indirect parent) in accordance with Section 7.06(f) or (g);

(o) additional Investments (i) that taken together with all other Investments made pursuant to this clause (i) that are at that time outstanding, not to exceed the greater of $400,000,000 and 5.0% of Total Assets or (ii) out of the Available Amount;

(p) Investments in any Subsidiary or joint venture (regardless of the legal form) having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (p) that are at that time outstanding, not to exceed in the aggregate at any time outstanding the greater of $75,000,000 and 1.0% of Total Assets;

(q) advances of payroll payments to employees in the ordinary course of business;

(r) Investments to the extent that payment for such Investments is made solely with Equity Interests of Holdings (or of any direct or indirect parent of Holdings after a Qualifying IPO of such direct or indirect parent);

(s) Investments held by a Restricted Subsidiary acquired after the Closing Date or of a Person merged into the Borrower or merged or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(t) Guarantees by the Borrower or any of the Restricted Subsidiaries of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(u) Investments consisting of purchases and acquisitions of assets or services in the ordinary course of business;

(v) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contracts;

(w) Investments by any Loan Party in any Restricted Subsidiary that is not a Loan Party in the ordinary course of business for working capital purposes in an aggregate amount at any time outstanding not to exceed $75,000,000;

(x) (i) Investments in a Securitization Subsidiary or any Investment by a Securitization Subsidiary in any other Person in connection with a Qualified

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Securitization Financing; provided, however, that any such Investment in a Securitization Subsidiary is in the form of a contribution of additional Securitization Assets or as equity, and (ii) distributions or payments of Securitization Fees and purchases of Securitization Assets pursuant to a Securitization Repurchase Obligation in connection with a Qualified Securitization Financing; and

(y) Investments made by any Restricted Subsidiary that is not a Loan Party to the extent such Investments are financed with the proceeds received by such Restricted Subsidiary from an Investment made pursuant to clauses (d)(iv), (j), (o) or (p) of this Section 7.02.

SECTION 7.03 Indebtedness. Create, incur, assume or permit to exist any Indebtedness, provided that the Borrower may incur Indebtedness and any Restricted Subsidiary may incur Indebtedness if the Interest Coverage Ratio for the most recently ended Test Period immediately preceding the date on which such additional Indebtedness is incurred would not be less than 2.0:1.0, determined on a Pro Forma Basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred and the application of the proceeds therefrom had occurred at the beginning of such Test Period; provided that Restricted Subsidiaries that are Non-Loan Parties may not incur Indebtedness pursuant to the foregoing exception in an aggregate principal amount (taken together with all other Indebtedness of Restricted Subsidiaries that are Non-Loan Parties incurred in reliance on Section 7.03(h)) at any time outstanding in excess of $250,000,000, determined at the time of incurrence. Except as otherwise noted, the limitations set forth in the immediately preceding sentence shall not apply to any of the following items:

(a) Indebtedness of the Borrower and the Restricted Subsidiaries under the Loan Documents (including any Indebtedness incurred pursuant to Sections 2.14, 2.15 and 2.16);

(b) (i) Indebtedness existing on the date hereof; provided that any Indebtedness that is in excess of (x) $5,000,000 individually or (y) $25,000,000 in the aggregate (when taken together with all other Indebtedness outstanding in reliance on this clause (b) that is not set forth on Schedule 7.03(b)) shall only be permitted under this clause (b) to the extent such Indebtedness is set forth on Schedule 7.03(b) and any Permitted Refinancing of such Indebtedness referred to in this clause (i) and (ii) intercompany Indebtedness outstanding on the date hereof;

(c) Guarantees by the Borrower and the Restricted Subsidiaries in respect of Indebtedness of the Borrower or any of the Restricted Subsidiaries otherwise permitted hereunder (except that a Restricted Subsidiary that is a Non-Loan Party may not, by virtue of this Section 7.03(c), Guarantee Indebtedness that such Restricted Subsidiary could not otherwise incur under this Section 7.03); provided that (A) no Guarantee by any Restricted Subsidiary of any Junior Financing shall be permitted unless such Restricted Subsidiary shall have also provided a Guarantee of the Obligations substantially on the terms set forth in the Guaranty and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;

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(d) Indebtedness of the Borrower or any of the Restricted Subsidiaries owing to Holdings, the Borrower or any other Restricted Subsidiary to the extent constituting an Investment permitted by Section 7.02; provided that all such Indebtedness incurred by any Loan Party and owed to any Restricted Subsidiary that is a Non-Loan Party shall be subordinated to the Obligations on customary terms (it being understood and agreed that any Indebtedness permitted under this clause (d) that is not already subordinated on such terms as of the Closing Date shall not be required to be so subordinated until the date that is ninety (90) days after the Closing Date);

(e) (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) to finance the purchase, lease or improvement of property (real or personal), equipment or other assets that in each case are used or useful in a business permitted under Section 7.07, whether through the direct purchase of assets or the Equity Interests of any Person owning such assets, (ii) Attributable Indebtedness arising out of sale and lease back transactions and (iii) Indebtedness arising under Capitalized Leases other than those in effect on the date hereof or entered into pursuant to subclauses (i) and (ii) of this clause (e), and in each case, any Permitted Refinancing in respect thereof; provided that the aggregate principal amount of all Indebtedness incurred or issued and outstanding under this clause (e), shall not exceed the greater of $150,000,000 and 3.0% of Total Assets (in each case, determined at the date of incurrence) at any one time outstanding;

(f) Indebtedness in respect of Swap Contracts designed to hedge against interest rates, foreign exchange rates or commodities pricing risks and not for speculative purposes and Guarantees thereof;

(g) Indebtedness of the Borrower or any Restricted Subsidiary (i) assumed in connection with any Permitted Acquisition or (ii) incurred to finance a Permitted Acquisition, in each case, that is unsecured or secured only by the assets or business acquired in the applicable Permitted Acquisition (including any acquired Equity Interests) (and any Permitted Refinancing of the foregoing) and so long as the aggregate principal amount of such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof at any time outstanding pursuant to this paragraph (g) does not exceed the greater of $125,000,000 and 2.5% of Total Assets;

(h) (i) Indebtedness of the Borrower or any Restricted Subsidiary (A) assumed in connection with any Permitted Acquisition or any other acquisition permitted pursuant to Section 7.02 or (B) incurred to finance a Permitted Acquisition or any other acquisition permitted pursuant to Section 7.02; provided that, in the case of clauses (A) and (B), after giving effect thereto, either (x) the Borrower would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the first sentence of Section 7.03 or (y) the Interest Coverage Ratio for the Borrower (determined on a Pro Forma Basis) is equal to or greater than the Interest Coverage Ratio immediately prior to such acquisition; provided, further, that Restricted Subsidiaries that are Non-Loan Parties may not incur

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Indebtedness pursuant to this clause (h) in an aggregate principal amount (when taken together with all other Indebtedness of Restricted Subsidiaries that are Non-Loan Parties incurred in reliance on the first sentence of Section 7.03) at any one time outstanding in excess of $250,000,000; and (ii) and any Permitted Refinancing in respect of Indebtedness previously incurred and permitted pursuant to this clause (h).

(i) Indebtedness representing deferred compensation to employees of the Borrower and the Restricted Subsidiaries incurred in the ordinary course of business;

(j) Indebtedness to current or former officers, directors, managers, consultants and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of Holdings (or any direct or indirect parent thereof) permitted by Section 7.06;

(k) Indebtedness incurred by the Borrower or any of the Restricted Subsidiaries in a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in each case to the extent constituting indemnification obligations or obligations in respect of purchase price (including earn-outs) or other similar adjustments;

(l) Indebtedness consisting of obligations of the Borrower and the Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Original Transaction and Permitted Acquisitions or any other Investment expressly permitted hereunder;

(m) Cash Management Obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements in the ordinary course of business and any Guarantees thereof;

(n) Indebtedness of the Borrower or any Restricted Subsidiary

(i) in an aggregate principal amount or liquidation preference up to 100.0% of the amount of any capital contributions or Net Cash Proceeds from Permitted Equity Issuances (or issuances of debt securities that have been converted into or exchanged for Qualified Equity Interests) (other than Permitted Equity Issuances made pursuant to Section 9.04(a)) received or made by the Borrower (or any direct or indirect parent thereof and contributed by such parent to the Borrower) during the period from and including the Business Day immediately following the Closing Date (as determined in accordance with clause (iv) of the definition of “Available Amount”) and Permitted Refinancings of such Indebtedness incurred, issued or otherwise obtained to refinance (in whole or in part) such Indebtedness (minus the amount of any such capital contributions used to make Restricted Payments pursuant to Section 7.06); and

(ii) in an aggregate principal amount not to exceed the greater of $350,000,000 and 5.0% of Total Assets at any time outstanding; provided that the amount of such Indebtedness incurred by Restricted Subsidiaries that are Non- Loan Parties shall not exceed the greater of $300,000,000 and 4.5% of Total Assets at any time outstanding;

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(o) Indebtedness consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(p) Indebtedness incurred by the Borrower or any of the Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; provided that any reimbursement obligations in respect thereof are reimbursed within 30 days following the incurrence thereof;

(q) obligations in respect of self-insurance and performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of the Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice;

(r) Indebtedness incurred by a Securitization Subsidiary in a Qualified Securitization Financing that is not recourse (except for Standard Securitization Undertakings) to the Borrower or any of the Restricted Subsidiaries;

(s) Indebtedness of the Borrower (which may be guaranteed by one or more Guarantors) in respect of one or more series of senior unsecured notes or loans or senior secured notes or loans that will be secured by the Collateral (A) on a pari passu basis with the Liens securing the Obligations or (B) on a subordinated or junior basis to the Liens securing the Obligations, in each case that are issued or made in lieu of Incremental Revolving Credit Loans, Revolving Credit Commitment Increases, Incremental Term Loans and/or Term Commitment Increases pursuant to an indenture, a note purchase agreement, a loan agreement or otherwise and Permitted Refinancings thereof (the “Additional Notes”); provided that (1) the scheduled amortization applicable to such Additional Notes shall not exceed 1% per annum of the original aggregate principal amount of the respective Additional Notes at any time prior to the then Latest Maturity Date under this Agreement, (2) such Additional Notes shall constitute either Permitted First Lien Debt, Permitted Junior Priority Debt or Permitted Unsecured Debt and shall meet the relevant requirements of such respective definition, (3) such Additional Notes are not scheduled to mature prior to the Latest Maturity Date then in effect, (4) the aggregate principal amount of all Incremental Revolving Credit Facilities, Incremental Term Facilities and Additional Notes incurred after the Closing Date would not exceed (x) $500,000,000 plus (y) an additional amount to the extent that the Senior Secured First-Lien Net Leverage Ratio (treating all such Incremental Revolving Credit Facilities, Incremental Term Facilities and Additional Notes as Senior Secured First-Lien Indebtedness solely for purposes of calculating such Senior Secured First-Lien Net

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Leverage Ratio even if such Indebtedness would not otherwise constitute Senior Secured First-Lien Indebtedness) on a Pro Forma Basis after giving effect to the incurrence of any such proposed Additional Notes and any related transactions (treating any proposed Incremental Revolving Credit Facilities and Additional Notes that are “revolving” in nature as fully drawn, but not including the proceeds of any proposed Incremental Revolving Credit Facilities, Incremental Term Facilities and Additional Notes in the amount of cash to be netted in calculating such ratio) would be less than or equal to 4.0:1.0 as of the end of the most recently ended Test Period, (5) at the time of such incurrence (except in the case of any extension, renewal, refinancing or replacement thereof that does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, renewed, refinanced or replaced) and immediately after giving effect thereto, the Borrower shall be in pro forma compliance with the Financial Performance Covenant as of the end of the most recent Test Period (regardless of whether such Financial Performance Covenant is applicable at such time), (6) such Additional Notes shall not be subject to any Guarantee by any Restricted Subsidiary other than a Loan Party, (7) no Event of Default would exist immediately after giving effect to such incurrence and (8) the documentation with respect to any Additional Notes contains no mandatory prepayment, repurchase or redemption provisions except with respect to change of control and asset sale offers that are customary for high yield notes of such type;

(t) Indebtedness consisting of the Existing Notes and any Permitted Refinancings thereof;

(u) Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this clause (u) and then outstanding, does not exceed $100,000,000;

(v) Permitted Junior-Priority Debt or Permitted Unsecured Debt incurred for the purpose of financing, or funding dividends to Holdings to finance, the redemption, repurchase or other retirement of the Existing 2016 Notes and any Permitted Refinancing thereof;

(w) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (v) above and (x) through (cc) below;

(x) Guarantees incurred in the ordinary course of business in respect of obligations to suppliers, customers, franchisees, lessors, licensees and sublicensees;

(y) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower or any Restricted Subsidiary consisting of the deferred purchase price of goods or services or progress payments in connection with such goods and services;

(z) Indebtedness in respect of (i) Permitted Subordinated Notes to the extent the Net Cash Proceeds therefrom are, except as set forth in Section 7.11(a), immediately

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after the receipt thereof, offered to prepay the Term Loans in accordance with Section 2.05(b) and (ii) any Permitted Refinancing in respect of Indebtedness previously incurred and permitted pursuant to this clause (z);

(aa) (i) Indebtedness that qualifies as Permitted First Lien Debt under clause (B)(ii) of the definition thereof, Permitted Junior Priority Debt under clause (ii) of the definition thereof, or Permitted Unsecured Debt under clause (ii) of the definition thereof; and (ii) any Permitted Refinancing in respect of Indebtedness previously incurred and permitted pursuant to this Section 7.03(aa); provided, that (A) upon the incurrence of any Indebtedness pursuant to this Section 7.03(aa), all repayments and commitment reductions required by Sections 2.05(b)(iv), 2.05(b)(viii) and 2.06(d) shall be made and (B) no Event of Default would exist immediately after giving effect to such incurrence;

(bb) Indebtedness supported by a Letter of Credit, in principal amount not in excess of the stated amount of such Letter of Credit; and

(cc) Indebtedness of the Borrower or any Restricted Subsidiary undertaken in connection with cash management and related activities with respect to any Subsidiary or joint venture in the ordinary course of business.

For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased.

For purposes of determining compliance with this Section 7.03, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (b) through (cc) above, the Borrower may, in its sole discretion, classify and reclassify or later divide, classify or reclassify such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses; provided that all Indebtedness outstanding under the Loan Documents will be deemed to have been incurred on such date in reliance only on the exception in clause (a) of Section 7.03.

The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed an incurrence of Indebtedness for purposes of this Section 7.03.

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SECTION 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:

(a) Holdings or any Restricted Subsidiary may merge or consolidate with the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction); provided that (x) the Borrower shall be the continuing or surviving Person, (y) such merger or consolidation does not result in the Borrower ceasing to be incorporated under the Laws of the United States, any state thereof or the District of Columbia and (z) in the case of a merger or consolidation of Holdings with and into the Borrower, no Existing 2016 Notes shall remain outstanding at the time of such merger or consolidation, Holdings shall have no direct Subsidiaries at the time of such merger or consolidation other than the Borrower and, after giving effect to such merger or consolidation, the direct parent of the Borrower shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent;

(b) (i) any Restricted Subsidiary that is a Non-Loan Party may merge or consolidate with or into any other Restricted Subsidiary of the Borrower that is a Non- Loan Party, (ii) any Restricted Subsidiary may merge or consolidate with or into any other Restricted Subsidiary of the Borrower that is a Loan Party, (iii) any merger the sole purpose of which is to reincorporate or reorganize a Loan Party in another jurisdiction in the United States shall be permitted (provided that the surviving Person shall be a Loan Party) and (iv) any Restricted Subsidiary may liquidate or dissolve or change its legal form if the Borrower determines in good faith that such action is in the best interests of the Borrower and its Subsidiaries and not materially disadvantageous to the Lenders;

(c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (i) the transferee must be a Loan Party or (ii) to the extent constituting an Investment or giving rise to the incurrence of Indebtedness, such Investment must be a permitted Investment in or such Indebtedness must be Indebtedness of a Restricted Subsidiary which is not a Loan Party in accordance with Sections 7.02 and 7.03, respectively;

(d) so long as no Default exists or would result therefrom, the Borrower may merge with any other Person; provided that (i) the Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Borrower”), (A) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, (B) the Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have

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by a supplement to the Guaranty confirmed that its Guarantee shall apply to the Successor Borrower’s obligations under this Agreement, (D) each Loan Party, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, (E) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement and (F) the Borrower shall have delivered to the Administrative Agent an officer’s certificate, if requested by the Administrative Agent, and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement;

(e) so long as no Default exists or would result therefrom, any Restricted Subsidiary may merge or consolidate with any Person other than the Borrower (i) in order to effect an Investment permitted pursuant to Section 7.02 or (ii) for any other purpose; provided that (A) the continuing or surviving Person shall be a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 6.11; and (B) in the case of subclause (ii) only, (1) if the merger or consolidation involves a Guarantor and such Guarantor is not the surviving Person, the surviving Restricted Subsidiary shall expressly assume all the obligations of such Guarantor under this Agreement and the other Loan Documents to which the Guarantor is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and (2) the Borrower shall be in compliance with the financial covenant set forth in Article VIII to the extent then applicable (calculated on a Pro Forma Basis); and

(f) a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05.

SECTION 7.05 Dispositions. Make any Disposition, except:

(a) Dispositions of obsolete, worn out, used or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Borrower and the Restricted Subsidiaries;

(b) Dispositions of inventory and goods held for sale in the ordinary course of business and Dispositions of immaterial assets (including failing to pursue or allowing any registrations or any applications for registration of any IP Rights to lapse or go abandoned in the ordinary course of business if, in the Borrower’s reasonable opinion, such discontinuance is desirable in the conduct of its business);

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(c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are applied to the purchase price of such replacement property (which replacement property is actually promptly purchased);

(d) (i) Dispositions of property to Holdings, the Borrower or a Restricted Subsidiary; provided that if the transferor of such property is a Loan Party (A) the transferee thereof must be a Loan Party or (B) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 7.02; and (ii) Dispositions to Holdings, the Borrower or a Restricted Subsidiary constituting debt forgiveness;

(e) (i) Dispositions permitted by Sections 7.02, 7.04 and 7.06, Liens permitted by Section 7.01 and (ii) Dispositions of property by the Borrower or a Restricted Subsidiary pursuant to sale-leaseback transactions;

(f) Dispositions of Cash Equivalents;

(g) leases, subleases, licenses or sublicenses (including the provision of software under an open source license), in each case in the ordinary course of business;

(h) transfers of property subject to Casualty Events;

(i) Dispositions not otherwise permitted under this Section 7.05; provided that (A) the Borrower or Restricted Subsidiary, as the case may be, receives consideration at the time of such Disposition at least equal to the fair market value (such fair market value to be determined in good faith by the Borrower at the time of contractually agreeing to such Disposition) and (B) with respect to any Disposition pursuant to this clause (i) for a purchase price in excess of $75,000,000, the Borrower or any of the Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents); provided, however, that for the purposes of this clause (i), the following shall be deemed to be cash:

(A) any liabilities (as shown on Holdings’, the Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that (x) are assumed by the transferee with respect to the applicable Disposition or (y) that are otherwise cancelled or terminated in connection with the transaction with such transferee (other than intercompany debt owed to the Borrower or its Restricted Subsidiaries) and, in each case, for which the Borrower and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing,

(B) any securities, notes or other obligations received by the Borrower or the applicable Restricted Subsidiary from such transferee that are converted by such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition,

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(C) Indebtedness of any Restricted Subsidiary that ceases to be a Restricted Subsidiary as a result of such Disposition (other than intercompany debt owed to the Borrower or any Restricted Subsidiary), to the extent that the Borrower and each other Restricted Subsidiary are released from any guarantee of payment of the principal amount of such Indebtedness in connection with such Disposition and

(D) (i) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, as determined by the Borrower in good faith, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (D) that is at that time outstanding, not in excess of 5.0% of Total Assets at the time of the receipt of such Designated Non-Cash Consideration, (ii) any Investment received by the Borrower or a Restricted Subsidiary that is treated as an Investment pursuant to Section 7.02(k), (o) or (p) or (iii) any Investment that the Borrower shall designate, solely for the purposes of this Section 7.05(i) as a Restricted Payment pursuant to Section 7.06(n), in each case with the fair market value of each item of Designated Non-Cash Consideration, Investment or Restricted Payment being measured at the time received and without giving effect to subsequent changes in value;

(j) Dispositions listed on Schedule 7.05(j) (“Scheduled Dispositions”);

(k) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(l) Dispositions, discounts or forgiveness of accounts receivable in connection with the collection or compromise thereof;

(m) any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

(n) to the extent allowable under Section 1031 of the Code (or comparable or successor provision), any exchange of like property (excluding any boot thereon permitted by such provision) for use in any business conducted by the Borrower or any of its Restricted Subsidiaries that is not in contravention of Section 7.07;

(o) the unwinding of any Swap Contract;

(p) any Disposition of Securitization Assets to a Securitization Subsidiary;

(q) any surrender or waiver of contract rights or the settlement, release or surrender of contract rights or other litigation claims in the ordinary course of business;

(r) the issuance of directors’ qualifying shares and shares issued to foreign nationals as required by applicable law; and

(s) the sale or discount of inventory, accounts receivable or notes receivable in the ordinary course of business or the conversion of accounts receivable to notes receivable.

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To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

SECTION 7.06 Restricted Payments. Pay or make, directly or indirectly, any Restricted Payment, except:

(a) each Restricted Subsidiary may make Restricted Payments to the Borrower and to its other Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the Borrower and any of its other Restricted Subsidiaries and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests);

(b) the Borrower may (i) redeem in whole or in part any of its Equity Interests for another class of Equity Interests or rights to acquire its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests, provided that any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such other class of Equity Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby or (ii) the Borrower and each of its Restricted Subsidiaries may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person; provided that after giving effect to any action pursuant to clause (i) and (ii) above, the same percentage of the Equity Interests of the Borrower or the respective Restricted Subsidiary are pledged pursuant to the Collateral Documents as were so pledged immediately prior thereto;

(c) [Reserved];

(d) to the extent constituting Restricted Payments, the Borrower and the Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02, 7.04, 7.08 or 7.11;

(e) repurchases of Equity Interests in Holdings deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants or required withholding taxes on such repurchases;

(f) so long as no Event of Default has occurred and is continuing at such time, the Borrower may pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of Holdings (or of any such direct or indirect parent of

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Holdings) by any future, present or former employee, director, consultant or distributor (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of Holdings (or any direct or indirect parent company of the Borrower) or any of its Subsidiaries so long as such purchase is pursuant to an in accordance with the terms of any employee or director equity plan, employee or director stock option plan or any other employee or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director or consultant of Holdings (or any direct or indirect parent of Holdings) or any of its Subsidiaries;

(g) the Borrower may make Restricted Payments to Holdings or to any direct or indirect parent of Holdings:

(i) the proceeds of which will be used to pay the tax liability to each foreign, federal, state or local jurisdiction in respect of consolidated, combined, unitary or affiliated returns for such jurisdiction of Holdings (or such direct or indirect parent) attributable to the Borrower or its Subsidiaries determined as if the Borrower and its Subsidiaries filed separately;

(ii) the proceeds of which shall be used to pay operating costs and expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business, attributable to the ownership or operations of the Borrower and its Subsidiaries;

(iii) the proceeds of which shall be used to pay franchise taxes and other fees, taxes and expenses required to maintain its (or any of its direct or indirect parents’) corporate existence;

(iv) to finance any Investment permitted to be made pursuant to Section 7.02; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) the Borrower shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the Borrower or a Restricted Subsidiary or (2) the merger (to the extent permitted in Section 7.04) of the Person formed or acquired into the Borrower or a Restricted Subsidiary in order to consummate such Permitted Acquisition, in each case, in accordance with the requirements of Section 6.11;

(v) the proceeds of which shall be used to pay costs, fees and expenses (other than to Affiliates) related to any equity or debt offering permitted by this Agreement (whether or not successful); and

(vi) the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers and employees of Holdings or any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries;

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(h) the Borrower or any of the Restricted Subsidiaries may (a) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition and (b) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms;

(i) Restricted Payments may be made to Holdings to finance (a) the redemption, repurchase or other retirement of the Existing 2016 Notes and (b) any regularly scheduled principal and interest and mandatory prepayments, fees and expenses payable in respect of the Existing 2016 Notes;

(j) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration (i) such payment would have complied with the provisions of this Agreement and (ii) no Event of Default occurred and was continuing;

(k) the declaration and payment of dividends on the Borrower’s common stock following the first public offering of the Borrower’s common stock (or the payment of dividends to any direct or indirect parent company of the Borrower to fund a payment of dividends on such company’s common stock), or the common stock of any of its direct or indirect parents after the Closing Date, of up to 6% per annum of the net proceeds received by or contributed to the Borrower in or from any such public offering, other than public offerings with respect to the Borrower’s common stock registered on Form S-4 or Form S-8;

(l) payments made or expected to be made by the Borrower or any of the Restricted Subsidiaries in respect of withholding or similar Taxes payable by any of their respective future, present or former employees, directors, managers or consultants (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) and any repurchases of their respective Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options;

(m) [Reserved];

(n) other Restricted Payments (i) in an aggregate amount, together with the aggregate amount of (1) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings made pursuant to Section 7.11(a)(iv)(A), (2) loans and advances to Holdings or any direct or indirect parent of Holdings made pursuant to Section 7.02(n) in lieu of Restricted Payments permitted by this clause (n)(i) and (3) Investments designated by the Borrower as a Restricted Payment pursuant to Section 7.05(i)(D), not to exceed the greater of (x) $175,000,000 and (y) (so long as at the time of incurrence and after giving Pro Forma Effect thereto, the Total Net Leverage Ratio would not exceed 6.0:1.0) 3.0% of Total Assets and (ii) out of the Available Amount; and

(o) beginning on the fifth anniversary of the date of issuance of any Qualified Holding Company Debt, the Borrower may pay dividends to Holdings the proceeds of which are promptly applied by Holdings to fund cash interest payments on Qualified Holding Company Debt, so long as on a Pro Forma Basis after giving effect to the payment of such dividends (i) the Senior Secured First-Lien Net Leverage Ratio for the most recently ended Test Period would not be greater than 4.5:1.0 and (ii) the Interest Coverage Ratio for the most recently ended Test Period would not be less than 1.75:1.0.

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SECTION 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by Holdings, the Borrower and the Restricted Subsidiaries on the Closing Date or any business reasonably related or ancillary thereto or reasonable extensions thereof.

SECTION 7.08 Transactions with Affiliates. Enter into any transaction or series of related transactions of any kind with any Affiliate of the Borrower, involving aggregate payments or consideration in excess of $35,000,000, whether or not in the ordinary course of business, other than:

(a) transactions between or among Holdings, the Borrower or any of the Restricted Subsidiaries or any entity that becomes a Restricted Subsidiary as a result of such transaction;

(b) transactions on terms not materially less favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate;

(c) the Transaction;

(d) the issuance of Equity Interests not prohibited under this Agreement;

(e) the payment of management, monitoring and other fees to the Sponsor Group in an aggregate amount in any fiscal year not to exceed the amount permitted to be paid pursuant to the Sponsor Management Agreement as in effect on the date hereof and any Sponsor Termination Fees not to exceed the amount set forth in the Sponsor Management Agreement as in effect on the date hereof and related indemnities and reasonable expenses;

(f) Investments permitted under Section 7.02;

(g) employment and severance arrangements between the Borrower and the Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements;

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(h) payments by the Borrower (and any direct or indirect parent thereof) and its Restricted Subsidiaries pursuant to the tax sharing agreements among the Borrower (and any such direct or indirect parent thereof) and the Restricted Subsidiaries on customary terms to the extent attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries;

(i) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of the Borrower and the Restricted Subsidiaries or any direct or indirect parent of the Borrower in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries;

(j) any agreement, instrument or arrangement as in effect as of the Closing Date and, to the extent involving aggregate consideration in excess of $5,000,000 individually or $25,000,000 in the aggregate, set forth on Schedule 7.08 and any amendment to any of the foregoing (so long as any such amendment is not disadvantageous to the Lenders when taken as a whole in any material respect as compared to the applicable agreement as in effect on the Closing Date as reasonably determined in good faith by the Borrower);

(k) Restricted Payments permitted under Section 7.06;

(l) customary payments by the Borrower and any of the Restricted Subsidiaries to the Sponsor Group made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures);

(m) transactions in which the Borrower or any of the Restricted Subsidiaries, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (b) of this Section 7.08;

(n) the issuance or transfer of Equity Interests (other than Disqualified Equity Interests) of Holdings to any Permitted Holder or to any former, current or future director, manager, officer, employee or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Borrower, any of its Subsidiaries or any direct or indirect parent thereof;

(o) investments by the Sponsor Group in securities of the Borrower or any of the Restricted Subsidiaries so long as (A) the investment is being offered generally to other investors on the same or more favorable terms and (B) the investment constitutes less than 5.0% of the proposed or outstanding issue amount of such class of securities;

(p) any Disposition of Securitization Assets or related assets in connection with any Qualified Securitization Financing;

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(q) (i) payments, Indebtedness (and cancellation of any thereof) of the Borrower and the Restricted Subsidiaries and preferred stock (and cancellation of any thereof) of any Restricted Subsidiary to any future, current or former employee, director, officer, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of Holdings (or any direct or indirect parent thereof), the Borrower or any of its Subsidiaries pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, (ii) any employment agreements, stock option plans and other compensatory arrangements (and any successor plans thereto) and (iii) any supplemental executive retirement benefit plans or arrangements with any such employees, directors, officers, managers or consultants (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) that are, in each case, approved by the Borrower in good faith;

(r) (i) tax sharing agreements among one or more of the Borrower, the Subsidiaries of the Borrower, the Borrower’s direct or indirect parent and such parent’s other Subsidiaries and payments thereunder by the Borrower and its Subsidiaries on customary terms to the extent attributable to the ownership and operations of the Borrower and its Subsidiaries and (ii) transactions undertaken in good faith (as certified by a responsible financial or accounting officer of the Borrower in an officer’s certificate) for the purposes of improving the consolidated tax efficiency of the Borrower and its Subsidiaries and not for the purpose of circumventing any provision of this Agreement; provided that, prior to entering into a tax sharing agreement described in clause (i) or a transaction described in clause (ii), the Borrower has obtained the written consent of the Administrative Agent, such consent not to be unreasonably withheld; and

(s) any transition services arrangement, supply arrangement or similar arrangement entered into in connection with or in contemplation of the Disposition of assets or Equity Interests in any Restricted Subsidiary permitted under Section 7.05 or entered into with any Business Successor, in each case, that the Borrower determines in good faith is either fair to the Borrower or otherwise on customary terms for such type of arrangements in connection with similar transactions.

SECTION 7.09 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary that is a Non-Loan Party to make Restricted Payments to any Loan Party or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Facilities and the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations which:

(i) (A) exist on the date hereof and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 hereto and (B) to the extent Contractual Obligations permitted by clause (A) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation;

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(ii) (A) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into in contemplation of such Person becoming a Restricted Subsidiary and (B) any permitted modification, replacement, renewal, extension or refinancing of such Contractual Obligation so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation; provided that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsidiary pursuant to Section 6.13;

(iii) represent Indebtedness of a Restricted Subsidiary which is a Non-Loan Party which is permitted by Section 7.03;

(iv) arise in connection with any Lien permitted by Section 7.01(u), any Disposition permitted by Section 7.05 (but only as to the assets subject to such Disposition);

(v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business;

(vi) are customary restrictions contained in leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto;

(vii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(b)(i), 7.03(e), 7.03(g), 7.03(h), 7.03(n), 7.03(r), 7.03(u) or 7.03(v) to the extent that such restrictions apply only to the property or assets securing such Indebtedness or, in the case of Indebtedness incurred pursuant to Section 7.03(g) or 7.03(h) only, to the Restricted Subsidiaries incurring or guaranteeing such Indebtedness;

(viii) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Restricted Subsidiary;

(ix) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business;

(x) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business;

(xi) are customary restrictions contained in any documentation governing the Indebtedness permitted under Section 7.03(s) and (aa); and

(xii) relate to cash or other deposits permitted under Section 7.01.

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SECTION 7.10 Accounting Changes. Make any change in fiscal year; provided, however, that the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

SECTION 7.11 Prepayments, Etc. of Indebtedness.

(a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest and mandatory prepayments shall be permitted) any Permitted Subordinated Notes (collectively, the “Junior Financing”) or make any payment in violation of any subordination terms of any Junior Financing Documentation, except (i) the refinancing thereof with the Net Cash Proceeds of any Permitted Refinancing, to the extent not required to prepay any Term Loans pursuant to Section 2.05(b) or the prepayment thereof with Retained Declined Proceeds, (ii) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of Holdings or any of its direct or indirect parents, (iii) the prepayment of Indebtedness of the Borrower or any Restricted Subsidiary to owed to Holdings, the Borrower or a Restricted Subsidiary or the prepayment of any Permitted Subordinated Notes issued by the Borrower or any Restricted Subsidiary to Holdings, the Borrower or any Restricted Subsidiary and the prepayment of Permitted Subordinated Notes with the proceeds of other Permitted Subordinated Notes, (iv) so long as no Default shall have occurred and be continuing or would result therefrom, prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity (A) in an aggregate amount, together with the aggregate amount of (1) Restricted Payments made pursuant to Section 7.06(n)(i) and (2) loans and advances to Holdings made pursuant to Section 7.02(n), not to exceed the sum of the greater of $175,000,000 and 2.5% of Total Assets and (B) out of the Available Amount and (v) any such Indebtedness if (after giving effect to such prepayment, redemption, purchase or defeasance) the Senior Secured First-Lien Net Leverage Ratio is not greater than 4.0:1.0 and the Total Net Leverage Ratio is not greater than 4.5:1.0.

(b) Amend, modify or change in any manner materially adverse to the interests of the Lenders, any term or condition of any Junior Financing Documentation in respect of any Junior Financing having an outstanding principal amount greater than $50,000,000 (other than as a result of any Permitted Refinancing of such Indebtedness in respect thereof) without the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed).

SECTION 7.12 Holdings. In the case of Holdings, conduct, transact or otherwise engage in any business or operations other than:

(i) those incidental to its ownership of the Equity Interests of the Borrower;

(ii) the maintenance of its legal existence and general operating (including the ability to incur fees, costs and expenses relating to such maintenance and general operating including professional fees for legal, tax and accounting issues);

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(iii) the performance of its obligations, including the incurrence of liabilities, with respect to the Existing 2016 Notes, the Loan Documents, any Permitted Subordinated Notes, any Qualified Holding Company Debt or the Merger Agreement and the other agreements contemplated by the Merger Agreement,

(iv) any public offering of its common stock or any other issuance of its Equity Interests or any corporate transaction permitted under Section 7.04,

(v) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of its Subsidiaries and guaranteeing the obligations of its Subsidiaries or its direct or indirect parent companies;

(vi) any transaction that Holdings is permitted to enter into or consummate under this Article VII and any transaction between Holdings and the Borrower or any Restricted Subsidiary permitted under this Article VII, including:

(A) making any dividend or distribution or other transaction similar to a Restricted Payment not prohibited by Section 7.06 (or the making of a loan to any direct or indirect parent of Holdings in lieu of any such dividend or distribution or other transaction similar to a Restricted Payment) or holding any cash received in connection with Restricted Payments made by the Borrower in accordance with Section 7.06 pending application thereof by Holdings in the manner contemplated by Section 7.06 (including the redemption in whole or in part of any of its Equity Interests (other than Disqualified Equity Interests) in exchange for another class of Equity Interests (other than Disqualified Equity Interests) or rights to acquire its Equity Interests (other than Disqualified Equity Interests) or with proceeds from substantially concurrent equity contributions or issuances of new shares of its Equity Interests (other than Disqualified Equity Interests));

(B) making any Investment to the extent (1) payment therefor is made solely with the Equity Interests of Holdings (other than Disqualified Equity Interests ), the proceeds of Restricted Payments received from the Borrower and/or proceeds of the issuance of, or contribution in respect of the, Equity Interests (other than Disqualified Equity Interests ) of Holdings and (2) any property (including Equity Interests ) acquired in connection therewith is contributed to the Borrower or a subsidiary Guarantor (or, if otherwise permitted by Section 7.02, a Restricted Subsidiary) or the Person formed or acquired in connection therewith is merged with the Borrower or a Restricted Subsidiary; and

(C) the (w) provision of guarantees in the ordinary course of business in respect of obligations of the Borrower or any of its Subsidiaries to suppliers, customers, franchisees, lessors, licensees, sublicensees or distribution partners; provided, for the avoidance of doubt, that such guarantees shall not be in respect of debt for borrowed money, (x) incurrence of Indebtedness of Holdings representing deferred compensation to employees, consultants or independent contractors of Holdings and unsecured Indebtedness consisting of promissory

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notes issued by any Loan Party to current or former officers, managers, consultants, directors and employees (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) to finance the retirement, acquisition, repurchase, purchase or redemption of Equity Interests of Holdings, (y) incurrence of guarantees and the performance of its other obligations in respect of Indebtedness incurred pursuant to Section 7.03(a) or Section 7.03(aa) (and any Permitted Refinancings thereof) and (z) granting of Liens to the extent the Indebtedness contemplated by subclause (y) is permitted to be secured under Sections 7.01(a), (gg), and (hh);

(vii) participating in tax, accounting and other administrative matters as a member of the consolidated group of Holdings and the Borrower, or any direct or indirect parent of Holdings and its Subsidiaries;

(viii) holding any cash or property received in connection with Restricted Payments made by the Borrower or any Restricted Subsidiary in accordance with Section 7.06 pending application thereof by Holdings,

(ix) providing indemnification to officers and directors of Holdings or any of its direct or indirect parent companies;

(x) conducting, transacting or otherwise engaging in any business or operations of the type that it conducts, transacts or engages in on the Closing Date;

(xi) provide Guarantees of any direct or indirect parent company of Holdings or any Business Successor; and

(xii) activities incidental to the businesses or activities described in the foregoing clauses (i) through (xi);

provided, that notwithstanding the foregoing, Holdings shall not create or acquire (by way of merger, consolidation or otherwise) any material direct Subsidiaries other than the Borrower or any holding company for the Borrower.

SECTION 7.13 Principal Domestic Properties. For so long as the Existing 2016 Notes are outstanding, and notwithstanding anything to the contrary set forth in this Agreement, permit any Material Domestic Subsidiary that is a Restricted Subsidiary to create or acquire (by way of merger, consolidation or otherwise) any Principal Domestic Property unless such entity already holds a Principal Domestic Property.

ARTICLE VIII

Financial Covenant

SECTION 8.01 Financial Covenant.

(a) If on the last day of any Test Period (beginning with the Test Period ending on March 31, 2013) the sum of (x) all Revolving Credit Loans and Swing Line Loans outstanding on such date, (y) the Outstanding Amount of any L/C Obligations attributable to

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Letters of Credit that guarantee, directly or indirectly, Financial Indebtedness on such date (except to the extent, with respect to any such Letter of Credit, that (1) 101% of the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or (2) the beneficiary or ultimate beneficiary and the obligations supported thereby are identical to another outstanding and earlier issued Letter of Credit) and (z) the Outstanding Amount of any L/C Obligations attributable to Letters of Credit that do not guarantee, directly or indirectly, Financial Indebtedness on such date (except to the extent, with respect to any such Letter of Credit, that (1) 101% of the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or (2) the beneficiary or ultimate beneficiary and the obligations supported thereby are identical to another outstanding and earlier issued Letter of Credit) in excess of $50,000,000 (and only to the extent of such excess), shall exceed 20% of the Revolving Credit Commitments in effect as of such date (after giving effect to any Incremental Revolving Credit Facilities or Revolving Credit Commitment Increase then in effect) , the Borrower shall not permit the Senior Secured First-Lien Net Leverage Ratio as of such day to be greater than the ratio set forth below opposite such day:

Fiscal Year	March 31	June 30	September 30	December 31

2013	5.50:1.00	5.50:1.00	5.50:1.00	5.50:1.00
2014	5.00:1.00	5.00:1.00	5.00:1.00	5.00:1.00
2015	4.50:1.00	4.50:1.00	4.50:1.00	4.50:1.00
2016 and thereafter	4.00:1.00	4.00:1.00	4.00:1.00	4.00:1.00

(b) Notwithstanding the foregoing, in the event of a Material Travel Event Disruption, the foregoing financial covenant shall be suspended (a “Covenant Suspension”) with respect to the period (a “Covenant Suspension Period”) from and after the last date of the quarter in which such Material Travel Event Disruption occurs until the last date of the second succeeding quarter (unless during such Covenant Suspension Period a separate and distinct Material Travel Event Disruption occurs, in which case a new Covenant Suspension Period shall run from and after the last date of the quarter in which such subsequent Material Travel Event Disruption occurred until the last date of the second succeeding quarter) (in each case, the “Covenant Resumption Date”). From and after the Covenant Resumption Date, compliance with the foregoing financial covenant shall be measured by substituting the Consolidated EBITDA during the quarter immediately preceding the quarter in which the relevant Travel Event occurred for (i) the Consolidated EBITDA of the quarter in which such Travel Event occurred or such Material Travel Event Disruption existed and (ii) in either case, the Consolidated EBITDA of the next succeeding two quarters, in any case subject to customary seasonal adjustments.

(c) Notwithstanding any other provisions of this Agreement, if, at any time during any period in which the foregoing financial covenant is suspended in connection with a Material Travel Event Disruption, the Borrower is not then in compliance with such covenant (were such covenant not then suspended), then, for so long as (but only so long as) such noncompliance exists, (a) the Borrower shall not be permitted to make Restricted Payments to Holdings to fund dividends or other payments (other than ordinary course expense reimbursement payments) to the Sponsor Group and (b) the Borrower and its Restricted

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Subsidiaries shall not be permitted to make Permitted Acquisitions or any Investments in the Sponsor Group or any member of the Sponsor Group (except that the Borrower and the Restricted Subsidiaries may consummate Permitted Acquisitions and Investments pursuant to binding commitments in existence at or prior to the date on which the relevant Covenant Suspension Period began), unless, at the time of making any such Permitted Acquisition or Investment (on a Pro Forma Basis after giving effect thereto), the sum of (i) the amount of unutilized Revolving Credit Commitments plus (ii) the amount of cash and Cash Equivalents then held by Holdings, the Borrower and the Restricted Subsidiaries is no less than $100,000,000.

ARTICLE IX

Events of Default and Remedies

SECTION 9.01 Events of Default. Each of the events referred to in clauses (a) through (m) of this Section 9.01 shall constitute an “Event of Default”:

(a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document or (iii) when and as required to be paid herein, any amount required to be prepaid and/or Cash Collateralized pursuant to the second sentence of Section 2.05(b)(iv); or

(b) Specific Covenants. The Borrower or, in the case of Section 7.12, Holdings, fails to perform or observe any term, covenant or agreement contained in:

(i) any of Sections 6.03(a) or 6.05(a) (solely with respect to the Borrower) or Article VII; or

(ii) Article VIII and such failure shall not have been remedied pursuant to Section 9.04 on or prior to the Cure Expiration Date; provided, that an Event of Default under this clause (ii) shall not constitute an Event of Default for purposes of any Term Loan unless and until (x) a period of 30 consecutive days has elapsed since the first date on which the Revolving Credit Lenders would be entitled under this Agreement to declare all outstanding obligations under the Revolving Credit Facility to be immediately due and payable as a result of the Borrower’s failure to perform or observe any term, covenant or agreement contained in Article VIII and (y) at the end of such 30 consecutive day period the Revolving Credit Lenders have actually declared all such obligations to be immediately due and payable in accordance with this Agreement and such declaration has not been rescinded on or before such date; or

(c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 9.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Borrower of written notice thereof from the Administrative Agent; or

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(d) Representations and Warranties. Any representation, warranty or certification made or deemed made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be untrue in any material respect when made or deemed made; or

(e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount (individually or in the aggregate with all other Indebtedness as to which such a failure shall exist) of not less than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Agreements, termination events or equivalent events pursuant to the terms of such Swap Agreements), the effect of which default or other event is to cause such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided further that such failure is unremedied and is not waived by the holders of such Indebtedness; or

(f) Insolvency Proceedings, Etc. Holdings, the Borrower or any Specified Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or any Loan Party or any Restricted Subsidiary admits in writing its inability to pay its debts (other than any intercompany debt) in excess of the Threshold Amount as they become due; or

(g) Judgments. There is entered against Holdings, the Borrower or any Specified Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage thereof) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or

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(h) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in unsatisfied liability of Holdings, the Borrower or their respective ERISA Affiliates in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, (ii) Holdings, the Borrower or their respective ERISA Affiliates fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, or (iii) with respect to a Foreign Plan a termination, withdrawal or noncompliance with applicable law or plan terms or termination, withdrawal or other event similar to an ERISA Event occurs with respect to a Foreign Plan that would reasonably be expected to result in a Material Adverse Effect; or

(i) Invalidity of Collateral Documents. (A) Any material provision of any Collateral Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations (other than contingent indemnification obligations as to which no claim has been asserted, Obligations under Secured Hedge Agreements and Cash Management Obligations), ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Collateral Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Collateral Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Collateral Document; (B) any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.11 shall for any reason (other than pursuant to the terms hereof or thereof including as a result of a transaction permitted under Section 7.04 or 7.05) cease to create, or any Lien purported to be created by any Collateral Document shall be asserted in writing by any Loan Party not to be, a valid and perfected lien, with the priority required by the Collateral Documents (or other security purported to be created on the applicable Collateral) on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and except as to Collateral consisting of real property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied or failed to acknowledge coverage, or (C) any of the Equity Interests of the Borrower ceasing to be pledged pursuant to the Security Agreement free of Liens other than Liens created by the Security Agreement or any nonconsensual Liens arising solely by operation of Law or as otherwise permitted hereunder; or

(j) Change of Control. There occurs any Change of Control.

SECTION 9.02 Remedies Upon Event of Default. (a) If any Event of Default occurs and is continuing (other than an Event of Default under Section 9.01(b)(ii) unless the conditions in the proviso contained therein have been satisfied), the Administrative Agent shall, at the request of the Required Lenders, take any or all of the following actions:

(i) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

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(ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(iii) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(iv) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;

provided that, upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

(b) Subject to the proviso in Section 9.02(a), if any Event of Default under Section 9.01(b)(ii) occurs and is continuing, the Administrative Agent shall, at the request of the Required Revolving Credit Lenders, take any or all of the following actions:

(i) declare the commitment of each Revolving Credit Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(ii) declare the unpaid principal amount of all outstanding Revolving Credit Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document under or in respect of the Revolving Credit Facilities to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(iii) require that the Borrower Cash Collateralize the then Outstanding Amount of all L/C Obligations; and

(iv) exercise on behalf of itself and the Revolving Credit Lenders all rights and remedies available to it and the Revolving Credit Lenders under the Loan Documents or applicable Law, in each case under or in respect of the Revolving Credit Facilities.

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SECTION 9.03 Application of Funds. (a) After any exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02(a)), any amounts received on account of the Secured Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 11.04 and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 11.05 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans and L/C Borrowings, the Swap Termination Value under Secured Hedge Agreements and the Cash Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

Sixth, to the payment of all other Secured Obligations of the Loan Parties and Guarantors that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Secured Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law; provided, in each case, that for the avoidance of doubt, in no event shall the proceeds of any Collateral pledged by a Guarantor be applied to payment of any Excluded Swap Obligations (as defined in the Security Agreement) of such Guarantor.

(b) Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth in Section 9.03(a) above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth in Section 9.03(a) above and, if no Obligations remain outstanding, to the Borrower.

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SECTION 9.04. Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 9.01, in the event that the Borrower fails (or, but for the operation of this Section 9.04, would fail) to comply with the financial covenant set forth in Article VIII and until the expiration of the tenth (10th) Business Day after the date on which financial statements are required to be delivered pursuant to Section 6.01(a) or (b), as applicable, with respect to the applicable fiscal quarter (or the fiscal year ended on the last day of such fiscal quarter) hereunder (such date, the “Cure Expiration Date”), the Borrower may engage in a Permitted Equity Issuance and apply the amount of the net cash proceeds thereof to increase Consolidated EBITDA with respect to such applicable quarter; provided that such net cash proceeds (i) are actually received by the Borrower no later than ten (10) Business Days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder, (ii) are Not Otherwise Applied and disregarded for purposes of calculating the Available Amount, (iii) do not exceed the aggregate amount necessary to comply with Article VIII for any applicable period, and (iv) shall not result in any pro forma reduction in Indebtedness for the purposes of determining compliance with the financial covenant set forth in Article VIII for the fiscal quarter in which such Permitted Equity Issuance is made. If, after giving effect to the foregoing increase to Consolidated EBITDA, the Borrower shall then be in compliance with the requirements of Article VIII, the Borrower shall be deemed to have satisfied such requirements as of the relevant date of determination with the same effect as though there had been (or would have been) no failure to comply therewith at such date, and the failure to comply that occurred (or would have occurred) shall be deemed cured for purposes of this Agreement. The parties hereby acknowledge that this Section 9.04(a) may not be relied on for purposes of calculating any financial ratios other than as applicable to Article VIII and shall not result in any adjustment to any amounts (including, without limitation, Consolidated Senior Secured First-Lien Indebtedness) other than the amount of the Consolidated EBITDA referred to in the immediately preceding sentence.

(b) In each period of four fiscal quarters, (i) there shall be at least two (2) fiscal quarters in which no cure set forth in Section 9.04(a) is made and (ii) during the term of this Agreement, the cure set forth in Section 9.04(a) shall not be exercised more than five times.

(c) Notwithstanding anything to the contrary contained in Section 9.01, in the event that the Borrower fails (or, but for the operation of this Section 9.04, would fail) to comply with the financial covenant set forth in Article VIII, the Borrower may cure such failure by repaying Revolving Credit Loans and Swing Line Loans and Cash Collateralizing 101% of the Outstanding Amount of all L/C Obligations no later than ten (10) Business Days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder. Upon the effectiveness of such repayment and/or Cash Collateralization (i) the failure to comply with the financial covenant set forth in Article VIII that occurred (or would have occurred) shall be deemed cured for purposes of this Agreement and (ii) if prior to such time the Revolving Credit Lenders have declared all outstanding obligations under the Revolving Credit Facilities to be immediately due and payable solely as a result of such failure to comply with Article VIII, such declaration shall be deemed to be automatically rescinded at such time.

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ARTICLE X

Administrative Agent and Other Agents

SECTION 10.01 Appointment and Authorization of Agents.

(a) Each Lender and each L/C Issuer hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article X with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article X and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

(c) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), L/C Issuer (if applicable) and a potential Hedge Bank and/or Cash Management Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Lender for purposes of acquiring, holding and enforcing (if then in effect, subject to the terms of any Intercreditor Agreement) any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 10.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article X (including Section 10.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full

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herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Agents to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders.

SECTION 10.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact including for the purpose of any Borrowing or payment in Alternative Currencies, such sub-agents as shall be deemed necessary by the Administrative Agent and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The exculpatory provisions of this Article shall apply to any such sub-agent and to any Agent-Related Person, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).

SECTION 10.03 Liability of Agents.

(a) No Agent-Related Person shall (x) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), (y) be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 11.01 or (z) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party, any Guarantor or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder.

(b) No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

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(c) No Agent-Related Person shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law.

(d) No Agent-Related Person shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of the Borrower or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(e) No Agent-Related Person shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing.

SECTION 10.04 Reliance by Agents.

(a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

(b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

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SECTION 10.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article IX; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

SECTION 10.06 Credit Decision; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

SECTION 10.07 Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent- Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such

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other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 10.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 10.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower, provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto. The undertaking in this Section 10.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

SECTION 10.08 Agents in their Individual Capacities. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties, the Guarantors and their respective Affiliates as though Bank of America were not the Administrative Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party, any Guarantor or any of their Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party, such Guarantor or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or an L/C Issuer, and the terms “Lender” and “Lenders” include Bank of America in its individual capacity.

SECTION 10.09 Successor Agents. The Administrative Agent may resign as the Administrative Agent upon at least thirty (30) days’ prior written notice to the Lenders and the Borrower. If the Administrative Agent is in material breach of its obligations hereunder as Administrative Agent, then the Administrative Agent may be removed as the Administrative Agent at the request of the Required Lenders. If at any time, the Administrative Agent is a Defaulting Lender, the Administrative Agent may be removed as the Administrative Agent hereunder by the Borrower upon fifteen (15) days’ notice to the Lenders. Such removal shall take effect upon the appointment of a successor Administrative Agent as provided below.

Upon receipt of any such notice of resignation or upon such removal, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be (a) a bank with an office in the United States or an Affiliate of any such bank with an office in the United States, and (b) consented to by the Borrower at all times other than during the existence of an Event of Default under Section 9.01(f) or (g) (which consent of the Borrower shall not be unreasonably withheld or delayed).

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If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, then the retiring Administrative Agent may appoint, after consulting with the Lenders and with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed, provided that the Borrower’s consent shall not be required during the existence of an Event of Default under Section 9.01(f) or (g)), a successor agent, which shall be a bank with an office in the United States or an Affiliate of any such bank with an office in the United States, from among the Lenders.

Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent (except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent) and the term “Administrative Agent,” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article X and Sections 11.04 and 11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

If no successor agent has accepted appointment as the Administrative Agent by the date which is thirty (30) Business Days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security as nominee until such time as a successor Administrative Agent is appointed) and the Required Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

Upon the acceptance of any successor’s appointment as the Administrative Agent hereunder and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring (or retired) Administrative Agent shall be discharged from its duties and obligations under the Loan Documents.

The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article X shall continue in effect for its benefit, its sub-agents and their respective Agent-Related Persons in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

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Any resignation by Bank of America as Administrative Agent pursuant to this Section 10.09 shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

SECTION 10.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 11.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

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SECTION 10.11 [Reserved]

SECTION 10.12 Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “co-documentation agent”, “joint bookrunner”, “joint lead arranger” or “co-manager” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

SECTION 10.13 Appointment of Supplemental Administrative Agents.

(a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).

(b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article X and of Sections 11.04 and 11.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.

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(c) Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower or Holdings, as applicable, shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.

ARTICLE XI

Miscellaneous

SECTION 11.01 Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment, modification, supplement or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or, with the written consent of the Required Lenders, the Administrative Agent) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent and each such waiver, amendment, modification, supplement or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, modification, supplement, waiver or consent shall:

(a) extend or increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

(b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or 2.08 to any Lender without the written consent of such Lender directly and adversely affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest;

(c) reduce or forgive the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document to any Lender without the written consent of such Lender directly and adversely affected thereby, it being understood that any change to the definitions of Interest Coverage Ratio, Total Net Leverage Ratio, Senior Secured Net Leverage Ratio or Senior Secured First-Lien Net Leverage Ratio or, in each case, in the component definitions thereof shall not constitute a reduction in the rate of interest; provided that, only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;

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(d) change the definition of “Required Lenders” without the written consent of each Lender; change any provision of this Section 11.01, the definition of “Pro Rata Share” or Section 2.05(b)(v)(Y), 2.06(c), 2.13 or 9.03 without the written consent of each Lender directly and adversely affected thereby;

(e) other than in a transaction permitted under Section 7.04 or Section 7.05, or as permitted under Section 11.15 or any Collateral Document, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender (other than a Defaulting Lender);

(f) other than in a transaction permitted under Section 7.04 or Section 7.05, or as permitted under Section 11.15 or any Collateral Document, release all or substantially all of the aggregate value of the Guarantees without the written consent of each Lender (other than a Defaulting Lender);

(g) change the currency in which any Loan is denominated without the written consent of the Lender holding such Loans; or

(h) require any Lender to make available Interest Periods longer than six months without the written consent of each Lender.

and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of an L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lenders in addition to the Lenders required above, affect the rights or duties of the Swing Line Lenders under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (iv) Section 11.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; (v) the consent of Lenders holding more than 50% of any Class of Commitments shall be required with respect to any amendment that by its terms adversely affects the rights of such Class in respect of payments hereunder in a manner different than such amendment affects other Classes; and (vi) only the consent of the Required Revolving Credit Lenders shall be necessary to amend the definition of “Required Revolving Credit Lenders” or amend or waive the terms and provisions (and related definitions) of Article VIII or waive, amend, terminate or otherwise modify Article VIII with respect to the occurrence of an Event of Default. Any such waiver and any such amendment, modification or supplement in accordance with the terms of this Section 11.01 shall apply equally to each of the Lenders and shall be binding on the Loan Parties, the Lenders, the Agents and all future holders of the Loans and Commitments. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders).

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Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. Furthermore, notwithstanding anything to the contrary contained in this Section 11.01, the Administrative Agent and the Borrower may amend any Loan Document to correct technical administrative or manifest errors or omissions, or to effect administrative changes that are not adverse to any Lender; provided, however, that no such amendment shall become effective until the fifth Business Day after it has been posted to the Lenders, and then only if the Required Lenders have not objected in writing thereto within such five (5) Business Day period.

Notwithstanding the foregoing, any Intercreditor Agreement may be amended (or amended and restated, with only the written consent of the Administrative Agent, any Senior Representatives thereunder and the Borrower, and without the consent of any Lenders to add the Senior Representatives of any Permitted First Priority Refinancing Debt or any Permitted Second Priority Refinancing Debt as parties to such Intercreditor Agreement, it being understood that any such amendment, modification or supplement may make such other changes to the applicable Intercreditor Agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing; provided, that such other changes are not adverse, in any material respect, to the interests of the Lenders, and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent.

Notwithstanding anything to the contrary contained in Section 11.01, guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities or defects, (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents, (iv) to include “parallel debt” or similar provisions, and any authorizations or granting of powers by the Lenders and the other Secured Parties in favor of the Administrative Agent, in each case required to create in favor of the Administrative Agent any security interest contemplated to be created under this Agreement, or to perfect any such security interest, where the Administrative Agent shall have been advised by its counsel that such provisions are necessary or advisable under local law for such purpose.

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SECTION 11.02 Notices and Other Communications; Facsimile Copies.

(a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower, the Administrative Agent, an L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the L/C Issuers and the Swing Line Lender.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 11.02(c)), when delivered; provided that notices and other communications to the Administrative Agent, the L/C Issuers and the Swing Line Lender pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

(b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile or other electronic communication. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders.

(c) Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in the absence of gross negligence or willful misconduct. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

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SECTION 11.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 11.04 Attorney Costs and Expenses. The Borrower agrees (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent, the Syndication Agent, each Co-Documentation Agent and the Joint Lead Arrangers for all reasonable and documented out of pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of White & Case LLP and one local and foreign counsel in each relevant jurisdiction and, in the case of an actual conflict of interest, one additional counsel to the affected parties taken as a whole, and (b) to pay or reimburse the Administrative Agent, each other Agent and each Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of counsel to the Administrative Agent). The foregoing costs shall include all reasonable search, filing, recording and title insurance charges and fees related thereto, and other documented out-of-pocket expenses incurred by any Agent. The agreements in this Section 11.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 11.04 shall be paid promptly following receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party or such Guarantor by the Administrative Agent in its sole discretion.

SECTION 11.05 Indemnification by the Borrower. The Borrower shall indemnify and hold harmless the Administrative Agent, each Lender, the Joint Lead Arrangers, the Joint Bookrunners and their respective Affiliates, directors, officers, employees, agents, trustees or advisors (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, reasonable and documented or invoiced out-of-pocket fees and expenses, and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (but limited, in the case of Attorney Costs, to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a

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whole and, if reasonably necessary, a single local counsel for all Indemnitees taken as a whole in each relevant jurisdiction, and solely in the case of a conflict of interest, one additional counsel in each relevant jurisdiction to each group of affected Indemnitees similarly situated taken as a whole) (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, including the Administrative Agent’s performance of duties under Section 2.11, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability arising out of the activities or operations of the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or Related Indemnified Person, as determined by a court of competent jurisdiction in a final and non-appealable judgment, (y) a material breach of any obligations under any Loan Document by such Indemnitee or Related Indemnified Person, as determined by a court of competent jurisdiction in a final and non-appealable judgment, or (z) any dispute that is among Indemnitees (other than any dispute involving claims against the Administrative Agent, any Arranger or any other Agent, the Swing Line Lender or any L/C Issuer, in each case in their respective capacities as such) that a court of competent jurisdiction has determined in a final and non-appealable judgment did not involve actions or omissions of any direct or indirect parent or controlling person of the Borrower or their Subsidiaries. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement unless determined by a court of competent jurisdiction in a final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 11.05 shall be paid within 30 days after written demand therefor; provided, however, that such Indemnitee shall promptly refund such amount to the extent that there is a final, non-appealable judgment of a court of competent jurisdiction that such Indemnitee was not entitled to indemnification or contribution rights with respect to such

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payment pursuant to the express terms of this Section 11.05. The agreements in this Section 11.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

SECTION 11.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

SECTION 11.07 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor Holdings may, except as permitted by Section 7.04, assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except in accordance with this Section 11.07 (and any other attempted assignment or transfer by any party hereto shall be null and void); provided, however, that notwithstanding the foregoing, no Lender may assign or transfer by participation any of its rights or obligations hereunder to (i) any Person that is a Defaulting Lender, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (i) or (ii) a natural person. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 11.07(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it) with the prior written consent (such consent (except with respect to assignments to competitors of the Borrower) not to be unreasonably withheld or delayed, it being understood that the Borrower shall have the right to delay or withhold its consent if, in order for such assignment to comply with applicable Law, the Borrower would be required to obtain the consent of, or make a filing or registration with, a Governmental Agency) of:

(A) the Borrower, provided that no consent of the Borrower shall be required (i) for an assignment of all or a portion of the Term Loans to a Lender, an Affiliate of a Lender, an Approved Fund or (ii) if an Event of Default under Section 9.01(a) or, solely with respect to the Borrower, Section 9.01(f) or (g) has occurred and is continuing, any Assignee;

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(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund;

(C) each Principal L/C Issuer at the time of such assignment, provided that no consent of the Principal L/C Issuers shall be required for any assignment not related to Revolving Credit Commitments or Revolving Credit Exposure or any assignment to an Agent or an Affiliate of an Agent; and

(D) in the case of any assignment of any of the Revolving Credit Facility, the Swing Line Lender; provided that no consent of the Swing Line Lender shall be required for any assignment to an Agent or an Affiliate of an Agent.

Notwithstanding anything in this Section 11.07 to the contrary, if the Borrower has not given the Administrative Agent written notice of its objection to an assignment within ten (10) Business Days after written notice of such assignment, the Borrower shall be deemed to have consented to such assignment.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than a Dollar Amount of $5,000,000 (in the case of the Revolving Credit Facilities) or a Dollar Amount of $1,000,000 (in the case of a Term Loan) unless each of the Borrower and the Administrative Agent otherwise consents; provided that (i) simultaneous assignments to or by two or more Approved Funds shall be aggregated for purposes of complying with such minimum assignment amount and (ii) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds; provided further that the Administrative Agent, in its sole discretion, may elect to waive such processing and recordation fee in the case of any assignment;

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(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire;

(D) the Assignee shall comply with Section 3.01(b) and (c) or Section 3.01(d) and (e), as applicable; and

(E) any assignment to Holdings, the Borrower, any Subsidiary or an Affiliated Lender shall also be subject to the requirements of Section 11.07(k).

This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Classes of Loans or Commitments on a non-pro rata basis.

(c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.07(d), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 11.04 and 11.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. In no event shall any assignment be effective if the assigning Lender is the payee of any Note and such Note is not assigned and delivered to the Assignee or surrendered to the Borrower unless, in the event such Note is lost, the assigning Lender affirms in writing to the Borrower that such Note is lost. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.07(e).

(d) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent and, with respect to its own Loans, any Lender, at any reasonable time and from time to time upon reasonable prior notice.

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(e) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Person that the Administrative Agent has identified in a notice to the Lenders as a Defaulting Lender) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that directly affects such Participant. Subject to Section 11.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 (and for the avoidance of doubt, shall have no direct rights against the Borrower) (subject to the requirements of Section 3.01(b) and (c) or Section 3.01(d), as applicable, as though it were a Lender), 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.07(c) . To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 11.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. If a Lender (or any of its registered assigns) sells a participation pursuant to this Section 11.07(e), the Lender (or its registered assign, as the case may be), acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest under this Agreement or any Loans or other obligations under the Loan Documents (the “Participant Register”); provided that such Lender (or its registered assign, as the case may be) shall have no obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender (or the registered assign, as the case may be) shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(f) An Assignee or a Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the interest subject to the Assignment or the participation sold to such Participant at the time of the Assignment or sale of the participation, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 3.01 unless such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01 as though it were a Lender and deliver the forms required by Section 3.01 to such Participant’s participating Lender unless the sale of the participation to such Participant is made with the prior written consent of the Borrower.

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(g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) (other than to a natural person) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) such SPC and the applicable Loan or any applicable part thereof shall be appropriately reflected in the Participant Register. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.01, 3.04 or 3.05), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. Other than as expressly provided in this Section 11.07(h), (A) such Granting Lender’s obligations under this Agreement shall remain unchanged, (B) such Granting Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Granting Lender in connection with such Granting Lender’s rights and obligations under this Agreement. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500 (which processing fee may be waived by the Administrative Agent in its sole discretion), assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(i) Notwithstanding anything to the contrary contained herein, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security

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for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 11.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

(j) Notwithstanding anything to the contrary contained herein, any L/C Issuer or the Swing Line Lender may, upon thirty (30) days’ notice to the Borrower and the Lenders, resign as a L/C Issuer or the Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or the Swing Line Lender shall have identified, in consultation with the Borrower, a successor L/C Issuer or Swing Line Lender willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable, and the effectiveness of such resignation shall be conditioned upon such successor assuming the rights and duties of the L/C Issuer or Swing Line Lender, as applicable. In the event of any such resignation of a L/C Issuer or the Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of the relevant L/C Issuer or Swing Line Lender, as the case may be. If a L/C Issuer resigns as a L/C Issuer, it shall retain all the rights and obligations of a L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as a L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)) . If the Swing Line Lender resigns as the Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c) . Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (A) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (B) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

(k) Notwithstanding anything to the contrary contained herein, (x) any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to Holdings, the Borrower, any Subsidiary or an Affiliated Lender and (y) so long as no Default or Event of Default exists, Holdings, the Borrower and any Subsidiary may, from time to time, purchase or prepay Term Loans, in each case, on a non-pro rata basis through (x) Dutch auction procedures open to all applicable Lenders on a pro rata basis in accordance with customary procedures to be agreed between Holdings or the Borrower and the Administrative Agent (or other applicable agent managing such auction) or (y) open market purchases; provided that:

(i) any Term Loans acquired by Holdings, the Borrower or any Subsidiary shall be retired and cancelled promptly upon the acquisition thereof;

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(ii) such Term Loans are not acquired with the proceeds of a Borrowing under the Revolving Credit Facility;

(iii) by its acquisition of Term Loans, an Affiliated Lender shall be deemed to have acknowledged and agreed that:

(A) it shall not have any right to (i) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Borrower are not then present, (ii) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among Administrative Agent and one or more Lenders, except to the extent such information or materials have been made available to the Borrower or its representatives (and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to Article II), or (iii) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against Administrative Agent, the Collateral Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Loan Documents;

(B) except with respect to any amendment, waiver, modification of any Loan Document or any plan of reorganization pursuant to the U.S. Bankruptcy Code, that in either case requires the consent of each Lender or each affected Lenders or that adversely affects such Affiliated Lender in any material respect as compared to other Lenders that are not Affiliated Lenders, Affiliated Lenders will be deemed to have voted in respect to its Loans in the same proportion as the Lenders that are not Affiliated Lenders voting on such matter; and

(C) if a case under Title 11 of the United States Code is commenced against any Credit Party, such Credit Party shall seek (and each Affiliated Lender shall consent) to provide that the vote of any Affiliated Lender (in its capacity as a Lender) with respect to any plan of reorganization of such Credit Party shall not be counted except that such Affiliated Lender’s vote (in its capacity as a Lender) may be counted to the extent any such plan of reorganization proposes to treat the Obligations held by such Affiliated Lender in a manner that is less favorable to such Affiliated Lender than the proposed treatment of similar Obligations held by Lenders that are not Affiliates of the Borrower; each Affiliated Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliated Lender and in the name of such Affiliated Lender (solely in respect of Loans and participations therein and not in respect of any other claim or status such Affiliated Lender may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (C);

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(iv) the aggregate principal amount of Term Loans held at any one time by Affiliated Lenders may not exceed 25% of the aggregate principal amount of all Term Loans outstanding at such time under this Agreement;

(v) any such Term Loans acquired by an Affiliated Lender may, with the consent of the Borrower, be contributed to the Borrower and exchanged for debt or equity securities that are otherwise permitted to be issued at such time and any such Term Loans contributed to the Borrower shall be retired and cancelled promptly;

(vi) Affiliated Lenders will be required to identify themselves as such to the respective assignor or seller in the relevant assignment documentation; and

(vii) as a condition to each assignment pursuant to this subsection (k), the Administrative Agent and the Borrower shall have been provided a notice from the respective assignee or purchaser in the form of Exhibit E-2 to this Agreement in connection with each assignment to an Affiliated Lender or a Person that upon effectiveness of such assignment would constitute an Affiliated Lender, pursuant to which such assignee or purchaser shall waive any right to bring any action in connection with such Term Loans against the Administrative Agent, in its capacity as such.

For avoidance of doubt, the foregoing limitations shall not be applicable to Debt Fund Affiliates; provided that for any “Required Lender” vote, Debt Fund Affiliates may not, in the aggregate, account for more than 49.99% of the amounts included in determining whether the “Required Lenders” have consented to any amendment, waiver or other action pursuant to Section 11.01.

SECTION 11.08 Confidentiality. Each of the Agents, the Lenders, the Joint Lead Arrangers and the Joint Bookrunners agrees to maintain the confidentiality of the Information and to not use or disclose such information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ directors, officers, employees, trustees, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority or any self-regulatory authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions substantially the same as those of this Section 11.08 (or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 11.07(g), counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement; (f) with the written consent of the Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 11.08; (h) to any Governmental Authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating any Lender or its Affiliates; (i) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall

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undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender); or (j) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder. For the purposes of this Section 11.08, “Information” means all information received from any Loan Party or its Affiliates or its Affiliates’ directors, officers, employees, trustees, investment advisors or agents, relating to Holdings, the Borrower or any of their subsidiaries or its business, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 11.08; provided that, in the case of information received from a Loan Party after the date hereof, such information is clearly identified at the time of delivery as confidential or (ii) is delivered pursuant to Section 6.01, 6.02 or 6.03 hereof. Each of the Agents, the Lenders, the Joint Lead Arrangers and the Joint Bookrunners acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

SECTION 11.09 Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Lender or its Affiliates and no L/C Issuer or its Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owing by such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party which is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of Holdings. Each Lender and L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender and each L/C Issuer under this Section 11.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender and such L/C Issuer may have.

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SECTION 11.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

SECTION 11.11 Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

SECTION 11.12 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement.

SECTION 11.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized).

SECTION 11.14 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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SECTION 11.15 Termination and Release of Collateral. The Lenders hereby irrevocably agree that (i) the Liens on any Collateral granted to the Administrative Agent by the Loan Parties shall be released as permitted under and pursuant to the Security Agreement and (ii) any Guarantor shall be released from its obligations under the applicable Guaranty as permitted under and pursuant to the applicable Guaranty.

(b) Any such release under clause (a) shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Loan Documents.

(c) The Lenders hereby authorize the Administrative Agent to execute and deliver any instruments, documents, and agreements necessary or desirable to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this Section 11.15, all without the further consent or joinder of any Lender.

SECTION 11.16 GOVERNING LAW.

(a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY (IN THE BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, HOLDINGS, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE BORROWER, HOLDINGS, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

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SECTION 11.17 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 11.18 Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and Holdings and the Administrative Agent shall have been notified by each Lender, Swing Line Lender and L/C Issuer that each such Lender, Swing Line Lender and L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower and Holdings, each Agent and each Lender and their respective successors and assigns.

SECTION 11.19 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable Law).

SECTION 11.20 Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents or the Secured Hedge Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien

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or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provision of this Section 11.20 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

SECTION 11.21 USA PATRIOT Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the USA PATRIOT Act.

SECTION 11.22 Intercreditor Agreements. EACH LENDER AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT TO ENTER INTO ANY INTERCREDITOR AGREEMENT ON BEHALF OF SUCH LENDER, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF ANY INTERCREDITOR AGREEMENT.

(b) THE LENDERS HEREBY ACKNOWLEDGE THAT (A) NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE COLLATERAL DOCUMENTS, THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE ADMINISTRATIVE AGENT AND THE SECURED PARTIES UNDER SUCH COLLATERAL DOCUMENTS WILL BE, UPON EXECUTION BY THE ADMINISTRATIVE AGENT, SUBJECT TO THE PROVISIONS OF EACH INTERCREDITOR AGREEMENT AND (B) IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF ANY INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT SHALL CONTROL. THE LENDERS HEREBY AUTHORIZE THE ADMINISTRATIVE AGENT, AS APPLICABLE, TO TAKE SUCH ACTIONS, INCLUDING MAKING FILINGS AND ENTERING INTO AGREEMENTS AND ANY AMENDMENTS OR SUPPLEMENTS TO ANY COLLATERAL DOCUMENT, AS MAY BE NECESSARY OR DESIRABLE TO REFLECT THE INTENT OF THIS SECTION 11.22(b).

(c) THE PROVISIONS OF THIS SECTION 11.22 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF ANY INTERCREDITOR AGREEMENT, WHICH WILL BE IN THE FORM APPROVED BY AND REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT AND THE BORROWER AS PERMITTED BY THIS AGREEMENT. REFERENCE MUST BE MADE TO ANY INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF ANY INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NO AGENT (AND NONE OF ITS AFFILIATES) MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN ANY INTERCREDITOR AGREEMENT.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

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SCHEDULES TO

CREDIT AGREEMENT

dated as of February 19, 2013

among

SABRE INC.,

as Borrower;

SABRE HOLDINGS CORPORATION,

as Holdings;

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer;

DEUTSCHE BANK AG NEW YORK BRANCH,

as L/C Issuer

and

THE LENDERS PARTY THERETO

TABLE OF SCHEDULES

Schedule

SCHEDULE 1.01A	Guarantors

SCHEDULE 1.01B	Unrestricted Subsidiaries

SCHEDULE 1.01C	Certain Excluded Subsidiaries

SCHEDULE 1.01D	Mandatory Cost Formulae

SCHEDULE 2.01A	Revolving Credit Commitment

SCHEDULE 2.01B	Term B Commitment

SCHEDULE 2.01C	Term C Commitment

SCHEDULE 2.03(a)(ii)(B)	Certain Letters of Credit

SCHEDULE 5.09(a)	Certain Tax Proceedings

SCHEDULE 5.10(a)	ERISA Compliance

SCHEDULE 5.11	Subsidiaries

SCHEDULE 6.12	Certain Post-Closing Obligations

SCHEDULE 7.01(b)	Existing Liens

SCHEDULE 7.02(g)	Existing Investments

SCHEDULE 7.03(b)	Existing Indebtedness

SCHEDULE 7.05(j)	Scheduled Dispositions

SCHEDULE 7.08	Transactions with Affiliates

SCHEDULE 7.09	Existing Restrictions

SCHEDULE 11.02	Administrative Agent’s Office, Certain Addresses for Notices

SCHEDULE 1.01A

Guarantors

	Name of Guarantor	Jurisdiction of Organization

1.	Sabre Holdings Corporation	Delaware

2.	Sabre Inc.	Delaware

3.	GetThere Inc.	Delaware

4.	GetThere L.P.	Delaware

5.	lastminute.com Holdings, Inc.	Delaware

6.	lastminute.com LLC	Delaware

7.	Sabre International Newco, Inc.	Delaware

8.	Sabre Investments, Inc.	Delaware

9.	SabreMark G.P., LLC	Delaware

10.	SabreMark Limited Partnership	Delaware

11.	Site59.com, LLC	Delaware

12.	SST Finance, Inc.	Delaware

13.	SST Holding, Inc.	Delaware

14.	Travelocity Holdings I, LLC	Delaware

15.	Travelocity Holdings, Inc.	Delaware

16.	Travelocity.com LLC	Delaware

17.	Travelocity.com LP	Delaware

18.	TVL Common, Inc.	Delaware

SCHEDULE 1.01B

Unrestricted Subsidiaries

	Name of Unrestricted Subsidiary	Jurisdiction of Organization

1.	Sabre Headquarters, LLC	Delaware

2.	Sabre Travel Network Middle East W.L.L.	Bahrain

SCHEDULE 1.01C

Certain Excluded Subsidiaries

None.

SCHEDULE 1.01D

Mandatory Cost Formulae

1. The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2. On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3. The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent. This percentage will be certified by that Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in all Loans made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4. The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Administrative Agent as follows:

(a)	in relation to a sterling Loan:

AB + C(B – D) + E × 0.01	percent per annum
100 – (A + C)

(b)	in relation to a Loan in any currency other than sterling:

E × 0.01	percent per annum.
300

Where:

A	is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B	is the percentage rate of interest (excluding the Applicable Rate and the Mandatory Cost and, if the Loan is an Unpaid Sum, the additional rate of interest specified in paragraph (b) of Section 2.08) payable for the relevant Interest Period on the Loan.

C	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D	is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

E	is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5. For the purposes of this Schedule:

(a)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)	“Facility Office” means the office or offices notified by a Lender to the Administrative Agent in writing on or before the date that it becomes a Lender (or, following that date, by not less than five Business days’ written notice) as the office or offices through which it will perform its obligations under the Agreement.

(c)	“Fees Rules” means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(d)	“Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

(e)	“Participating Member State” means any member state of the European Communities that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

(f)	“Reference Banks” means such banks or other financial institutions the Administrative Agent may select from time to time.

(g)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6. In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 percent will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7. If requested by the Administrative Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Reference Bank.

8. Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(h)	the jurisdiction of its Facility Office; and

(i)	any other information that the Administrative Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Administrative Agent of any change to the information provided by it pursuant to this paragraph.

9. The percentages of each Lender for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

10. The Administrative Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11. The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

12. Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

13. The Administrative Agent may from time to time, after consultation with the Borrower and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.

SCHEDULE 2.01A

Revolving Credit Commitment

Revolving Credit Lender	Revolving Credit Commitment
Bank of America, N.A.	$60,000,000.00

Barclays Bank PLC	$35,000,000.00

Deutsche Bank AG New York Branch	$60,000,000.00

Goldman Sachs Bank USA	$67,000,000.00

Mizuho Corporate Bank, Ltd.	$35,000,000.00

Morgan Stanley Bank, N.A.	$41,500,000.00

Morgan Stanley Senior Funding, Inc.	$18,500,000.00

Natixis, New York Branch	$35,000,000.00
Revolving Credit Commitment	$352,000,000.00

SCHEDULE 2.01B

Term B Commitment

Term B Commitment	$1,775,000,000.00

SCHEDULE 2.01C

Term C Commitment

Term C Lender	Term C Commitment
Bank of America, N.A.	$425,000,000.00
Term C Commitment	$425,000,000.00

SCHEDULE 2.03(a)(ii)(B)

Certain Letters of Credit

None.

SCHEDULE 5.09(a)

Certain Tax Proceedings

None.

SCHEDULE 5.10(a)

ERISA Compliance

None.

SCHEDULE 5.11

Subsidiaries

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Airline Technology Services Mauritius (Mauritius)	Sabre International B.V. (Netherlands): 100%	No

All-Hotels Ltd (UK)	Online Travel Corporation Limited (UK): 100%	No

Cordex Computer Services Ltd (UK)	First Option Hotel Reservations Ltd (UK): 100%	No

E-Beam Limited (UK)	Sabre AS (Luxembourg) S.a.r.l.: 100%	No

EB2 International Limited (UK)	Sabre Inc. (Delaware): 100%	No

EB2 International Pty Limited (Australia)	EB2 International Limited (UK): 100%	No

Exhilaration Incentive Management Ltd (UK)	lastminute.com Limited (UK): 100%	No

First Option Hotel Reservations Ltd (UK)	lastminute.com Limited (UK): 100%	No

FlightLine Data Services, Inc. (Georgia)	Sabre Inc. (Delaware): 100%	No

Gemstone Travel Ltd (UK)	lastminute.com Limited (UK): 100%	No

GetThere Inc. (Delaware)	Sabre Inc. (Delaware): 100%	Yes

GetThere L.P. (Delaware)	Sabre Inc. (Delaware): 13.5% LP GetThere Inc. (Delaware): 1% GP and 85.5% LP	Yes

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Global Travel Broker S.L (Spain)	Lastminute SAS (France): 99.91% Voyages Sur Mesures SAS (France): 0.09%	No

Globepost Ltd (UK)	Travelocity Sabre GmbH (Germany): 100%	No

Holiday Autos (Schweiz) GmbH (Switzerland)	Holiday Autos International Ltd (UK): 100%	No

Holiday Autos Australia Pty Ltd (Australia)	Holiday Autos International Ltd (UK): 100%	No

Holiday Autos Benelux BVBA (Belgium)	Holiday Autos Holdings Ltd (UK): 99.839% Holiday Autos Group Limited (UK): 0.161%	No

Holiday Autos Broker, S.L. (Spain)	Lastminute Network, S.L. (Spain): 100%	No

Holiday Autos European Services GmbH (Switzerland)	Lastminute.com Overseas Holdings Ltd (UK): 100%	No

Holiday Autos France S.A.S (France)	Lastminute SAS (France): 100%	No

Holiday Autos GmbH (Germany)	lastminute.com GmbH (Germany): 100%	No

Holiday Autos Group Ltd (UK)	lastminute.com Limited (UK): 100%	No

Holiday Autos Holdings Ltd (UK)	Holiday Autos Group Limited (UK): 100%	No

Holiday Autos International Ltd (UK)	Holiday Autos Holdings Ltd (UK): 100%	No

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Holiday Autos Italia S.R.L. (Italy)	Holiday Autos Holdings Ltd (UK): 90% Holiday Autos International Ltd (UK): 10%	No

Holiday Autos Middle East Ltd (British Virgin Islands)	Holiday Autos International Ltd (UK): 100%	No

Holiday Autos Nordic AB (Sweden)	Holiday Autos International Ltd (UK): 100%	No

Holiday Autos Nordic AS (Norway)	Holiday Autos Holdings Ltd (UK): 100%	No

Holiday Autos, Portugal Unipessoal Lda (Portugal)	Holiday Autos International Ltd (UK): 100%	No

Holiday Autos U.K. and Ireland Ltd (UK)	Holiday Autos Group Limited (UK): 100%	No

Holiday Service GmbH - (Germany)	lastminute.com GmbH (Germany): 100%	No

International Travel Industry Club Ltd (UK)	OTC Travel Management Ltd (UK): 100%	No

Joint Venture Travel Limited (UK)	Online Travel Corporation Limited (UK): 100%	No

Last Minute Network Ltd (Ireland)	Last Minute Network Limited (UK): 100%	No

Last Minute Network Limited (UK)	lastminute.com Limited (UK): 100%	No

Last Minute SPRL (Belgium)	Last Minute Network Limited (UK): 100%	No

Lastminute (Cyprus) Ltd (Cyprus)	lastminute.com LLC (Delaware): 100%	No

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Lastminute Network, S.L. (Spain)	lastminute.com Limited (UK): 70% Last Minute Network Limited (UK): 30%	No

Lastminute S.A.S. (France)	Last Minute Network Limited (UK): 100%	No

Lastminute.com BV (Netherlands)	Last Minute Network Limited (UK): 100%	No

lastminute.com GmbH (Germany)	Last Minute Network Limited (UK): 100%	No

lastminute.com Group Services Ltd (UK)	lastminute.com Limited (UK): 100%	No

lastminute.com Hellas EPE (Greece)	Lastminute.com Overseas Holdings Ltd (UK): 99% lastminute.com Group Services Ltd (UK): 1%	No

lastminute.com Holdings, Inc. (Delaware)	Travelocity.com LLC (Delaware): 100%	Yes

Lastminute.com Jersey Ltd (Jersey)	lastminute.com Limited (UK): 100%	No

lastminute.com LLC (Delaware)	Travelocity.com LP (Delaware): 91% Travelocity Holdings, Inc. (Delaware): 9%	Yes

lastminute.com Limited (UK)	Travelocity Europe (UK): 100%	No

Lastminute.com Overseas Holdings Ltd (UK)	lastminute.com Limited (UK): 100%	No

Lastminute.com S.R.L. (Italy)	Last Minute Network Limited (UK): 100%	No

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Lastminute.com Theatrenow Ltd (UK)	Last Minute Network Limited (UK): 100%	No

Lastminute.com UK Holdings Ltd (UK)	lastminute.com Limited (UK): 100%	No

LM Travel Services Ltd (UK)	Travelocity Sabre GmbH (Germany): 100%	No

Online Travel Corporation Ltd (UK)	lastminute.com Limited (UK): 100%	No

Online Travel Services Ltd (UK)	Online Travel Corporation Limited (UK): 100%	No

OTC Travel Management Ltd (UK)	Online Travel Services Ltd (UK): 100%	No

Oxford Technology Solutions Ltd (UK)	Online Travel Corporation Limited (UK): 100%	No

PRISM Group, Inc. (Maryland)	Sabre Inc. (Delaware): 100%	No

PRISM Technologies, LLC (New Mexico)	Sabre Inc. (Delaware): 100%	No

Sabre (Australia) Pty Limited (Australia)	Sabre International B.V. (Netherlands): 100%	No

Sabre Austria GmbH (Austria)	Sabre Computer Reservierungssystem (Austria): 100%	No

Sabre Airline Solutions GmbH (Germany)	Sabre Holdings GmbH (Germany): 100%	No

Sabre AS (Luxembourg) S.a.r.l. (Luxembourg)	Sabre International (Luxembourg) S.a.r.l. (Luxembourg): 100%	No

Sabre Belgium SA (Belgium)	Sabre International B.V. (Netherlands): 99% Sabre International Holdings, LLC (Delaware): 1%	No

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Sabre China Sea Technologies Ltd. (Labuan)	Sabre International B.V. (Netherlands): 99% Sabre International, LLC (Delaware): 1%	No

Sabre Colombia Ltda (Colombia)	Sabre International, LLC (Delaware): 99.86% Sabre International Holdings, LLC (Delaware): 0.14%	No

Sabre Computer Reservierungssystem (Austria)	Sabre International B.V. (Netherlands): 100%	No

Sabre Danmark ApS (Denmark)	Sabre International B.V. (Netherlands): 100%	No

Sabre Decision Technologies International, LLC (Delaware)	Sabre International B.V. (Netherlands): 100%	No

Sabre Deutschland Marketing GmbH (Germany)	Sabre Holdings GmbH (Germany): 100%	No

Sabre Digital Limited (UK)	Sabre Inc. (Delaware): 100%	No

Sabre Dynamic Argentina SRL (Argentina)	Sabre International B.V. (Netherlands): 100%	No

Sabre Dynamic Limited (UK)	Sabre Dynamic Argentina SRL (Argentina): 100%	No

Sabre Dynamic Mexico, S. de R.L. de C.V. (Mexico)	Sabre Sociedad Technologica S.A. de C.V. (Mexico): 99% Sabre Servicios Administrativos S.A. de C.V. (Mexico): 1%	No

Sabre EMEA Marketing Limited (UK)	Sabre International B.V. (Netherlands): 100%	No

Sabre Espana Marketing SA (Spain)	Sabre International B.V. (Netherlands): 100%	No

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Sabre Europe Management Services Ltd. (UK)	Sabre International B.V. (Netherlands): 100%	No

Sabre Finance (Luxembourg) S.a.r.l. (Luxembourg)	Sabre International (Luxembourg) S.a.r.l. (Luxembourg): 100%	No

Sabre France Sarl (France)	Sabre International, LLC (Delaware): 100%	No

Sabre Global Services S.A. (Uruguay)	Sabre International B.V. (Netherlands): 100%	No

Sabre Headquarters, LLC (Delaware)	Sabre Inc. (Delaware): 100%	No

Sabre Hellas SA (Greece)	Sabre International B.V. (Netherlands): 100%	No

Sabre Holdings (Luxembourg) S.a.r.l. (Luxembourg)	Sabre International Newco, Inc. (Delaware): 100%	No

Sabre Holdings GmbH (Germany)	Sabre International B.V. (Netherlands): 100%	No

Sabre Iceland ehf. (Iceland)	Sabre International B.V. (Netherlands): 100%	No

Sabre Inc. (Delaware)	Sabre Holdings Corporation (Delaware): 100%	Yes

Sabre Informacion SA de CV (Mexico)	Sabre Soluciones de Viaje, S. de R.L. de C.V. (Mexico): 99% Sabre Technology Holland B.V. (Netherlands): 1%	No

Sabre International (Luxembourg) S.a.r.l. (Luxembourg)	Sabre Holdings (Luxembourg) S.a.r.l. (Luxembourg): 100%	No

Sabre International B.V. (Netherlands)	Sabre International (Luxembourg) S.a.r.l. (Luxembourg): 100%	No

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Sabre International Bahrain W.L.L. (Bahrain)	Sabre Technology Enterprises Ltd. (Cayman Islands): 99% Sabre International Holdings, LLC (Delaware): 1%	No

Sabre International Holdings, LLC (Delaware)	Sabre International B.V. (Netherlands): 100%	No

Sabre International, LLC (Delaware)	Sabre International B.V. (Netherlands): 100%	No

Sabre International Newco, Inc. (Delaware)	Sabre Inc. (Delaware): 99.1% GetThere L.P. (Delaware): 0.9%	Yes

Sabre Investments, Inc. (Delaware)	Sabre Inc. (Delaware): 100%	Yes

Sabre Ireland Limited (Ireland)	Sabre International B.V. (Netherlands): 100%	No

Sabre Ireland Limited Partnership (Ireland)	Sabre International B.V. (Netherlands): 100%	No

Sabre Israel Travel Technologies Ltd. (Israel)	Sabre Marketing Nederland (Netherlands): 100%	No

Sabre Italia S.r.l (Italy)	Sabre International B.V. (Netherlands): 100%	No

Sabre Limited (New Zealand)	Sabre International B.V. (Netherlands): 100%	No

Sabre Marketing Nederland (Netherlands)	Sabre International, LLC (Delaware): 100%	No

Sabre Norge AS (Norway)	Sabre International B.V. (Netherlands): 100%	No

Sabre Pakistan (Private) Limited (Pakistan)	Airline Technology Services Mauritius (Mauritius): 99.99%	No

Sabre Polska Z.o.o. (Poland)	Sabre Travel International Limited (Ireland): 100%	No

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Sabre Portugal Services Lda (Portugal)	Sabre International B.V. (Netherlands): 95% Sabre International Holdings, LLC (Delaware): 5%	No

Sabre Rocade AB (Sweden)	Sabre Sverige AB (Sweden): 100%	No

Sabre Rocade Assist AB (Sweden)	Sabre Sverige AB (Sweden): 100%	No

Sabre Servicios Administrativos S.A. de C.V. (Mexico)	Sabre Sociedad Technologica S.A. de C.V. (Mexico): 99% Sabre Soluciones de Viaje, S. de R.L. de C.V. (Mexico): 1%	No

Sabre Sociedad Technologica S.A. de C.V. (Mexico)	Sabre Soluciones de Viaje, S. de R.L. de C.V. (Mexico): 51% Sabre Technology Holland B.V. (Netherlands): 49%	No

Sabre Soluciones de Viaje, S. de R.L. de C.V. (Mexico)	Sabre Inc. (Delaware): 99% Sabre Technology Holland B.V. (Netherlands): 1%	No

Sabre South Pacific I (Australia)	Sabre International, LLC (Delaware): 99% Sabre Inc. (Delaware): 1%	No

Sabre Suomi Oy (Finland)	Sabre International B.V. (Netherlands): 100%	No

Sabre Sverige AB (Sweden)	Sabre International B.V. (Netherlands): 100%	No

Sabre Technology Enterprises II, Ltd. (Cayman Islands)	Sabre Technology Enterprises Ltd. (Cayman Islands): 100%	No

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Sabre Technology Enterprises Ltd. (Cayman Islands)	Sabre International (Luxembourg) S.a.r.l. (Luxembourg): 100%	No

Sabre Technology Holland B.V. (Netherlands)	Sabre International, LLC (Delaware): 100%	No

Sabre Travel International Limited (Ireland)	Sabre International B.V. (Netherlands): 100%	No

Sabre Travel Network Egypt LLC (Egypt)	Sabre Travel Network Middle East W.L.L. (Bahrain): 99.9% Sabre International B.V. (Netherlands): 0.10%	No

Sabre Travel Network Middle East W.L.L. (Bahrain)	Sabre Technology Enterprises Ltd. (Cayman Islands): 60%	No

Sabre Travel Technologies (Private) Limited (India)	Sabre International B.V. (Netherlands): 95.74% Sabre Inc. (Delaware): 4.25% Sabre International, LLC (Delaware): 0.01%	No

Sabre UK Marketing Ltd. (UK)	Sabre International B.V. (Netherlands): 100%	No

Sabre Zenon Cyprus Limited (Cyprus)	Sabre International B.V. (Netherlands): 100%	No

SabreMark G.P., LLC (Delaware)	Sabre Inc. (Delaware): 100%	Yes

SabreMark Limited Partnership (Delaware)	Sabre Inc. (Delaware): 99% LP SabreMark G.P., LLC (Delaware): 1% GP	Yes

Secret Hotels Ltd (UK)	lastminute.com Limited (UK): 100%	No

Secret Hotels2 Ltd (UK)	Secret Hotels Ltd (UK): 100%	No

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Secret Hotels3 Ltd (UK)	Secret Hotels Ltd (UK): 100%	No

Secret Hotels4 Ltd (UK)	Holiday Autos Group Limited (UK): 100%	No

Site59.com, LLC (Delaware)	Travelocity.com LP (Delaware): 100%	Yes

SST Finance, Inc. (Delaware)	Sabre Inc. (Delaware): 100%	Yes

SST Holding, Inc. (Delaware)	Sabre Inc. (Delaware): 100%	Yes

Taskbrook Limited (UK)	Secret Hotels2 Ltd (UK): 100%	No

TEL Holdco Ltd (UK)	Online Travel Corporation Limited (UK): 100%	No

TG India Holdings Company (Cayman Islands)	Zuji Holdings Ltd. (Cayman Islands): 80% TG India Management Company (Cayman Islands): 20%	No

TG India Management Company (Cayman Islands)	Zuji Holdings Ltd. (Cayman Islands): 100% Management Shares	No

The Destination Group Ltd (UK)	Lastminute.com Overseas Holdings Ltd (UK): 100%	No

Travelbargains Ltd (UK)	Secret Hotels Ltd (UK): 100%	No

Travelcoast Ltd (UK)	Online Travel Services Ltd (UK): 100%	No

Travelocity Australia Pty Ltd. (Australia)	Travelocity.com LP (Delaware): 100%	No

Travelocity Europe (UK)	lastminute.com LLC (Delaware): 99% Travelocity.co.uk Limited (UK): 1%	No

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Travelocity Global Polska Sp.zo.o. (Poland)	lastminute.com Limited (UK): 100%	No

Travelocity Global Technologies Private Limited (India)	Travelocity International B.V. (Netherlands): 100%	No

Travelocity GmbH (Germany)	Travelocity.com LP (Delaware): 100%	No

Travelocity Holdings I, LLC (Delaware)	Travelocity.com LLC (Delaware): 100%	Yes

Travelocity Holdings, Inc. (Delaware)	Sabre Inc. (Delaware): 100%	Yes

Travelocity International B.V. (Netherlands)	lastminute.com Holdings, Inc. (Delaware): 100%	No

Travelocity Nordic AB (Sweden)	Travelocity Sabre GmbH (Germany): 96% Last Minute Network Limited (UK): 4%	No

Travelocity Nordic ApS (Denmark)	Travelocity Nordic AB (Sweden): 100%	No

Travelocity Nordic AS (Norway)	Travelocity Nordic AB (Sweden): 100%	No

Travelocity Sabre GmbH (Germany)	lastminute.com LLC (Delaware): 100%	No

Travelocity Services Canada Ltd. (Canada)	Travelocity.com LP (Delaware): 100%	No

Travelocity.co.uk Limited (UK)	lastminute.com LLC (Delaware): 100%	No

Travelocity.com LLC (Delaware)	Travelocity Holdings, Inc. (Delaware): 100% Preferred; 5% Common TVL Common, Inc. (Delaware): 95% Common	Yes

Subsidiary (Jurisdiction of Organization)	Owner(s) of Equity	Required to pledge its assets?
Travelocity.com LP (Delaware)	Travelocity.com LLC (Delaware): 89% LP; 10% GP Travelocity Holdings I, LLC (Delaware): 1% LP	Yes

Travelprice Belgium BVBA (Belgium)	Lastminute SAS (France) : 56.25% Voyages Sur Mesures SAS (France): 43.75%	No

Travelprice Italia S.R.L (Italy)	Last Minute Network Limited (UK): 100%	No

Travelstore.com Limited (UK)	Online Travel Corporation Limited (UK): 100%	No

TVL Common, Inc. (Delaware)	Sabre Inc. (Delaware): 100%	Yes

Viva Travel Dun Laoghaire Ltd (Ireland)	Last Minute Network Ltd (Ireland): 100%	No

Voyages Sur Mesures SAS (France)	Lastminute SAS (France): 100%	No

Zuji Holdings Ltd. (Cayman Islands)	Travelocity.com LP (Delaware): 100%	No

Zuji Limited (Hong Kong)	Zuji Pte. Limited (Singapore): 100%	No

Zuji Properties A.V.V (Aruba)	Zuji Holdings Ltd. (Cayman Islands): 100%	No

Zuji Pte. Limited (Singapore)	Zuji Holdings Ltd. (Cayman Islands): 100%	No

Zuji Pty Ltd. (Australia)	Zuji Pte. Limited (Singapore): 100%	No

Zuji Travel PTE Ltd. (Singapore)	Zuji Pte. Limited (Singapore): 100%	No

SCHEDULE 6.12

Certain Post-Closing Obligations

1.	On or before the tenth (10th) Business Day following the Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received a copy of a certificate of authority, good standing and/or qualification to do business as a foreign corporation or other entity in the State of Florida issued to the Borrower by the appropriate authority of the State of Florida.

2.	On or before the thirtieth (30th) day following the Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received a certificate evidencing 2,056,463 convertible preferred equity certificates issued on December 26, 2012 by Sabre Holdings (Luxembourg) S.a.r.l., accompanied by an undated security power executed in blank.

3.	On or before the thirtieth (30th) day following the Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received the promissory note issued on December 26, 2012 by Sabre Holdings (Luxembourg) S.a.r.l. to Sabre International Newco, Inc., accompanied by an undated security power executed in blank.

SCHEDULE 7.01(b)

Existing Liens

1.	Liens on the Equity Interests in joint ventures held by the Borrower or any of its Restricted Subsidiaries arising under the following joint venture agreements:

a.	The Shareholders Agreement dated as of December 31, 2004, entered into by and among Sabre Technology Enterprises, Ltd., Gulf Air Company G S C, and Sabre Travel Network Middle East WLL;

b.	The Shareholders Agreement dated as of February 27, 1998 entered into by and among Abacus International Holdings Ltd., Sabre Technology Enterprises II, Ltd. and Abacus International Pte Ltd; and

c.	The Joint Venture Deed (and the Amending Deed thereto) by and among travel.com.au Limited, Last Minute Network Limited and Lastminute.com Australia Pty Limited.

2.	The Liens in the form of cash collateral securing bank guarantees of the Borrower and its Restricted Subsidiaries in an aggregate amount of $3,100,721 ($1,432,439 in the U.S. and $1,668,282 outside the U.S.).

SCHEDULE 7.02(g)

Existing Investments

Existing Investments

1.	The Equity Investments listed on Schedule 5.11 hereto.

2.	The following Equity Investments:

a.	Sabre Technology Enterprises II, Ltd. (Cayman Islands) owns a 35% interest in the equity of Abacus International PTE Ltd (Singapore).

b.	lastminute.com Limited (UK) owns a 7.3% interest in the equity of LCC24 AG (Germany).

c.	Last Minute Network Limited (UK) owns a 3.89% interest in the equity of Livebookings Holdings Limited (UK).

d.	The Borrower owns a 40% interest in the equity of Elektroniczne Systemy Sprzedazy Sp. ZO.O. (Poland).

e.	Holiday Autos International Limited (UK) owns a 50% interest in the equity of Auto Holidays (Pty) Ltd (South Africa).

f.	Sabre Deutschland Marketing GmbH (Germany) owns 26% interest in the equity of Gesellschaft Zur Entwicklung und Vermarktung Interaktiver Tourismusanwendungen mbH (Germany).

g.	Sabre Technology Enterprises, Ltd. (Cayman Islands) owns 60% in the equity of Sabre Travel Network Middle East W.L.L. (Bahrain).

h.	Sabre Travel Network Middle East W.L.L. (Bahrain) owns 49% in the equity of Switch Automated Booking Services Co WLL (Kuwait).

i.	Sabre International B.V. (Netherlands) owns 20% in the equity of Sabre Bulgaria AD (Bulgaria).

j.	Sabre International (Luxembourg) S.a.r.l. owns 50% in the equity of Moneydirect Limited (Ireland).

k.	Zuji Pte. Limited (Singapore) owns 4.5% in the equity of Webtour Inc. (South Korea).

l.	Sabre International Newco, Inc. owns 2,056, 463 convertible preferred equity certificates issued by Sabre Holdings (Luxembourg) S.a.r.l.

3.	Loans from the Borrower to Austin Travel in an aggregate principal amount of $525,933 as of December 31, 2012.

4.	Equity investments by Sabre Investments, Inc. in Early Adopter Fund, LLC in an aggregate principal amount of $186,202 as of December 31, 2012.

5.	Equity investments by the Borrower in SITA SC in an aggregate principal amount of $5,350,638 as of December 31, 2012.

Contemplated Investments

Investments in some combination of the following, not to exceed $50,000,000 in the aggregate:

1.	A joint venture with Viking Travel in Turkey to distribute the Sabre System to Turkish travel agencies.

SCHEDULE 7.03(b)

Existing Indebtedness

1.	Loan from JPMorgan Chase Bank, N.A. to Sabre Headquarters, LLC in an aggregate principal amount of $84,340,041 in connection with the Headquarters Financing.

2.	Loan from Travelocity Holdings I, LLC to lastminute.com LLC in an aggregate interest and principal amount of $453,450,000 as of December 31, 2012.

3.	Loan from Travelocity Holdings I, LLC to lastminute.com LLC in an aggregate interest and principal amount of $100,766,667 as of December 31, 2012.

4.	Loan from Travelocity Holdings I, LLC to lastminute.com LLC in an aggregate interest and principal amount of $51,395,833 as of December 31, 2012.

5.	Loan from Sabre International LLC to Sabre Holdings GmbH in an aggregate interest and principal amount of $13,039,684 as of December 31, 2012.

6.	Loan from Sabre South Pacific I to the Borrower in an aggregate interest and principal amount of $19,080,519 as of December 31, 2012.

7.	Loan from Sabre China Sea Technologies Ltd. to the Borrower in an aggregate interest and principal amount of $9,103,259 as of December 31. 2012.

8.	Loan from lastminute.com Cyprus to Travelocity Europe Ltd. in an aggregate interest and principal amount of GB£398,189,644 as of December 31, 2012.

9.	Loan from Travelocity GmbH to Travelocity Sabre GmbH in an aggregate amount of $22,868,608 as of December 31, 2012.

10.	Loan from Sabre International Finance (Luxembourg) S.a.r.l. to Sabre International (Luxembourg) S.a.r.l. in an aggregate principal of $34,000,000.

11.	Loan from Travelocity.com LP to Zuji Holdings Ltd in an aggregate interest and principal amount of $16,757,704 as of December 31, 2012.

12.	Loan from TG India Holdings to Zuji Holdings Ltd in an aggregate principal amount of $13,880,815 as of December 31, 2012.

13.	Loan from Zuji Holdings Ltd to TG India Holdings in an aggregate interest and principal amount of $16,109,596 as of December 31, 2012.

14.	The intercompany guarantee provided by the Borrower for any indebtedness of Holdings existing on the Closing Date.

15.

The guarantee provided by the Borrower to Citigroup Inc. and each subsidiary or affiliate thereof (including Citibank, N.A. and each of its branches wherever located) (“Citigroup”) in respect of the obligations of Sabre International LLC, Sabre Hellas S.A., Sabre Limited

(NZ) and Sabre Servicios Colombia Ltda under any and all extensions of credit extended and/or maintained by Citigroup or any other obligations owing by Sabre International LLC, Sabre Hellas S.A., Sabre Limited (NZ) and Sabre Servicios Colombia Ltda to Citigroup under interest rate swaps, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, foreign exchange transactions or any transactions related to the foregoing or otherwise, whether for principal, interest, fees, expenses or otherwise.

16.	The guarantee provided by the Borrower in respect of the Headquarters Financing.

17.	The global note evidencing intercompany debt owed by a Loan Party to a Loan Party.

18.	The global note evidencing intercompany debt owed by a Non-Loan Party to a Loan Party.

19.	The global note evidencing intercompany debt owed by a Loan Party to a Non-Loan Party.

20.	The global note evidencing intercompany debt owed by a Non-Loan Party to a Non-Loan Party.

21.	The bank guarantees, standby L/Cs, and surety bonds representing indebtedness of the Borrower and its Restricted Subsidiaries as described in the table that follows.

22.	The Letter of Credit Facility, dated as of January 3, 2012, between Sabre Inc., Sabre Holdings Corporation and Citibank, N.A. as the Issuing Bank.

23.	The Continuing Agreement for Standby Letters of Credit and Demand Guarantees, dated as of February 3, 2012, between Sabre, Inc. and Deutsche Bank AG New York Branch.

24.	The Letter of Credit Facility Agreement, dated as of February 8, 2012, among Sabre Inc., Sabre Holdings Corporation, JPMorgan Chase Bank, N.A., in its capacity as participant and JPMorgan Chase Bank, N.A., as Administrative Agent and Issuing Lender.

25.	The promissory note issued on December 26, 2012 evidencing debt owed by Sabre Holdings (Luxembourg) S.a.r.l. to Sabre International Newco, Inc.

Bank Name	Bank Guaranty	Standby Letter of Credit (Bilateral)	Surety Bond	Total
ACE	$0	$0	$24,839,739	$24,839,739
Bank of America	$0	$92,171	$0	$92,171
Barclays	$238,050	$0	$0	$238,050
Citibank	$0	$1,611,357	$0	$1,611,357
Deutsche Bank	$0	$33,301,786	$0	$33,301,786
Fidelity	$0	$0	$1,669,946	$1,669,946
ING	$56,925	$0	$0	$56,925
JPMorgan Chase Bank	$0	$866,310	$0	$866,310
RLI Insurance Company	$0	$0	$1,297,602	$1,297,602
Royal Bank of Scotland	$0	$8,049	$0	$8,049
Total	$294,975	$35,879,673	$27,807,288	$63,981,936

SCHEDULE 7.05(j)

Scheduled Dispositions

The sale of the shares of Zuji Pte. Limited (Singapore), Zuji Properties A.V.V (Aruba), Zuji Limited (Hong Kong), Zuji Pty Ltd. (Australia), Zuji Travel PTE Ltd. (Singapore) and Webtour Inc. to Webjet International and Webjet Limited pursuant to that certain Share Sale Agreement dated December 11, 2012.

SCHEDULE 7.08

Transactions with Affiliates

1.	Arrangements in connection with Sabre Travel Network Middle East (“STNME”) whereby the following transactions occur:

a.	The Borrower charges Gulf Air (the Borrower’s joint venture partner in STNME) a contractual rate for its airline booking in the Middle East region and charges STNME a management charge and Gulf Air receives approximately 40% of the adjusted results of STNME;

i.	Included in the adjusted results of STNME are booking fee revenues less the 10% markup paid to STNME; data processing expenses, and marketing fee expenses;

b.	The Borrower pays a 10% mark-up on the marketing and distribution fees to STNME;

c.	The Borrower provides STNME with its Managing Director, the costs of which are met by STNME;

d.	The Borrower provides access to its SAP and human resource tools to STMNE;

e.	The Borrower provides accounts payable processing and general ledger posting services to STNME; and

f.	STNME has, with the Borrower’s consent, granted distribution rights in the UAE to Emquest, a business owned by Emirates Airlines.

SCHEDULE 7.09

Existing Restrictions

Any restrictions arising under:

1.	The Unlimited Guarantee by Sabre Holdings Corporation to The Royal Bank of Scotland Plc dated March 30, 2006.

2.	The Indenture, dated as of August 3, 2001, with SunTrust Bank, as trustee, as modified by the first supplemental indenture, dated as of August 7, 2001, and the second supplemental indenture, dated as of March 31, 2006, with SunTrust Bank, as trustee.

3.	The Indenture, dated as of May 9, 2012, with Wells Fargo Bank, National Association, as trustee, as modified by the first supplemental indenture, dated as of December 31, 2012, with Wells Fargo Bank, National Association, as trustee.

SCHEDULE 11.02

Administrative Agent’s Office, Certain Addresses for Notices

Administrative Agent and Swing Line Lender	Sheri Starbuck
Agency Management
Bank of America, N.A.
901 Main Street, 14th Floor
Mail Code: TX1-492-14-11
Dallas, TX 75202
T: (214) 209-3758
F: (214) 290-8392
Email: sheri.starbuck@baml.com
Letters of Credit	Mane’ V. Badalyan
Officer - Trade Operations
Bank of America, N.A.
1000 W. Temple St.
Mail Code: CA9-705-07-05
Los Angeles, CA 90012-1514
T: (213) 417-9466
F: (888) 277-5577
Email: mane.v.badalyan@baml.com

Everardus (Joe) Rozing
Vice President
Standby Letter of Credit Unit
Deutsche Bank Trust Company Americas
60 Wall Street
New York, NY10005
T: (212) 250-1014
F: (212) 797-0403
Compliance	Laura Warner
Director - Corporate Credit Risk - Financial
Sponsors
Bank of America Merrill Lynch
100 N. Tryon Street
Charlotte, NC 28255
T: (980) 388-6415
F: (704) 208-1352
Email: laura.warner@baml.com
Borrower:	HDQ Campus - Bldg. A
3150 Sabre Drive
Southlake, TX 76092
T: (682) 605-1000
Attention: General Counsel

EXHIBIT A

FORM OF

COMMITTED LOAN NOTICE

To:	Bank of America, N.A., as Administrative Agent

101 N. Tryon Street

Charlotte, NC 28255

Attention: Charles Hensley

Telephone: (980) 388-3255

Fax: (704) 719-5362

Email: charles.hensley@baml.com

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement that it hereby requests (select one):

☐	A Borrowing of new Loans

☐	A conversion of Loans of a given Class from one Type to the other

☐	A continuation of Eurocurrency Rate Loans

to be made on the terms set forth below:

(A)	Class of Borrowing[1]

(B)	Date of Borrowing, conversion or
continuation (which is a Business Day)

(C)	Principal amount

(D)	Type of Loan[2]

(E)	Interest Period[3]

(F)	Currency of Loan

[The above request has also been made to the Administrative Agent by telephone at [    ].]

[1]	Term B, Term C, Revolving Credit or such other Class of Loans that exists at such time.
[2]	Specify Eurocurrency or Base Rate. Alternative Currency Revolving Loans must be Eurocurrency.
[3]	Applicable for Eurocurrency Borrowings/Loans only.

SABRE INC.,

By:
Name:
Title:

2

EXHIBIT B

FORM OF

SWING LINE LOAN NOTICE

To:	Bank of America, N.A., as Administrative Agent and Swing Line Lender

101 N. Tryon Street

Charlotte, NC 28255

Attention: Charles Hensley

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to Section 2.04(b) of the Credit Agreement that the Borrower requests a Swing Line Borrowing under the Credit Agreement with the terms set forth below:

(A)	Principal Amount to be Borrowed[1]

(B)	Date of Borrowing (which is a Business Day)

[The above request has also been made to the Swing Line Lender and the Administrative Agent by telephone at [    ].]

[1]	Shall be a minimum of $100,000 (and any amount in excess of $100,000 shall be an integral multiple of $25,000).

SABRE INC.,

By:
Name:
Title:

2

EXHIBIT C-1

LENDER: [—]

PRINCIPAL AMOUNT: $

FORM OF

REVOLVING CREDIT NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, SABRE INC., a Delaware corporation (the “Borrower”), hereby severally promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in immediately available funds at the relevant Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Sabre Holdings Corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C issuer, and each lender from time to time party thereto) (A) on the dates set forth in the Credit Agreement, the lesser of (i) the principal amount set forth above and (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and (B) interest from the date hereof on the principal amount from time to time outstanding on each such Revolving Credit Loan at the rate or rates per annum and payable on such dates as provided in the Credit Agreement in the currency required under the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Revolving Credit Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

2

SABRE INC.,

By:
Name:
Title:

3

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

4

EXHIBIT C-2

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

FORM OF

TERM B NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, SABRE INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Sabre Holdings Corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C issuer, and each lender from time to time party thereto) (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to Term B Loans made by the Lender to the Borrower pursuant to Section 2.01(a)(i) of the Credit Agreement and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Term B Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Term B Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

2

SABRE INC.,

By:
Name:
Title:

3

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

4

EXHIBIT C-3

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

FORM OF

TERM C NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, SABRE INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Sabre Holdings Corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C issuer, and each lender from time to time party thereto) (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to Term C Loans made by the Lender to the Borrower pursuant to Section 2.01(a)(ii) of the Credit Agreement and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Term C Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Term C Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

2

SABRE INC.,

By:
Name:
Title:

3

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

4

EXHIBIT D

FORM OF

COMPLIANCE CERTIFICATE

Reference is made to the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation (“Holdings”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Pursuant to Section 6.02(a) of the Credit Agreement, the undersigned, in his/her capacity as a Responsible Officer of Holdings, certifies as follows:

[1.	Pursuant to Section 6.01(a) of the Credit Agreement, the Borrower has delivered to the Administrative Agent the consolidated balance sheet of Holdings and its Subsidiaries as at the end of [insert fiscal year], and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young LLP or any other independent registered public accounting firm of nationally recognized standing, prepared in accordance with generally accepted auditing standards and shall not be subject to any going concern or like qualification or exception (other than with respect to or resulting from, (i) any potential inability to satisfy the financial covenant described in Section 8.01 of the Credit Agreement in a future date or period or (ii) the fact that the final maturity date of any Loan or Commitment under the Credit Agreement is less than one year after the date of such opinion) or any qualification or exception as to the scope of such audit.

2.	Attached hereto as Exhibit A is a report setting forth the information required by Section 3.03(c) of the Security Agreement or confirming that there has been no change in such information since the Closing Date or the date of the last such report.

3.	Attached hereto as Exhibit B is a description of each event, condition or circumstance during the last fiscal quarter covered by this Compliance Certificate requiring a mandatory prepayment under Section 2.05(b) of the Credit Agreement.

4.	Attached hereto as Exhibit C is a list of each Subsidiary of the Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of this Compliance Certificate or a confirmation that there is no change in such information since the later of the Closing Date or the date of the last such list delivered to the Administrative Agent.]

D-1

[1.	Pursuant to Section 6.01(b) of the Credit Agreement, the Borrower has delivered to the Administrative Agent (A) the consolidated balance sheet of Holdings and its Subsidiaries as at the end of [insert fiscal quarter], and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year and (B) a certification by a Responsible Officer of Holdings that such financial statements fairly present in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of Holdings and its Subsidiaries in accordance with GAAP applicable to unaudited interim financial statements, subject only to changes resulting from audit, normal year-end adjustments and the absence of footnotes.]

[5.][2.]	To my knowledge, except as otherwise disclosed to the Administrative Agent in writing pursuant to the Credit Agreement, at no time during the period between [ ] and [ ] (the “Certificate Period”) did a Default or an Event of Default exist. [If unable to provide the foregoing certification, fully describe the reasons therefor and circumstances thereof and any action taken or proposed to be taken with respect thereto (including the delivery of a “Notice of Intent to Cure” concurrently with delivery of this Compliance Certificate) on Annex A attached hereto.]

IN WITNESS WHEREOF, the undersigned, solely in his/her capacity as a Responsible Officer of Holdings, has executed this certificate for and on behalf of Holdings and has caused this certificate to be delivered this      day of             .

SABRE HOLDINGS CORPORATION,

By:
Name:
Title:

D-2

ANNEX A

FORM OF

NOTICE OF INTENT TO CURE

To:	Bank of America, N.A., as Administrative Agent

100 N. Tryon Street

Charlotte, NC 28255

Attention: Laura Warner

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation (“Holdings”), Bank of America, N.A. as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Holdings hereby gives you notice, pursuant to Section 6.02(a) of the Credit Agreement, that the Borrower intends to cure its failure to comply with the financial covenant set forth in Article VIII of the Credit Agreement by [engaging in a Permitted Equity Issuance and applying the amount of the net cash proceeds thereof to increase Consolidated EBITDA as permitted by Section 9.04(a) of the Credit Agreement, which shall occur on or prior to [                    ]1][and][[repaying [Revolving Credit Loans][Swing Line Loans]][Cash Collateralizing 101% of the Outstanding Amount of all L/C Obligations] as permitted by Section 9.04(c) of the Credit Agreement].

SABRE HOLDINGS CORPORATION,

By:
Name:
Title:

[1]	Net cash proceeds from Permitted Equity Issuance to occur no later than ten (10) Business Days after the date on which the relevant financial statements are required to be delivered.

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT E-1

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below) pursuant to Section 11.07 of the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation (“Holdings”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C Issuer, and each lender from time to time party thereto, receipt of a copy of which is hereby acknowledged by the Assignee. Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement, any other Loan Documents and any other documents or instruments delivered pursuant to any of the foregoing to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below (including participations in any Letters of Credit or Swing Line Loans included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document or any other documents or instruments delivered pursuant to any of the foregoing or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor (the “Assignor”):

2.	Assignee (the “Assignee”):

Assignee is an Affiliate of: [Name of Lender]

Assignee is an Approved Fund of: [Name of Lender]

[Assignee is an Affiliated Lender]

3.	Borrower:

4.	Administrative Agent: Bank of America, N.A.

5.	Assigned Interest:

Facility	Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[1]
Revolving Credit Commitments (and related Loans)[2]	$	$		%
Term B Loans	$	$		%
Term C Loans	$	$		%
[other Class of Term Loans]	$	$		%

Effective Date:

[1]	Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[2]	Specify Class if applicable.

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor,

By:
Name:
Title:

[NAME OF ASSIGNEE], as Assignee,

By:
Name:
Title:

[Consented to and]3 Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent,

By:
Name:
Title:

[Consented to]4:

[ ], as a Principal L/C Issuer,

By:
Name:
Title:

BANK OF AMERICA, N,A.
as Swing Line Lender[5] ,

By:
Name:
Title:

[3]	No consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund.
[4]	No consent of the Principal L/C Issuers shall be required for any assignment not related to Revolving Credit Commitments or Revolving Credit Exposure or any assignment to an Agent or an Affiliate of an Agent.
[5]	Only required for any assignment of any of the Revolving Credit Facility; provided that no consent of the Swing Line Lender shall be required for any assignment to an Agent or an Affiliate of an Agent.

SABRE INC.,

By:
Name:
Title: [6]

[6]	No consent of the Borrower shall be required (i) for an assignment of all or a portion of the Term Loans to a Lender, an Affiliate of a Lender, an Approved Fund or (ii) if an Event of Default under Section 9.01(a) or, solely with respect to the Borrower, Section 9.01(f) or (g) of the Credit Agreement has occurred and is continuing, any Assignee.

Annex 1

CREDIT AGREEMENT1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, (iii) the financial condition of Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement or (iv) the performance or observance by Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person of any of their obligations under the Credit Agreement.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, and (v) if it is a Foreign Lender, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Assignor, any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

[1]	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation (“Holdings”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

EXHIBIT E-2

FORM OF NOTICE OF AFFILIATE ASSIGNMENT

Bank of America, N.A.

901 Main Street, 14th Floor

Mail Code: TX1-492-14-11

Dallas, TX 75202

Attention: Sheri Starbuck

Sabre Inc.

2150 Sabre Drive

Southlake, TX 76092

United States

Attention: Jeffrey M. Dalton

Re:	Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C issuer, and each lender from time to time party thereto.

Dear Sir:

The undersigned (the “Proposed Affiliate Assignee”) hereby gives you notice, pursuant to [Section 11.07(k)(vii)] of the Credit Agreement, that

(a) it has entered into an agreement to purchase via assignment a portion of the Term Loans under the Credit Agreement,

(b) the assignor in the proposed assignment is [                    ],

(c) immediately after giving effect to such assignment, the Proposed Affiliate Assignee will be an Affiliated Lender,

(d) the principal amount of Term Loans to be purchased by such Proposed Affiliate Assignee in the assignment contemplated hereby is $        ,

(e) the aggregate amount of all Term Loans held by such Proposed Affiliate Assignee and each other Affiliated Lender after giving effect to the assignment hereunder (if accepted) is $[        ],

E-2-1

(f) it, in its capacity as a Term Lender under the Credit Agreement, hereby waives any right to bring any action against the Administrative Agent with respect to the Term Loans that are the subject of the proposed assignment hereunder, and

(g) the proposed effective date of the assignment contemplated hereby is [            , 20    ].

E-2-2

Very truly yours,

[EXACT LEGAL NAME OF PROPOSED AFFILIATE ASSIGNEE]

By:
Name:
Title:
Phone Number:
Fax:
Email:

Date:

E-2-3

EXHIBIT F

Amended and Restated Guaranty

EXECUTION VERSION

AMENDED AND RESTATED GUARANTY

dated as of

February 19, 2013

among

SABRE HOLDINGS CORPORATION,

as Holdings

CERTAIN SUBSIDIARIES OF SABRE INC.

IDENTIFIED HEREIN

and

BANK OF AMERICA, N.A.,

as Administrative Agent

i

(continued)

		Page

SECTION 4.12.	Termination or Release	11
SECTION 4.13.	Additional Restricted Subsidiaries	12
SECTION 4.14.	Limitation on Guaranteed Obligations	12

ii

AMENDED AND RESTATED GUARANTY dated as of February 19, 2013, among SABRE HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), certain Subsidiaries of SABRE INC. from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, pursuant to the Amended and Restated Credit Agreement effective as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH as an L/C Issuer and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), the Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement;

WHEREAS, Holdings, certain subsidiaries of the Borrower and Deutsche Bank AG New York Branch as administrative agent have entered into that certain Guaranty dated as of March 30, 2007 (as amended, restated, supplemented or otherwise modified to, but not including, the date hereof, the “Existing Guaranty”);

WHEREAS, each of Holdings and each Subsidiary party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit; and

WHEREAS, as an inducement to and as one of the conditions precedent to the obligation of the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement, the Administrative Agent, the Lenders and the L/C Issuers have required the amendment and restatement of the Existing Guaranty in the form of this Agreement and that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent;

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NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the L/C Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby agrees with the Administrative Agent that the Existing Guaranty shall be and is hereby amended and restated in its entirety as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Administrative Agent” means Bank of America, N.A., in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Agreement” means this Amended and Restated Guaranty.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto.

“Claiming Party” has the meaning assigned to such term in Section 3.02.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation incurred after the date hereof, if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Guaranteed Obligations” means the Obligations (as defined in the Credit Agreement); provided that, with respect to any Guarantor, the Guaranteed Obligations of such Guarantor shall not include the Excluded Swap Obligations of such Guarantor.

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“Guarantor” means each Guarantor, as defined in the Credit Agreement (including, without limitation, Holdings and each subsidiary of the Borrower party hereto) and each party that becomes a party to this Agreement after the Closing Date.

“Guaranty Parties” means, collectively, the Borrower and each Guarantor and “Guaranty Party” means any one of them.

“Guaranty Supplement” means an instrument in the form of Exhibit I hereto.

“Holdings” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Loan Documents” means (a) each Loan Document as defined under the Credit Agreement, (b) each Secured Hedge Agreement entered into with a Hedge Bank and (c) each agreement governing Cash Management Services entered into with a Cash Management Bank.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

ARTICLE II

GUARANTY

SECTION 2.01. Guaranty. Each Guarantor irrevocably, absolutely and unconditionally guaranties, jointly with the other Guarantors and severally, the due and punctual payment and performance of the Guaranteed Obligations, in each case, whether such Guaranteed Obligations are now existing or hereafter incurred under, arising out of any Loan Document whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or with any other Loan Documents. Each of the Guarantors further agrees that the Guaranteed Obligations may be extended, increased or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guaranty notwithstanding any extension, increase or renewal, in whole or in part, of any Guranteed Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to any Guaranty Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guaranty and notice of protest for nonpayment.

SECTION 2.02. Guaranty of Payment. Each of the Guarantors further agrees that its guaranty hereunder constitutes a guaranty of payment when due and not of

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collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other Person.

SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.12, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations, or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Guaranteed Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all in accordance with the Security Agreement and other Loan Documents and all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Guaranty Party or the unenforceability of the Guaranteed Obligations, or any part thereof from any cause, or the cessation from any cause of the liability of any Guaranty Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. The Administrative Agent and the other Secured Parties may, in accordance with the terms of the Collateral Documents and at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Guaranty Party or exercise any other right or remedy available to them against any Guaranty Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Guaranty Party, as the case may be, or any security.

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SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation, is rescinded, invalidated or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of any Guaranty Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Guaranty Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the Secured Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against any Guaranty Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III herein.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Guaranty Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.07 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.07, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.07 shall remain in full force and effect until the termination of this Agreement and the Guaranties made hereunder pursuant to Section 4.12. Each Qualified ECP Guarantor intends that this Section 2.07 constitute, and this Section 2.07 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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ARTICLE III

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03), the Borrower agrees that in the event a payment of an obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

SECTION 3.02. Contribution and Subrogation. Each Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Guaranteed Obligation and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.13, the date of the Guaranty Supplement hereto executed and delivered by such Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment. Each Guarantor recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive, to the fullest extent permitted by applicable law, its contribution right against any other Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Lenders.

SECTION 3.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations; provided that if any amount shall be paid to such Guarantor on account of such subrogation rights at any time prior to the irrevocable payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in connection with Section 9.03 of the Credit Agreement. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

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ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 11.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 11.02 of the Credit Agreement.

SECTION 4.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guaranty Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Guaranty Party in any case shall entitle any Guaranty Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guaranty Party or Guaranty Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 11.01 of the Credit Agreement.

SECTION 4.03. Administrative Agent’s Fees and Expenses, Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 11.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 11.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such

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indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or Related Indemnified Person of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 4.03 shall be payable within 10 days of written demand therefor.

SECTION 4.04. Survival of Agreement. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension and shall continue in full force and effect as long as any Loan or any other Guaranteed Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized).

SECTION 4.05. Counterparts; Effectiveness; Successors and Assigns; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a one and the same instrument. Delivery by facsimile transmission or other electronic communication of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Agents may also require that any such documents and signatures delivered by facsimile transmission or other electronic communication be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile transmission or other electronic communication. This Agreement shall become effective as to any Guaranty Party when a counterpart hereof executed on behalf of such Guaranty Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guaranty Party and the Administrative Agent and their respective successors and assigns permitted thereby, and shall inure to the benefit of such Guaranty Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns permitted thereby, except that no Guaranty Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Guaranty Party and

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may be amended, restated, modified, supplemented, waived or released with respect to any Guaranty Party without the approval of any other Guaranty Party and without affecting the obligations of any other Guaranty Party hereunder.

SECTION 4.06. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 4.07. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by the Borrower (on its own behalf and on behalf of each Guarantor and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Guaranteed Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Guaranteed Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Lender or its Affiliates and no L/C Issuer or its Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owing by such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party which is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of Holdings. Each Lender and L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided, that the failure to give such notice shall not affect the validity of such set off and application. The rights of the Administrative Agent, each Lender and each L/C Issuer under this Section 4.07 are in addition to other rights and remedies (including other rights of set off) that the Administrative Agent, such Lender and such L/C Issuer may have.

SECTION 4.08. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE

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UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF HOLDINGS, EACH OTHER GUARANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF HOLDINGS, EACH OTHER GUARANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 4.09. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.09 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 4.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.11. Guaranty Absolute. To the fullest extent permitted by applicable law, all rights of the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guaranty securing or guaranteeing all or any of the Guaranteed Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Guaranteed Obligations or this Agreement.

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SECTION 4.12. Termination or Release. (a) This Agreement and the Guaranties made herein shall terminate with respect to all Guaranteed Obligations when all the outstanding Guaranteed Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the Outstanding Amount of L/C Obligations have been either reduced to zero or Cash Collateralized and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary or is designated as an Unrestricted Subsidiary of Borrower pursuant to the terms of the Credit Agreement; provided that the Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) A Guarantor (other than Holdings) shall automatically be released from its obligations hereunder if such Guarantor ceases to be a Restricted Subsidiary pursuant to the terms of the Credit Agreement.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 4.12, the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.12 shall be without recourse to or warranty by the Administrative Agent.

(e) At any time that the Borrower desires that the Administrative Agent take any of the actions described in immediately preceding paragraph (d), it shall, upon request of the Administrative Agent, deliver to the Administrative Agent an officer’s certificate certifying that the release of the respective Guarantor is permitted pursuant to paragraph (a), (b) or (c). The Administrative Agent shall have no liability whatsoever to any Guarantor as a result of any release of any Guarantor by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 4.12.

(f) Notwithstanding anything to the contrary set forth in this Agreement, each Cash Management Bank and each Hedge Bank, by the acceptance of the benefits under this Agreement hereby acknowledge and agree that (i) the obligations of the Borrower or any Subsidiary under any Secured Hedge Agreement and the Cash Management Obligations (in each case, other than any Excluded Swap Obligation) shall be guaranteed pursuant to this Agreement only to the extent that, and for so long as, the other Guaranteed Obligations are so guaranteed and (ii) any release of a Guarantor effected in the manner permitted by this Agreement shall not require the consent of any Hedge Bank or Cash Management Bank.

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SECTION 4.13. Additional Restricted Subsidiaries. Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of Borrower that were not in existence, not Restricted Subsidiaries or were Excluded Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Guarantors upon becoming Restricted Subsidiaries or upon ceasing to be Excluded Subsidiaries by execution and delivery of a Guaranty Supplement by the Administrative Agent and such Restricted Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guaranty Party hereunder. The rights and obligations of each Guaranty Party hereunder shall remain in full force and effect notwithstanding the addition of any new Guaranty Party as a party to this Agreement.

SECTION 4.14. Limitation on Guaranteed Obligations. Each Guarantor and each Secured Party (by its acceptance of the benefits of this Agreement) hereby confirms that it is its intention that this Agreement not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Laws (including the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar Federal or state law). To effectuate the foregoing intention, each Guarantor and each Secured Party (by its acceptance of the benefits of this Agreement) hereby irrevocably agrees that the Guaranteed Obligations owing by such Guarantor under this Agreement shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such Debtor Relief Laws and after giving effect to any rights to contribution and/or subrogation pursuant to any agreement providing for an equitable contribution and/or subrogation among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SABRE HOLDINGS CORPORATION,
as Holdings

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

EACH OF THE GUARANTORS LISTED ON ANNEX A HERETO

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

[Sabre – Signature Page to Amended and Restated Guaranty]

IN WITNESS WHEREOF, for the purposes of Section 3.01 only, the undersigned has executed this Agreement as of the date first written above.

SABRE INC.,
as Borrower

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

[Sabre – Signature Page to Amended and Restated Guaranty]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

BANK OF AMERICA, N.A.,

By:	/s/ Laura Warner
	Name:	Laura Warner
	Title:	Director

Signature page to Sabre Inc. Guaranty

ANNEX A

GUARANTORS

1.	GetThere Inc.

2.	GetThere L.P.

3.	lastminute.com Holdings, Inc.

4.	lastminute.com LLC

5.	Sabre International Newco, Inc.

6.	Sabre Investments, Inc.

7.	SabreMark G.P., LLC

8.	SabreMark Limited Partnership

9.	Site59.com, LLC

10.	SST Finance, Inc.

11.	SST Holding, Inc.

12.	Travelocity Holdings I, LLC

13.	Travelocity Holdings, Inc.

14.	Travelocity.com LLC

15.	Travelocity.com LP

16.	TVL Common, Inc.

ANNEX A

EXHIBIT I

SUPPLEMENT NO.          dated as of [    ], to the Amended and Restated Guaranty dated as of February 19, 2013 among SABRE HOLDINGS CORPORATION (“Holdings”), certain Subsidiaries of SABRE INC. from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent.

A. Reference is made to (i) the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SABRE INC. (the “Borrower”), Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C Issuer and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), (ii) the Amended and Restated Guaranty dated as of February 19, 2013 among Holdings, certain Subsidiaries of the Borrower from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), (iii) each Secured Hedge Agreement (as defined in the Credit Agreement) and (iv) the Cash Management Obligations (as defined in the Credit Agreement).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

C. The Guarantors have entered into the Guaranty in order to induce (x) the Lenders to make Loans and the L/C Issuers to issue Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to provide Cash Management Services. Section 4.13 of the Guaranty provides that additional Restricted Subsidiaries of the Borrower that are not Excluded Subsidiaries may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty in order to induce (x) the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to provide Cash Management Services and as consideration for (x) Loans previously made and Letters of Credit previously issued, (y) Secured Hedge Agreements previously entered into and/or maintained and (z) Cash Management Services previously provided.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 4.13 of the Guaranty, the New Subsidiary by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Guaranteed Obligations does hereby, for the benefit of the Secured Parties, their

EXHIBIT I

1

successors and assigns, irrevocably, absolutely and unconditionally guaranty, jointly with the other Guarantors and severally, the due and punctual payment and performance of the Guaranteed Obligations. Each reference to a “Guarantor” in the Guaranty shall be deemed to include the New Subsidiary. The Guaranty is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary, and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. If any provision contained in this Supplement is held to be invalid, illegal or unenforceable, the legality, validity, and enforceability of the remaining provisions contained herein and in the Guaranty shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.

SECTION 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

EXHIBIT I

2

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guaranty as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By:

Name:
Title:

Jurisdiction of Formation:
Address Of Chief Executive Office:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:

Name:
Title:

EXHIBIT I

3

EXHIBIT G

Amended and Restated Pledge and Security Agreement

EXECUTION VERSION

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

dated as of

February 19, 2013

among

SABRE INC.,

as the Borrower

SABRE HOLDINGS CORPORATION,

as Holdings

CERTAIN SUBSIDIARIES OF SABRE INC.

IDENTIFIED HEREIN

and

BANK OF AMERICA, N.A.,

as Administrative Agent

		Page

ARTICLE I
DEFINITIONS

SECTION 1.01.	Credit Agreement	1

SECTION 1.02.	Other Defined Terms	2

ARTICLE II
PLEDGE OF SECURITIES

SECTION 2.01.	Pledge	6

SECTION 2.02.	Delivery of the Pledged Collateral	7

SECTION 2.03.	Representations, Warranties and Covenants	7

SECTION 2.04.	Certification of Limited Liability Company and Limited Partnership Interests	8

SECTION 2.05.	Registration in Nominee Name; Denominations	9

SECTION 2.06.	Voting Rights; Dividends and Interest	9

SECTION 2.07.	Administrative Agent Not a Partner or Limited Liability Company Member	10

ARTICLE III
SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 3.01.	Security Interest	11

SECTION 3.02.	Representations and Warranties	12

SECTION 3.03.	Covenants	13

SECTION 3.04.	Other Actions	17

ARTICLE IV
REMEDIES

SECTION 4.01.	Remedies upon Default	18

SECTION 4.02.	Application of Proceeds	20

SECTION 4.03.	Grant of License to Use Intellectual Property; Power of Attorney	20

ARTICLE V
INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 5.01.	Indemnity	21

SECTION 5.02.	Contribution and Subrogation	21

SECTION 5.03.	Subordination	21

ARTICLE VI
MISCELLANEOUS

SECTION 6.01.	Notices	21

SECTION 6.02.	Waivers; Amendment	21

-i-

(continued)

-ii-

ANNEX A	List of Credit Parties

Schedules

SCHEDULE I	Pledged Equity; Pledged Debt
SCHEDULE II	Commercial Tort Claims

Exhibits

EXHIBIT I	Form of Security Agreement Supplement
EXHIBIT II	Form of Perfection Certificate
EXHIBIT III	Form of Patent Security Agreement
EXHIBIT IV	Form of Trademark Security Agreement
EXHIBIT V	Form of Copyright Security Agreement

-iii-

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT dated as of February 19, 2013, among SABRE HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), SABRE INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as administrative agent for the Secured Parties (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, pursuant to the Amended and Restated Credit Agreement effective as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C Issuer and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), the Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Borrower, each other Grantor and Deutsche Bank AG New York Branch, as administrative agent, have entered into that certain Pledge and Security Agreement dated as of March 30, 2007 (as amended, restated, supplemented or otherwise modified to, but not including, the date hereof, the “Existing Pledge and Security Agreement”);

WHEREAS, each of Holdings and each Subsidiary party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit; and

WHEREAS, as an inducement to and as one of the conditions precedent to the obligation of the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement, the Administrative Agent, the Lenders and the L/C Issuers have required the amendment and restatement of the Existing Pledge and Security Agreement in the form of this Agreement and that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the L/C Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent that the Existing Pledge and Security Agreement shall be and is hereby amended and restated in its entirety as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

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SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., as Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof.

“Agreement” means this Amended and Restated Pledge and Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Claiming Party” has the meaning assigned to such term in Section 5.02.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO or any foreign equivalent office.

“Contributing Party” has the meaning assigned to such term in Section 5.02.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Excluded Assets” means:

(a) any Principal Domestic Property;

(b) any letter-of-credit rights;

(c) any Securitization Assets;

(d) any L/C Assets;

(e) any motor vehicles and other assets subject to certificates of title;

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(f) any real property that is not a Material Real Property;

(g) any leasehold interests;

(h) any assets or properties that are acquired pursuant to a Permitted Acquisition (or that are owned by a Subsidiary acquired pursuant to a Permitted Acquisition), so long as such assets or properties are subject to a Lien permitted by Section 7.01(p) of the Credit Agreement, which secured Indebtedness is incurred or assumed in connection with such Permitted Acquisition;

(i) any Intellectual Property whose pledge would result in the forfeiture of the Grantors’ rights in such property including, without limitation, any Trademark applications filed in the USPTO on the basis of such Grantor’s “intent-to-use” such Trademark, unless and until acceptable evidence of use of such Trademark has been filed with the USPTO pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(j) any General Intangible, Investment Property or other rights of a Grantor arising under any contract, lease, instrument, license or other document or any assets subject thereto if but only to the extent that and so long as the grant of a security interest therein would (x) constitute a violation or abandonment of, or render unenforceable, a valid and enforceable restriction in respect of such General Intangible, Investment Property or other such rights in favor of a third party or under any law, regulation, permit, order or decree of any Governmental Authority (for the avoidance of doubt, the restrictions described herein shall not include negative pledges or similar undertakings in favor of a lender or other financial counterparty), or (y) expressly give any other party in respect of any such contract, lease, instrument, license or other document, the right to terminate its obligations thereunder, provided, however, that the limitation set forth in this clause (i) shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law or principles of equity and provided, further, that, at such time as the condition causing the conditions in subclauses (x) and (y) of this clause (i) shall be remedied, whether by contract, change of law or otherwise, the contract, lease, instrument, license or other documents shall immediately cease to be an Excluded Asset, and any security interest that would otherwise be granted herein shall attach immediately to such contract, lease, instrument, license or other document, or to the extent severable, to any portion thereof that does not result in any of the conditions in (x) or (y) above;

(k) any assets the pledge of which is prohibited by law or by agreements containing anti-assignment clauses not overridden by the Uniform Commercial Code or other applicable law; and

(l) any asset with respect to which the Administrative Agent and the Borrower have reasonably determined in writing that the costs of providing a security interest in such asset or perfection thereof is excessive in view of the benefits to be obtained by the Lenders.

“Excluded Security” means

(a) any shares of stock or debt of any Domestic Subsidiary (as defined in the Existing 2016 Notes Indenture);

(b) more than 65% of the issued and outstanding voting Equity Interests of any Material Foreign Subsidiary that is a direct Subsidiary of a Loan Party;

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(c) any Equity Interests of any Foreign Subsidiary that is not a Material Foreign Subsidiary;

(d) any Equity Interests of any Unrestricted Subsidiary (until such time as any Unrestricted Subsidiary becomes a Restricted Subsidiary in accordance with the Credit Agreement);

(e) any Equity Interests of any Subsidiary that are not directly held by a Loan Party;

(f) any Equity Interests of any Subsidiary acquired pursuant to a Permitted Acquisition that are subject to a Lien permitted by Section 7.01(v) the Credit Agreement, which secured Indebtedness is incurred or assumed in connection with such Permitted Acquisition;

(g) any shares of stock or debt whose pledge is prohibited by law or by agreements containing anti-assignment clauses not overridden by applicable law; and

(h) any Equity Interests of any Subsidiary with respect to which the Administrative Agent and the Borrower have reasonably determined in writing that the costs of providing a pledge of such Equity Interests or perfection thereof is excessive in view of the benefits to be obtained by the Lenders.

“Excluded Swap Obligation” has the meaning assigned to such term in the Guaranty.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, Intellectual Property, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Grantor” means each of Holdings, Borrower, and each Guarantor.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, the intellectual property rights in software and databases and related documentation, domain names and all additions, improvements and accessions to, and books and records describing any of the foregoing, together with all causes of action arising prior to or after the date hereof for infringement of any of the foregoing, or unfair competition claims regarding the same.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits III, IV and V, respectively.

“Investment Property” has the meaning specified in Article 9 of the New York UCC, but shall not include any Pledged Collateral.

“L/C Assets” means all deposit and securities accounts (including all funds held in or credited to such accounts, interest, dividends or other property distributed in respect of such accounts and any proceeds thereof) that may be opened from time to time with one or more banks or other financial institutions (including with a foreign branch of such banks or other financial institutions) securing letters of credit, demand guarantees, bankers’ acceptances or similar obligations and reimbursement obligations in respect thereof, other than those provided under the Credit Agreement.

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“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

“Loan Documents” means (a) each Loan Document as defined under the Credit Agreement, (b) each Secured Hedge Agreement entered into with a Hedge Bank, and (c) each agreement governing Cash Management Services entered into with a Cash Management Bank.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters Patent of the United States or the equivalent thereof in any other country in or to which any Grantor now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and all applications for letters Patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the USPTO or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and as amended, updated, modified or supplemented from time to time, and duly executed as of the Closing Date, and as of any subsequent delivery date as required pursuant to the Loan Documents, by the chief financial officer or the chief legal officer of each of Holdings and the Borrower.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Secured Obligations” means the Obligations (as defined in the Credit Agreement); provided that, with respect to any Grantor, the Secured Obligations of such Grantor shall not include any Excluded Swap Obligations of such Grantor.

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“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Hedge Banks, the Cash Management Banks, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Sections 10.01(c) and 10.02 of the Credit Agreement.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor and (b) all goodwill connected with the use of and symbolized thereby.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guaranty, each Grantor hereby pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (i) all Equity Interests held by it, including without limitation those Equity Interests listed on Schedule I and any other Equity Interests obtained in the future by such Grantor and, to the extent certificated, the certificates representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include any Excluded Security; (ii) the debt securities owned by it, including without limitation those debt securities listed opposite the name of such Grantor on Schedule I, any debt securities obtained in the future by such Grantor and the promissory notes and any other instruments evidencing any debt (the “Pledged Debt”); provided that the Pledged Debt shall not include any Excluded Security; (iii) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and Pledged Debt; (iv) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), and (iii) above; and (v) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”); provided, however, that in no event shall Pledged Collateral include any property with respect to which a Grantor is treated as having a “security entitlement” within the meaning of Article 8 of any applicable Uniform Commercial Code.

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TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered as promptly as practicable to the Administrative Agent, for the benefit of the Secured Parties, any and all Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b) Each Grantor will cause (i) any Indebtedness for borrowed money owed to such Grantor by any Person (other than intercompany Indebtedness between Credit Parties and intercompany Indebtedness referred to in the following clause (ii)) having an aggregate principal amount in excess of the Dollar Amount of $5,000,000, to be evidenced by a duly executed promissory note, and (ii) any intercompany Indebtedness made by such Grantor to a Non-Loan Party to be evidenced by (x) a duly executed global promissory note to which such Non-Loan Party is a signatory, or (y) at the option of the Grantor, to the extent such Indebtedness is in an aggregate principal amount in excess of the Dollar Amount of $15,000,000, a duly executed promissory note; in each case (i) and (ii) that is delivered to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by stock or security powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment or transfer duly executed by the applicable Grantor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. Holdings and the Borrower jointly and severally represent, warrant and covenant, as to themselves and the other Grantors, to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule I correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b) the Pledged Equity and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a subsidiary of the Borrower, to the best of Holdings’ and the Borrower’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a subsidiary of the Borrower, to the best of Holdings’ and the Borrower’s knowledge), are legal, valid and binding obligations of the issuers thereof;

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(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Liens permitted pursuant to Section 7.01 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) Liens permitted pursuant to Section 7.01 of the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally and except as described in the Perfection Certificate, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations, to the extent such perfection is governed by the Uniform Commercial Code; and

(h) the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral as set forth herein.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Any limited liability company and any limited partnership controlled by any Grantor shall either (a) not have in its operative documents any provision that any Equity Interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the Uniform Commercial Code, or (b) certificate any Equity Interests in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, each such certificate shall be delivered to the Administrative Agent, pursuant to Section 2.02(a) and such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof.

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SECTION 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing, (a) the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent, and each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided, that the Administrative Agent shall give the Borrower prior notice of its intent to exercise such rights unless a Bankruptcy Event of Default shall have occurred and be continuing in which case no notice shall be required.

SECTION 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner, except as may be expressly permitted under this Agreement, the Credit Agreement or the other Loan Documents, that would materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as each Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any non-cash (and non-cash equivalent) dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent).

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(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02 hereof. After all Events of Default have been cured or waived, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights at the discretion of the Administrative Agent. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06.

(d) Any notice given by the Administrative Agent to the Borrower suspending the rights of the Grantors under paragraph (a) of this Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

SECTION 2.07. Administrative Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Administrative Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Administrative Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Administrative Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto or to any other Loan Document, this Agreement shall not be construed as creating a partnership or joint venture among the Administrative Agent, any other Secured Party, any Grantor and/or any other Person.

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ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guaranteed Obligations, each Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Commercial Tort Claims listed on Schedule II hereto;

(iv) all Deposit Accounts;

(v) all Documents;

(vi) all Equipment;

(vii) all General Intangibles;

(viii) all Goods;

(ix) all Instruments;

(x) all Inventory;

(xi) all Investment Property;

(xii) all books and records pertaining to the Article 9 Collateral; and

(xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Excluded Asset.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued

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to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon any reasonable request.

(c) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) The Administrative Agent is authorized to file with the USPTO or the USCO (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States Intellectual Property granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantor as debtors and the Administrative Agent as secured party.

(e) Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required to enter into any deposit account control agreement or securities account control agreement with respect to any deposit account or securities account.

SECTION 3.02. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the material Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The information set forth in the Perfection Certificate, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Closing Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(c) Each Grantor represents and warrants that short-form Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending, unless it constitutes an Excluded Asset) and United States registered

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Copyrights, respectively, have been delivered to the Administrative Agent for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, as may be necessary to establish a valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions under the Federal intellectual property laws, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed by any Grantor after the date hereof, (ii) as may be required under the laws of jurisdictions outside the United States with respect to Article 9 Collateral created under such laws, and (iii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations; (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction and (iii) subject to the filings described in Section 3.02(c), a perfected security interest in all Intellectual Property in which a security interest may be perfected upon the receipt and recording of fully executed short-form Intellectual Property Security Agreements with the USPTO and the USCO, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any nonconsensual Lien that is expressly permitted pursuant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (ii) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(e) The material Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the New York UCC or any other applicable United States laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens permitted pursuant to Section 7.01 of the Credit Agreement.

SECTION 3.03. Covenants. (a)The Borrower agrees promptly (and in any event within 60 days of such change) to notify the Administrative Agent in writing of any change in (i) the legal name, (ii) the identity or type of organization or corporate structure, (iii) the jurisdiction of organization, (iv) the chief executive office or (v) the organizational identification number, of any Grantor. In addition, if any Grantor does not have an organizational identification number on the Closing Date (or the date such Grantor becomes a party to this Agreement) and later obtains one, the Borrower shall promptly (and in any event within 60 days of such change) thereafter notify the Administrative Agent of such organizational identification number and shall take all actions reasonably requested by the Administrative Agent to the extent necessary to maintain the security interests (and the priority thereof) of the Administrative Agent in the Article 9 Collateral intended to be granted hereby fully perfected and in full force and effect.

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(b) Upon becoming aware of any defect in the security interests (and the priority thereof, except as expressly permitted pursuant to Section 7.01 of the Credit Agreement) of the Administrative Agent in the Article 9 Collateral intended to be granted hereby, the Borrower agrees promptly (and in any event within 60 days of such knowledge) to notify the Administrative Agent in writing of such defect.

(c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01 of the Credit Agreement, the Borrower shall deliver to the Administrative Agent an updated Perfection Certificate executed by the chief financial officer or the chief legal officer of each of Holdings and the Borrower, setting forth any information required therein that has changed or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c) and certifying that all UCC financing statements, Intellectual Property Security Agreements and other appropriate filings, recordings or registrations have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction necessary to protect and perfect the Security Interests and Liens in the United States under this Agreement.

(d) The Borrower agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

(e) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Administrative Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Administrative Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, Grantors shall not be obligated to reimburse the Administrative Agent with respect to any Article 9 Collateral consisting of Intellectual Property which any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain, in accordance with Section 3.03(i)(ix). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein, in the other Loan Documents.

(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person, the value of which is in excess of $10,000,000, to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Administrative Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g) Each Grantor (rather than the Administrative Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions

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and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(h) If any Grantor shall at any time hold or acquire a Commercial Tort Claim with a value in excess of $10,000,000 and for which such Grantor (or predecessor in interest) has filed a complaint in a court of competent jurisdiction, such Grantor shall promptly notify the Administrative Agent in writing signed by such Grantor of the brief details thereof and grant to the Administrative Agent a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement pursuant to a document in form and substance reasonably satisfactory to the Administrative Agent.

(i) Intellectual Property Covenants, Representations and Warranties:

(i) Other than to the extent permitted herein or in the Credit Agreement or with respect to registration and applications no longer used, and except to the extent failure to act would not, as deemed by the Borrower in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Article 9 Collateral consisting of Intellectual Property for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to diligently pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, now or hereafter included in such Article 9 Collateral consisting of Intellectual Property of such Grantor where reasonable to do so. Each Grantor shall take all reasonable steps to maintain its trade secrets under applicable law and to preserve the secrecy of its confidential information.

(ii) Other than to the extent permitted herein or in the Credit Agreement, or with respect to registration and applications no longer used, or except as would not, as deemed by the Borrower in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Article 9 Collateral consisting of Intellectual Property may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, becomes publicly known).

(iii) Other than as excluded or as permitted herein or in the Credit Agreement, or with respect to Patents, Copyrights or Trademarks which are no longer used or useful in the Grantor’s business operations or except where failure to do so would not, as deemed by the applicable Grantor in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its Article 9 Collateral consisting of Intellectual Property, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality and using the Trademarks which are material to such Grantor’s business in interstate commerce during the time in which this Agreement is in effect and to take all reasonable steps to preserve such Trademarks under the laws of relevant jurisdiction. Each Grantor agrees to renew those of its domain name registrations that are material to such Grantor’s business.

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(iv) Each Grantor represents and warrants that it is the lawful owner of all material Article 9 Collateral consisting of Intellectual Property, including (i) the Patents listed in the Perfection Certificate for such Grantor and that said Patents include all the material United States patents and applications that such Grantor owns as of the date hereof, and (ii) the Copyrights listed in the Perfection Certificate for such Grantor and that said Copyrights include all the United States copyrights registered and applied for with the USCO for material United States copyrights that such Grantor owns as of the date hereof.

(v) Each Grantor further represents and warrants that the Trademarks and domain names listed in the Perfection Certificate include all material United States registered marks and applications for United States registered marks in the USPTO and all material domain names that such Grantor owns in connection with its business as of the date hereof. Each Grantor represents and warrants that it is the lawful owner of all U.S. trademark registrations and applications and domain name registrations listed in the Perfection Certificate and that said registrations are subsisting and have not been canceled, and that such Grantor has not received any written third-party claim that any of said registrations is invalid or unenforceable, other than as would not, either individually or in the aggregate, in the Grantor’s reasonable opinion, be reasonably expected to have a Material Adverse Effect.

(vi) Each Grantor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Grantor learns is likely to be infringing, contributorily infringing, actively inducing infringement, misappropriating or otherwise violating any of such Grantor’s rights in and to any Intellectual Property in any manner that would, in the Grantor’s reasonable opinion, reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Grantor’s use of any Intellectual Property material to such Grantor’s business violates in any material respect any property right of such party. Each Grantor further agrees to take appropriate actions diligently against, including, but not limited to prosecution of, in accordance with reasonable business practices, any Person infringing any Intellectual Property right in any manner that would, in the Grantor’s reasonable opinion, reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

(vii) If any Grantor acquires, makes an application for, or is issued a registration for Intellectual Property before the USPTO, the USCO, or an equivalent thereof in any state of the United States, such Grantor shall, at its own expense, deliver to the Administrative Agent a grant of a security interest in such application or registration, within sixty (60) days of the submission of such application or receipt of registration (twenty (20) days in the case of Copyrights) confirming the grant of a security interest in such Intellectual Property to the Administrative Agent hereunder. Such security interest must be substantially in the form of Exhibit III hereto in the case of Patents, Exhibit IV hereto in the case of Trademarks, or Exhibit V hereto in the case of Copyrights, or in such other form as may be reasonably satisfactory to the Administrative Agent.

(viii) Concurrently with the delivery of the Perfection Certificate pursuant to Section 3.03(c), and upon reasonable request by the Administrative Agent (but in any event, not more than three times per fiscal year), if a United States Patent or an application for a United States Patent, a registered Copyright, or an application for a United States Copyright is issued or acquired by a Grantor, the relevant Grantor shall deliver to the Administrative Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, and shall update, through amendment or by other written document executed by and reasonably acceptable to Administrative Agent and such Grantor, the relevant schedules of any Intellectual Property Security Agreement filed with the USPTO pursuant to this Agreement, such that any such update may be filed with the USPTO.

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(ix) Nothing in this Agreement or any other Loan Document prevents any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Article 9 Collateral consisting of Intellectual Property to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(x) Subject to Sections 3.02 and 3.03(i) above, the Grantors shall use commercially reasonable efforts to correct all currently known chain of title issues regarding the Article 9 Collateral constituting Intellectual Property collateral listed on Schedule 12 of the Perfection Certificate within sixty (60) days following the Closing Date (or such later date as agreed by the Administrative Agent in its sole discretion) and; provided, however, that if despite such efforts, Grantors cannot correct these issues within sixty (60) days, they shall remain obligated to continue such efforts until the issues are resolved or it is reasonably determined by the Administrative Agent that it is no longer commercially reasonable to continue such efforts.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Article 9 Collateral and evidencing an amount in excess of $10,000,000, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, following the occurrence of an Event of Default such Grantor shall promptly notify the Administrative Agent thereof and, at the Administrative Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause the issuer to agree to comply with instructions from the Administrative Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Administrative Agent to become the registered owner of such securities. If any securities, whether certificated or uncertificated, or other investment property are held by any Grantor or its nominee through a securities intermediary or commodity intermediary, following the occurrence of an Event of Default, such Grantor shall immediately notify the Administrative Agent thereof and at the Administrative Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent shall either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Administrative Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Administrative Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of financial assets or other

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Investment Property held through a securities intermediary, arrange for the Administrative Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Administrative Agent agrees with each of the Grantors that the Administrative Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Administrative Agent is the securities intermediary.

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Administrative Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations under the Uniform Commercial Code or other applicable law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) declare the entire right, title, and interest of such Grantor in each of the Patents, Trademarks, domain names and Copyrights vested in the Administrative Agent for the benefit of the Secured Parties (in which event such right, title, and interest shall immediately vest in the Administrative Agent for the benefit of the Secured Parties, and the Administrative Agent shall be entitled to exercise the power of attorney referred to below in Section 4.03 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency); (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise; and (v) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Upon the occurrence and during the continuance of an Event of Default, the Grantors agree to execute such further documents as the Administrative Agent may reasonably request to transfer ownership of the Patents, Trademarks, domain names and Copyrights to the Administrative Agent for the benefit of the Secured Parties.

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The Administrative Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights, for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or paying any premium in whole or in part relating thereto.

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SECTION 4.02. Application of Proceeds. (a) The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with Section 9.03 of the Credit Agreement.

(b) The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement and the Credit Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

(c) In making the determinations and allocations required by this Section 4.02, the Administrative Agent may conclusively rely upon information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Administrative Agent shall have no duty to inquire as to the application by the Administrative Agent of any amounts distributed to it. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

SECTION 4.03. Grant of License to Use Intellectual Property; Power of Attorney. For the exclusive purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall, upon prior written request by the Administrative Agent at any time after and during the continuance of an Event of Default, grant to the Administrative Agent a non-exclusive, irrevocable, royalty-free, limited license (until the termination or cure of the Event of Default) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Credit Agreement, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. For the avoidance of doubt, the use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only during the continuation of an Event of Default. Furthermore, each Grantor hereby grants to the Administrative Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the USPTO or the USCO in order to effect an absolute assignment of all right, title and interest in each Patent, Trademark or Copyright, and to record the same.

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ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 5.03), the Borrower agrees that, in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part a Secured Obligation owed to any Secured Party, the Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Grantor (a “Contributing Party”) agrees (subject to Section 5.03) that, in the event assets of any other Grantor shall be sold pursuant to any Collateral Document to satisfy any Secured Obligation owed to any Secured Party, and such other Grantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 5.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 6.15, the date of the Security Agreement Supplement hereto executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 5.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations, provided that if any amount shall be paid to such Grantor on account of such subrogation rights at any time prior to the irrevocable payment in full in cash of all the Secured Obligations, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with Section 9.03 of the Credit Agreement. No failure on the part of the Borrower or any Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 11.02 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower as provided in Section 11.02 of the Credit Agreement.

SECTION 6.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and

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remedies of the Administrative Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 11.01 of the Credit Agreement.

SECTION 6.03. Administrative Agent’s Fees and Expenses. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 11.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 11.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or Related Indemnified Person of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 10 days of written demand therefor.

SECTION 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns, to the extent permitted under Section 11.07 of the Credit Agreement.

SECTION 6.05. Survival of Agreement. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such

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representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension and shall continue in full force and effect as long as any Loan or any other Secured Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized).

SECTION 6.06. Counterparts; Effectiveness; Successors and Assigns; Several Agreement. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile transmission or other electronic communication of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by facsimile transmission or other electronic communication be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile transmission or other electronic communication. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective successors and assigns permitted thereby, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns permitted thereby, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.07. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to any Grantor, any such notice being waived by the Borrower (on its own behalf and on behalf of each Grantor and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Secured Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Secured Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Lender or its Affiliates and no L/C Issuer or its Affiliates shall have a right to set off and apply any deposits held or other

23

Indebtedness owing by such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party which is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of Holdings. Each Lender and L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender and each L/C Issuer under this Section 6.08 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender and such L/C Issuer may have.

SECTION 6.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, HOLDINGS, EACH GRANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, HOLDINGS, EACH GRANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.10. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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SECTION 6.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.12. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 6.13. Collateral Sharing. Pursuant to Sections 7.01(ee) and 7.01(ii) of the Credit Agreement, the Administrative Agent acknowledges and agrees that it shall execute and deliver any collateral sharing agreements with one or more of the Grantors and other secured parties that may extend indebtedness thereunder to such Grantor or Grantors. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent and the other Secured Parties hereunder shall be subject to the provisions of any collateral sharing agreement executed in furtherance of Sections 7.01(ee) and 7.01(ii) of the Credit Agreement. In the event of any conflict or inconsistency between a provision of such collateral sharing agreement and this Agreement relating to the foregoing in this Section 6.13, the provisions of such collateral sharing agreement shall control; provided that, for the avoidance of doubt, in no event shall the proceeds of any Collateral pledged by a Guarantor or any payments made by a Guarantor be applied to payment of any Excluded Swap Obligations of such Guarantor.

SECTION 6.14. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations and any Liens arising therefrom shall be automatically released when all the outstanding Secured Obligations (in each case other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the Outstanding Amount of L/C Obligations have been either reduced to zero or Cash Collateralized and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary or is designated as an Unrestricted Subsidiary of Borrower.

(c) Upon any disposition by any Grantor of any Collateral that is not prohibited by the Credit Agreement or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 11.01 of the Credit Agreement, the security interest of such Grantor in such Collateral shall be automatically released.

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(d) A Grantor (other than Holdings and the Borrower) shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released if such Grantor ceases to be a Restricted Subsidiary pursuant to the terms of the Credit Agreement.

(e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 6.14, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 6.14 shall be without recourse to or warranty by the Administrative Agent.

(f) At any time that the respective Grantor desires that the Administrative Agent take any action described in the immediately preceding paragraph (e), it shall, upon request of the Administrative Agent, deliver to the Administrative Agent an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to paragraph (a), (b), (c) or (d). The Administrative Agent shall have no liability whatsoever to any Secured Party as a result of any release of Collateral by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 6.14.

(g) Notwithstanding anything to the contrary set forth in this Agreement, each Cash Management Bank and each Hedge Bank by the acceptance of the benefits under this Agreement hereby acknowledge and agree that (i) the obligations of the Borrower or any Subsidiary under any Secured Hedge Agreement and the Cash Management Obligations (in each case, other than any Excluded Swap Obligation) shall be secured pursuant to this Agreement only to the extent that, and for so long as, the other Secured Obligations are so secured and (ii) any release of Collateral effected in the manner permitted by this Agreement shall not require the consent of any Hedge Bank or Cash Management Bank.

SECTION 6.15. Additional Restricted Subsidiaries. Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of Borrower that were not in existence, were not Restricted Subsidiaries or were Excluded Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Grantors upon becoming Restricted Subsidiaries or upon ceasing to be Excluded Subsidiaries by execution and delivery of a Security Agreement Supplement in the form of Exhibit I hereto by the Administrative Agent and such Restricted Subsidiary. Upon such execution and delivery, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 6.16. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable (until termination of the Credit Agreement) and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Administrative Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the

26

Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; (h) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, including endorsing the name of any Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, making all determinations and decisions with respect thereto and obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or paying any premium in whole or in part relating thereto; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Administrative Agent and shall be additional Secured Obligations secured hereby.

SECTION 6.17. General Authority of the Administrative Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 6.18. Recourse; Limited Obligations. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Loan Documents and the Secured Hedge Agreements and otherwise in writing in connection herewith or therewith. It is the desire and intent of each Grantor and the Secured Parties that this Agreement shall be enforced against each Grantor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, and in furtherance of the foregoing, it is noted that the obligations of each Grantor that is a Guarantor have been limited as expressly provided in the Guaranty and are limited hereunder as and to the same extent provided therein.

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[Signatures on following page]

28

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SABRE HOLDINGS CORPORATION, as Holdings

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

SABRE INC., as Borrower

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

EACH OF THE GUARANTORS LISTED ON ANNEX A HERETO

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

[Sabre – Signature Page to Amended and Restated Pledge and Security Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Laura Warner
	Name:	Laura Warner
	Title:	Director

Signature page to Sabre Inc. Pledge and Security Agreement

Annex A

List of Borrower Subsidiaries that are Credit Parties

1.	GetThere Inc.

2.	GetThere L.P.

3.	lastminute.com Holdings, Inc.

4.	lastminute.com LLC

5.	Sabre International Newco, Inc.

6.	Sabre Investments, Inc.

7.	SabreMark G.P., LLC

8.	SabreMark Limited Partnership

9.	Site59.com, LLC

10.	SST Finance, Inc.

11.	SST Holding, Inc.

12.	Travelocity Holdings I, LLC

13.	Travelocity Holdings, Inc.

14.	Travelocity.com LLC

15.	Travelocity.com LP

16.	TVL Common, Inc.

SCHEDULE I

Pledged Equity

Issuer	Interest Issued	Pledgor	Pledgor Percentage Ownership		Amount Pledged
Sabre Inc.	1,000 shares of Common Stock	Sabre Holdings Corporation	100%		1,000 shares

FlightLine Data Services, Inc.	200 shares of Common Stock	Sabre Inc.	100%		200 shares
GetThere Inc.	100 shares of Common Stock	Sabre Inc.	100%		100 shares

GetThere L.P.	13.5% Limited Partnership Interest	Sabre Inc.	13.5	% LP	100%
	85.5% Limited Partnership Interest	GetThere Inc.	85.5	% LP
	1% General Partnership Interest		1	% GP
Lastminute (Cyprus) Ltd	554 Ordinary Shares	lastminute.com LLC	100%		360.1 shares

lastminute.com LLC	100 Class A Units	Travelocity Holdings, Inc.	9.0511%		9.0511 Class A Units
		Travelocity.com LLC	90.9489%		90.9489 Class A Units
lastminute.com Holdings, Inc.	1 share of Common Stock	Travelocity.com LP	100%		1 share

Sabre Digital Limited	400,002 Ordinary shares	Sabre Inc.	100%		260,001 shares
Sabre International Newco, Inc.	1,000 shares of Common Stock	Sabre Inc.	99.1%		991 shares
		Get There L.P.	0.9%		9 shares

Sabre Investments, Inc.	1,000 shares of Common Stock	Sabre Inc.	100%		1,000 shares
Sabre Holdings (Luxembourg) S.á r.l	45,731 Shares	Sabre International Newco, Inc.	100%		27,936 shares

SCH-1

Issuer	Interest Issued	Pledgor	Pledgor Percentage Ownership		Amount Pledged
SabreMark G.P., LLC	100%	Sabre Inc.	100%		100%

SabreMark Limited Partnership	1% General Partnership Interest	SabreMark G.P. LLC	1	% GP
	99% Limited Partnership Interest	Sabre Inc.	99	% LP	100%
Sabre Soluciones de Viaje, S. de R.L. de C.V.	Series I B – 1 Fixed Value $2970	Sabre Inc.	99%		$11,127,360.32
	Series II B – 1 Variable Value $17,116,046.64	Sabre Inc.	99%

Site59.com, LLC	100%	Travelocity.com LP	100%		100%
SST Finance, Inc.	1,000 shares of Common Stock	Sabre Inc.	100%		1,000 shares

SST Holding, Inc.	1,000 shares of Common Stock	Sabre Inc.	100%		1,000 shares
Travelocity.co.uk Limited	1 Ordinary share	lastminute.com LLC	100%		0.65 shares

Travelocity Australia Pty Ltd.	100 Ordinary shares	Travelocity.com LP	100%		65 shares
Travelocity Europe Limited	120 Ordinary shares	lastminute.com LLC	99%		78 shares

Travelocity GmbH	1 Ordinary share	Travelocity.com LP	100%		0.65 shares
Travelocity Holdings I, LLC	100%	Travelocity.com LLC	100%		100%

Travelocity Holdings, Inc.	1,000 shares of Common Stock	Sabre Inc.	100%		1,000 shares
Travelocity International B.V.	18,000 Ordinary shares	lastminute.com Holdings, Inc.	100%		11,700 shares

2

Issuer	Interest Issued	Pledgor	Pledgor Percentage Ownership		Amount Pledged
Travelocity Sabre GmbH	2 Ordinary shares	lastminute.com LLC	100%		1.3 shares

Travelocity Services Canada Ltd.	100 shares of Common Stock	Travelocity.com LP	100%		65 shares
Travelocity.com LLC	100% Preferred Units1	Travelocity Holdings, Inc.	100 Preferred Units	%	100% Preferred Units
	100% Common Units2	Travelocity Holdings, Inc.	5% Common Units		5% Common Units
		TVL Common, Inc.	95% Common Units		95% Common Units

Travelocity.com LP Interest	10% General Partnership	Travelocity.com LLC	10	% GP	100%
	90% Limited Partnership Interest	Travelocity.com LLC	89	% LP
		Travelocity Holdings I, LLC	1	% LP
TVL Common, Inc.	1 share of Common Stock	Sabre Inc.	100%		1 share

Zuji Holdings Ltd.	76,772,000 Ordinary shares	Travelocity.com LP	100%		49,901,800 shares

Other Equity Interests

1.	Sabre International Newco, Inc. owns 2,056,463 Convertible Preferred Equity

Certificates with a nominal value of $35 issued by Sabre Holdings (Luxembourg) S.á r.l. on December 26, 2012.

[1]	Voting interest.
[2]	Non-voting interest.

3

Pledged Debt

Lender	Facility	Borrower	Principal Outstanding at 12/31/12	Interest Outstanding at 12/31/12
Travelocity Holdings I, LLC	LM Note C - $ 450M	lastminute.com LLC[3]	USD 450,000,000	USD 3,450,000
	LM Note C - $ 100M	lastminute.com LLC	USD 100,000,000	USD 766,167
	LM Note C - $ 50M	lastminute.com LLC	USD 50,000,000	USD 1,396,333

Sabre International Newco, Inc.	Promissory Note	Sabre Holdings (Luxebourg) S.á r.l.	USD $270,000,010	USD 187,500

I.	A global note evidencing intercompany debt owed by a Grantor to a Grantor.
II.	A global note evidencing intercompany debt owed by a Non-Grantor to a Grantor.

[3]	Successor to lastminute.com Luxembourg S.á r.l.

4

SCHEDULE II

Commercial Tort Claims

The following list includes all commercial tort claims of each Grantor, with a value in excess of $10,000,000 and for which such Grantor has filed a complaint in a court of competent jurisdiction:

None.

EXHIBIT I

SUPPLEMENT NO.          dated as of [    ], to the Amended and Restated Pledge and Security Agreement dated as of February 19, 2013 among SABRE HOLDINGS CORPORATION (“Holdings”), SABRE INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties.

A. Reference is made to the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

B. Reference is made to the Amended and Restated Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties, and certain Subsidiaries of the Borrower from time to time party thereto.

C. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement, as applicable.

D. The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and the L/C Issuers to issue Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to provide Cash Management Services. Section 6.15 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce (x) the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to provide Cash Management Services and as consideration for (x) Loans previously made and Letters of Credit previously issued, (y) Secured Hedge Agreements previously entered into and/or maintained and (z) Cash Management Services previously provided.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 6.15 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary, and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office. Schedule I shall be incorporated into, and after the date hereof be deemed part of, the Perfection Certificate.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

[Signatures on following page]

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

Jurisdiction of Formation:
Address Of Chief Executive Office:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

SCHEDULE I

TO SUPPLEMENTAL NO      TO THE

SECURITY AGREEMENT

LOCATION OF COLLATERAL

Description	Location

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

EXHIBIT II

FORM OF

PERFECTION CERTIFICATE

[On file]

EXHIBIT III

FORM OF

PATENT SECURITY AGREEMENT

(SHORT-FORM)

PATENT SECURITY AGREEMENT, dated as of [    ], among SABRE HOLDINGS CORPORATION (“Holdings”), SABRE, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Amended and Restated Pledge and Security Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement, as applicable. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(i) All letters Patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters Patent of the United States or the equivalent thereof in any other country in or to which any Grantor now or hereafter has any right, title or interest therein, including registrations, recordings and pending applications in the

USPTO or any similar offices in any other country, and all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof;

(ii) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto; and

(iii) all causes of action arising prior to or after the date hereof for infringement of any of the foregoing, or unfair competition claims regarding the same.

Section 3. Termination. This Agreement is made to secure the satisfactory performance and payment of the Secured Obligations. This Patent Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Secured Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Patent Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Patent Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Patent Collateral consisting of U.S. Patent registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 6. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SABRE HOLDINGS CORPORATION,
as Holdings

By:
Name:
Title:

SABRE INC.,
as the Borrower

By:
Name:
Title:

EACH OF THE CREDIT PARTIES
LISTED ON ANNEX A HERETO,

By:
Name:
Title:

Acknowledged and accepted.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Annex A

List of Borrower Subsidiaries that are Credit Parties

1.	GetThere Inc.

2.	GetThere L.P.

3.	lastminute.com Holdings, Inc.

4.	lastminute.com LLC

5.	Sabre International Newco, Inc.

6.	Sabre Investments, Inc.

7.	SabreMark G.P., LLC

8.	SabreMark Limited Partnership

9.	Site59.com, LLC

10.	SST Finance, Inc.

11.	SST Holding, Inc.

12.	Travelocity Holdings I, LLC

13.	Travelocity Holdings, Inc.

14.	Travelocity.com LLC

15.	Travelocity.com LP

16.	TVL Common, Inc.

Schedule I

Short Particulars of U.S. Patent Collateral

Title	Registrant	(Application Number) / Patent Number	(Filing Date) / Issuance Date
Method And Apparatus For Delivering Information In A Real Time Mode Over A Nondedicated Circuit	Sabre Inc.	5,652,759	07/29/97
Method and Apparatus For Providing Services to Partners and Third Party Web Developers	Sabre Inc.	(61/721,707)	(11/2/12)
Methods And System For Information Search And Retrieval	Travelocity. com LP	(09/698,077)	(10/30/00)
System And Method For Integrating Electronic Storage Facilities	Sabre Inc.	(09/902,184)	(07/10/01)

EXHIBIT IV

FORM OF

TRADEMARK SECURITY AGREEMENT

(SHORT-FORM)

TRADEMARK SECURITY AGREEMENT, dated as of [    ], among SABRE HOLDINGS CORPORATION (“Holdings”), SABRE, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Amended and Restated Pledge and Security Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement, as applicable. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except for any Excluded Assets (collectively, the “Trademark Collateral”):

(i) (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names, other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor, and (b) all goodwill connected with the use of and symbolized thereby;

(ii) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto; and

(iii) all causes of action arising prior to or after the date hereof for infringement of any of the foregoing, or unfair competition claims regarding the same.

Section 3. Termination. This Agreement is made to secure the satisfactory performance and payment of the Secured Obligations. This Trademark Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Secured Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Trademark Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Trademark Collateral consisting of U.S. Trademark registrations or applications owned by the Grantor, in whole or in part, excluding any Excluded Assets, is set forth in Schedule I.

Section 6. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SABRE HOLDINGS CORPORATION,
as Holdings

By:
Name:
Title:

SABRE INC.,
as the Borrower

By:
Name:
Title:

EACH OF THE CREDIT PARTIES
LISTED ON ANNEX A HERETO,

By:
Name:
Title:

Acknowledged and accepted.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Annex A

List of Borrower Subsidiaries that are Credit Parties

1.	GetThere Inc.

2.	GetThere L.P.

3.	lastminute.com Holdings, Inc.

4.	lastminute.com LLC

5.	Sabre International Newco, Inc.

6.	Sabre Investments, Inc.

7.	SabreMark G.P., LLC

8.	SabreMark Limited Partnership

9.	Site59.com, LLC

10.	SST Finance, Inc.

11.	SST Holding, Inc.

12.	Travelocity Holdings I, LLC

13.	Travelocity Holdings, Inc.

14.	Travelocity.com LLC

15.	Travelocity.com LP

16.	TVL Common, Inc.

Schedule I to

Trademark Security Agreement

Supplement

United States Trademarks, Service Marks and Trademark Applications

MARK	SERIAL NUMBER	REGISTRATION NUMBER	FILING DATE	REGISTRATION DATE	REGISTRANT
FLICA.NET	85/292,151	4,049,275	04/11/11	11/01/11	SabreMark Limited Partnership

EXHIBIT V

FORM OF

COPYRIGHT SECURITY AGREEMENT

(SHORT-FORM)

COPYRIGHT SECURITY AGREEMENT, dated as of [    ] among SABRE HOLDINGS CORPORATION (“Holdings”), SABRE, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Amended and Restated Pledge and Security Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 7. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement, or the Credit Agreement, as applicable. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 8. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(i) (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO;

(ii) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto;

(iii) all causes of action arising prior to or after the date hereof for infringement of any of the foregoing, or unfair competition claims regarding the same.

Section 9. Termination. This Agreement is made to secure the satisfactory performance and payment of the Secured Obligations. This Copyright Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Secured Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Copyright Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Copyright Collateral.

Section 10. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 11. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Copyright Collateral consisting of U.S. Copyright registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 12. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SABRE HOLDINGS CORPORATION,
as Holdings

By:
Name:
Title:

SABRE INC.,
as the Borrower

By:
Name:
Title:

EACH OF THE CREDIT PARTIES LISTED ON ANNEX A HERETO,

By:
Name:
Title:

Acknowledged and accepted.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Annex A

List of Borrower Subsidiaries that are Credit Parties

1.	GetThere Inc.

2.	GetThere L.P.

3.	lastminute.com Holdings, Inc.

4.	lastminute.com LLC

5.	Sabre International Newco, Inc.

6.	Sabre Investments, Inc.

7.	SabreMark G.P., LLC

8.	SabreMark Limited Partnership

9.	Site59.com, LLC

10.	SST Finance, Inc.

11.	SST Holding, Inc.

12.	Travelocity Holdings I, LLC

13.	Travelocity Holdings, Inc.

14.	Travelocity.com LLC

15.	Travelocity.com LP

16.	TVL Common, Inc.

Schedule I

Short Particulars of U.S. Copyright Collateral

No.	COPYRIGHT	REG NO	REG DT	OWNER
1.	The roaming gnome.	VA1383181	11/20/2006	Travelocity.com, LP
2.	Travelocity.com (Travelocity icons)	VA977150	11/01/1999	Travelocity.com, LP
3.	Travelocity.com, a Sabre Company	VA1035237	03/13/2000	Sabre, Inc.
4.	OneBuild	TXu781700	02/5/1997	Sabre, Inc.

EXHIBIT H-1

Opinion of Cleary Gottlieb Steen & Hamilton LLP

February 19, 2013

The Administrative Agent and the Lenders party on the date hereof to the Restated Credit Agreement referred to below

Ladies and Gentlemen:

We have acted as special counsel to Sabre Inc., a Delaware corporation (the “Borrower”), Sabre Holdings Corporation, a Delaware corporation (“Holdings”), and each of the parties listed in Exhibit A attached hereto (the “Subsidiary Guarantors”), in connection with that certain Amendment and Restatement Agreement dated as of the date hereof (the “Amendment Agreement”) among the Borrower, Holdings, the Subsidiary Guarantors, the Lenders party thereto, Deutsche Bank AG New York Branch, as Original Administrative Agent and L/C Issuer, and Bank of America, N.A., as Successor Administrative Agent, Swing Line Lender, L/C Issuer, Fronting Term B Lender and Fronting Term C Lender, which, upon satisfaction of the conditions to effectiveness thereto, amends and restates that certain Credit Agreement dated as of March 30, 2007 (as amended and restated prior to the date hereof, the “Original Credit Agreement”) among the Borrower, Holdings, Deutsche Bank AG New York Branch, as administrative agent, swing line lender and L/C issuer, and the Lenders party thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amendment Agreement or the Restated Credit Agreement (as defined below), as applicable. Each of the Borrower, Holdings and the Subsidiary Guarantors is referred to as a “Credit Party” herein, and they are referred to collectively herein as the “Credit Parties.” This opinion letter is furnished pursuant to Section 8(b) of the Amendment Agreement and Section 4.01(a)(v)(i) of the Restated Credit Agreement.

In arriving at the opinions expressed below, we have reviewed the following documents:

(a)	an executed copy of the Amendment Agreement, including the amended and restated Original Credit Agreement attached thereto as Annex A (the “Restated Credit Agreement”);

Bank of America, N.A.

as Administrative Agent, et. al.

p. 2

(b)	an executed copy of the Amended and Restated Pledge and Security Agreement, dated as of the date hereof (the “Restated Security Agreement”) among Bank of America, N.A., as Administrative Agent, the Borrower, Holdings and certain Subsidiary Guarantors party thereto;

(c)	an executed copy of the Amended and Restated Guaranty, dated as of the date hereof (the “Restated Guaranty”) among Bank of America, N.A., as Administrative Agent, the Borrower, Holdings and certain Subsidiary Guarantors party thereto;

(d)	an executed copy of the Amendment of Security Interest in Copyrights dated as of the date hereof (the “Copyright Amendment”) among Deutsche Bank AG New York Branch, Bank of America, N.A., Holdings, the Borrower and certain Subsidiary Guarantors party thereto;

(e)	an executed copy of the Amendment of Security Interest in Trademarks dated as of the date hereof (the “Trademark Amendment”) among Deutsche Bank AG New York Branch, Bank of America, N.A., Holdings, the Borrower and certain Subsidiary Guarantors party thereto;

(f)	an executed copy of the Amendment of Security Interest in Patents dated as of the date hereof (the “Patent Amendment”) among Deutsche Bank AG New York Branch, Bank of America, N.A., Holdings, the Borrower and certain Subsidiary Guarantors party thereto;

(g)	an executed copy of the Copyright Security Agreement, dated as of the date hereof (the “Copyright Security Agreement”) among Bank of America, N.A., as Administrative Agent, the Borrower, Holdings and certain Subsidiary Guarantors party thereto;

(h)	an executed copy of the Trademark Security Agreement, dated as of the date hereof (the “Trademark Security Agreement”) among Bank of America, N.A., as Administrative Agent, the Borrower, Holdings and certain Subsidiary Guarantors party thereto;

(i)	an executed copy of the Patent Security Agreement, dated as of the date hereof (the “Patent Security Agreement”) among Bank of America, N.A., as Administrative Agent, the Borrower, Holdings and certain Subsidiary Guarantors party thereto (and, together with the Copyright Security Agreement, the Trademark Security Agreement, the Amendment Agreement, the Restated Security Agreement, the Restated Guaranty, the Copyright Amendment, the Trademark Amendment and the Patent Amendment, the “Amendment Documents”);

Bank of America, N.A.

as Administrative Agent, et. al.

p. 3

(j)	an executed copy of the Officer’s Certificate of the Borrower attached as Exhibit B hereto in connection with the opinion expressed in numbered paragraph 4 below; and

(k)	the agreements identified in Exhibit C hereto.

In addition, we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

In rendering the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. In addition, we have assumed and have not verified the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of the Credit Parties in the Amendment Documents or the Restated Credit Agreement).

Based on the foregoing, and subject to the further assumptions and qualifications set forth below, it is our opinion that:

1. Each of the Amendment Documents to which any Credit Party is a party has been duly executed and delivered by such Credit Party.

2. Each of the Amendment Documents and the Restated Credit Agreement to which any Credit Party is a party is a valid, binding and enforceable agreement of such Credit Party.

3. Except for such filings and other actions as may be required to perfect the Liens in favor of the Administrative Agent that the Amendment Documents and the Restated Credit Agreement purport to create, the execution and delivery of the Amendment Documents by each of the Credit Parties do not, and the performance by each of the Credit Parties of its obligations in each of the Amendment Documents and the Restated Credit Agreement to which it is a party will not, (a) require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States of America or the State of New York that in our experience normally would be applicable to general business entities with respect to such execution, delivery and performance (but we express no opinion relating to the United States federal securities laws or any state securities or Blue Sky laws), (b) result in a breach of any of the terms and provisions of, or constitute a default under, any of the agreements of such Credit Party identified in Exhibit C hereto, or (c) result in a violation of any United States federal or New York State law or published rule or regulation that in our experience normally would be applicable to general business entities with respect to such execution, delivery and performance (but we express no opinion relating to the United States federal securities laws or any state securities or Blue Sky laws).

4. The Borrower is not required to be registered as an investment company under the U.S. Investment Company Act of 1940, as amended.

Bank of America, N.A.

as Administrative Agent, et. al.

p. 4

5. The Restated Security Agreement creates in favor of the Administrative Agent, for the benefit of the Secured Parties as security for the Secured Obligations, a valid security interest in each Grantor’s (as defined in the Restated Security Agreement) rights in the Collateral described therein to the extent that a security interest in such Collateral can be created under Article 9 of the Uniform Commercial Code as in effect in the State of New York (the “NYUCC”) (the “Article 9 Collateral”), except that a security interest in any Collateral constituting a Commercial Tort Claim (as defined in the Restated Security Agreement) will only be created when a sufficient description thereof (within the meaning of Section 9-108 of the NYUCC) is provided on Schedule II of the Restated Security Agreement in accordance with Section 3.01 of the Restated Security Agreement.

6. With respect to that portion of the Collateral consisting of Pledged Collateral (as defined in the Restated Security Agreement) constituting “securities” or “instruments” within the meaning of the New York UCC, upon delivery of certificates or instruments representing such Pledged Collateral to the Administrative Agent in the State of New York, the Administrative Agent for the benefit of the Secured Parties will have a perfected security interest in such Pledged Collateral, which will remain a perfected security interest for as long as the Administrative Agent continuously maintains possession of such certificates and instruments in the State of New York.

In arriving at the opinion expressed above in numbered paragraph 5, we have assumed that the relevant Credit Parties have rights in the subject Collateral (and we express no opinion with respect thereto) and we note that, with respect to Collateral in which such Credit Parties have no present rights, the Restated Security Agreement will create the security interest referred to in numbered paragraph 5 only when such Credit Parties acquire such rights.

We have also assumed compliance with any restrictions on or procedures applicable to any transfer of interests in the Collateral.

Insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement or obligation of any of the Credit Parties or the creation or transfer of an interest in property, (a) we have assumed that such Credit Party and each other party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that no such assumption is made as to any of the Credit Parties regarding matters of the federal law of the United States of America or the law of the State of New York that in our experience normally would be applicable to general business entities with respect to such agreement or obligation) and (b) such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity.

In addition, certain of the remedial provisions of the Collateral Documents may be further limited or rendered unenforceable by other applicable laws or judicially adopted principles which, however, in our judgment do not make the remedies provided for therein (taken as a whole) inadequate for the practical realization of the principal benefits purported to be afforded thereby (except for the economic consequences of procedural or other delay). Insofar as provisions contained in any of the Amendment Documents or the Restated Credit Agreement provide for indemnification, the enforcement thereof may be limited by public policy considerations.

Bank of America, N.A.

as Administrative Agent, et. al.

p. 5

With respect to Section 11 of the Amendment Agreement, Section 11.16(b) of the Restated Credit Agreement, Section 6.09(b) of the Restated Security Agreement and Section 4.08(b) of the Restated Guaranty, we express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action relating to such agreements where jurisdiction based on diversity of citizenship under 28 U.S.C. §1332 does not exist.

We note that the designation in Section 11 of the Amendment Agreement, Section 11.16(b) of the Restated Credit Agreement, Section 6.09(b) of the Restated Security Agreement and Section 4.08(b) of the Restated Guaranty of the U.S. federal courts for the Southern District of New York as the venue for actions or proceedings relating to such agreements is (notwithstanding the waivers in Section 11 of the Amendment Agreement, Section 11.16(b) of the Restated Credit Agreement, Section 6.09(b) of the Restated Security Agreement and Section 4.08(b) of the Restated Guaranty Agreement) subject to the power of such courts to transfer actions pursuant to 28 U.S.C. §1404(a) or to dismiss such actions or proceedings on the grounds that such a federal court is an inconvenient forum for such an action or proceeding.

We note that by statute New York provides that a judgment or decree rendered in a currency other than the currency of the United States shall be converted into U.S. dollars at the rate of exchange prevailing on the date of entry of the judgment or decree. There is no corresponding Federal statute and no controlling Federal court decision on this issue. Accordingly, we express no opinion as to whether a Federal court would award a judgment in a currency other than U.S. dollars or, if it did so, whether it would order conversion of the judgment into U.S. dollars. In addition, we express no opinion as to the enforceability of Section 11.19 of the Restated Credit Agreement relating to currency indemnity.

The foregoing opinions are limited to the federal law of the United States of America and the law of the State of New York.

Bank of America, N.A.

as Administrative Agent, et. al.

p. 6

We are furnishing this opinion letter to you solely for your benefit in connection with the Amendment Documents and the Restated Credit Agreement. This opinion letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose. Notwithstanding the foregoing, a copy of this opinion letter may be furnished to, and relied upon by, any of your permitted assignees of the Loans under the Restated Credit Agreement that becomes a Lender on or prior to the 45th day after the date of this opinion letter. The opinions expressed herein are, however, rendered on and as of the date hereof, and we assume no obligation to advise you or any such assignee or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours,

CLEARY GOTTLIEB STEEN & HAMILTON LLP

By:	/s/ Margaret S. Peponis
Margaret S. Peponis, a Partner

EXHIBIT A

Subsidiary Guarantors

No.	Name	State of Organization
1.	GetThere Inc.	DE

2.	GetThere L.P.	DE

3.	lastminute.com LLC	DE

4.	lastminute.com Holdings, Inc.	DE

5.	Sabre International Newco, Inc.	DE

6.	Sabre Investments, Inc.	DE

7.	SabreMark G.P., LLC	DE

8.	SabreMark Limited Partnership	DE

9.	Site59.com, LLC	DE

10.	SST Finance, Inc.	DE

11.	SST Holding, Inc.	DE

12.	Travelocity Holdings I, LLC	DE

13.	Travelocity Holdings, Inc.	DE

14.	Travelocity.com LLC	DE

15.	Travelocity.com LP	DE

16.	TVL Common, Inc.	DE

EXHIBIT B

Officer’s Certificate of the Borrower

EXECUTION VERSION

SABRE INC.

OFFICER’S CERTIFICATE

February 19, 2013

This Certificate is made and delivered to Cleary Gottlieb Steen & Hamilton LLP (“CGSH”) on the date hereof in connection with the delivery of CGSH’s legal opinion letter pursuant to: (i) Section 8(b) of the Amendment and Restatement Agreement (“Amendment Agreement”) dated as of the date hereof among Sabre Inc., a Delaware corporation (the “Company”), Sabre Holdings Corporation (the “Parent”), a Delaware corporation, each of the other Loan Parties, the Lenders party hereto, Deutsche Bank AG New York Branch, as Administrative Agent, Swing Line Lender and L/C Issuer (as such terms are defined in Section 1) and Bank of America, N.A., as Successor Administrative Agent, Swing Line Lender and L/C Issuer, as Fronting Term B Lender and Fronting Term C Lender, and (ii) Section 4.01(v)(i) of the Amended and Restated Credit Agreement, dated as of the date hereof (the “Credit Agreement”), among the Company, Sabre Holdings Corporation, a Delaware corporation, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C Issuer, and the Lenders party thereto.

Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Amendment Agreement or Credit Agreement as applicable. It is intended that CGSH will rely on this Certificate in rendering the legal opinion letter referenced above.

The undersigned hereby certifies that he is the Chief Financial Officer of the Company and that, as such, he is familiar with the financial status and operations of the Company and its subsidiaries, listed on Schedule I hereto, and is authorized to execute and deliver this Certificate. The undersigned hereby certifies that, to the best of his knowledge and after reasonable investigation (including review of information relating to the Company and its subsidiaries that is publicly available and/or received from the Company’s management):

1.	Neither Parent nor any of its subsidiaries, including the Loan Parties, has been or is, has held or holds itself out as being, or has proposed or proposes to be, primarily engaged in the business of investing, reinvesting or trading in securities, or engaged in the business of issuing face-amount certificates of the installment type, or has been engaged in such business and has any such certificate outstanding.

2.	Parent and its subsidiaries are primarily engaged in providing technology-based services to the global travel industry.

3.	All of the Company’s subsidiaries are directly or indirectly wholly-owned or Majority- Owned Subsidiaries (as defined in Exhibit A) by the Company, except for the following entities, of which the Company owns the indicated percentage of the voting equity interests:

	Subsidiary	% Ownership
1.	Electroniczne System Sprzedazy Sp. Zo.O	40%
2.	Abacus International Pte Ltd.	35%
3.	Gesellschaft Zur Entwicklung und Vermarktung Interaktiver Tourismusanwendun gen mbH	26%
4.	Sabre Bulgaria AD	20%
5.	LCC 24 AG	7.36%
6.	Webtour Inc.	4.5%
7.	Livebookings Holdings Ltd	3.89%

4.	As of December 31, 2012, the book value of the Company’s total assets, on an unconsolidated basis, was no less than approximately $5,000,000,000.

5.	As of December 31, 2012, the book value of Company’s net interest in each subsidiary/affiliate listed below was no less than the value indicated and in the aggregate amounted to approximately $146,943,634, comprising approximately 2.78% of the total assets of the Company on an unconsolidated basis excluding Government Securities (as defined in Exhibit A) and Cash Items (as defined in Exhibit A):

	Name of Subsidiary/Affiliate	Value of Net Interest held by the Company
1.	Abacus International Pte Ltd.	$145,107,079
2.	Electroniczne System Sprzedazy Sp. Zo.O	$1,041,361
3.	Gesellschaft Zur Entwicklung und Vermarktung Interaktiver	$297,116
4.	Webtour Inc.	$209,545
5.	Sabre Bulgaria AD	$150,000
6.	Livebookings Holdings Ltd	$138,533
7.	LCC 24 AG	$0

6.	As of December 31, 2012, the book value of the Company’s interest in each of the items listed below, on an unconsolidated basis, was no less than the value indicated:

Accounts Receivable from customers	$440,436,000
Inventory	$0
Deferred taxes	$80,920,000
Property Plant and Equipment	$463,072,000

7.	As of December 31, 2012, other than $131,435,000 of Cash Items, its investment in its subsidiaries and certain of the entities described in paragraphs 3 and 5 above, the Company does not own any securities.

8.	No Loan Party owns, or proposes to acquire, Investment Securities (within the meaning of the Investment Company Act of 1940) having a book value exceeding 40% of the book value of each such Loan Party’s respective total assets (excluding Government Securities (as defined in Exhibit A) and Cash Items (as defined in Exhibit A)) on an unconsolidated basis.

9.	The Company is a direct wholly-owned subsidiary of Parent and Parent’s ownership interest in the Company constitutes 100% of the value of Parent’s assets.

IN WITNESS WHEREOF, I have signed this certificate as of the date first written above.

SABRE INC.

By:	/s/ Mark. K. Miller
Name: Mark. K. Miller
Title: Chief Financial Officer

[Sabre – Signature Page to Officer’s Certificate (1940 Investment Company Act)]

EXHIBIT A

“Cash Items” include cash, coins, paper currency, demand deposits with banks, timely checks of others (which are orders on banks to supply funds immediately), cashier checks, certified checks, bank drafts, money orders, traveler’s checks, letters of credit and shares of money market mutual funds. In addition, provided they are held as working capital and managed in accordance with the maturity, liquidity and other requirements of Rule 2a-7, the following will also constitute “cash items”; certificates of deposit and other short-term bank instruments and obligations, high-rated short-term asset-backed securities, repurchase agreements with creditworthy counterparties over-collateralized with government securities, highly rated corporate notes maturing within a year, and short-term high-grade commercial paper or other short-term high-grade debt investments for which a liquid market exists and which are readily convertible into cash through redemption or sale or discounting with banks.

“Majority-Owned Subsidiary” of a person means a company 50 per centum or more of the outstanding voting securities and the management control of which are owned by such person, or by a company which, within the meaning of this paragraph, is a majority-owned subsidiary of such person.

“U.S. Government Securities” means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

Schedule 1

List of Subsidiaries of Sabre Inc. as of February 19, 2013

Company Name	Domicile
Airline Technology Services Mauritius	Mauritius
All-Hotels Ltd	UK
Cordex Computer Services Ltd	UK
E-Beam Limited	UK
EB2 International Limited	UK
EB2 International Pty Limited	Australia
Exhilaration Incentive Management Ltd	UK
First Option Hotel Reservations Ltd	UK
FlightLine Data Services, Inc.	Georgia
Gemstone Travel Ltd	UK
GetThere Inc.	Delaware
GetThere L.P.	Delaware
Global Travel Broker S.L.	Spain
Globepost Ltd	UK
Holiday Autos (Schweiz) GmbH	Switzerland
Holiday Autos Australia Pty Ltd	Australia
Holiday Autos Benelux BVBA	Belgium
Holiday Autos Broker, S.L.	Spain
Holiday Autos European Services GmbH	Switzerland
Holiday Autos France S.A.S	France
Holiday Autos GmbH	Germany
Holiday Autos Group Ltd	UK
Holiday Autos Holdings Ltd	UK
Holiday Autos International Ltd	UK
Holiday Autos Italia S.R.L.	Italy
Holiday Autos Middle East Ltd	British Virgin Islands
Holiday Autos Nordic AB	Sweden
Holiday Autos Nordic AS	Norway
Holiday Autos, Portugal Unipessoal Lda	Portugal
Holiday Autos U.K. and Ireland Ltd	UK
Holiday Service GmbH -	Germany
International Travel Industry Club Ltd	UK

Company Name	Domicile
Joint Venture Travel Limited	UK
Last Minute Network Ltd	Ireland
Last Minute Network Limited	UK
Last Minute SPRL	Belgium
Lastminute (Cyprus) Ltd	Cyprus
Lastminute Network, S.L.	Spain
Lastminute S.A.S.	France
Lastminute.com BV	Netherlands
lastminute.com GmbH	Germany
lastminute.com Group Services Ltd	UK
lastminute.com Hellas EPE	Greece
lastminute.com Holdings, Inc.	Delaware
Lastminute.com Jersey Ltd	Jersey
lastminute.com LLC	Delaware
lastminute.com Limited	UK
Lastminute.com Overseas Holdings Ltd	UK
Lastminute.com S.R.L.	Italy
Lastminute.com Theatrenow Ltd	UK
Lastminute.com UK Holdings Ltd	UK
LM Travel Services Ltd	UK
Online Travel Corporation Ltd	UK
Online Travel Services Ltd	UK
OTC Travel Management Ltd	UK
Oxford Technology Solutions Ltd	UK
PRISM Group, Inc.	Maryland
PRISM Technologies, LLC	New Mexico
Sabre (Australia) Pty Limited	Australia
Sabre Austria GmbH	Austria
Sabre Airline Solutions GmbH	Germany
Sabre AS (Luxembourg) S.a.r.l.	Luxembourg
Sabre Belgium SA	Belgium
Sabre China Sea Technologies Ltd.	Labuan
Sabre Colombia Ltda	Colombia
Sabre Computer Reservierungssystem	Austria
Sabre Danmark ApS	Denmark

Company Name	Domicile
Sabre Decision Technologies International, LLC	Delaware
Sabre Deutschland Marketing GmbH	Germany
Sabre Digital Limited	UK
Sabre Dynamic Argentina SRL	Argentina
Sabre Dynamic Limited	UK
Sabre Dynamic Mexico, S. de R.L. de C.V.	Mexico
Sabre EMEA Marketing Limited	UK
Sabre Espana Marketing SA	Spain
Sabre Europe Management Services Ltd.	UK
Sabre Finance (Luxembourg) S.a.r.l.	Luxembourg
Sabre France Sarl	France
Sabre Global Services S.A.	Uruguay
Sabre Headquarters, LLC	Delaware
Sabre Hellas SA	Greece
Sabre Holdings (Luxembourg) S.a.r.l.	Luxembourg
Sabre Holdings GmbH	Germany
Sabre Iceland ehf.	Iceland
Sabre Informacion SA de CV	Mexico
Sabre International (Luxembourg) S.a.r.l.	Luxembourg
Sabre International B.V.	Netherlands
Sabre International Bahrain W.L.L.	Bahrain
Sabre International Holdings, LLC	Delaware
Sabre International, LLC	Delaware
Sabre International Newco, Inc.	Delaware
Sabre Investments, Inc.	Delaware
Sabre Ireland Limited	Ireland
Sabre Ireland Limited Partnership	Ireland
Sabre Israel Travel Technologies Ltd.	Israel
Sabre Italia S.r.l	Italy
Sabre Limited	New Zealand
Sabre Marketing Nederland	Netherlands
Sabre Norge AS	Norway
Sabre Pakistan (Private) Limited	Pakistan
Sabre Polska Z.o.o.	Poland
Sabre Portugal Servicios Lda	Portugal

Company Name	Domicile
Sabre Rocade AB	Sweden
Sabre Rocade Assist AB	Sweden
Sabre Servicios Administrativos S.A. de C.V.	Mexico
Sabre Sociedad Technologica S.A. de C.V.	Mexico
Sabre Soluciones de Viaje, S. de R.L. de C.V.	Mexico
Sabre South Pacific I	Australia
Sabre Suomi Oy	Finland
Sabre Sverige AB	Sweden
Sabre Technology Enterprises II, Ltd.	Cayman Islands
Sabre Technology Enterprises Ltd.	Cayman Islands
Sabre Technology Holland B.V.	Netherlands
Sabre Travel International Limited	Ireland
Sabre Travel Network Egypt LLC	Egypt
Sabre Travel Network Middle East W.L.L. ( Bahrain)	Bahrain
Sabre Travel Technologies (Private) Limited	India
Sabre UK Marketing Ltd.	UK
Sabre Zenon Cyprus Limited	Cyprus
SabreMark G.P., LLC	Delaware
SabreMark Limited Partnership	Delaware
Secret Hotels Ltd	UK
Secret Hotels2 Ltd	UK
Secret Hotels3 Ltd	UK
Secret Hotels4 Ltd	UK
Site59.com, LLC	Delaware
SST Finance, Inc.	Delaware
SST Holding, Inc.	Delaware
Taskbrook Limited	UK
TEL Holdco Ltd	UK
TG India Holdings Company	Cayman Islands
TG India Management Company	Cayman Islands
The Destination Group Ltd	UK
Travelbargains Ltd	UK
Travelcoast Ltd	UK
Travelocity Australia Pty Ltd.	Australia
Travelocity Europe	UK

Company Name	Domicile
Travelocity Global Polska Sp.zo.o.	Poland
Travelocity Global Technologies Private Limited	India
Travelocity GmbH	Germany
Travelocity Holdings I, LLC	Delaware
Travelocity Holdings, Inc.	Delaware
Travelocity International B.V.	Netherlands
Travelocity Nordic AB	Sweden
Travelocity Nordic ApS	Denmark
Travelocity Nordic AS	Norway
Travelocity Sabre GmbH	Germany
Travelocity Services Canada Ltd.	Canada
Travelocity.co.uk Limited	UK
Travelocity.com LLC	Delaware
Travelocity.com LP	Delaware
Travelprice Belgium BVBA	Belgium
Travelprice Italia S.R.L	Italy
Travelstore.com Limited	UK
TVL Common, Inc.	Delaware
Viva Travel Dun Laoghaire Ltd	Ireland
Voyages Sur Mesures SAS	France
Zuji Holdings Ltd.	Cayman Islands
Zuji Limited	Hong Kong
Zuji Properties A.V.V	Aruba
Zuji Pte. Limited	Singapore
Zuji Pty Ltd.	Australia
Zuji Travel PTE Ltd.	Singapore

EXHIBIT C

1.	Indenture, dated as of August 3, 2001, between Holdings and SunTrust Bank, as trustee.

2.	Second Supplemental Indenture, dated as of March 13, 2006, between Holdings and SunTrust Bank, as trustee.

3.	Indenture, dated as of May 9, 2012, between the Borrower, Holdings, each of the other Loan Parties and Wells Fargo Bank, National Association, as trustee and collateral agent.

EXHIBIT H-2

Opinion of Young Conaway Stargatt & Taylor, LLP

February 19, 2013

To The Addressees Listed On

Schedule A Attached Hereto

Re:	Amendment and Restatement Agreement and

Amended and Restated Credit Agreement Among

Sabre Inc., Deutsche Bank AG New York Branch, et. al.

Delaware Law Closing Opinion

Ladies and Gentlemen:

We have acted as Delaware counsel to (i) Sabre Inc., a Delaware corporation (the “Borrower”), (ii) Sabre Holdings Corporation, a Delaware corporation and the parent of Borrower (“Sabre Holdings”), (iii) GetThere Inc., a Delaware corporation and a subsidiary of Borrower (“GetThere Inc.”), (iv) GetThere L.P., a Delaware limited partnership and a subsidiary of Borrower (“GetThere L.P.”), (v) lastminute.com LLC, a Delaware limited liability company and a subsidiary of Borrower (“lastminute.com LLC”), (vi) lastminute.com Holdings, Inc., a Delaware corporation and a subsidiary of Borrower (“lastminute.com Holdings, Inc.”), (vii) Sabre International Newco, Inc., a Delaware corporation and a subsidiary of Borrower (“Sabre International Newco, Inc.”), (viii) Sabre Investments, Inc., a Delaware corporation and a subsidiary of Borrower (“Sabre Investments, Inc.”), (ix) SabreMark G.P., LLC, a Delaware limited liability company and a subsidiary of Borrower (“SabreMark G.P., LLC”), (x) SabreMark Limited Partnership, a Delaware limited partnership and a subsidiary of Borrower (“SabreMark Limited Partnership”), (xi) Site59.com, LLC, a Delaware limited liability company and a subsidiary of Borrower (“Site59.com, LLC”), (xii) SST Finance, Inc., a Delaware corporation and a subsidiary of Borrower (“SST Finance, Inc.”), (xiii) SST Holding, Inc., a Delaware corporation and a subsidiary of Borrower (“SST Holding, Inc.”), (xiv) Travelocity Holdings, Inc., a Delaware corporation and a subsidiary of Borrower (“Travelocity Holdings, Inc.”), (xv) Travelocity Holdings I, LLC, a Delaware limited liability company and a subsidiary of Borrower (“Travelocity Holdings I, LLC”), (xvi) Travelocity.com LLC, a Delaware limited liability company and a subsidiary of Borrower (“Travelocity.com LLC”), (xvii) Travelocity.com LP, a Delaware limited partnership and a subsidiary of Borrower (“Travelocity.com LP”), and (xviii) TVL Common, Inc., a Delaware corporation and a subsidiary of Borrower (“TVL Common”; GetThere Inc., GetThere L.P., lastminute.com LLC, lastminute.com Holdings, Inc., Sabre International Newco, Inc., Sabre Investments, Inc., SabreMark G.P., LLC, SabreMark Limited Partnership, Site59.com, LLC, SST Finance, Inc., SST Holding, Inc., Travelocity Holdings, Inc., Travelocity Holdings I, LLC, Travelocity.com LLC, Travelocity.com LP, and TVL Common, collectively, the “Subsidiaries;” the Borrower, Sabre Holdings, and the Subsidiaries, each a “Debtor Entity” and collectively the “Debtor

YOUNG CONAWAY STARGATT & TAYLOR, LLP

To The Addressees Listed On

Schedule A Attached Hereto

February 19, 2013

Entities”) in connection with certain matters set forth herein. This opinion letter is being delivered to you at the request of the Debtor Entities. Initially capitalized terms used but not otherwise defined in this letter have the meanings assigned thereto in the Restated Credit Agreement and the 2013 A&R Agreement (each as defined below), as applicable, except that reference in this letter to any document shall mean such document as in effect on the date hereof.

For purposes of this letter, our review of documents has been limited to the review of originals or copies furnished to us of the following documents:

(a)	the Credit Agreement, dated as of March 30, 2007 (the “2007 Credit Agreement”), as amended and restated by the 2012 Amendment and Restatement Agreement and as further amended through the date hereof (the “Original Credit Agreement”);

(b)	the Amendment and Restatement Agreement, dated as of the date hereof, among Borrower, Sabre Holdings, Each of the Subsidiaries, the Lenders Party Thereto, Deutsche Bank AG New York Branch, as Original Administrative Agent, swing line lender, and L/C Issuer, and Bank of America, N.A., as Successor Administrative Agent, Swing Line Lender and L/C Issuer (the “2013 A&R Agreement”);

(c)	the Amended and Restated Credit Agreement, effective as of the date hereof, among Borrower, Sabre Holdings, Bank of America, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C Issuer, and the Lenders Party Thereto (the “2013 A&R Credit Agreement”);

(d)	the Amended and Restated Pledge and Security Agreement, dated as of the date hereof, among Borrower, Sabre Holdings, Each of the Subsidiaries, and Bank of America, N.A., as Administrative Agent (the “Security Agreement”);

(e)	the Patent Security Agreement, dated as of the date hereof, among Borrower, Sabre Holdings, Each of the Subsidiaries, and Bank of America, N.A., as Administrative Agent (the “Patent Security Agreement”);

(f)	the Trademark Security Agreement, dated as of the date hereof, among Borrower, Sabre Holdings, Each of the Subsidiaries, and Bank of America, N.A., as Administrative Agent (the “Trademark Security Agreement”);

(g)	the Copyright Security Agreement, dated as of the date hereof, among Borrower, Sabre Holdings, Each of the Subsidiaries, and Bank of America, N.A., as Administrative Agent (the “Copyright Security Agreement”);

YOUNG CONAWAY STARGATT & TAYLOR, LLP

To The Addressees Listed On

Schedule A Attached Hereto

February 19, 2013

(h)	the Amendment of Security Interest in Patents, dated as of the date hereof, among Borrower, Sabre Holdings, Each of the Subsidiaries, Bank of America, N.A., and Deutsche Bank AG New York Branch, (the “Amendment of Security Interest in Patents”);

(i)	the Amendment of Security Interest in Trademarks, dated as of the date hereof, among Borrower, Sabre Holdings, Each of the Subsidiaries, Bank of America, N.A., and Deutsche Bank AG New York Branch, (the “Amendment of Security Interest in Trademarks”);

(j)	the Amendment of Security Interest in Copyrights, dated as of the date hereof, among Borrower, Sabre Holdings, Each of the Subsidiaries, Bank of America, N.A., and Deutsche Bank AG New York Branch (the “Amendment of Security Interest in Copyrights”)

(k)	the Amended and Restated Guaranty, dated as of the date hereof, among Borrower, Sabre Holdings, Each of the Subsidiaries, and Bank of America, N.A., as Administrative Agent (the “Guaranty”, and together with the 2013 A&R Agreement, the 2013 A&R Credit Agreement, the Security Agreement, the Patent Security Agreement, the Trademark Security Agreement, the Copyright Security Agreement, the Amendment of Security Interest in Patents, the Amendment of Security Interest in Trademarks, and the Amendment of Security Interest in Copyrights, the “2013 Amendment Documents”);

(i)	a financing statement on Form UCC1, naming Borrower as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on April 4, 2007 at file number 20071268274, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(m)	a financing statement on Form UCC1, naming Sabre Holdings as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268258, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

YOUNG CONAWAY STARGATT & TAYLOR, LLP

To The Addressees Listed On

Schedule A Attached Hereto

February 19, 2013

(n)	a financing statement on Form UCC1, naming GetThere Inc. as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on May 8, 2012 at file number 20121772104, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(o)	a financing statement on Form UCC1, naming GetThere L.P. as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268191, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(p)	a financing statement on Form UCC1, naming lastminute.com LLC as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on December 9, 2009 at file number 20093943930, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(q)	a financing statement on Form UCC1, naming lastminute.com Holdings, Inc. as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on December 22, 2009 at file number 20094095755, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(r)	a financing statement on Form UCC1, naming Sabre International Newco, Inc. as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268290, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

YOUNG CONAWAY STARGATT & TAYLOR, LLP

To The Addressees Listed On

Schedule A Attached Hereto

February 19, 2013

(s)	a financing statement on Form UCC1, naming Sabre Investments, Inc. as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268324, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(t)	a financing statement on Form UCC1, naming SabreMark G.P., LLC as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268340, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(u)	a financing statement on Form UCC1, naming SabreMark Limited Partnership as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268381, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(v)	a financing statement on Form UCC1, naming Site59.com, LLC as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268407, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(w)

a financing statement on Form UCC1, naming SST Finance, Inc. as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268415, the continuation

YOUNG CONAWAY STARGATT & TAYLOR, LLP

To The Addressees Listed On

Schedule A Attached Hereto

February 19, 2013

statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(x)	a financing statement on Form UCC1, naming SST Holding, Inc. as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268423, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(y)	a financing statement on Form UCC1, naming Travelocity Holdings, Inc. as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268449, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(z)	a financing statement on Form UCC1, naming Travelocity Holdings I, LLC as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268431, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(aa)

a financing statement on Form UCC1, naming Travelocity.com LLC as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268456, together with the financing statement amendment on Form UCC3, as filed in the office of the Secretary of State on December 28, 2009 (changing the debtor’s name from Travelocity.com Inc. to Travelocity.com LLC), the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011,

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and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(bb)	a financing statement on Form UCC1, naming Travelocity.com LP as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on April 4, 2007 at file number 20071268167, the continuation statement filed in the office of the Secretary of State in connection therewith on October 21, 2011, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent);

(cc)	a financing statement on Form UCC1, naming TVL Common as debtor and the Original Administrative Agent as secured party, as filed in the office of the Secretary of State on January 2, 2013 at file number 20130020066, and the financing statement amendment on Form UCC3, intended to be filed in the office of the Secretary of State on or about the date hereof (changing the secured party of record from Deutsche Bank AG New York Branch, as Administrative Agent, to Bank of America, N.A., as Administrative Agent) (the documents referenced in paragraphs (l) through (cc) above, collectively, the “Financing Statements”);

(dd)

the Certificate of Incorporation of Borrower as filed with the Secretary of State on April 28, 1986, together with the Certificate of Merger as filed with the Secretary of State on June 30, 1994, the Certificate of Merger filed with the Secretary of State on July 1, 1996, the Certificate of Ownership filed with the Secretary of State on July 2, 1996 at 12 o’clock pm, the Certificate of Ownership filed with the Secretary of State on July 2, 1996 at 12:01 o’clock pm, the Restated Certificate filed with the Secretary of State on December 6, 1996, the Certificate of Amendment filed with the Secretary of State on July 15, 1999, the Certificate of Change of Registered Agent filed with the Secretary of State on October 25, 2000, the Certificate of Ownership filed with the Secretary of State on December 18, 2001, the Certificate of Ownership filed with the Secretary of State on April 8, 2002, the Certificate of Merger filed with the Secretary of State on October 31, 2006, the Certificate of Merger filed with the Secretary of State on December 15, 2006, the Certificate of Merger filed with the Secretary of State on December 21, 2006 at 8:01 o’clock pm, the Certificate of Merger filed with the Secretary of State on December 21, 2006 at 8:09 o’clock pm, the Certificate of Merger filed with the Secretary of State on August 27, 2008 at 5:26 o’clock pm, the Certificate of Merger filed with the Secretary of State on August 27, 2008 at 5:41 o’clock pm, the Certificate of Termination of Merger filed with the Secretary of State on August 28, 2008, the Certificate of Merger filed with the Secretary of State on

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September 24, 2008, the Certificate of Ownership filed with the Secretary of State on February 25, 2010, the Certificate of Ownership filed with the Secretary of State on February 25, 2011, and the Certificate of Ownership filed with the Secretary of State on December 14, 2012, all as certified by the Secretary of State on February 4, 2013; the By-Laws of Borrower; the Unanimous Consent of the Board of Directors of Borrower, dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of Borrower, relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for Borrower, dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (dd), collectively, the “Borrower Governance Documents”);

(ee)	the Certificate of Incorporation of Sabre Holdings as filed with the Secretary of State on June 25, 1996, together with the Certificate of Amendment filed with the Secretary of State on August 6, 1996, the Restated Certificate filed with the Secretary of State on October 8, 1996, the Certificate of Amendment filed with the Secretary of State on July 15, 1999, the Restated Certificate filed with the Secretary of State on May 25, 2000, the Certificate of Change of Registered Agent filed with the Secretary of State on October 25, 2000, the Restated Certificate filed with the Secretary of State on May 17, 2005, the Certificate of Merger filed with the Secretary of State on March 30, 2007, and the Certificate of Change of Registered Agent filed with the Secretary of State on April 14, 2009, all as certified by the Secretary of State on February 4, 2013; the By-Laws of Sabre Holdings; the Unanimous Consent of the Board of Directors of Sabre Holdings, dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of Sabre Holdings, relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for Sabre Holdings, dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (ee), collectively, the “Sabre Holdings Governance Documents”);

(ff)	the Certificate of Incorporation of GetThere Inc. as filed with the Secretary of State on July 6, 2000, together with the Certificate of Merger filed with the Secretary of State on August 11, 2000, the Certificate of Change of Registered Agent filed with the Secretary of State on March 16, 2001, and the Certificate of Ownership filed with the Secretary of State on June 26, 2007, all as certified by the Secretary of State on February 4, 2013; the By-Laws of GetThere Inc.; the Unanimous Consent of the Board of Directors of GetThere Inc., dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate, dated on or about the date hereof, by an officer of GetThere Inc., relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for GetThere Inc., dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (ff), collectively, the “GetThere Inc. Governance Documents”);

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(gg)	the Certificate of Limited Partnership of GetThere L.P. as filed with the Secretary of State on October 18, 2000, together with the Certificate of Amendment filed with the Secretary of State on November 13, 2000, and the Certificate of Amendment filed with the Secretary of State on November 14, 2000, all as certified by the Secretary of State on February 4, 2013; the Amended and Restated Agreement of Limited Partnership of GetThere L.P., dated as of November 13, 2000; the Consent of the General Partner of GetThere L.P. , dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of GetThere L.P., relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for GetThere L.P., dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (gg), collectively, the “GetThere L.P. Governance Documents”);

(hh)	the Certificate of Domestication of lastminute.com LLC as filed with the Secretary of State on December 9, 2009, together with the Certificate of Formation filed with the Secretary of State on December 9, 2009, and the Certificate of Change of Registered Agent filed with the Secretary of State on February 15, 2010, all as certified by the Secretary of State on February 4, 2013; the Limited Liability Company Agreement of lastminute.com LLC, dated as of December 9, 2009; the Unanimous Consent of the Members of the Management Committee of lastminute.com LLC, dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of lastminute.com, relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for lastminute.com LLC, dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (hh), collectively, the “lastminute.com LLC Governance Documents”);

(ii)	the Certificate of Incorporation of lastminute.com Holdings, Inc. as filed with the Secretary of State on December 22, 2009, together with the Certificate of Change of Registered Agent filed with the Secretary of State on February 15, 2010, all as certified by the Secretary of State on February 4, 2013; the By-Laws of lastminute.com Holdings, Inc.; the Unanimous Consent of the Board of Directors of lastminute.com Holdings, Inc. , dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate, dated on or about the date hereof, by an officer of lastminute.com Holdings, Inc., relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for lastminute.com Holdings, Inc., dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (ii), collectively, the “lastminute.com Holdings, Inc. Governance Documents”);

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February 19, 2013

(jj)	the Certificate of Incorporation of Sabre International Newco, Inc. as filed with the Secretary of State on March 13, 2007, together with the Certificate of Change of Registered Agent filed with the Secretary of State on February 15, 2010, all as certified by the Secretary of State on February 4, 2013; the By-Laws of Sabre International Newco, Inc.; the Unanimous Consent of the Board of Directors of Sabre International Newco, Inc. , dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of Sabre International Newco, Inc., relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for Sabre International Newco, Inc., dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (jj), collectively, the “Sabre International Newco, Inc. Governance Documents”);

(kk)	the Certificate of Incorporation of Sabre Investments, Inc. as filed with the Secretary of State on July 23, 1999, together with the Certificate of Change of Registered Agent filed with the Secretary of State on October 30, 2000, and the Certificate of Ownership filed with the Secretary of State on November 17, 2006, all as certified by the Secretary of State on February 4, 2013; the By-Laws of Sabre Investments, Inc.; the Unanimous Consent of the Board of Directors of Sabre Investments, Inc. , dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of Sabre Investments, Inc., relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for Sabre Investments, Inc., dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (kk), collectively, the “Sabre Investments, Inc. Governance Documents”);

(ll)	the Certificate of Incorporation of SabreMark G.P., LLC (originally named SabreMark G.P., Inc.) as filed with the Secretary of State on April 19, 2000, together with the Certificate of Change of Registered Agent filed with the Secretary of State on October 30, 2000, the Certificate of Conversion filed with the Secretary of State on December 21, 2006, and the Certificate of Formation filed with the Secretary of State on December 21, 2006, all as certified by the Secretary of State on February 4, 2013; the Limited Liability Company Agreement of SabreMark G.P., LLC, dated as of December 19, 2006; the Unanimous Consent of the Managers and Consent of the Sole Member of SabreMark G.P., LLC, dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of SabreMark G.P., LLC, relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for SabreMark G.P., LLC, dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (ll), collectively, the “SabreMark G.P., LLC Governance Documents”);

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(mm)	the Certificate of Limited Partnership of SabreMark Limited Partnership as filed with the Secretary of State on April 24, 2000, together with the Certificate of Amendment filed with the Secretary of State on July 19, 2000, and the Certificate of Amendment filed with the Secretary of State on March 16, 2001, all as certified by the Secretary of State on February 4, 2013; the Agreement of Limited Partnership of SabreMark Limited Partnership, dated as of April 24, 2000, as amended by the Amendment to Agreement of Limited Partnership dated as of March 30, 2007; the Consent of the General Partner of SabreMark Limited Partnership, dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of SabreMark Limited Partnership, relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for SabreMark Limited Partnership, dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (mm), collectively, the “SabreMark Limited Partnership Governance Documents”);

(nn)	the Certificate of Incorporation of Site59.com, LLC (originally named Site59.com, LLC) as filed with the Secretary of State on October 14, 1999, together with the Restated Certificate filed with the Secretary of State on February 10, 2000, the Restated Certificate filed with the Secretary of State on August 23, 2000, the Restated Certificate filed with the Secretary of State on November 21, 2000, the Restated Certificate filed with the Secretary of State on November 29, 2001, the Certificate of Merger filed with the Secretary of State on March 27, 2002, the Certificate of Conversion filed with the Secretary of State on March 27, 2002, the Certificate of Formation filed with the Secretary of State on March 27, 2002, and the Certificate of Amendment filed with the Secretary of State on March 30, 2005, all as certified by the Secretary of State on February 4, 2013; the Limited Liability Company Agreement of Site59.com, LLC, dated as of March 28, 2002; the Unanimous Consent of the Managers and Consent of the Sole Member of Site59.com, LLC, dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of Site59.com, LLC, relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for Site59.com, LLC, dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (nn), collectively, the “Site59.com, LLC Governance Documents”);

(oo)

the Certificate of Incorporation of SST Finance, Inc. as filed with the Secretary of State on November 16, 1993, together with the Restated Certificate filed with the Secretary of State on December 6, 1996, and the Certificate of Change of Registered Agent filed with the Secretary of State on October 25, 2000, all as certified by the Secretary of State on February 4, 2013; the By-Laws of SST Finance, Inc.; the Unanimous Consent of the Board of Directors of SST Finance, Inc.,

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dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of SST Finance, Inc., relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for SST Finance, Inc., dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (oo), collectively, the “SST Finance, Inc. Governance Documents”);

(pp)	the Certificate of Incorporation of SST Holding, Inc. as filed with the Secretary of State on October 29, 1993, together with the Certificate of Amendment filed with the Secretary of State on November 16, 1993, the Restated Certificate filed with the Secretary of State on December 6, 1996, and the Certificate of Change of Registered Agent filed with the Secretary of State on October 25, 2000, all as certified by the Secretary of State on February 4, 2013; the By-Laws of SST Holding, Inc.; the Unanimous Consent of the Board of Directors of SST Holding, Inc. , dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of SST Holding, Inc., relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for SST Holding, Inc., dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (pp), collectively, the “SST Holding, Inc. Governance Documents”);

(qq)	the Certificate of Incorporation of Travelocity Holdings, Inc. as filed with the Secretary of State on March 22, 1999, together with the Certificate of Amendment filed with the Secretary of State on July 15, 1999, the Certificate of Change of Registered Agent filed with the Secretary of State on October 30, 2000, and the Restated Certificate filed with the Secretary of State on April 29, 2011, all as certified by the Secretary of State on February 4, 2013; the By-Laws of Travelocity Holdings, Inc.; the Unanimous Consent of the Board of Directors of Travelocity Holdings, Inc. , dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of Travelocity Holdings, Inc., relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for Travelocity Holdings, Inc., dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (qq), collectively, the “Travelocity Holdings, Inc. Governance Documents”);

(rr)

the Certificate of Formation of Travelocity Holdings I, LLC as filed with the Secretary of State on July 13, 2005, as certified by the Secretary of State on February 4, 2013; the Limited Liability Company Agreement of Travelocity Holdings I, LLC, dated as of July 13, 2005; the Unanimous Consent of the Members of the Management Committee of Travelocity Holdings I, LLC, dated on or about the date hereof, relating to, inter alia, the 2013 Amendment

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Documents; an Officer’s Certificate, dated on or about the date hereof, by an officer of Travelocity Holdings I, LLC, relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for Travelocity Holdings I, LLC, dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (rr), collectively, the “Travelocity Holdings I, LLC Governance Documents”);

(ss)	the Certificate of Incorporation of Travelocity.com LLC (originally named Travelocity.com Inc.) as filed with the Secretary of State on September 30, 1999, together with the Restated Certificate filed with the Secretary of State on March 7, 2000, the Certificate of Merger filed with the Secretary of State on March 7, 2000, the Restated Certificate filed with the Secretary of State on August 28, 2000, the Certificate of Change of Registered Agent filed with the Secretary of State on November 14, 2000, the Certificate of Ownership filed with the Secretary of State on April 11, 2002, the Certificate of Ownership filed with the Secretary of State on December 21, 2006, the Certificate of Conversion filed with the Secretary of State on December 24, 2009, the Certificate of Formation filed with the Secretary of State on December 24, 2009, and the Certificate of Change of Registered Agent filed with the Secretary of State on February 15, 2010, all as certified by the Secretary of State on February 4, 2013; the Amended and Restated Limited Liability Company Agreement of Travelocity.com LLC, dated as of April 22, 2010; the Unanimous Consent of the Members of the Management Committee of Travelocity.com LLC, dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of Travelocity.com LLC, relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for Travelocity.com LLC, dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (ss), collectively, the “Travelocity.com LLC Governance Documents”);

(tt)

the Certificate of Limited Partnership of Travelocity.com LP as filed with the Secretary of State on September 30, 1999, together with the Restated Certificate filed with the Secretary of State on April 7, 2000, the Restated Certificate filed with the Secretary of State on November 14, 2000, the Restated Certificate filed with the Secretary of State on March 16, 2004, the Certificate of Merger filed with the Secretary of State on December 19, 2006, and the Restated Certificate filed with the Secretary of State on December 13, 2012, all as certified by the Secretary of State on February 4, 2013; the Second Amended and Restated Agreement of Limited Partnership of Travelocity.com LP, dated as of April 11, 2002, as amended by the Amendment to Agreement of Limited Partnership dated as of March 30, 2007; the Consent of the General Partner of Travelocity.com LP, dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate, dated on or about the date hereof, by an officer of Travelocity.com LP, relating to, inter alia, the foregoing documents;

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and a Certificate of Good Standing for Travelocity.com LP, dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (tt), collectively, the “Travelocity.com LP Governance Documents”); and

(uu)	the Certificate of Incorporation of TVL Common, Inc. as filed with the Secretary of State on December 22, 2009, together with the Certificate of Change of Registered Agent filed with the Secretary of State on February 15, 2010, the Restated Certificate filed with the Secretary of State on April 22, 2010, the Certificate of Amendment filed with the Secretary of State on December 31, 2012, and the Certificate of Merger filed with the Secretary of State on December 31, 2012, all as certified by the Secretary of State on February 4, 2013; the By- Laws of TVL Common; the Unanimous Consent of the Board of Directors of TVL Common, dated on or about the date hereof, relating to, inter alia, the 2013 Amendment Documents; an Officer’s Certificate , dated on or about the date hereof, by an officer of TVL Common, relating to, inter alia, the foregoing documents; and a Certificate of Good Standing for TVL Common, dated February 4, 2013, obtained from the Secretary of State (all of the documents referred to in this paragraph (uu), collectively, the “TVL Common Governance Documents”).

For purposes of this letter, we have not reviewed any documents other than the documents referenced in paragraphs (a) through (uu) above. In particular, we have not reviewed and express no opinion as to any other document that is referred to in, incorporated by reference into, or attached (whether as an exhibit, schedule, or otherwise) to any of the documents reviewed by us. The opinions in this letter relate only to the documents specified in such opinions, and not to any exhibit, schedule, or other attachment to, or any other document referred to in or incorporated by reference into, any of such documents. We have assumed that there exists no provision in any document that we have not reviewed that bears upon or is inconsistent with or contrary to the opinions in this letter. We have conducted no factual investigation of our own, and as to factual matters have relied solely upon the documents reviewed by us, the statements and information set forth in such documents, certain statements of governmental authorities and others (as applicable), and the additional matters recited or assumed in this letter, all of which we assume to be true, complete, and accurate in all respects and none of which we have investigated or verified.

Based upon and subject to the foregoing and subject to the assumptions, exceptions, qualifications, and limitations in this letter, it is our opinion that:

1. Borrower has been duly incorporated and is validly existing in good standing as a corporation under the General Corporation Law of the State of Delaware, 8 Del. C. § 101 et seq. (the “DGCL”).

2. Sabre Holdings has been duly incorporated and is validly existing in good standing as a corporation under the DGCL.

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3. GetThere Inc. has been duly incorporated and is validly existing in good standing as a corporation under the DGCL.

4. GetThere L.P. has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. § 17-101 et seq. (the “LP Act”).

5. lastminute.com LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq. (the “LLC Act”).

6. lastminute.com Holdings, Inc. has been duly incorporated and is validly existing in good standing as a corporation under the DGCL.

7. Sabre International Newco, Inc. has been duly incorporated and is validly existing in good standing as a corporation under the DGCL.

8. Sabre Investments, Inc. has been duly incorporated and is validly existing in good standing as a corporation under the DGCL.

9. SabreMark G.P., LLC has been duly formed and is validly existing in good standing as a limited liability company under the LLC Act.

10. SabreMark Limited Partnership has been duly formed and is validly existing in good standing as a limited partnership under the LP Act.

11. Site59.com, LLC has been duly formed and is validly existing in good standing as a limited liability company under the LLC Act.

12. SST Finance, Inc. has been duly incorporated and is validly existing in good standing as a corporation under the DGCL.

13. SST Holding, Inc. has been duly incorporated and is validly existing in good standing as a corporation under the DGCL.

14. Travelocity Holdings, Inc. has been duly incorporated and is validly existing in good standing as a corporation under the DGCL.

15. Travelocity Holdings I, LLC has been duly formed and is validly existing in good standing as a limited liability company under the LLC Act.

16. Travelocity.com LLC has been duly formed and is validly existing in good standing as a limited liability company under the LLC Act.

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17. Travelocity.com LP has been duly formed and is validly existing in good standing as a limited partnership under the LP Act.

18. TVL Common has been duly incorporated and is validly existing in good standing as a corporation under the DGCL.

19. Borrower has corporate power and authority under the DGCL and the Borrower Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

20. Sabre Holdings has corporate power and authority under the DGCL and the Sabre Holdings Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

21. GetThere Inc. has corporate power and authority under the DGCL and the GetThere Inc. Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

22. GetThere L.P. has limited partnership power and authority under the LP Act and the GetThere L.P. Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

23. lastminute.com LLC has limited liability company power and authority under the LLC Act and the lastminute.com LLC Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

24. lastminute.com Holdings, Inc. has corporate power and authority under the DGCL and the lastminute.com Holdings, Inc. Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

25. Sabre International Newco, Inc. has corporate power and authority under the DGCL and the Sabre International Newco, Inc. Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

26. Sabre Investments, Inc. has corporate power and authority under the DGCL and the Sabre Investments, Inc. Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

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February 19, 2013

27. SabreMark G.P., LLC has limited liability company power and authority under the LLC Act and the SabreMark G.P., LLC Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

28. SabreMark Limited Partnership has limited partnership power and authority under the LP Act and the SabreMark Limited Partnership Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

29. Site59.com, LLC has limited liability company power and authority under the LLC Act and the Site59.com, LLC Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

30. SST Finance, Inc. has corporate power and authority under the DGCL and the SST Finance, Inc. Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

31. SST Holding, Inc. has corporate power and authority under the DGCL and the SST Holding, Inc. Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

32. Travelocity Holdings, Inc. has corporate power and authority under the DGCL and the Travelocity Holdings, Inc. Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

33. Travelocity Holdings I, LLC has limited liability company power and authority under the LLC Act and the Travelocity Holdings I, LLC Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

34. Travelocity.com LLC has limited liability company power and authority under the LLC Act and the Travelocity.com LLC Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

YOUNG CONAWAY STARGATT & TAYLOR, LLP

To The Addressees Listed On

Schedule A Attached Hereto

February 19, 2013

35. Travelocity.com LP has limited partnership power and authority under the LP Act and the Travelocity.com LP Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

36. TVL Common has corporate power and authority under the DGCL and the TVL Common Governance Documents to execute and deliver the 2013 Amendment Documents to which it is a party, and to perform its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

37. Each of the 2013 Amendment Documents to which Borrower is a party has been duly authorized, executed, and delivered by Borrower.

38. Each of the 2013 Amendment Documents to which Sabre Holdings is a party has been duly authorized, executed, and delivered by Sabre Holdings.

39. Each of the 2013 Amendment Documents to which GetThere Inc. is a party has been duly authorized, executed, and delivered by GetThere Inc.

40. Each of the 2013 Amendment Documents to which GetThere L.P. is a party has been duly authorized, executed, and delivered by GetThere L.P.

41. Each of the 2013 Amendment Documents to which lastminute.com LLC is a party has been duly authorized, executed, and delivered by lastminute.com LLC.

42. Each of the 2013 Amendment Documents to which lastminute.com Holdings, Inc. is a party has been duly authorized, executed, and delivered by lastminute.com Holdings, Inc.

43. Each of the 2013 Amendment Documents to which Sabre International Newco, Inc. is a party has been duly authorized, executed, and delivered by Sabre International Newco, Inc.

44. Each of the 2013 Amendment Documents to which Sabre Investments, Inc. is a party has been duly authorized, executed, and delivered by Sabre Investments, Inc.

45. Each of the 2013 Amendment Documents to which SabreMark G.P., LLC is a party has been duly authorized, executed, and delivered by SabreMark G.P., LLC.

46. Each of the 2013 Amendment Documents to which SabreMark Limited Partnership is a party has been duly authorized, executed, and delivered by SabreMark Limited Partnership.

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February 19, 2013

47. Each of the 2013 Amendment Documents to which Site59.com, LLC is a party has been duly authorized, executed, and delivered by Site59.com, LLC.

48. Each of the 2013 Amendment Documents to which SST Finance, Inc. is a party has been duly authorized, executed, and delivered by SST Finance, Inc.

49. Each of the 2013 Amendment Documents to which SST Holding, Inc. is a party has been duly authorized, executed, and delivered by SST Holding, Inc.

50. Each of the 2013 Amendment Documents to which Travelocity Holdings, Inc. is a party has been duly authorized, executed, and delivered by Travelocity Holdings, Inc.

51. Each of the 2013 Amendment Documents to which Travelocity Holdings I, LLC is a party has been duly authorized, executed, and delivered by Travelocity Holdings I, LLC.

52. Each of the 2013 Amendment Documents to which Travelocity.com LLC is a party has been duly authorized, executed, and delivered by Travelocity.com LLC.

53. Each of the 2013 Amendment Documents to which Travelocity.com LP is a party has been duly authorized, executed, and delivered by Travelocity.com LP.

54. Each of the 2013 Amendment Documents to which TVL Common is a party have been duly authorized, executed, and delivered by TVL Common.

55. Borrower’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the Borrower Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

56. Sabre Holdings’ execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the Sabre Holdings Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

57. GetThere Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the GetThere Inc. Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

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February 19, 2013

58. GetThere L.P.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the GetThere L.P. Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

59. lastminute.com LLC’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the lastminute.com LLC Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

60. lastminute.com Holdings, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the lastminute.com Holdings, Inc. Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

61. Sabre International Newco, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the Sabre International Newco, Inc. Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

62. Sabre Investments, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the Sabre Investments, Inc. Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

63. SabreMark G.P., LLC’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the SabreMark G.P., LLC Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

YOUNG CONAWAY STARGATT & TAYLOR, LLP

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Schedule A Attached Hereto

February 19, 2013

64. SabreMark Limited Partnership’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the SabreMark Limited Partnership Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

65. Site59.com, LLC’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the Site59.com, LLC Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

66. SST Finance, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the SST Finance, Inc. Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

67. SST Holding, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the SST Holding, Inc. Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

68. Travelocity Holdings, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the Travelocity Holdings, Inc. Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

69. Travelocity Holdings I, LLC’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the Travelocity Holdings I, LLC Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

70. Travelocity.com LLC’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment

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Schedule A Attached Hereto

February 19, 2013

Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the Travelocity.com LLC Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

71. Travelocity.com LP’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the Travelocity.com LP Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

72. TVL Common’s execution and delivery of the 2013 Amendment Documents to which it is a party, and performance of its obligations under the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement, do not (a) violate the TVL Common Governance Documents or (b) result in a violation of the laws of the State of Delaware or published rules or regulations that in our experience normally would be applicable to general business entities with respect to such execution, delivery, or performance.

73. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by Borrower for Borrower’s execution and delivery of the 2013 Amendment Documents to which it is a party, and Borrower’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

74. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by Sabre Holdings for Sabre Holdings’ execution and delivery of the 2013 Amendment Documents to which it is a party, and Sabre Holdings’ performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

75. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by GetThere Inc. for GetThere Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and GetThere Inc.’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

76. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by GetThere L.P. for GetThere L.P.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and GetThere L.P.’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

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February 19, 2013

77. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by lastminute.com LLC for lastminute.com LLC’s execution and delivery of the 2013 Amendment Documents to which it is a party, and lastminute.com LLC’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

78. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by lastminute.com Holdings, Inc. for lastminute.com Holdings, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and lastminute.com Holdings, Inc.’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

79. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by Sabre International Newco, Inc. for Sabre International Newco, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and Sabre International Newco, Inc.’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

80. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by Sabre Investments, Inc. for Sabre Investments, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and Sabre Investments, Inc.’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

81. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by SabreMark G.P., LLC for SabreMark G.P., LLC’s execution and delivery of the 2013 Amendment Documents to which it is a party, and SabreMark G.P., LLC’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

82. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by SabreMark Limited Partnership for SabreMark Limited Partnership’s execution and delivery of the 2013 Amendment

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Schedule A Attached Hereto

February 19, 2013

Documents to which it is a party, and SabreMark Limited Partnership’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

83. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by Site59.com, LLC for Site59.com, LLC’s execution and delivery of the 2013 Amendment Documents to which it is a party, and Site59.com, LLC’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

84. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by SST Finance, Inc. for SST Finance, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and SST Finance, Inc.’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

85. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by SST Holding, Inc. for SST Holding, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and SST Holding, Inc.’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

86. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by Travelocity Holdings, Inc. for Travelocity Holdings, Inc.’s execution and delivery of the 2013 Amendment Documents to which it is a party, and Travelocity Holdings, Inc.’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

87. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by Travelocity Holdings I, LLC for Travelocity Holdings I, LLC’s execution and delivery of the 2013 Amendment Documents to which it is a party, and Travelocity Holdings I, LLC’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

88. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by Travelocity.com LLC for Travelocity.com LLC’s execution and delivery of the 2013 Amendment Documents to which

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Schedule A Attached Hereto

February 19, 2013

it is a party, and Travelocity.com LLC’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

89. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by Travelocity.com LP for Travelocity.com LP’s execution and delivery of the 2013 Amendment Documents to which it is a party, and Travelocity.com LP’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

90. No consent, approval, or authorization of, registration or filing with, or notice to, any administrative agency, governmental authority, or court of the State of Delaware is required under the laws of the State of Delaware to be obtained, made, or given by TVL Common for TVL Common’s execution and delivery of the 2013 Amendment Documents to which it is a party, and TVL Common’s performance of its obligations under, the 2013 Amendment Documents to which it is a party and the 2013 A&R Credit Agreement.

91. To the extent that Article 9 of the Uniform Commercial Code as in effect in the State of Delaware, 6 Del. C. § 9-101 et seq. (“Delaware Article 9”), is applicable (without regard to conflict of laws principles), and assuming the due creation and attachment of the security interest in the Article 9 Collateral (as such term is defined in the Security Agreement) granted to the Administrative Agent pursuant to the Security Agreement, the Administrative Agent continues to have a perfected security interest in each Debtor Entity’s right, title, and interest in the Article 9 Collateral to the extent that such security interest may be perfected by the filing of a financing statement in the State of Delaware.

The foregoing opinions are subject to the following assumptions, exceptions, qualifications, and limitations in addition to those set forth above:

A. The opinions in this letter are limited to the laws of the State of Delaware (other than state securities laws and state tax laws of the State of Delaware, and rules, regulations, orders, and decisions relating thereto), and we have not considered, and express no opinion on the effect of, concerning matters involving, or otherwise with respect to any other laws of any jurisdiction (including, without limitation, federal laws of the United States of America), or rules, regulations, orders, or decisions relating thereto.

B. We have assumed: (i) except as stated in numbered paragraphs 1 through 18 above, the due incorporation or due formation, as the case may be, due organization, and valid existence in good standing of each of the parties and each of the signatories (other than natural persons) to the documents reviewed by us under the laws of all relevant jurisdictions, and that none of such parties or signatories has dissolved; (ii) except as stated in numbered paragraphs 37 through 54 above, the due authorization, execution, and delivery of each of such documents by each of such parties and signatories; (iii) except as stated in numbered paragraphs 19 through 36 above, that each of such parties and signatories had and has the power and authority to execute,

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Schedule A Attached Hereto

February 19, 2013

deliver, and perform (and, as applicable, file) each of such documents; (iv) the legal capacity of all relevant natural persons; and (v) that each of the Debtor Entities is organized solely under the laws of the State of Delaware.

C. We have assumed that: (i) all signatures on all documents reviewed by us are genuine; (ii) all documents furnished to us as originals are authentic; (iii) all documents furnished to us as copies or specimens conform to the originals thereof; (iv) all documents furnished to us in final draft or final or execution form have not been and will not be terminated, rescinded, altered, or amended, are in full force and effect, and conform to the final, executed originals of such documents; (v) each document reviewed by us constitutes the entire agreement among the parties thereto with respect to the subject matter thereof; (vi) each document reviewed by us constitutes a legal, valid and binding obligation of each of the parties thereto, enforceable against each of such parties in accordance with its terms; (vii) each Financing Statement sufficiently indicates the Article 9 Collateral to which it relates; (viii) the name of each Debtor Entity, as specified in the Financing Statement naming such Debtor Entity as debtor, is the name of such Debtor Entity as indicated on the public records of its jurisdiction of organization which shows such Debtor Entity to have been organized; and (ix) each of the Financing Statements consists exclusively of the records referenced in paragraphs (l) through (cc) above.

D. We have assumed (i) in connection with our opinion in numbered paragraph 37 above, that the 2013 Amendment Documents to which Borrower is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of Borrower; (ii) in connection with our opinion in numbered paragraph 38 above, that the 2013 Amendment Documents to which Sabre Holdings is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of Sabre Holdings; (iii) in connection with our opinion in numbered paragraph 39 above, that the 2013 Amendment Documents to which GetThere Inc. is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of GetThere Inc.; (iv) in connection with our opinion in numbered paragraph 40 above, that the 2013 Amendment Documents to which GetThere L.P. is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of GetThere L.P.; (v) in connection with our opinion in numbered paragraph 41 above, that the 2013 Amendment Documents to which lastminute.com LLC is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of lastminute.com LLC; (vi) in connection with our opinion in numbered paragraph 42 above, that the 2013 Amendment Documents to which lastminute.com Holdings, Inc. is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of lastminute.com Holdings, Inc.; (vii) in connection with our opinion in numbered paragraph 43 above, that the 2013 Amendment Documents to which Sabre International Newco, Inc. is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized

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Signatory of Sabre International Newco, Inc.; (viii) in connection with our opinion in numbered paragraph 44 above, that the 2013 Amendment Documents to which Sabre Investments, Inc. is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of Sabre Investments, Inc.; (ix) in connection with our opinion in numbered paragraph 45 above, that the 2013 Amendment Documents to which SabreMark G.P., LLC is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of SabreMark G.P., LLC; (x) in connection with our opinion in numbered paragraph 46 above, that the 2013 Amendment Documents to which SabreMark Limited Partnership is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of SabreMark Limited Partnership; (xi) in connection with our opinion in numbered paragraph 47 above, that the 2013 Amendment Documents to which Site59.com, LLC is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of Site59.com, LLC; (xii) in connection with our opinion in numbered paragraph 48 above, that the 2013 Amendment Documents to which SST Finance, Inc. is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of SST Finance, Inc.; (xiii) in connection with our opinion in numbered paragraph 49 above, that the 2013 Amendment Documents to which SST Holding, Inc. is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of SST Holding, Inc.; (xiv) in connection with our opinion in numbered paragraph 50 above, that the 2013 Amendment Documents to which Travelocity Holdings, Inc. is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of Travelocity Holdings, Inc.; (xv) in connection with our opinion in numbered paragraph 51 above, that the 2013 Amendment Documents to which Travelocity Holdings I, LLC is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of Travelocity Holdings I, LLC; (xvi) in connection with our opinion in numbered paragraph 52 above, that the 2013 Amendment Documents to which Travelocity.com LLC is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of Travelocity.com LLC; (xvii) in connection with our opinion in numbered paragraph 53 above, that the 2013 Amendment Documents to which Travelocity.com LP is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of Travelocity.com LP; and (xviii) in connection with our opinion in numbered paragraph 54 above, that the 2013 Amendment Documents to which TVL Common is a party have been executed and delivered by any one of Mark K. Miller, Sterling L. Miller, Jeffrey M. Dalton, and Sameer Katiyar, in his capacity as Authorized Signatory of TVL Common.

E. We express no opinion concerning: (i) ownership of or title to any property; (ii) creation or attachment of any lien, pledge, mortgage, or security interest; (iii) except as stated in

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Schedule A Attached Hereto

February 19, 2013

numbered paragraph 91 above, perfection of any lien, pledge, mortgage, or security interest; (iv) priority of any lien, pledge, mortgage, or security interest; (v) perfection of any security interest in (a) proceeds, except for identifiable proceeds of the Article 9 Collateral, subject, however, to the limitations of Section 9-315 of Delaware Article 9, and (b) as-extracted collateral (as such term is defined in Section 9-102(a)(6) of Delaware Article 9), timber to be cut, and goods that are or are to become fixtures (as such term is defined in Section 9-102(a)(41) of Delaware Article 9); or (vi) any possessory security interest.

This letter speaks only as of the date hereof, and we assume no obligation to advise anyone of any changes in the foregoing subsequent to the delivery of this letter. We consent to your relying on this letter on the date hereof only in connection with the matters set forth herein. Except as set forth in the preceding sentence, without our prior written consent, this letter may not be furnished or quoted to, or relied upon by any other person or entity, or relied upon for any other purpose other than, in each case, pursuant to the 2013 A&R Credit Agreement and the transactions contemplated thereby.

In addition, the opinions in this letter are limited to the opinions expressly stated in numbered paragraphs 1 through 91 of this letter, and no other opinions may be inferred beyond such matters expressly stated.

Very truly yours,

NMP/vl

/s/ Young Conaway Stargatt & Taylor, LLP

SCHEDULE A

Bank of America, N.A., as Administrative Agent, and each Lender party to the 2013 A&R Credit Agreement from time to time

EXHIBIT I

FORM OF INTERCOMPANY NOTE

[This Note, and the obligations of each Person set forth on Schedule A hereto, in its capacity as Payor (collectively, the “Payor”) hereunder, shall be subordinate and junior in right of payment to all Senior Indebtedness (as defined in Section 1.07 of Annex A hereto) on the terms and conditions set forth in Annex A hereto, which Annex A is herein incorporated by reference and made a part hereof as if set forth herein in its entirety. Annex A shall not be amended, modified or supplemented without the written consent of the Required Lenders (as defined in the Credit Agreement referred to below) (or, after the Credit Agreement has been terminated and all Senior Indebtedness (as defined in Annex A hereto) under the Credit Agreement shall have been paid in full, the other holders holding a majority of the outstanding other Senior Indebtedness)]1

New York, New York

[Date]

FOR VALUE RECEIVED, each Person set forth on Schedule A hereto from time to time, in its capacity as Payor (individually or collectively, as the context may require, a “Payor”), hereby promises to pay on demand to the order of each other Person set forth on Schedule A hereto or its assigns (individually or collectively, as the context may require, a “Payee”), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as the applicable Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by the applicable Payee to the applicable Payor.

The applicable Payor also promises to pay interest on the unpaid principal amount hereof in like money at said location from the date hereof until paid at such rate per annum as shall be agreed upon from time to time by the applicable Payor and the applicable Payee.

Upon the earlier to occur of (x) the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the applicable Payor or (y) any exercise of remedies (including the termination of the Commitments) pursuant to Section 9.02 of the Credit Agreement referred to below, the unpaid principal amount of all loans and advances evidenced by this Note shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note. This Note is one of the Intercompany Notes referred to in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc., a Delaware corporation (the “Borrower”), Sabre Holdings Corporation, a Delaware corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank

[1]	THIS NOTE, TO THE EXTENT EVIDENCING AN INTERCOMPANY LOAN INCURRED BY ANY LOAN PARTY (AS DEFINED IN THE CREDIT AGREEMENT) OWING TO ANY SUBSIDIARY OF THE BORROWER THAT IS NOT A CREDIT PARTY, SHALL HAVE INCLUDED ON ITS FACE THIS BRACKETED LEGEND AND SHALL HAVE “ANNEX A TO NOTE” ATTACHED THERETO AND MADE A PART THEREOF.

AG New York Branch, as an L/C issuer, and each lender from time to time party thereto and is subject to the terms of the Credit Agreement, and shall be pledged by the applicable Payee pursuant to the Security Agreement (as defined in the Credit Agreement). The applicable Payor hereby acknowledges and agrees that the Secured Parties (as defined in the Security Agreement) may, pursuant to the Security Agreement as in effect from time to time, exercise all rights provided therein with respect to this Note.

The applicable Payee is hereby authorized (but shall not be required) to record all loans and advances made by it to the applicable Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

The applicable Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Any Subsidiary (as defined in the Credit Agreement) of the Borrower that wishes to become, or is required pursuant to the terms of the Credit Agreement to become, a party to this Note after the date hereof shall become a Payor or Payee, as applicable, hereunder by executing a counterpart hereof or a joinder agreement (which joinder agreement is in form and substance satisfactory to the Administrative Agent (as defined in the Credit Agreement)) and delivering same to the Administrative Agent. Each party to this Note on the date hereof agrees that any such Subsidiary shall, at the time it becomes a Payor or Payee pursuant to the foregoing provisions, be treated as if it were an original party hereto.

[Signatures on following page]

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[ ], as Payee

By:
Name:
Title:

Pay to the order of

[ ], as Payor

By:
Name:
Title:

NAME OF PAYOR/PAYEE	JURISDICTION OF ORGANIZATION

ANNEX A

TO

INTERCOMPANY NOTE

Section 1.01. Subordination of Liabilities. Each Person set forth on Schedule A to the promissory note (the “Note”) to which this Annex A is attached in its capacity as a payor (each such party a “Payor”), for itself, its successors and assigns, covenants and agrees, and each holder of the Note by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, and interest on, and all other amounts owing in respect of, the Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.07 of this Annex A). The provisions of this Annex A shall constitute a continuing offer to all Persons or other entities who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

Section 1.02. Payors Not to Make Payments with Respect to Note in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 of this Annex A) due and owing in respect thereof shall first be paid in full in cash before any payment of any kind or character (whether in cash, property, securities or otherwise) is made on account of the principal of (including installments thereof), or interest on, or any other amount otherwise owing in respect of, the Note. No Payor may, directly or indirectly (and no Person or other entity on behalf of any Payor may), make any payment of any principal of, and interest on, or any other amount owing in respect of, the Note and may not acquire all or any part of the Note for cash, property or securities until all Senior Indebtedness has been paid in full in cash if any Default or Event of Default (each as defined below) is then in existence or would result therefrom. Each holder of the Note hereby agrees that, so long as any Default or Event of Default in respect of any Senior Indebtedness exists, it will not ask, demand, sue for, or otherwise take, accept or receive, any amounts owing in respect of the Note. As used herein, the terms “Default” and “Event of Default” shall mean any Default or Event of Default (or similar term), respectively, under and as defined in, the relevant documentation governing any Senior Indebtedness and in any event shall include any payment default with respect to any Senior Indebtedness.

(b) In the event that, notwithstanding the provisions of the preceding subsection (a) of this Section 1.02, any payment shall be made (or any holder of the Note shall receive any payment) on account of the principal of, or interest on, or other amounts otherwise owing in respect of, the Note, at a time when payment is not permitted by the terms of the Note or by said subsection (a), such payment shall be held by such holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if such notice is not given, each Payor shall give each holder of the Note prompt written notice of any maturity of Senior Indebtedness after which such Senior Indebtedness remains unsatisfied.

Section 1.03. Note Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of any Payor. Upon any distribution of assets of any Payor upon any dissolution, winding up, liquidation or reorganization of such Payor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise), except as otherwise permitted or provided under the Credit Agreement:

(a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to the respective Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before any holder of the Note is entitled to receive any payment of any kind or character on account of the principal of or interest on or any other amount owing in respect of the Note;

(b) any payment or distribution of assets of any Payor of any kind or character, whether in cash, property or securities, to which any holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

(c) in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of any Payor of any kind or character, whether in cash, property or securities, shall be received by any holder of the Note on account of principal of, or interest or other amounts due on, the Note before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall forthwith be paid over to the holders of the Senior Indebtedness remaining unpaid or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

If any holder of the Note does not file a proper claim or proof of debt in the form required in any proceeding or other action referred to in the introduction paragraph of this Section 1.03 prior to 30 days before the expiration of the time to file such claim or claims, then any of the holders of the Senior Indebtedness or their representative is hereby authorized to file an appropriate claim for and on behalf of any holder of the Note.

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Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if such notice is not given, each Payor shall give prompt written notice to each holder of the Note of any dissolution, winding up, liquidation or reorganization of such Payor (whether in bankruptcy, insolvency or receivership proceedings or upon assignment for the benefit of creditors or otherwise).

Section 1.04. Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness, each holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of each Payor applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of any Payor or by or on behalf of any holder of the Note by virtue of this Annex A which otherwise would have been made to any holder of the Note shall, as between each Payor, its creditors other than the holders of Senior Indebtedness, and each holder of the Note, be deemed to be payment by such Payor to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex A are and are intended solely for the purpose of defining the relative rights of each holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

Section 1.05. Obligation of the Payor Unconditional. Nothing contained in this Annex A or in the Note is intended to or shall impair, as between each Payor and each holder of the Note, the obligation of such Payor, which is absolute and unconditional, to pay to such holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of any holder of the Note and creditors of each Payor, other than the holders of the Senior Indebtedness, nor shall anything herein or therein, except as expressly provided herein, prevent any holder of the Note from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under this Annex A of the holders of Senior Indebtedness in respect of cash, property, or securities of any Payor received upon the exercise of any such remedy. Upon any distribution of assets of any Payor referred to in this Annex A, each holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to any holder of the Note, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of each Payor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.

Section 1.06. Subordination Rights Not Impaired by Acts or Omissions of any Payor or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Payor or by any act or failure to act by any such holder, or by any noncompliance by any Payor with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of any holder of the Note with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time

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of payment of, or renew or alter, any Senior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from any holder of the Note.

Section 1.07. Definitions. As used in this Annex, the terms set forth below shall have the respective meanings provided below:

“Obligation” shall mean any principal, interest, premium, penalties, fees, indemnities and other liabilities and obligations (including any guaranty of the foregoing) payable under the documentation governing any indebtedness (including, without limitation, all interest on or after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation, whether or not such interest is an allowed claim in such proceeding).

“Senior Indebtedness” shall mean all Obligations of a Payor under, or in respect of, (i) the Credit Agreement and each other Loan Document (as defined in the Credit Agreement) to which such Payor is a party, and any renewal, extension, restatement, refinancing or refunding of any thereof and (ii) each Secured Hedge Agreement (as defined in the Credit Agreement), in each case including any guaranty thereof under the Guaranty (as defined in the Credit Agreement) of any Payor that is a Guarantor (as defined in the Credit Agreement).

Section 1.08. Miscellaneous. If, at any time, all or part of any payment with respect to Senior Indebtedness theretofore made by any Payor or any other Person or entity is rescinded or must otherwise be returned by the holders of Senior Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Payor or such other Person or entity), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

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EXHIBIT J

FORM OF

PORTFOLIO INTEREST CERTIFICATION

Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C issuer, and each lender from time to time party thereto. Pursuant to the provisions of Section3.01(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is not a “bank” as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended, (the “Code”) and (ii) it is not a ten percent shareholder of the Borrower within the meaning of Code Section 871(h)(3)(B).

The undersigned shall promptly notify the Borrower and the Administrative Agent if any of the representations and warranties made herein are no longer true and correct.

[NAME OF LENDER]

By:
Name:
Title:

Date:	,

EXHIBIT K

SUMMARY OF TERMS AND CONDITIONS OF THE FIRST LIEN

INTERCREDITOR AGREEMENT

Capitalized terms not otherwise defined herein have the same meanings as specified therefor in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C issuer, and each lender from time to time party thereto, to which this Exhibit K is attached.

ADDITIONAL FIRST LIEN DEBT:	Permitted First Lien Debt (other than the Obligations) permitted pursuant to the terms of the Credit Agreement to be secured by a pari passu Lien on all or any portion of the Collateral.

FINANCING DOCUMENTS:	The definitive documentation (including the Loan Documents) in respect of the Obligations (the “Obligations Documents”) and the definitive documentation in respect of the Additional First Lien Obligations (the “Additional First Lien Debt Documents” and, together with the Obligations Documents, the “First Lien Credit Documents”).

CREDIT AGREEMENT SECURED PARTIES:	The Secured Parties (the “Credit Agreement Secured Parties”).

ADDITIONAL FIRST LIEN SECURED PARTIES:	The agents, issuing banks, trustees, debtholders and lenders under the Additional First Lien Debt Documents that are entitled to the benefit of a pari passu Lien on the Collateral (the “Additional First Lien Secured Parties”).

FIRST LIEN SECURED PARTIES:	The Credit Agreement Secured Parties and the Additional First Lien Secured Parties (the “First Lien Secured Parties”).

CREDIT AGREEMENT OBLIGATIONS:	All Obligations from time to time owed to the Credit Agreement Secured Parties under the Obligations Documents (including any post-petition interest, whether or not allowed or allowable in any insolvency proceeding) (the “Credit Agreement Obligations”).

ADDITIONAL FIRST LIEN DEBT OBLIGATIONS:	All obligations of every nature of the Loan Parties from time to time owed to the Additional First Lien Secured Parties under the Additional First Lien Debt Documents (including any post-petition interest, whether or not allowed or allowable in any insolvency proceeding) (the “Additional First Lien Debt Obligations” and, together with the Credit Agreement Obligations, the “First Lien Obligations”).

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FIRST LIEN OBLIGATIONS	The Credit Agreement Obligations and the Additional First Lien Debt Obligations described above.

PRIORITY OF LIENS:	The Liens securing the Credit Agreement Obligations and the Liens securing the Additional First Lien Debt Obligations shall be of equal priority.

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REMEDIES:	The Applicable Collateral Agent (as defined below), acting only on the instructions of the Applicable Authorized Representative (as defined below), shall control all decisions related to the exercise of remedies with respect to all or any portion of the Collateral and so long as the Administrative Agent is the Applicable Collateral Agent, no Additional First Lien Secured Party shall seek to exercise any right or remedy with respect to the Collateral.

Notwithstanding the equal priority of the Liens securing each series of the First Lien Obligations, until the Discharge of Credit Agreement Obligations Date (as defined below), the Applicable Collateral Agent may deal with the Collateral as if the Credit Agreement Secured Parties have a Lien senior to the Additional First Lien Secured Parties.

“Applicable Collateral Agent” means, until the earlier of (x) the Discharge of Credit Agreement Obligations Date and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent, and thereafter, a collateral agent representing the Additional First Lien Secured Parties at such time.

“Applicable Authorized Representative” means, until the earlier of (x) the Discharge of Credit Agreement Obligations Date and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and thereafter, an authorized representative of the series of the Additional First Lien Debt Obligations constituting the largest outstanding principal amount of any then outstanding series of Additional First Lien Debt Obligations (such series, the “Largest Additional First Lien Debt Obligations”).

“Discharge of Credit Agreement Obligations Date” means the date on which the Credit Agreement Obligations are no longer secured by any of the Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means a period to be agreed (but in any event not less than 90 days) after the acceleration of the Largest Additional First Lien Debt Obligations; provided that such date shall be stayed and shall not occur if (1) the Administrative Agent has commenced and is diligently pursuing any enforcement action with respect to the Collateral or (2) the Loan Party which has granted a security interest in the Collateral is then a debtor subject to an insolvency or liquidation proceedings.

PROHIBITION ON CONTESTING LIENS:	No First Lien Secured Party will contest, or support any other person in contesting the priority, validity or enforceability of a Lien on Collateral held by or on behalf of any of the First Lien Secured Parties.

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ADDITIONAL FIRST LIEN DEBT OBLIGATIONS GUARANTIES AND COLLATERAL:	If for any reason, the guaranties of, or Collateral securing, Additional First Lien Debt Obligations are less extensive than those guarantying or securing, as the case may be, the Credit Agreement Obligations, then (a) with regard to Collateral securing Credit Agreement Obligations only, such Collateral shall not be shared with the Additional First Lien Secured Parties and the provisions below under the heading “Application of Proceeds/Turnover” shall not apply to such Collateral or the proceeds thereof and (b) with regard to any amounts received by the Credit Agreement Secured Parties pursuant to the respective guaranties, such amounts shall not be shared with the Additional First Lien Secured Parties and the provisions below under the heading “Application of Proceeds/Turnover” shall not apply to such amounts.

APPLICATION OF PROCEEDS/TURN- OVER:

The proceeds of any liquidation, foreclosure, enforcement or similar action related to the Collateral will be applied in the following order of priority:

First, to pay agent fees, expenses and indemnities;

Second, on a pro rata basis, to pay the First Lien Obligations in accordance with the terms of the applicable documents relating to each series of such First Lien Obligations; and

Third, to the Borrower or as a court of competent jurisdiction may direct. Until the discharge of each of the First Lien Obligations, any Collateral or proceeds thereof received by any First Lien Secured Party shall be segregated and held in trust and shall be transferred to the Applicable Collateral Agent for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements.

Notwithstanding the foregoing and in addition to the provisions described above under the heading “Additional First Lien Debt Obligations Guaranties and Collateral”, each First Lien Secured Party shall bear the risk of (x) any failure to perfect (or to create) any Liens securing its respective First Lien Obligations and (y) any intervening Liens created after the perfection of Liens securing prior perfected First Lien Obligations and before the perfection of Liens securing subsequently incurred First Lien Obligations.

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RELEASES:	In the event that the Applicable Collateral Agent exercises remedies against all or a portion of the Collateral resulting in a sale or disposition thereof, then Liens on such Collateral in favor of any First Lien Secured Party shall be automatically released.

BANKRUPTCY:	In connection with any insolvency proceeding of any Loan Party:

DIP Financing: If (1) such Loan Party, as debtor-in-possession, moves for approval of debtor-in-possession financing (a “DIP Financing”) and (2) the Applicable Authorized Representative does not object to such DIP Financing, then (i) to the extent such DIP Financing Liens are senior to the Liens on any Collateral for the benefit of the First Lien Secured Parties, each of the Non-Controlling Secured Parties (as defined below) shall subordinate its Liens with respect to such Collateral on the same terms as the Liens of the Controlling Secured Parties (as defined below) (other than any Liens of any First Lien Secured Party constituting DIP Financing Liens) are subordinated thereto and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any Collateral, each Non-Controlling Secured Party will confirm the priorities with respect to such Collateral, in each case so long as (A) the First Lien Secured Parties retain the benefit of their Liens on such Collateral pledged to the DIP Financing lenders, (B) the First Lien Secured Parties are granted Liens on any additional collateral pledged to any other First Lien Secured Party as adequate protection or otherwise, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied in accordance with the terms of the First Lien Intercreditor Agreement and (D) if any First Lien Secured Parties are granted adequate protection, in connection with such DIP Financing or cash collateral, the proceeds of such adequate protection are applied in accordance with the terms of the First Lien Intercreditor Agreement.

“Controlling Secured Parties” means, at any time when the Administrative Agent is the Applicable Collateral Agent, the Credit Agreement Secured Parties, and at any other time, the First Lien Secured Parties whose authorized representative is the Applicable Authorized Representative at such time.

“Non-Controlling Secured Parties” means, at any time, the First Lien Secured Parties which are not at such time Controlling Secured Parties.

Adequate Protection: no First Lien Secured Party receiving adequate protection shall object to any other First Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Secured Party in connection with a DIP Financing or use of cash collateral.

GOVERNING LAW:	The State of New York.

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EXHIBIT L

SUMMARY OF TERMS AND CONDITIONS OF THE JUNIOR LIEN

INTERCREDITOR AGREEMENT

Capitalized terms not otherwise defined herein have the same meanings as specified therefor in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Sabre Inc. (the “Borrower”), Sabre Holdings Corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, Deutsche Bank AG New York Branch, as an L/C issuer, and each lender from time to time party thereto, to which this Exhibit L is attached.

JUNIOR LIEN DEBT:	Permitted Junior Priority Debt permitted pursuant to the terms of the Credit Agreement to be secured by a junior Lien on all or any portion of the Collateral (the “Junior Lien Debt”).

FINANCING DOCUMENTS:	The First Lien Credit Documents (as defined in Exhibit K to the Credit Agreement) and the definitive documentation in respect of the Junior Lien Debt (the “Junior Lien Debt Documents” and, together with the First Lien Credit Documents, the “Secured Debt Documents”).

FIRST LIEN SECURED PARTIES:	The First Lien Secured Parties (as defined in Exhibit K to the Credit Agreement).

JUNIOR LIEN SECURED PARTIES:	The agents, issuing banks, trustees, debtholders and lenders under the Junior Lien Debt Documents that are entitled to the benefit of a junior Lien on the Collateral (the “Junior Lien Secured Parties”).

SECURED PARTIES:	The First Lien Secured Parties and the Junior Lien Secured Parties (collectively the “Secured Parties”).

FIRST LIEN OBLIGATIONS:	The First Lien Obligations (as defined in Exhibit K to the Credit Agreement). The terms of the First Lien Obligations may be amended, supplemented or otherwise modified and all or a portion of the First Lien Obligations may be refinanced from time to time and the aggregate amount of the First Lien Obligations may be increased, in each case, without notice to or consent by the Junior Lien Secured Parties and without affecting the provisions of the Junior Lien Intercreditor Agreement.

JUNIOR LIEN OBLIGATIONS:	All obligations of every nature of the Loan Parties from time to time owed to the Junior Lien Secured Parties under the Junior Lien Debt Documents (including any post-petition interest, whether or not allowed or allowable in any insolvency proceeding) (the “Junior Lien Obligations”).

PRIORITY OF LIENS; REMEDIES:

Until the Discharge of First Lien Obligations (as defined below) has occurred:

(a) The Liens securing the Junior Lien Obligations shall be junior and subordinated in all respects to the Liens securing the First Lien Obligations;

(b) The Junior Lien Secured Parties shall have no right to exercise rights or remedies with respect to the Collateral, institute any action with respect to the Collateral, take or receive any Collateral or any proceeds thereof or object to the exercise by the First Lien Secured Parties of any rights or remedies with respect to the Collateral; provided that the Junior Lien Secured Parties may exercise rights and remedies with respect to the Collateral if the First Lien Secured Parties have not commenced the exercise of rights and remedies with respect to any material portion of the Collateral (or attempted to commence such exercise and are stayed by applicable insolvency or liquidation proceeding) within a standstill period to be agreed (but in any event, not less than 180 days) starting from the date on which the Junior Lien Secured Parties have delivered to the First Lien Secured Parties written notice of the acceleration of the Junior Lien Obligations; and

(c) The First Lien Secured Parties shall control all decisions related to the exercise of remedies under the First Lien Credit Documents without any consultation with, or the consent of, any of the Junior Lien Secured Parties.

NO PAYMENT SUBORDINATION:	The Junior Lien Intercreditor Agreement affects only the relative priority of the Liens on the Collateral (and the application of proceeds therefrom as described below under the heading “Application of Proceeds/Turnover”) securing the First Lien Obligations and the Junior Lien Obligations and does not subordinate the Junior Lien Obligations in right of payment to the First Lien Obligations.

PROHIBITION ON CONTESTING LIENS:	No Secured Party will contest, or support any other person in contesting, the priority, validity or enforceability of a Lien on Collateral held by or on behalf of any of the First Lien Secured Parties or the Junior Lien Secured Parties.

NO NEW LIENS/SIMILAR LIENS:	No Loan Party shall grant or permit any additional Liens on any asset to secure the Junior Lien Obligations unless it has granted a first priority Lien on such assets to secure the First Lien Obligations.

APPLICATION OF PROCEEDS/TURN- OVER:	The proceeds of any liquidation, foreclosure, enforcement or similar action related to the Collateral will be applied in the following order of priority:

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First, to pay the First Lien Obligations in accordance with the terms of the First Lien Debt Documents until the Discharge of First Lien Obligations has occurred;

Second, to pay the Junior Lien Obligations in accordance with the terms of the Junior Lien Debt Documents until the discharge of the Junior Lien Obligations has occurred; and

Third, to the Borrower or as a court of competent jurisdiction may direct.

Until the Discharge of First Lien Obligations, any Collateral or proceeds thereof received by any Junior Lien Secured Party shall be segregated and held in trust and shall be paid over to the Collateral Agent for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements.

“Discharge of First Lien Obligations” means the payment in full in cash of all First Lien Obligations, the termination or cash collateralization of all letters of credit and Hedging Agreements issued or entered into, as the case may be, by any First Lien Secured Party and the termination of all other commitments of the First Lien Secured Parties under the First Lien Credit Documents

RELEASES:	In the event that the First Lien Secured Parties release their Liens on all or any portion of the Collateral or any Guarantor from its obligations under its guaranty of the First Lien Obligations, the comparable Lien on such Collateral or guaranty, if any, in respect of the Junior Lien Obligations shall be automatically released.

RIGHTS AS UNSECURED CREDITORS:	The Junior Lien Secured Parties may exercise rights and remedies as unsecured creditors against the Loan Parties in accordance with the terms of the applicable Junior Lien Debt Documents and applicable law and subject to the terms of the Junior Lien Intercreditor Agreement.

AMENDMENTS:	The First Lien Credit Documents may be amended, refinanced etc. without notice to, or the consent of, any Junior Lien Secured Party.

No Junior Lien Debt Documents may be amended, modified or supplemented to the extent such amendment, modification or supplement would be prohibited by or inconsistent with the terms of the Junior Lien Intercreditor Agreement or any then effective First Lien Credit Document.

Any amendments, modifications or waivers of the Junior Lien Intercreditor Agreement must be signed in writing by each representative of the First Lien Secured Parties and the Junior Lien

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Secured Parties; provided that (x) each representative of the First Lien Secured Parties may, without the written consent of any representative of the Junior Lien Secured Parties, agree to modifications of the Junior Lien Intercreditor Agreement for the purpose of securing additional First Lien Obligations and adding new creditors as First Lien Secured Parties and (y) additional Loan Parties may be added as parties to the First Lien Intercreditor Agreement in accordance with the provisions thereof without consent of any representative of the Junior Lien Secured Parties; provided further that such amendment, modification or waiver will require the Borrower’s consent if it amends, modifies or waives the rights, interests or liabilities, or directly affects the privileges of, the Borrower or any Loan Party.

BANKRUPTCY:	In connection with any insolvency proceeding of any Loan Party:

Filing of Motions: The Junior Lien Secured Parties shall not file any motion, take any position in any proceeding, or take any other action in respect of the Collateral (including any motion seeking relief from the automatic stay) except filing of a proof of claim or responsive or defensive pleadings in opposition to any motion or pleading seeking the disallowance of the claims of the Junior Lien Secured Parties.

DIP Financing: If the First Lien Secured Parties (or their respective authorized representative as provided in Exhibit K to the Credit Agreement) desire to permit the sale or use of any collateral, or to permit any Loan Party to obtain debtor-in-possession financing (a “DIP Financing”), then the Junior Lien Secured Parties shall: (i) be deemed to accept and will not object or support any objection to, such sale or use or any such DIP Financing, (ii) not request or accept any form of adequate protection or any other relief in connection therewith except as set forth below and (iii) subordinate its Liens to such DIP Financing, any adequate protection provided to the First Lien Secured Parties and any “carve-out” for fees agreed to by the Collateral Agent; provided that nothing shall prohibit the Junior Lien Secured Parties from (a) exercising their rights to vote in favor of or against a plan of reorganization, (b) proposing any post-petition financing so long as the First Lien Secured Parties are receiving post-petition interest in at least the same form being requested by the Junior Lien Secured Parties or (c) other than with respect to a DIP Financing as described above, objecting to any provision in any post-petition financing.

Sales: None of the Junior Lien Secured Parties shall oppose any sale that is supported by the First Lien Secured Parties (or their respective authorized representative as provided in Exhibit K to the Credit Agreement), and the Junior Lien Secured Parties will be deemed to have consented to any such sale and to have released their Liens in such assets.

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Adequate Protection: No Junior Lien Secured Party shall (i) contest any request by the First Lien Secured Parties (or their respective authorized representative as provided in Exhibit K to the Credit Agreement) for adequate protection, (ii) contest any objection by the First Lien Secured Parties (or their respective authorized representative as provided in Exhibit K to the Credit Agreement) to any motion, etc. based on the First Lien Secured Parties’ (or their respective authorized representative as provided in Exhibit K to the Credit Agreement) claiming a lack of adequate protection, (iii) seek or accept any form of adequate protection under any of Sections 362, 363 and/or 364 of the Bankruptcy Code with respect to the Collateral or (iv) contest the payment of interest, fees, expenses or other amounts to any First Lien Secured Party (or their respective authorized representative as provided in Exhibit K to the Credit Agreement). However, (a) if the First Lien Secured Parties are granted adequate protection in the form of additional collateral in connection with any DIP Financing, then the Junior Lien Secured Parties may seek adequate protection in the form of a Lien on such additional collateral (subordinated to the Liens securing the First Lien Obligations and such DIP Financing), (b) in the event the any Junior Lien Secured Party is granted adequate protection in the form of additional collateral, then the First Lien Secured Parties shall have a senior Lien and claim on such additional collateral and (c) in the event the First Lien Secured Parties are granted adequate protection in the form of a superpriority claim, then the Junior Lien Secured Parties may seek adequate protection in the form of a junior superpriority claim, subordinated to the superpriority claim granted to the First Lien Secured Parties.

Avoidance Issues: If any First Lien Secured Party is required to disgorge or otherwise pay any amount to the estate of any Loan Party for any reason (a “Recovery”), then the First Lien Obligations shall be reinstated to the extent of such Recovery and the Discharge of First Lien Obligations shall be deemed not to have occurred.

Separate Grants of Security and Classifications: The grants of Liens pursuant to the First Lien Credit Documents and the Junior Lien Debt Documents constitute two separate and distinct grants of Liens. If it is held that the claims constitute only one secured claim, then all distributions shall be made as if there were separate classes of secured claims. The First Lien Secured Parties and the Junior Lien Secured Parties shall be entitled to vote as a separate class on any plan of reorganization.

Post-Petition Interest: The Junior Secured Lien Parties shall not oppose or challenge any claim of the First Lien Secured Parties for post-petition interest, fees or expenses.

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No Waiver by First Lien Secured Parties: No First Lien Secured Party shall be prohibited from objecting to any action taken by the Junior Lien Secured Parties (or any agent on their behalf).

Plan of Reorganization. No Junior Lien Secured Party shall support or vote in favor of any plan of reorganization that is inconsistent with the terms of the Junior Lien Intercreditor Agreement.

Section 506(c). Until the Discharge of First Lien Obligations has occurred, no Junior Lien Secured Party shall assert any claim under Section 506(c) of the Bankruptcy Code or seek to recover any amounts that any Loan Party may obtain by virtue of any claim under such Section 506(c).

Section 1111(b). Until the Discharge of First Lien Obligations has occurred, no Junior Lien Secured Party shall seek to exercise any rights under Section 1111(b) of the Bankruptcy Code. Each Junior Lien Secured Party waives any claim it may have against any First Lien Secured Party arising out of the election by any First Lien Secured Party of the application to the claims of any First Lien Secured Party of Section 1111(b)(2) of the Bankruptcy Code.

PURCHASE OPTION:	Upon acceleration, bankruptcy or commencement of enforcement proceedings, the Junior Lien Secured Parties shall have a one-time right to purchase, within 30 days of such event, at par plus any prepayment premiums and accrued but unpaid interest and fees and any other unpaid amounts (and full cash collateralization of all letter of credit and related obligations), the First Lien Obligations.

GOVERNING LAW:	The State of New York.

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